UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2019

Multi-Asset Income Fund
Investor Class (AMJVX)
I Class (AMJIX)
Y Class (AMJYX)
A Class (AMJAX)
C Class (AMJCX)
R Class (AMJWX)
R5 Class (AMJGX)
R6 Class (AMJRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AMJVX	2.89%	4.53%	12/1/14
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	6.91%	5.66%	—
Russell 3000 Value Index	—	4.23%	7.35%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.08%	2.83%	—
MSCI ACWI ex-U.S. Value Index	—	-5.27%	1.60%	—
Blended Index	—	5.35%	5.35%	—
I Class	AMJIX	3.10%	4.74%	12/1/14
Y Class	AMJYX	3.14%	4.32%	4/10/17
A Class	AMJAX			12/1/14
No sales charge		2.53%	4.25%
With sales charge		-3.33%	2.94%
C Class	AMJCX	1.77%	3.49%	12/1/14
R Class	AMJWX	2.28%	4.00%	12/1/14
R5 Class	AMJGX	3.10%	4.21%	4/10/17
R6 Class	AMJRX	3.15%	4.89%	12/1/14
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of widely known indices. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Bloomberg Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $12,297

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $12,927

Russel 3000 Value Index — $13,919

Bloomberg Barclays U.S. Aggregate Bond Index — $11,390

MSCI ACWI ex-U.S. Value Index — $10,769

Blended Index — $12,751

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.17%	0.97%	0.82%	1.42%	2.17%	1.67%	0.97%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and John Donner

Performance Summary

For the fiscal year ended July 31, 2019, Multi-Asset Income returned 2.89%*. The strategy trailed the return of its custom-blended benchmark, which consists of 40% equity and 60% fixed-income investments. Positioning among U.S. fixed-income securities and non-U.S. equities detracted from results relative to the benchmark, while allocations to global real estate investment trusts (REITs) and U.S. equity income were beneficial. As of July 31, 2019, Multi-Asset Income Fund’s 30-day SEC yield was 3.57% after the fee waiver. Without the waiver, the 30-day SEC yield would have been 3.31%. At period-end, the fund’s annual distribution rate was 4.83%.

Fund Strategy and Positioning

The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any proportion, but maintains broad allocation ranges of 20% to 80% for equities and 20% to 80% for fixed-income securities to allow the team flexibility in pursuing attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, the fund invests in varying combinations of other American Century Investments’ funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities and certain derivative instruments. At period-end, the fund’s allocation was 45.5% fixed-income instruments, 41.5% equity (including investments in equity and fixed-income mutual funds and ETFs) and 13% in preferred and convertible securities.

NT High Income Fund was the largest holding in the portfolio throughout the period. We increased the allocation modestly in late 2018, when yield spreads on securities rated below investment grade rose significantly, increasing their appeal in our tactical allocation framework. In 2019, we reduced our exposure to non-U.S. value, as global growth slowed and worries about a potential trade war intensified, contributing to higher volatility in the asset class.

Global Real Estate and U.S. Equity Income Add to Returns

Positioning in the global real estate allocation contributed to performance, aided by positive security selection. Sources of strength were retail REITs and those based in the U.S. Similarly, the U.S. equity income position contributed because of security selection effects, led by consumer staples holdings. The highest income generation came from the NT High Income Fund, global real estate and emerging markets debt allocations.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

U.S. Bonds and Non-U.S. Equities Lagged Their Underlying Benchmarks

Notable detraction from performance relative to their underlying benchmarks came from positioning among both investment-grade and high-yield U.S. bonds. Both allocations underperformed their respective benchmarks because of security selection decisions. In the investment-grade slice, it also hurt relative results to have a comparatively short duration at a time when interest rates declined. Duration is a measure of a bond’s price sensitivity to interest rate changes. When interest rates fall, bond prices rise, and the longer the duration, the greater the price increase. A shorter duration provides comparatively less benefit from falling rates.

Non-U.S. equities were another source of weakness, as they generally underperformed U.S. equities and stock choices meant these positions lagged their underlying benchmarks. Security selection in the foreign exchange and equity dividend harvesting sleeves also detracted from relative results.

Outlook

We have a cautious outlook for economic growth, as U.S. industrial production, disposable income and corporate profits have all been declining. In addition, rising tariffs and ongoing trade disputes between the U.S. and many leading economies act as a further drag on growth. Despite this uncertainty, unemployment remains historically low, and sharply lower interest rates should ultimately provide a boost to the economy. What’s more, the U.S. economy remains fairly healthy relative to most other countries, whose economies are expanding more slowly. It should also be noted that we do not feel that a U.S. recession is imminent. Add it all up, and with stock market volatility increasing, trade concerns a wild card and the late stage of the economic cycle, we believe investor expectations should probably be more muted regarding financial market returns going forward.

When considering income, return and risk potential, our outlook at the end of July 2019 had better views on stocks relative to fixed-income alternatives. Within the equity allocation, we had a bias toward emerging markets value equities, global real estate and equity income. Fundamental factors and relative yields support the emerging markets position, while real estate equities are favored relative to bonds because of comparatively attractive yields. Within fixed income, slower growth in the U.S. means it pays to be conscious of credit risk in lower-rated, more economically sensitive issuers. So while the portfolio’s largest absolute allocation was to U.S. high yield, we remain vigilant against volatility in the asset class.

Multi-Asset Income was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn’t jeopardize the potential for income tomorrow. Our broadly diversified investment approach, combining the best top-down ideas of American Century Investments’ Multi-Asset Strategies team with the bottom-up security selection of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return and risk.

6

Fund Characteristics

JULY 31, 2019
Types of Investments in Portfolio	% of net assets
Affiliated Funds	50.5%
Domestic Common Stocks	14.2%
Foreign Common Stocks*	8.0%
Preferred Stocks	10.6%
Convertible Preferred Stocks	2.7%
Corporate Bonds	1.6%
Exchange-Traded Funds	1.6%
Collateralized Mortgage Obligations	1.2%
Convertible Bonds	1.1%
Commercial Mortgage-Backed Securities	0.8%
Asset-Backed Securities	0.5%
U.S. Treasury Securities	0.4%
Collateralized Loan Obligations	0.3%
Temporary Cash Investments	6.5%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.70	$3.40	0.67%
I Class	$1,000	$1,044.70	$2.38	0.47%
Y Class	$1,000	$1,045.50	$1.62	0.32%
A Class	$1,000	$1,041.30	$4.66	0.92%
C Class	$1,000	$1,038.50	$8.44	1.67%
R Class	$1,000	$1,040.00	$5.92	1.17%
R5 Class	$1,000	$1,044.70	$2.38	0.47%
R6 Class	$1,000	$1,045.50	$1.62	0.32%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
Y Class	$1,000	$1,023.21	$1.61	0.32%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46	$2.36	0.47%
R6 Class	$1,000	$1,023.21	$1.61	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2019

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 50.5%
Emerging Markets Debt Fund R6 Class	734,425	$7,652,710
Equity Income Fund R6 Class	459,302	4,198,024
International Value Fund R6 Class	632,015	4,645,310
NT High Income Fund G Class	1,311,158	12,678,901
Utilities Fund Investor Class	33,004	588,459
TOTAL AFFILIATED FUNDS (Cost $29,467,169)		29,763,404
COMMON STOCKS — 22.2%
Airlines — 0.1%
Eva Airways Corp.	64,008	30,337
Auto Components†
Fuyao Glass Industry Group Co. Ltd., H Shares	5,200	15,818
Automobiles — 0.1%
Geely Automobile Holdings Ltd.	19,000	28,883
Great Wall Motor Co. Ltd., H Shares	29,500	19,907
Hyundai Motor Co. Preference Shares	105	6,499
Kia Motors Corp.	763	27,965
		83,254
Banks — 1.7%
Absa Group Ltd.	900	9,983
Agricultural Bank of China Ltd., H Shares	48,000	19,478
AMMB Holdings Bhd	36,300	37,135
Banco do Brasil SA	2,700	34,935
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	4,800	34,080
Bank Mandiri Persero Tbk PT	40,400	22,873
Bank Negara Indonesia Persero Tbk PT	18,000	10,610
Bank of China Ltd., H Shares	93,000	37,746
Bank of Communications Co. Ltd., H Shares	23,000	16,725
China CITIC Bank Corp. Ltd., H Shares	26,000	14,450
China Construction Bank Corp., H Shares	194,000	149,356
China Merchants Bank Co. Ltd., H Shares	3,500	17,434
CIMB Group Holdings Bhd	36,100	44,404
Dubai Islamic Bank PJSC	6,402	9,266
E.Sun Financial Holding Co. Ltd.	11,782	9,828
Grupo Financiero Banorte SAB de CV	8,700	43,523
Hana Financial Group, Inc.	1,658	48,633
Hong Leong Financial Group Bhd	1,900	8,275
Industrial & Commercial Bank of China Ltd., H Shares	144,000	96,928
Itau CorpBanca	780,417	6,063
Itau Unibanco Holding SA ADR	4,500	41,175
Mega Financial Holding Co. Ltd.	15,000	15,462

10

	Shares/ Principal Amount	Value
Nedbank Group Ltd.	1,859	$31,164
Qatar National Bank QPSC	6,140	32,868
RHB Bank Bhd	20,000	26,661
Shinhan Financial Group Co. Ltd.	909	33,316
SinoPac Financial Holdings Co. Ltd.	50,000	19,918
Standard Bank Group Ltd.	4,283	53,491
Taiwan Business Bank	99,000	42,550
Woori Financial Group, Inc.	2,871	31,783
		1,000,113
Beverages — 0.1%
Cia Cervecerias Unidas SA ADR	1,000	27,960
Kweichow Moutai Co. Ltd., A Shares	100	14,056
Tsingtao Brewery Co. Ltd., H Shares	4,000	23,284
		65,300
Capital Markets — 0.5%
Blackstone Group, Inc. (The), Class A	4,722	226,561
Haitong Securities Co. Ltd., A Shares	6,200	12,398
Investec Ltd.	4,617	26,318
		265,277
Chemicals — 0.1%
Kumho Petrochemical Co. Ltd.	532	36,619
Mexichem SAB de CV	4,900	8,954
Petronas Chemicals Group Bhd	17,900	32,430
		78,003
Construction and Engineering — 0.2%
China Communications Services Corp. Ltd., H Shares	6,000	4,196
Daelim Industrial Co. Ltd.	374	33,282
Samsung Engineering Co. Ltd.(2)	2,551	35,338
Sinopec Engineering Group Co. Ltd., H Shares	23,000	18,085
		90,901
Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., H Shares	4,000	23,160
Asia Cement Corp.	27,000	36,241
China National Building Material Co. Ltd., H Shares	24,000	21,067
China Resources Cement Holdings Ltd.	28,000	25,811
Taiwan Cement Corp.	30,000	42,961
		149,240
Diversified Financial Services†
FirstRand Ltd.	3,132	13,446
Diversified Telecommunication Services†
China Unicom Hong Kong Ltd.	10,000	9,689
Telkom SA SOC Ltd.	1,748	10,497
		20,186
Electric Utilities — 0.6%
Centrais Eletricas Brasileiras SA	900	9,244
Edison International	854	63,657
Enel Americas SA ADR	5,000	41,250

11

	Shares/ Principal Amount	Value
Eversource Energy	922	$69,943
Inter RAO UES PJSC	217,000	15,165
Interconexion Electrica SA ESP	6,310	34,464
Manila Electric Co.	550	3,943
Pinnacle West Capital Corp.	766	69,875
Xcel Energy, Inc.	1,180	70,340
		377,881
Electronic Equipment, Instruments and Components — 0.1%
Hon Hai Precision Industry Co. Ltd.	8,400	21,123
Yageo Corp.(2)	1,000	8,440
Zhen Ding Technology Holding Ltd.	8,000	29,246
		58,809
Equity Real Estate Investment Trusts (REITs) — 7.9%
Community Healthcare Trust, Inc.	6,675	274,276
Essential Properties Realty Trust, Inc.	22,001	464,661
Gaming and Leisure Properties, Inc.	8,466	319,253
Granite Real Estate Investment Trust	8,250	383,433
HCP, Inc.	15,534	496,001
Jernigan Capital, Inc.	14,254	282,799
Northview Apartment Real Estate Investment Trust	16,257	335,044
Spirit Realty Capital, Inc.	11,342	500,409
STAG Industrial, Inc.	12,959	385,142
STORE Capital Corp.	4,810	164,550
VEREIT, Inc.	27,462	250,453
VICI Properties, Inc.	13,910	296,839
Welltower, Inc.	6,176	513,349
		4,666,209
Food Products — 0.2%
JBS SA	6,000	39,147
Standard Foods Corp.	9,000	17,397
Uni-President Enterprises Corp.	22,000	57,200
		113,744
Gas Utilities — 0.3%
Atmos Energy Corp.	403	43,943
Kunlun Energy Co. Ltd.	48,000	41,868
ONE Gas, Inc.	427	38,934
Spire, Inc.	466	38,403
		163,148
Hotels, Restaurants and Leisure — 0.1%
Yum China Holdings, Inc.	1,030	46,865
Household Products — 0.1%
Kimberly-Clark de Mexico SAB de CV, A Shares(2)	23,200	48,134
Independent Power and Renewable Electricity Producers — 0.1%
Aboitiz Power Corp.	59,600	41,465
CGN Power Co. Ltd., H Shares	36,000	10,415
Colbun SA	73,527	13,775

12

	Shares/ Principal Amount	Value
SDIC Power Holdings Co. Ltd., A Shares	8,200	$10,123
		75,778
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Class A	30,600	26,506
Shanghai Industrial Holdings Ltd.	8,000	16,439
		42,945
Insurance — 0.5%
China Life Insurance Co. Ltd., A Shares	2,400	10,292
China Pacific Insurance Group Co. Ltd., H Shares	12,000	51,442
DB Insurance Co. Ltd.	558	26,202
Ping An Insurance Group Co. of China Ltd., H Shares	11,500	136,399
Powszechny Zaklad Ubezpieczen SA	2,969	31,997
Samsung Fire & Marine Insurance Co. Ltd.	42	9,291
		265,623
Interactive Media and Services†
Tencent Holdings Ltd.	600	28,062
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd. ADR(2)	150	25,967
IT Services — 0.1%
Infosys Ltd. ADR	2,900	32,828
Leisure Products†
Giant Manufacturing Co. Ltd.	2,000	15,298
Machinery — 0.1%
Sany Heavy Industry Co. Ltd., A Shares	8,700	17,749
Sinotruk Hong Kong Ltd.	11,000	16,225
Weichai Power Co. Ltd., H Shares	27,000	41,804
		75,778
Media†
Cheil Worldwide, Inc.	700	15,988
Metals and Mining — 0.4%
Cia Siderurgica Nacional SA ADR	7,500	32,025
Grupo Mexico SAB de CV, Series B	2,700	6,622
Korea Zinc Co. Ltd.	100	37,352
Kumba Iron Ore Ltd.	1,128	37,371
POSCO	50	9,497
Vale SA ADR	7,500	97,425
		220,292
Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Blackstone Mortgage Trust, Inc., Class A	11,851	420,947
Starwood Property Trust, Inc.	21,757	505,415
TPG RE Finance Trust, Inc.	25,257	498,826
		1,425,188
Multi-Utilities — 0.3%
Ameren Corp.	883	66,834
NorthWestern Corp.	836	58,453

13

	Shares/ Principal Amount	Value
WEC Energy Group, Inc.	743	$63,497
		188,784
Oil, Gas and Consumable Fuels — 4.5%
China Petroleum & Chemical Corp., H Shares	18,000	11,595
China Shenhua Energy Co. Ltd., H Shares	4,000	7,925
CNOOC Ltd.	48,000	78,940
Ecopetrol SA ADR	1,200	21,516
Energy Transfer LP	15,883	228,398
Enterprise Products Partners LP	17,174	517,109
EQM Midstream Partners LP	4,342	167,210
Gazprom PJSC ADR	5,534	40,568
Grupa Lotos SA	1,801	40,596
Hess Midstream Partners LP	10,215	205,934
LUKOIL PJSC ADR	472	38,807
MOL Hungarian Oil & Gas plc	4,284	43,594
MPLX LP	7,443	218,452
Noble Midstream Partners LP	5,632	174,536
Petroleo Brasileiro SA ADR	3,690	50,627
Phillips 66 Partners LP	4,105	214,527
Plains All American Pipeline LP	11,854	281,888
Reliance Industries Ltd. GDR	2,544	85,352
Shell Midstream Partners LP	10,304	222,463
Yanzhou Coal Mining Co. Ltd., H Shares	20,000	17,677
		2,667,714
Paper and Forest Products†
Lee & Man Paper Manufacturing Ltd.	27,000	16,470
Personal Products — 0.1%
LG Household & Health Care Ltd. Preference Shares	51	34,543
Pharmaceuticals — 0.1%
Dr Reddy's Laboratories Ltd. ADR	500	18,405
Sino Biopharmaceutical Ltd.	22,000	26,748
		45,153
Real Estate Management and Development — 0.2%
Agile Group Holdings Ltd.	6,000	7,759
China Vanke Co. Ltd., H Shares	4,800	18,118
CIFI Holdings Group Co. Ltd.	18,000	11,422
Country Garden Holdings Co. Ltd.	20,000	26,987
Longfor Group Holdings Ltd.	3,500	12,869
Shui On Land Ltd.	126,500	26,954
Sunac China Holdings Ltd.	3,000	13,624
		117,733
Semiconductors and Semiconductor Equipment — 0.1%
Nanya Technology Corp.	7,000	16,580
SK Hynix, Inc.	353	22,785
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	600	25,578
		64,943

14

	Shares/ Principal Amount	Value
Technology Hardware, Storage and Peripherals — 0.3%
Lenovo Group Ltd.	32,000	$25,708
Samsung Electronics Co. Ltd.	3,482	132,850
Samsung Electronics Co. Ltd. Preference Shares	313	9,751
		168,309
Transportation Infrastructure — 0.1%
International Container Terminal Services, Inc.	5,940	15,784
Taiwan High Speed Rail Corp.	30,000	40,060
		55,844
Water Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	50,076
Wireless Telecommunication Services — 0.3%
China Mobile Ltd.	9,000	76,609
DiGi.Com Bhd	40,200	48,534
Globe Telecom, Inc.	900	38,067
SK Telecom Co. Ltd.	41	8,575
		171,785
TOTAL COMMON STOCKS (Cost $12,013,891)		13,091,766
PREFERRED STOCKS — 10.6%
Banks — 6.0%
Bank of America Corp., 5.20%	33,000	33,766
Bank of America Corp., 5.875%	108,000	115,058
Bank of America Corp., 6.50%	418,000	465,428
Citigroup, Inc., 5.95%	49,000	51,537
JPMorgan Chase & Co., 5.15%	75,000	76,540
JPMorgan Chase & Co., 6.10%	186,000	198,688
PNC Capital Trust C, 3.09%	679,000	630,495
SunTrust Banks, Inc., 5.125%	741,000	734,257
U.S. Bancorp, 5.30%	162,000	170,853
U.S. Bancorp, 6.50%	15,377	415,487
Wells Fargo & Co., 6.18%	633,000	637,748
		3,529,857
Capital Markets — 1.6%
Bank of New York Mellon Corp. (The), 4.95%	260,000	262,335
Charles Schwab Corp. (The), 5.00%	675,000	677,713
		940,048
Diversified Financial Services — 0.2%
JPMorgan Chase & Co., 5.00%	76,000	76,969
Voya Financial, Inc., 6.125%	60,000	63,943
		140,912
Equity Real Estate Investment Trusts (REITs) — 0.9%
Kimco Realty Corp., 5.625%	530	13,610
Public Storage, 5.40%	11,018	291,316
Public Storage, 5.60%	7,069	192,630
SITE Centers Corp., 6.25%	500	13,005
		510,561

15

	Shares/ Principal Amount	Value
Insurance†
Progressive Corp. (The), 5.375%	17,000	$17,557
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Chimera Investment Corp., 8.00%	10,474	278,085
Multi-Utilities — 1.3%
NextEra Energy Capital Holdings, Inc., 5.25%	4,907	133,520
SCE Trust II, 5.10%	27,718	650,264
		783,784
Oil, Gas and Consumable Fuels — 0.1%
Plains All American Pipeline LP, 6.125%	68,000	65,687
TOTAL PREFERRED STOCKS (Cost $6,049,160)		6,266,491
CONVERTIBLE PREFERRED STOCKS — 2.7%
Banks — 0.8%
Bank of America Corp., 7.25%	143	202,694
Wells Fargo & Co., 7.50%	169	235,005
		437,699
Chemicals — 0.3%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	3,654	196,476
Equity Real Estate Investment Trusts (REITs) — 0.8%
QTS Realty Trust, Inc., 6.50%	4,366	493,838
Health Care Equipment and Supplies — 0.6%
Becton Dickinson and Co., 6.125%, 5/1/20	4,048	249,559
Danaher Corp., 4.75%, 4/15/22	87	98,736
		348,295
Machinery — 0.2%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	943	95,705
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,436,564)		1,572,013
CORPORATE BONDS — 1.6%
Automobiles — 0.1%
Ford Motor Co., 4.35%, 12/8/26	$45,000	45,422
Banks — 0.1%
Wells Fargo & Co., MTN, 4.65%, 11/4/44	50,000	56,589
Biotechnology — 0.1%
Amgen, Inc., 4.66%, 6/15/51	40,000	43,952
Consumer Finance — 0.1%
Capital One Financial Corp., 3.80%, 1/31/28	40,000	41,437
Containers and Packaging†
Berry Global, Inc., 5.125%, 7/15/23	20,000	20,500
Electronic Equipment, Instruments and Components†
Vishay Intertechnology, Inc., 2.25%, 6/15/25	19,000	17,787
Energy Equipment and Services†
Valaris plc, 8.00%, 1/31/24	11,000	9,350
Entertainment — 0.1%
Walt Disney Co. (The), 6.90%, 8/15/39(4)	25,000	37,344

16

		Shares/ Principal Amount	Value
Equity Real Estate Investment Trusts (REITs)†
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		$25,000	$25,787
Food and Staples Retailing†
Tesco plc, MTN, 5.50%, 12/13/19	GBP	10,000	12,348
Health Care Providers and Services — 0.2%
DaVita, Inc., 5.125%, 7/15/24		$35,000	35,219
Express Scripts Holding Co., 4.50%, 2/25/26		50,000	54,132
HCA, Inc., 5.00%, 3/15/24		20,000	21,729
			111,080
Hotels, Restaurants and Leisure — 0.1%
International Game Technology plc, 6.25%, 2/15/22(4)		35,000	37,012
Household Durables — 0.1%
Lennar Corp., 4.75%, 5/30/25		35,000	36,750
Insurance — 0.1%
Prudential Financial, Inc., 3.94%, 12/7/49		50,000	53,078
Media — 0.1%
Comcast Corp., 4.75%, 3/1/44		25,000	29,151
CSC Holdings LLC, 6.75%, 11/15/21		5,000	5,362
			34,513
Mortgage Real Estate Investment Trusts (REITs)†
Starwood Property Trust, Inc., 5.00%, 12/15/21		20,000	20,700
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.90%, 8/1/41		25,000	28,893
Exelon Generation Co. LLC, 5.60%, 6/15/42		50,000	57,250
Sempra Energy, 3.25%, 6/15/27		50,000	50,263
			136,406
Oil, Gas and Consumable Fuels — 0.2%
Antero Resources Corp., 5.125%, 12/1/22		20,000	19,200
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		35,000	43,394
MPLX LP, 4.875%, 12/1/24		47,000	51,226
			113,820
Pharmaceuticals — 0.1%
Allergan Funding SCS, 4.55%, 3/15/35		40,000	41,423
Specialty Retail†
Home Depot, Inc. (The), 5.95%, 4/1/41		20,000	27,372
Technology Hardware, Storage and Peripherals†
Dell International LLC / EMC Corp., 5.875%, 6/15/21(4)		20,000	20,353
Wireless Telecommunication Services†
Sprint Communications, Inc., 6.00%, 11/15/22		20,000	21,300
TOTAL CORPORATE BONDS (Cost $908,488)			964,323
EXCHANGE-TRADED FUNDS — 1.6%
Alerian MLP ETF		37,158	365,263
iShares China Large-Cap ETF		1,480	60,828
iShares MSCI Emerging Markets ETF		2,837	118,501
iShares MSCI India ETF		6,090	200,970

17

	Shares/ Principal Amount	Value
iShares MSCI Russia ETF	2,250	$87,908
iShares MSCI Thailand ETF	1,150	105,800
TOTAL EXCHANGE-TRADED FUNDS (Cost $927,205)		939,270
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.30%, 2/25/35	$12,281	12,524
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.24%, 11/25/34	3,157	3,132
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.52%, 7/25/37	1,209	1,184
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	3,990	4,285
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.40%, 8/25/34	15,044	15,262
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.58%, 8/25/35	4,750	4,903
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	17,553	18,034
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.48%, 7/25/35	6,746	7,192
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.50%, 9/25/35	15,648	16,116
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.56%, 9/25/35	10,135	10,393
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.42%, 7/25/35	5,227	5,302
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.38%, 7/25/35	5,016	5,054
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	3,566	3,494
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.16%, 2/25/32	229	237
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.73%, 11/21/34	16,155	16,865
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(4)	39,263	39,697
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.49%, 7/25/36	20,385	19,920
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.45%, 3/25/35	7,669	7,633
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.27%, 8/25/35	3,355	3,428
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	7,431	7,765
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.97%, 12/25/34	6,759	6,969
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	61,038	62,638
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	12,590	12,652
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.10%, 4/25/35	2,231	2,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.10%, 5/25/35	3,104	3,230

18

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	$8,226	$8,257
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	14,804	14,580
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	8,590	8,707
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	57,734	58,522
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 4.98%, 3/25/36	4,312	4,296
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 5.04%, 7/25/36	2,581	2,633
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 5.18%, 7/25/36	15,485	15,736
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 5.02%, 7/25/36	29,902	30,440
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.76%, 9/25/36	16,488	16,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.76%, 10/25/36	8,768	8,779
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.72%, 10/25/36	20,514	20,548
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	13,675	13,879
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	7,369	7,505
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	6,158	6,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	12,514	12,823
		519,975
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.52%, (1-month LIBOR plus 3.25%), 5/25/25	50,000	53,468
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.47%, (1-month LIBOR plus 1.20%), 10/25/29	35,559	35,790
FHLMC, Series 2019-DNA1, Class M1, VRN, 3.30%, (1-month LIBOR plus 0.90%), 1/25/49(4)	47,001	47,155
FNMA, Series 2014-C02, Class 1M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	19,742	20,596
FNMA, Series 2016-C03, Class 2M2, VRN, 8.17%, (1-month LIBOR plus 5.90%), 10/25/28	4,399	4,831
		161,840
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $663,858)		681,815
CONVERTIBLE BONDS — 1.1%
Air Freight and Logistics†
Air Transport Services Group, Inc., 1.125%, 10/15/24	19,000	18,973
Airlines†
Citigroup Global Markets Holdings, Inc., (convertible into Southwest Airlines Co.), 6.35%, 9/17/19(3)(4)	461	23,773
Biotechnology — 0.1%
Credit Suisse AG, (convertible into Celgene Corp.), 9.10%, 9/19/19(3)(4)	282	25,224

19

	Shares/ Principal Amount	Value
Construction Materials — 0.2%
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 6.65%, 8/2/19(3)(4)	$111	$20,619
Royal Bank of Canada, (convertible into Martin Marietta Materials, Inc.), 5.60%, 8/12/19(3)(4)	21	3,886
Wells Fargo Bank N.A., (convertible into Martin Marietta Materials, Inc.), 5.10%, 8/1/19(3)(4)	391	74,099
		98,604
Diversified Financial Services — 0.1%
Citigroup Global Markets Holdings, Inc., (convertible into Berkshire Hathaway, Inc., Class B), 1.63%, 8/13/19(3)(4)	14	2,826
Credit Suisse AG, (convertible into Berkshire Hathaway, Inc., Class B), 1.50%, 12/5/19(3)(4)	138	27,892
Royal Bank of Canada, (convertible into Berkshire Hathaway, Inc., Class B), 0.90%, 1/23/20(3)(4)	72	15,142
		45,860
Health Care Technology — 0.1%
Credit Suisse AG, (convertible into Cerner Corp.), 2.80%, 10/17/19(3)(4)	683	44,879
Morgan Stanley B.V., (convertible into Cerner Corp.), 1.48%, 10/31/19(3)(4)	292	19,703
		64,582
Insurance — 0.1%
AXA SA, 7.25%, 5/15/21(4)	54,000	58,321
Semiconductors and Semiconductor Equipment — 0.5%
Microchip Technology, Inc., 1.625%, 2/15/27	172,000	219,610
Teradyne, Inc., 1.25%, 12/15/23	43,000	78,891
		298,501
Software†
Palo Alto Networks, Inc., 0.75%, 7/1/23(4)	14,000	15,449
Technology Hardware, Storage and Peripherals†
Western Digital Corp., 1.50%, 2/1/24(4)	9,000	8,388
Textiles, Apparel and Luxury Goods†
UBS AG, (convertible into Ralph Lauren Corp.), 8.65%, 1/23/20(3)(4)	116	12,492
TOTAL CONVERTIBLE BONDS (Cost $587,968)		670,167
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(4)	25,000	26,071
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	10,000	10,654
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	35,000	38,436
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	25,000	25,964
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(4)	25,000	25,813
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(4)	25,000	25,652
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(4)	25,000	25,614

20

	Shares/ Principal Amount	Value
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	$25,000	$26,296
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	15,000	15,766
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	25,000	26,121
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(4)	25,000	25,420
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(4)	10,000	10,164
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	25,000	26,360
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	20,000	21,082
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	25,000	25,583
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	25,000	25,454
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	25,000	26,095
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	50,000	52,076
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4 SEQ, 3.19%, 7/15/50	25,000	25,991
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $474,955)		484,612
ASSET-BACKED SECURITIES — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(4)	25,000	25,185
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(4)	13,006	12,976
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(4)	2,359	2,358
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(4)	19,424	19,320
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(4)	4,895	4,910
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 3.16%, (1-month LIBOR plus 0.85%), 12/17/36(4)	23,729	23,715
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.46%, (1-month LIBOR plus 1.15%), 12/17/36(4)	25,000	24,998
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.56%, (1-month LIBOR plus 1.25%), 3/17/37(4)	25,000	24,948
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, VRN, 3.50%, 5/20/30(4)	2,582	2,583
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(4)	18,403	18,346
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(4)	26,768	26,617
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(4)	24,909	24,927
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(4)	25,000	25,024
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(4)	2,753	2,776
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(4)	2,797	2,793

21

	Shares/ Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(4)	$6,408	$6,391
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(4)	7,767	7,754
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(4)	1,966	1,955
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)	18,144	18,105
TOTAL ASSET-BACKED SECURITIES (Cost $275,490)		275,681
U.S. TREASURY SECURITIES — 0.4%
U.S. Treasury Notes, 2.375%, 2/29/24 (Cost $199,004)	200,000	204,793
COLLATERALIZED LOAN OBLIGATIONS — 0.3%
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, VRN, 3.27%, (3-month LIBOR plus 0.97%), 4/17/31(4)	50,000	49,514
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, (3-month LIBOR plus 1.40%), 4/17/31(4)	25,000	24,484
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.27%, (3-month LIBOR plus 0.97%), 4/15/31(4)	50,000	49,487
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.25%, (3-month LIBOR plus 0.97%), 4/18/31(4)	25,000	24,758
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.05%, (3-month LIBOR plus 1.75%), 4/18/31(4)	35,000	34,873
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $184,642)		183,116
TEMPORARY CASH INVESTMENTS — 6.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,498,164	3,498,164
U.S. Treasury Bills, 2.37%, 11/29/19(5)(6)	$300,000	297,972
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,795,856)		3,796,136
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $56,984,250)		58,893,587
OTHER ASSETS AND LIABILITIES†		3,214
TOTAL NET ASSETS — 100.0%		$58,896,801

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	665,363	USD	461,110	Bank of America N.A.	9/18/19	$(5,360)
AUD	478,475	USD	335,244	Bank of America N.A.	9/18/19	(7,505)
AUD	469,907	USD	331,129	Bank of America N.A.	9/18/19	(9,260)
USD	166,608	AUD	238,783	Bank of America N.A.	9/18/19	3,050
USD	309,950	AUD	441,430	Bank of America N.A.	9/18/19	7,586
USD	64,404	AUD	93,052	Bank of America N.A.	9/18/19	667
BRL	1,856,426	USD	461,373	Goldman Sachs & Co.	9/18/19	23,361
BRL	71,170	USD	18,360	Goldman Sachs & Co.	9/18/19	223
USD	24,262	BRL	94,750	Goldman Sachs & Co.	9/18/19	(478)
USD	45,456	BRL	172,347	Goldman Sachs & Co.	9/18/19	454
CAD	828,285	USD	615,646	Morgan Stanley	9/18/19	12,510

22

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	308,715	CAD	406,575	Morgan Stanley	9/18/19	$376
USD	322,697	CAD	421,710	Morgan Stanley	9/18/19	2,880
CHF	310,080	USD	310,633	UBS AG	9/18/19	2,421
CHF	475,904	USD	482,197	UBS AG	9/18/19	(1,729)
CHF	324,863	USD	332,858	UBS AG	9/18/19	(4,880)
USD	317,112	CHF	310,080	UBS AG	9/18/19	4,058
USD	77,518	CHF	76,659	UBS AG	9/18/19	124
CLP	217,469,749	USD	317,892	Goldman Sachs & Co.	9/23/19	(8,903)
USD	319,879	CLP	217,469,749	Goldman Sachs & Co.	9/23/19	10,890
CNY	2,242,278	USD	326,197	Morgan Stanley	9/18/19	(1,554)
CNY	2,242,279	USD	326,197	Morgan Stanley	9/18/19	(1,554)
CNY	1,111,546	USD	161,797	Morgan Stanley	9/18/19	(864)
USD	82,321	CNY	566,669	Morgan Stanley	9/18/19	277
USD	141,419	CNY	974,097	Morgan Stanley	9/18/19	387
COP	1,034,534,031	USD	306,467	Goldman Sachs & Co.	9/18/19	7,934
USD	320,337	COP	1,034,534,031	Goldman Sachs & Co.	9/18/19	5,936
USD	289,615	COP	939,292,430	Goldman Sachs & Co.	9/18/19	4,158
CZK	7,218,427	USD	322,309	UBS AG	9/18/19	(11,222)
CZK	7,450,078	USD	329,102	UBS AG	9/18/19	(8,031)
USD	320,521	CZK	7,218,427	UBS AG	9/18/19	9,434
USD	32,540	CZK	747,380	UBS AG	9/18/19	330
USD	291,194	CZK	6,702,698	UBS AG	9/18/19	2,333
EUR	138,306	USD	155,676	JPMorgan Chase Bank N.A.	9/18/19	(1,990)
EUR	275,017	USD	310,544	JPMorgan Chase Bank N.A.	9/18/19	(4,945)
EUR	286,054	USD	322,716	JPMorgan Chase Bank N.A.	9/18/19	(4,853)
EUR	290,746	USD	329,108	JPMorgan Chase Bank N.A.	9/18/19	(6,031)
USD	312,732	EUR	273,249	JPMorgan Chase Bank N.A.	9/18/19	9,098
USD	159,735	EUR	140,074	JPMorgan Chase Bank N.A.	9/18/19	4,085
USD	322,482	EUR	286,054	JPMorgan Chase Bank N.A.	9/18/19	4,619
USD	327,502	EUR	290,746	JPMorgan Chase Bank N.A.	9/18/19	4,425
USD	13,112	GBP	10,261	Bank of America N.A.	9/18/19	606
HUF	5,042,094	USD	17,842	UBS AG	9/18/19	(679)
HUF	93,481,190	USD	324,182	UBS AG	9/18/19	(5,986)
HUF	13,957,310	USD	47,666	UBS AG	9/18/19	(158)
USD	621,348	HUF	179,977,291	UBS AG	9/18/19	8,731
USD	10,606	HUF	3,050,972	UBS AG	9/18/19	221
USD	339,558	HUF	96,040,336	UBS AG	9/18/19	12,651
USD	15,308	HUF	4,414,385	UBS AG	9/18/19	282
ILS	1,170,257	USD	329,427	UBS AG	9/18/19	4,778
ILS	249,115	USD	70,967	UBS AG	9/18/19	176
ILS	1,025,702	USD	294,577	UBS AG	9/18/19	(1,655)
ILS	1,036,781	USD	298,114	UBS AG	9/18/19	(2,028)
USD	616,637	ILS	2,220,758	UBS AG	9/18/19	(17,572)
USD	25,127	ILS	90,120	UBS AG	9/18/19	(610)
USD	332,173	ILS	1,170,977	UBS AG	9/18/19	(2,237)
USD	293,015	ILS	1,023,591	UBS AG	9/18/19	696

23

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	33,665,311	USD	312,683	Bank of America N.A.	9/18/19	$(2,141)
JPY	8,421,350	USD	77,785	Bank of America N.A.	9/18/19	(103)
USD	309,526	JPY	33,665,311	Bank of America N.A.	9/18/19	(1,015)
USD	480,761	JPY	52,057,272	Bank of America N.A.	9/18/19	565
USD	333,054	JPY	35,771,956	Bank of America N.A.	9/18/19	3,080
KZT	117,008,666	USD	301,724	Goldman Sachs & Co.	9/18/19	(3)
KZT	64,178,527	USD	166,524	Goldman Sachs & Co.	9/18/19	(1,032)
USD	31,681	KZT	12,323,835	Goldman Sachs & Co.	9/18/19	(98)
MXN	2,947,886	USD	151,652	Morgan Stanley	9/18/19	984
MXN	6,122,331	USD	315,389	Morgan Stanley	9/18/19	1,613
MXN	6,079,416	USD	313,943	Morgan Stanley	9/18/19	837
MXN	5,105,287	USD	266,602	Morgan Stanley	9/18/19	(2,260)
USD	146,774	MXN	2,947,886	Morgan Stanley	9/18/19	(5,861)
USD	316,017	MXN	6,165,644	Morgan Stanley	9/18/19	(3,228)
USD	141,753	MXN	2,725,904	Morgan Stanley	9/18/19	611
MYR	1,312,321	USD	318,138	Goldman Sachs & Co.	9/18/19	(418)
MYR	991,142	USD	241,565	Goldman Sachs & Co.	9/18/19	(1,604)
USD	47,680	MYR	196,539	Goldman Sachs & Co.	9/18/19	97
NOK	10,696,793	USD	1,225,979	Goldman Sachs & Co.	9/18/19	(16,633)
NOK	167,933	USD	19,785	Goldman Sachs & Co.	9/18/19	(799)
NOK	2,632,588	USD	300,882	Goldman Sachs & Co.	9/18/19	(3,249)
USD	313,352	NOK	2,676,280	Goldman Sachs & Co.	9/18/19	10,780
USD	303,505	NOK	2,591,080	Goldman Sachs & Co.	9/18/19	10,565
USD	60,727	NOK	528,898	Goldman Sachs & Co.	9/18/19	931
NZD	461,190	USD	305,843	Bank of America N.A.	9/18/19	(2,727)
NZD	242,885	USD	162,359	Bank of America N.A.	9/18/19	(2,724)
USD	459,226	NZD	704,075	Bank of America N.A.	9/18/19	(3,525)
PEN	663,891	USD	200,753	Goldman Sachs & Co.	9/18/19	(216)
USD	457,448	PEN	1,546,038	Goldman Sachs & Co.	9/18/19	(9,553)
USD	481,000	PEN	1,586,337	Goldman Sachs & Co.	9/18/19	1,825
USD	960,503	PEN	3,167,451	Goldman Sachs & Co.	9/18/19	3,732
USD	45,147	PEN	148,675	Goldman Sachs & Co.	9/18/19	238
PHP	1,235,536	USD	24,164	Goldman Sachs & Co.	9/18/19	48
USD	336,722	PHP	17,683,318	Goldman Sachs & Co.	9/18/19	(9,797)
PLN	146,709	USD	38,835	Goldman Sachs & Co.	9/18/19	(940)
PLN	1,197,896	USD	321,825	Goldman Sachs & Co.	9/18/19	(12,405)
PLN	1,866,575	USD	493,614	Goldman Sachs & Co.	9/18/19	(11,473)
PLN	432,405	USD	112,711	Goldman Sachs & Co.	9/18/19	(1,020)
USD	1,537,978	PLN	5,909,834	Goldman Sachs & Co.	9/18/19	11,453
USD	25,467	PLN	96,757	Goldman Sachs & Co.	9/18/19	475
USD	26,036	PLN	97,500	Goldman Sachs & Co.	9/18/19	852
USD	309,497	PLN	1,161,759	Goldman Sachs & Co.	9/18/19	9,412
USD	32,927	PLN	124,573	Goldman Sachs & Co.	9/18/19	750
USD	42,355	PLN	160,739	Goldman Sachs & Co.	9/18/19	836
SEK	7,356,343	USD	777,252	Goldman Sachs & Co.	9/18/19	(13,156)
SEK	1,441,051	USD	152,803	Goldman Sachs & Co.	9/18/19	(3,122)

24

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	259,110	USD	27,443	Goldman Sachs & Co.	9/18/19	$(529)
USD	478,747	SEK	4,474,030	Goldman Sachs & Co.	9/18/19	14,033
USD	46,559	SEK	440,499	Goldman Sachs & Co.	9/18/19	805
USD	141,911	SEK	1,351,235	Goldman Sachs & Co.	9/18/19	1,560
THB	3,271,918	USD	105,973	Goldman Sachs & Co.	9/18/19	(82)
THB	9,101,232	USD	296,699	Goldman Sachs & Co.	9/18/19	(2,150)
USD	319,239	THB	9,832,252	Goldman Sachs & Co.	9/18/19	1,032
USD	236,771	THB	7,267,698	Goldman Sachs & Co.	9/18/19	1,562
USD	341,428	THB	10,534,586	Goldman Sachs & Co.	9/18/19	490
USD	163,047	THB	5,042,072	Goldman Sachs & Co.	9/18/19	(133)
ZAR	2,264,974	USD	152,749	UBS AG	9/18/19	4,264
ZAR	13,434,027	USD	953,241	UBS AG	9/18/19	(21,965)
USD	151,936	ZAR	2,264,974	UBS AG	9/18/19	(5,076)
USD	940,682	ZAR	13,434,027	UBS AG	9/18/19	9,406
						$(6,528)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	1	September 2019	$100,000	$137,844	$2,460

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	80	September 2019	$8,000,000	$10,193,750	$(101,430)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$297,000	$19,942	$4,176	$24,118
Markit CDX North America Investment Grade Index Series 32	Sell	1.00%	6/20/24	$100,000	2,221	52	2,273
					$22,163	$4,228	$26,391

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^ The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

25

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $270,535, which represented 0.5% of total net assets.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,131,785, which represented 1.9% of total net assets.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $124,141.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

26

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities - affiliated, at value (cost of $29,467,169)	$29,763,404
Investment securities - unaffiliated, at value (cost of $27,517,081)	29,130,183
Total investment securities, at value (cost of $56,984,250)	58,893,587
Cash	18,178
Foreign currency holdings, at value (cost of $3,236)	3,235
Receivable for investments sold	57,141
Receivable for capital shares sold	81,600
Receivable for variation margin on swap agreements	17,265
Unrealized appreciation on forward foreign currency exchange contracts	242,593
Dividends and interest receivable	183,253
59,496,852

Liabilities
Payable for investments purchased	302,983
Payable for capital shares redeemed	7,744
Payable for variation margin on futures contracts	5,828
Unrealized depreciation on forward foreign currency exchange contracts	249,121
Accrued management fees	29,901
Distribution and service fees payable	4,474
600,051

Net Assets	$58,896,801

Net Assets Consist of:
Capital (par value and paid-in surplus)	$58,662,348
Distributable earnings	234,453
$58,896,801

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$25,047,764	2,551,753	$9.82
I Class, $0.01 Par Value	$27,799,716	2,831,554	$9.82
Y Class, $0.01 Par Value	$5,511	561	$9.82
A Class, $0.01 Par Value	$2,388,973	243,410	$9.81*
C Class, $0.01 Par Value	$3,457,345	352,459	$9.81
R Class, $0.01 Par Value	$103,761	10,573	$9.81
R5 Class, $0.01 Par Value	$5,497	559	$9.83
R6 Class, $0.01 Par Value	$88,234	8,985	$9.82
*Maximum offering price $10.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

27

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Income distributions from underlying funds (including $1,431,013 from affiliated funds)	$1,971,118
Dividends (net of foreign taxes withheld of $26,739)	821,302
Interest	462,336
3,254,756

Expenses:
Management fees	524,038
Distribution and service fees:
A Class	8,473
C Class	38,092
R Class	9,631
Directors' fees and expenses	1,705
Other expenses	6,523
588,462
Fees waived(1)	(156,917)
431,545

Net investment income (loss)	2,823,211

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(538,923) from affiliated funds)	(361,822)
Forward foreign currency exchange contract transactions	(31,649)
Futures contract transactions	(562,790)
Swap agreement transactions	11,917
Foreign currency translation transactions	(1,295)
Capital gain distributions received from affiliated funds	12,651
(932,988)

Change in net unrealized appreciation (depreciation) on:
Investments (including $(82,617) from affiliated funds)	221,702
Forward foreign currency exchange contracts	(12,962)
Futures contracts	(98,936)
Swap agreements	1,059
Translation of assets and liabilities in foreign currencies	(64)
110,799

Net realized and unrealized gain (loss)	(822,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,001,022

(1)	Amount consists of $99,649, $29,091, $14, $8,599, $9,718, $4,909, $14 and $4,923 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

YEAR ENDED JULY 31, 2019, EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018(1)	November 30, 2017
Operations
Net investment income (loss)	$2,823,211	$1,862,250	$2,371,402
Net realized gain (loss)	(932,988)	368,603	605,427
Change in net unrealized appreciation (depreciation)	110,799	(1,444,564)	2,932,818
Net increase (decrease) in net assets resulting from operations	2,001,022	786,289	5,909,647

Distributions to Shareholders
From earnings:(2)
Investor Class	(1,996,030)	(1,558,898)	(2,149,271)
I Class	(643,040)	(136,015)	(95,222)
Y Class	(296)	(199)	(143)
A Class	(160,602)	(79,859)	(107,508)
C Class	(159,597)	(82,522)	(72,496)
R Class	(84,681)	(62,923)	(78,177)
R5 Class	(287)	(194)	(138)
R6 Class	(99,392)	(72,164)	(92,225)
Decrease in net assets from distributions	(3,143,925)	(1,992,774)	(2,595,180)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,216,293	2,393,760	1,667,409

Net increase (decrease) in net assets	73,390	1,187,275	4,981,876

Net Assets
Beginning of period	58,823,411	57,636,136	52,654,260
End of period	$58,896,801	$58,823,411	$57,636,136

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)
Prior periods presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. For the eight months ended July 31, 2018, distributions from net investment income were $(1,499,653), $(131,628), $(192), $(76,802), $(79,327), $(60,348), $(187) and $(69,625) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the eight months ended July 31, 2018, distributions from net realized gains were $(59,245), $(4,387), $(7), $(3,057), $(3,195), $(2,575), $(7) and $(2,539) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

For the year ended November 30, 2017, distributions from net investment income were $(2,149,271), $(95,222), $(143), $(107,508), $(72,496), $(78,177), $(138) and $(92,225) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

29

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds (collectively, the underlying funds) to an unlimited extent. The fund will assume the risks associated with the underlying funds. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

30

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

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Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2019, the investment advisor agreed to waive an additional 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

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The annual management fee and the effective annual management fee after waiver for each class for the period ended July 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.90%	0.65%
I Class	0.70%	0.45%
Y Class	0.55%	0.30%
A Class	0.90%	0.65%
C Class	0.90%	0.65%
R Class	0.90%	0.65%
R5 Class	0.70%	0.45%
R6 Class	0.55%	0.30%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $121,422,452, of which $752,252 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $121,437,129, of which $617,284 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000		70,000,000
Sold	1,831,570	$17,778,907	869,969	$8,801,395	1,184,007	$11,926,804
Issued in reinvestment of distributions	187,026	1,798,300	144,672	1,456,710	205,337	2,057,631
Redeemed	(3,863,865)	(37,770,909)	(1,183,397)	(12,025,055)	(1,293,026)	(13,045,080)
	(1,845,269)	(18,193,702)	(168,756)	(1,766,950)	96,318	939,355
I Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	2,862,598	27,935,439	276,510	2,796,325	42,054	431,975
Issued in reinvestment of distributions	66,340	643,040	13,517	135,936	9,486	95,222
Redeemed	(574,927)	(5,553,374)	(31,613)	(316,013)	(13,581)	(139,012)
	2,354,011	23,025,105	258,414	2,616,248	37,959	388,185
Y Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	—	—	—	—	497	5,000
Issued in reinvestment of distributions	30	296	20	199	14	143
	30	296	20	199	511	5,143
A Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	271,584	2,637,228	29,073	295,690	75,183	764,923
Issued in reinvestment of distributions	16,544	159,318	7,834	78,884	10,740	107,508
Redeemed	(286,615)	(2,820,887)	(8,837)	(88,142)	(119,789)	(1,218,980)
	1,513	(24,341)	28,070	286,432	(33,866)	(346,549)
C Class/Shares Authorized	45,000,000		45,000,000		45,000,000
Sold	251,229	2,401,005	122,679	1,234,831	40,433	413,870
Issued in reinvestment of distributions	16,614	159,597	8,207	82,522	7,240	72,496
Redeemed	(254,638)	(2,474,146)	(20,200)	(202,134)	(1,316)	(13,258)
	13,205	86,456	110,686	1,115,219	46,357	473,108
R Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	1,649	16,130	2,905	29,218	3,445	35,079
Issued in reinvestment of distributions	8,809	84,681	6,249	62,923	7,804	78,177
Redeemed	(196,436)	(1,947,440)	(2,135)	(21,887)	(246)	(2,452)
	(185,978)	(1,846,629)	7,019	70,254	11,003	110,804
R5 Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	—	—	—	—	497	5,000
Issued in reinvestment of distributions	29	287	19	194	14	138
	29	287	19	194	511	5,138

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	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
R6 Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	9,356	$86,730	—	—	—	—
Issued in reinvestment of distributions	10,322	99,392	7,167	$72,164	9,192	$92,225
Redeemed	(203,185)	(2,017,301)	—	—	—	—
	(183,507)	(1,831,179)	7,167	72,164	9,192	92,225
Net increase (decrease)	154,034	$1,216,293	242,639	$2,393,760	167,985	$1,667,409

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2019 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$7,895	$3,977	$4,534	$315	$7,653	734	$15	$319
Equity Income Fund R6 Class	—	4,223	1	(24)	4,198	459	—	—
International Value Fund R6 Class	6,800	4,640	6,152	(643)	4,645	632	(231)	271
NT High Income Fund G Class	10,845	9,275	7,667	226	12,679	1,311	(310)	820
Utilities Fund Investor Class	586	212	253	43	588	33	(13)	34
	$26,126	$22,327	$18,607	$(83)	$29,763	3,169	$(539)	$1,444

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$29,763,404	—	—
Common Stocks	8,959,654	$4,132,112	—
Preferred Stocks	1,987,917	4,278,574	—
Convertible Preferred Stocks	1,572,013	—	—
Corporate Bonds	—	964,323	—
Exchange-Traded Funds	939,270	—	—
Collateralized Mortgage Obligations	—	681,815	—
Convertible Bonds	—	670,167	—
Commercial Mortgage-Backed Securities	—	484,612	—
Asset-Backed Securities	—	275,681	—
U.S. Treasury Securities	—	204,793	—
Collateralized Loan Obligations	—	183,116	—
Temporary Cash Investments	3,498,164	297,972	—
	$46,720,422	$12,173,165	—
Other Financial Instruments
Futures Contracts	$2,460	—	—
Swap Agreements	—	$26,391	—
Forward Foreign Currency Exchange Contracts	—	242,593	—
	$2,460	$268,984	—

Liabilities
Other Financial Instruments
Futures Contracts	$101,430	—	—
Forward Foreign Currency Exchange Contracts	—	$249,121	—
	$101,430	$249,121	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that

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there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $398,250.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $13,995,083.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $100,000 futures contracts purchased and $8,000,000 futures contracts sold.

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Value of Derivative Instruments as of July 31, 2019
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$17,265	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	242,593	Unrealized depreciation on forward foreign currency exchange contracts	$249,121
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	5,828
		$259,858		$254,949

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2019
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$11,917	Change in net unrealized appreciation (depreciation) on swap agreements	$1,059
Equity Price Risk	Net realized gain (loss) on futures contract transactions	7,028	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(31,649)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(12,962)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(569,818)	Change in net unrealized appreciation (depreciation) on futures contracts	(98,936)
		$(582,522)		$(110,839)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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10. Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2019, eight months ended July 31, 2018 and year ended November 30, 2017 were as follows:

	July 31, 2019	July 31, 2018(1)	November 30, 2017
Distributions Paid From
Ordinary income	$2,912,326	$1,906,374	$2,578,887
Long-term capital gains	$231,599	$86,400	$16,293

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$57,824,120
Gross tax appreciation of investments	$1,564,728
Gross tax depreciation of investments	(495,261)
Net tax appreciation (depreciation) of investments	1,069,467
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(13,756)
Net tax appreciation (depreciation)	$1,055,711
Other book-to-tax adjustments	$(5,789)
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(21,494)
Post-October capital loss deferral	$(793,975)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.06	0.45	(0.19)	0.26	(0.47)	(0.03)	—	(0.50)	$9.82	2.89%	0.66%	0.91%	4.63%	4.38%	213%	$25,048
2018(4)	$10.29	0.33	(0.20)	0.13	(0.35)	(0.01)	—	(0.36)	$10.06	1.32%	0.66%(5)	0.90%(5)	4.99%(5)	4.75%(5)	152%	$44,245
2017	$9.69	0.43	0.65	1.08	(0.48)	—	—	(0.48)	$10.29	11.35%	0.58%	0.91%	4.29%	3.96%	209%	$46,964
2016	$9.40	0.42	0.31	0.73	(0.44)	—	—	(0.44)	$9.69	7.92%	0.61%	0.92%	4.50%	4.19%	195%	$43,297
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	—	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
I Class
2019	$10.06	0.47	(0.19)	0.28	(0.49)	(0.03)	—	(0.52)	$9.82	3.10%	0.46%	0.71%	4.83%	4.58%	213%	$27,800
2018(4)	$10.29	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.06	1.45%	0.46%(5)	0.70%(5)	5.19%(5)	4.95%(5)	152%	$4,806
2017	$9.69	0.45	0.65	1.10	(0.50)	—	—	(0.50)	$10.29	11.57%	0.38%	0.71%	4.49%	4.16%	209%	$2,255
2016	$9.40	0.47	0.28	0.75	(0.46)	—	—	(0.46)	$9.69	8.14%	0.41%	0.72%	4.70%	4.39%	195%	$1,756
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	—	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967
Y Class
2019	$10.07	0.49	(0.20)	0.29	(0.51)	(0.03)	—	(0.54)	$9.82	3.14%	0.31%	0.56%	4.98%	4.73%	213%	$6
2018(4)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(5)	0.55%(5)	5.34%(5)	5.10%(5)	152%	$5
2017(6)	$10.06	0.25	0.26	0.51	(0.28)	—	—	(0.28)	$10.29	5.17%	0.23%(5)	0.56%(5)	3.81%(5)	3.48%(5)	209%(7)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$10.06	0.43	(0.20)	0.23	(0.45)	(0.03)	—	(0.48)	$9.81	2.53%	0.91%	1.16%	4.38%	4.13%	213%	$2,389
2018(4)	$10.29	0.32	(0.21)	0.11	(0.33)	(0.01)	—	(0.34)	$10.06	1.16%	0.91%(5)	1.15%(5)	4.74%(5)	4.50%(5)	152%	$2,434
2017	$9.69	0.41	0.64	1.05	(0.45)	—	—	(0.45)	$10.29	11.08%	0.83%	1.16%	4.04%	3.71%	209%	$2,200
2016	$9.40	0.42	0.28	0.70	(0.41)	—	—	(0.41)	$9.69	7.65%	0.86%	1.17%	4.25%	3.94%	195%	$2,400
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	—	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647
C Class
2019	$10.06	0.35	(0.19)	0.16	(0.38)	(0.03)	—	(0.41)	$9.81	1.77%	1.66%	1.91%	3.63%	3.38%	213%	$3,457
2018(4)	$10.28	0.27	(0.20)	0.07	(0.28)	(0.01)	—	(0.29)	$10.06	0.78%	1.66%(5)	1.90%(5)	3.99%(5)	3.75%(5)	152%	$3,412
2017	$9.69	0.33	0.64	0.97	(0.38)	—	—	(0.38)	$10.28	10.16%	1.58%	1.91%	3.29%	2.96%	209%	$2,350
2016	$9.40	0.35	0.28	0.63	(0.34)	—	—	(0.34)	$9.69	6.83%	1.61%	1.92%	3.50%	3.19%	195%	$1,765
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	—	(0.02)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570
R Class
2019	$10.06	0.40	(0.19)	0.21	(0.43)	(0.03)	—	(0.46)	$9.81	2.28%	1.16%	1.41%	4.13%	3.88%	213%	$104
2018(4)	$10.29	0.30	(0.20)	0.10	(0.32)	(0.01)	—	(0.33)	$10.06	1.00%	1.16%(5)	1.40%(5)	4.49%(5)	4.25%(5)	152%	$1,978
2017	$9.69	0.38	0.65	1.03	(0.43)	—	—	(0.43)	$10.29	10.81%	1.08%	1.41%	3.79%	3.46%	209%	$1,950
2016	$9.40	0.40	0.28	0.68	(0.39)	—	—	(0.39)	$9.69	7.37%	1.11%	1.42%	4.00%	3.69%	195%	$1,730
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	—	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$10.07	0.47	(0.19)	0.28	(0.49)	(0.03)	—	(0.52)	$9.83	3.10%	0.46%	0.71%	4.83%	4.58%	213%	$5
2018(4)	$10.30	0.35	(0.21)	0.14	(0.36)	(0.01)	—	(0.37)	$10.07	1.45%	0.46%(5)	0.70%(5)	5.19%(5)	4.95%(5)	152%	$5
2017(6)	$10.06	0.24	0.27	0.51	(0.27)	—	—	(0.27)	$10.30	5.17%	0.38%(5)	0.71%(5)	3.66%(5)	3.33%(5)	209%(7)	$5
R6 Class
2019	$10.07	0.48	(0.19)	0.29	(0.51)	(0.03)	—	(0.54)	$9.82	3.15%	0.31%	0.56%	4.98%	4.73%	213%	$88
2018(4)	$10.29	0.36	(0.20)	0.16	(0.37)	(0.01)	—	(0.38)	$10.07	1.65%	0.31%(5)	0.55%(5)	5.34%(5)	5.10%(5)	152%	$1,938
2017	$9.69	0.47	0.64	1.11	(0.51)	—	—	(0.51)	$10.29	11.73%	0.23%	0.56%	4.64%	4.31%	209%	$1,907
2016	$9.40	0.48	0.28	0.76	(0.47)	—	—	(0.47)	$9.69	8.30%	0.26%	0.57%	4.85%	4.54%	195%	$1,707
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	—	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)
December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.

(5)	Annualized.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2019; the related statement of operations for the year then ended; the statements of changes in net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Multi-Asset Income Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2019; the results of its operations for the year then ended; the changes in its net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; and the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, and 2015; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

46

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

47

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

48

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In spite of this, the Advisor extended a temporary reduction of the Fund's annual unified management fee of 0.07% (e.g., the Investor Class unified fee will be reduced from 0.90% to 0.83%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

49

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

50

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

51

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2019.

For corporate taxpayers, the fund hereby designates $302,180, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $231,599, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2019.

For the fiscal year ended July 31, 2019, the fund intends to pass through to shareholders foreign source income of $144,142 and foreign taxes paid of $14,860, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on July 31, 2019 are $0.0240 and $0.0025, respectively.

52

Notes

53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91040 1909

Annual Report

July 31, 2019

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	3.96%	6.82%	9.53%	—	2/15/96
S&P 500 Index	—	7.99%	11.33%	14.02%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.08%	3.04%	3.75%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.30%	0.86%	0.47%	—	—
I Class	AAAIX	4.22%	7.03%	9.76%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		3.66%	6.55%	9.25%	—
With sales charge		-2.34%	5.29%	8.60%	—
C Class	ASTAX	2.91%	5.75%	8.43%	—	11/27/01
R Class	AAARX	3.51%	6.29%	8.99%	—	3/31/05
R5 Class	ASAUX	4.08%	—	—	8.73%	4/10/17
R6 Class	AAAUX	4.27%	7.19%	—	7.92%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $24,869

S&P 500 Index — $37,171

Bloomberg Barclays U.S. Aggregate Bond Index — $14,456

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,482

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.16%	0.96%	1.41%	2.16%	1.66%	0.96%	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean and Vidya Rajappa

During the period, David MacEwen left the portfolio management team.

Performance Summary

Strategic Allocation: Aggressive returned 3.96%* for the fiscal period ended July 31, 2019. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by sharp volatility amid changing expectations for economic growth, interest rates and corporate profits. In the U.S., growth in the economy and in corporate profits initially led to stock market gains, but worry that U.S. trade policy and rising interest rates might choke off growth meant stocks declined sharply from October through December. But beginning in January, the U.S. Federal Reserve (the Fed) and central banks around the world reassured investors, promising to work to support economic growth. Nevertheless, the companies in the S&P 500 Index reported negative earnings growth for the first two quarters of 2019.

Against a backdrop of slowing global growth, stagnant corporate profits, trade difficulties and shifting central bank policies, global equity markets produced mixed results. Most major indices within the U.S. gained, ending the period at or near record highs. Meanwhile, many non-U.S. markets lost ground. In the U.S., large-cap companies outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks were the only major segment of the U.S. equity market to experience a negative return during the 12 months. Non-U.S. developed markets stocks mildly underperformed emerging markets, but both delivered a negative return and trailed U.S. equities. For the year, the S&P 500 Index’s gain of 7.99% dwarfed the -2.18% loss of the MSCI Emerging Markets Index and the -2.60% return of the MSCI EAFE Index.

Within fixed-income investments, after raising interest rates twice in late 2018, the Fed reversed course and cut rates on the last day of the reporting period to a range from 2.00% to 2.25%. Worries about slower economic growth and volatility in equity markets supported demand for longer-term U.S. Treasury bonds. The yield on the benchmark 10-year Treasury note fell and finished the fiscal year just above 2.00%. (When bond yields fall, prices rise, and vice versa.) Investment-grade U.S. corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. High-Yield 2.00% Issuer Capped Bond Index gained 6.91%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.08%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 3.74% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 8.61%.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally favored U.S. equities over non-U.S. stocks. The portfolio also tended to be overweight large-cap stocks relative to small caps for much of the period. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. However, our allocation to large-cap core U.S. stocks underperformed, and the effect of our tactical changes overall detracted slightly from performance.

Equity Contribution Mixed

The equity portion of Strategic Allocation: Aggressive produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection, as did U.S. large-cap value to a lesser extent. U.S. large-cap core and disciplined large-cap growth produced positive returns but underperformed their respective underlying benchmarks because of stock choices. An overweight to U.S. stocks relative to non-U.S. developed markets stocks contributed to returns, as U.S. equities significantly outperformed their non-U.S. counterparts.

Indeed, non-U.S. equities detracted amid a challenging environment for global economic growth. Security selection further diminished results in non-U.S. small-cap growth, fundamental value and large-cap growth. However, positioning in a small global real estate allocation contributed to performance, aided by positive security selection.

Global Fixed-Income Allocation Performed Well

Global bonds produced strong gains as the economy weakened, inflation remained tame, global central banks eased monetary policy and investors sought bonds for their relative safety amid uncertainty around trade, Brexit and volatility in stocks. Indeed, bond yields in many developed economies ended the period below zero, meaning investors placed a premium on safety of principal. As a result, the global bond allocation contributed to gains and benefited from strong security selection, particularly among securitized bonds and investment-grade corporate bonds.

Outlook

At period-end, the Strategic Allocation: Aggressive portfolio was neutral in terms of stocks, bonds and cash, with an overweight position in U.S. large-cap growth stocks. The portfolio had underweights in U.S. value stocks and non-U.S. equities. However, we are in the process of removing our long-standing overweight allocation to the U.S. This reflects the input of our quantitative process, which shows a split between fundamental factors, which tend to lean toward stocks outside the U.S., while momentum and technical factors favor the U.S.

Fund Characteristics

JULY 31, 2019
Top Ten Common Stocks	% of net assets
Microsoft Corp.	1.8%
Alphabet, Inc., Class A	1.5%
Amazon.com, Inc.	1.4%
Apple, Inc.	1.3%
Visa, Inc., Class A	0.9%
Facebook, Inc., Class A	0.9%
JPMorgan Chase & Co.	0.7%
Verizon Communications, Inc.	0.6%
Zimmer Biomet Holdings, Inc.	0.6%
Medtronic plc	0.6%

Geographic Composition of Common Stocks	% of net assets
United States	53.1%
Japan	3.1%
United Kingdom	2.9%
China	2.6%
Other Countries	14.9%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	6.6 years
Average Duration (effective)	5.3 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	53.1%
Foreign Common Stocks*	23.5%
Corporate Bonds	6.4%
U.S. Treasury Securities	5.0%
U.S. Government Agency Mortgage-Backed Securities	2.1%
Sovereign Governments and Agencies	1.4%
Affiliated Funds	1.3%
Asset-Backed Securities	1.2%
Collateralized Mortgage Obligations	1.0%
Collateralized Loan Obligations	0.9%
Commercial Mortgage-Backed Securities	0.5%
Exchange-Traded Funds	0.5%
Municipal Securities	0.4%
Commercial Paper	0.1%
Warrants	—**
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,083.60	$5.73	1.11%
I Class	$1,000	$1,084.10	$4.70	0.91%
A Class	$1,000	$1,081.40	$7.02	1.36%
C Class	$1,000	$1,077.90	$10.87	2.11%
R Class	$1,000	$1,081.50	$8.31	1.61%
R5 Class	$1,000	$1,084.10	$4.70	0.91%
R6 Class	$1,000	$1,084.40	$3.93	0.76%
Hypothetical
Investor Class	$1,000	$1,019.29	$5.56	1.11%
I Class	$1,000	$1,020.28	$4.56	0.91%
A Class	$1,000	$1,018.05	$6.81	1.36%
C Class	$1,000	$1,014.33	$10.54	2.11%
R Class	$1,000	$1,016.81	$8.05	1.61%
R5 Class	$1,000	$1,020.28	$4.56	0.91%
R6 Class	$1,000	$1,021.03	$3.81	0.76%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 76.6%
Aerospace and Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc.(1)	2,600	$111,072
Airbus SE	4,910	694,153
BAE Systems plc	82,403	547,833
Boeing Co. (The)	1,836	626,406
Embraer SA ADR	60,998	1,232,160
Hexcel Corp.	2,160	176,602
L3Harris Technologies, Inc.	9,353	1,941,683
Lockheed Martin Corp.	5,490	1,988,313
Mercury Systems, Inc.(1)	2,614	213,093
Raytheon Co.	3,424	624,161
Textron, Inc.	4,145	204,348
		8,359,824
Air Freight and Logistics — 0.3%
CH Robinson Worldwide, Inc.	11,235	940,706
United Parcel Service, Inc., Class B	8,640	1,032,221
		1,972,927
Airlines — 0.4%
Delta Air Lines, Inc.	16,819	1,026,632
Southwest Airlines Co.	38,904	2,004,723
		3,031,355
Auto Components — 0.5%
Aptiv plc	10,003	876,763
BorgWarner, Inc.	27,289	1,031,524
Hyundai Mobis Co. Ltd.	6,928	1,402,479
Hyundai Wia Corp.	5,218	189,932
Leoni AG(1)	21,841	293,655
NOK Corp.	13,400	196,717
		3,991,070
Automobiles — 1.1%
Astra International Tbk PT	440,100	218,640
Brilliance China Automotive Holdings Ltd.	456,000	499,719
Honda Motor Co. Ltd. ADR	51,266	1,275,498
Hyundai Motor Co.	16,250	1,725,542
Kia Motors Corp.	28,869	1,058,072
Mazda Motor Corp.	96,200	947,446
Nissan Motor Co. Ltd.	247,800	1,618,462
Peugeot SA	8,680	203,834
Renault SA	11,473	637,490
Thor Industries, Inc.	6,519	388,532
		8,573,235

	Shares/ Principal Amount	Value
Banks — 6.4%
Ameris Bancorp	1,112	$44,224
Banco Bradesco SA ADR	82,091	742,103
Bancolombia SA ADR	3,535	176,326
Bank Central Asia Tbk PT	167,000	367,295
Bank of America Corp.	89,792	2,754,819
Bank OZK	2,007	61,374
Bank Rakyat Indonesia Persero Tbk PT	2,363,600	753,222
BankUnited, Inc.	8,152	280,510
Barclays plc	1,039,410	1,950,346
BB&T Corp.	67,888	3,498,269
BNP Paribas SA	39,458	1,833,504
Capitec Bank Holdings Ltd.	5,940	488,847
Central Pacific Financial Corp.	194	5,717
China Construction Bank Corp., H Shares	939,000	722,915
Citigroup, Inc.	1,634	116,275
Comerica, Inc.	22,485	1,645,902
Commerce Bancshares, Inc.	9,745	592,788
Commercial International Bank Egypt S.A.E.	50,663	221,441
Commercial International Bank Egypt S.A.E. GDR	11,011	47,320
Commerzbank AG	212,981	1,454,810
Credicorp Ltd.	2,376	517,944
Erste Group Bank AG(1)	13,952	498,977
Fifth Third Bancorp	8,553	253,939
FinecoBank Banca Fineco SpA	17,593	174,300
First Abu Dhabi Bank PJSC	78,993	341,825
First BanCorp	4,863	52,326
First Hawaiian, Inc.	31,611	845,910
Glacier Bancorp, Inc.	1,194	50,041
Hana Financial Group, Inc.	22,166	650,181
HDFC Bank Ltd.	41,098	1,340,363
Hilltop Holdings, Inc.	3,890	88,225
Home BancShares, Inc.	14,398	283,209
Independent Bank Group, Inc.	1,908	108,393
IndusInd Bank Ltd.	22,125	451,940
Industrial & Commercial Bank of China Ltd., H Shares	1,051,770	707,961
JPMorgan Chase & Co.	49,372	5,727,152
Kasikornbank PCL NVDR	40,900	229,026
KBC Group NV	7,820	502,235
LegacyTexas Financial Group, Inc.	3,231	138,093
M&T Bank Corp.	3,944	647,802
Mitsubishi UFJ Financial Group, Inc.	477,400	2,359,919
Mizuho Financial Group, Inc.	850,600	1,202,696
Moneta Money Bank AS	54,346	186,410
Origin Bancorp, Inc.	4,111	143,104
OTP Bank Nyrt.	12,122	505,312
Pacific Premier Bancorp, Inc.	2,852	90,209

	Shares/ Principal Amount	Value
PNC Financial Services Group, Inc. (The)	18,270	$2,610,783
Prosperity Bancshares, Inc.	4,323	299,973
Sberbank of Russia PJSC ADR (London)	28,551	425,338
Signature Bank	1,560	198,838
Societe Generale SA	26,771	655,774
South State Corp.	1,714	137,240
Standard Chartered plc (London)	105,339	863,959
Sumitomo Mitsui Financial Group, Inc.	21,200	742,332
SunTrust Banks, Inc.	8,049	536,063
Texas Capital Bancshares, Inc.(1)	3,508	220,758
Towne Bank	2,314	65,116
U.S. Bancorp	38,890	2,222,564
UMB Financial Corp.	12,315	840,622
UniCredit SpA	59,753	701,108
Valley National Bancorp	27,679	308,898
Veritex Holdings, Inc.	2,427	62,107
Wells Fargo & Co.	54,362	2,631,664
Westamerica Bancorporation	6,211	398,125
		49,776,761
Beverages — 0.8%
Brown-Forman Corp., Class B	4,927	270,049
Coca-Cola Co. (The)	5,829	306,780
Coca-Cola Consolidated, Inc.	82	24,070
Constellation Brands, Inc., Class A	3,598	708,158
Diageo plc	20,580	858,694
Fevertree Drinks plc	8,338	236,265
Kweichow Moutai Co. Ltd., A Shares	1,500	210,842
MGP Ingredients, Inc.	1,276	63,787
Molson Coors Brewing Co., Class B	4,320	233,237
Monster Beverage Corp.(1)	835	53,832
PepsiCo, Inc.	20,972	2,680,431
Treasury Wine Estates Ltd.	33,010	397,901
		6,044,046
Biotechnology — 1.4%
AbbVie, Inc.	13,994	932,280
Abcam plc	6,812	107,729
Acceleron Pharma, Inc.(1)	1,460	63,744
Aimmune Therapeutics, Inc.(1)	1,968	37,884
Alder Biopharmaceuticals, Inc.(1)	2,552	25,826
Amarin Corp. plc ADR(1)	1,535	28,536
Amgen, Inc.	4,882	910,884
Amicus Therapeutics, Inc.(1)	5,249	65,088
AnaptysBio, Inc.(1)	362	19,443
Arena Pharmaceuticals, Inc.(1)	1,743	109,251
Argenx SE(1)	1,099	154,523
ArQule, Inc.(1)	3,115	31,430
Biogen, Inc.(1)	6,991	1,662,600

	Shares/ Principal Amount	Value
Blueprint Medicines Corp.(1)	791	$79,219
Celgene Corp.(1)	6,918	635,488
CSL Ltd.	8,010	1,250,743
Exact Sciences Corp.(1)	4,721	543,434
Exelixis, Inc.(1)	8,349	177,583
FibroGen, Inc.(1)	1,016	48,016
Flexion Therapeutics, Inc.(1)	2,082	20,903
Galapagos NV(1)	1,390	241,184
Gilead Sciences, Inc.	16,383	1,073,414
Global Blood Therapeutics, Inc.(1)	770	42,196
Halozyme Therapeutics, Inc.(1)	2,902	49,305
Heron Therapeutics, Inc.(1)	1,930	33,659
Immunomedics, Inc.(1)	29,899	441,010
Incyte Corp.(1)	4,607	391,227
Insmed, Inc.(1)	1,828	40,125
Medicines Co. (The)(1)	1,148	41,144
Mirati Therapeutics, Inc.(1)	284	30,047
MorphoSys AG(1)	1,437	173,811
Natera, Inc.(1)	3,047	84,036
PeptiDream, Inc.(1)	3,900	217,862
Portola Pharmaceuticals, Inc.(1)	1,613	43,035
Principia Biopharma, Inc.(1)	985	36,583
PTC Therapeutics, Inc.(1)	1,282	61,754
REGENXBIO, Inc.(1)	732	32,508
Sarepta Therapeutics, Inc.(1)	3,758	559,378
Stoke Therapeutics, Inc.(1)	1,297	31,958
Ultragenyx Pharmaceutical, Inc.(1)	740	44,592
Vertex Pharmaceuticals, Inc.(1)	3,358	559,510
Viking Therapeutics, Inc.(1)	3,537	27,200
		11,160,142
Building Products — 0.6%
CSW Industrials, Inc.	149	10,521
Daikin Industries Ltd.	2,500	310,352
Fortune Brands Home & Security, Inc.	842	46,259
Gibraltar Industries, Inc.(1)	1,638	67,879
Johnson Controls International plc	70,023	2,971,776
Lindab International AB	11,370	129,689
Masco Corp.	9,347	381,077
PGT Innovations, Inc.(1)	4,129	66,559
Trex Co., Inc.(1)	5,253	429,433
		4,413,545
Capital Markets — 2.3%
Ameriprise Financial, Inc.	14,200	2,066,242
Ares Management Corp., Class A	7,652	223,821
Artisan Partners Asset Management, Inc., Class A	7,305	216,155
Ashmore Group plc	35,978	233,816
Assetmark Financial Holdings, Inc.(1)	2,177	61,587

	Shares/ Principal Amount	Value
B3 SA - Brasil Bolsa Balcao	68,400	$758,138
Bank of New York Mellon Corp. (The)	46,070	2,161,604
Burford Capital Ltd.	5,697	103,711
Charles Schwab Corp. (The)	21,738	939,516
Credit Suisse Group AG(1)	110,121	1,333,635
Donnelley Financial Solutions, Inc.(1)	13,680	186,458
Euronext NV	3,202	247,803
Evercore, Inc., Class A	1,005	86,802
Hamilton Lane, Inc., Class A	1,676	98,381
Hong Kong Exchanges & Clearing Ltd.	14,200	479,565
Intermediate Capital Group plc	20,646	349,421
Invesco Ltd.	41,198	790,590
London Stock Exchange Group plc	12,360	997,172
LPL Financial Holdings, Inc.	21,723	1,821,908
MSCI, Inc.	3,806	864,875
Northern Trust Corp.	17,044	1,670,312
Partners Group Holding AG	710	565,919
Piper Jaffray Cos.	539	41,665
S&P Global, Inc.	3,415	836,504
State Street Corp.	8,407	488,363
TD Ameritrade Holding Corp.	1,400	71,540
		17,695,503
Chemicals — 0.7%
CF Industries Holdings, Inc.	1,778	88,118
Chr Hansen Holding A/S	3,140	273,552
Dow, Inc.	20,725	1,003,919
DuPont de Nemours, Inc.	12,730	918,597
Eastman Chemical Co.	7,185	541,390
Ferro Corp.(1)	5,555	81,825
Innophos Holdings, Inc.	5,220	141,828
KH Neochem Co. Ltd.	5,300	131,812
Koninklijke DSM NV	7,080	876,141
Minerals Technologies, Inc.	3,645	194,096
Nutrien Ltd.	4,420	242,333
PolyOne Corp.	700	22,939
Scotts Miracle-Gro Co. (The)	6	673
Sika AG	3,565	515,129
Symrise AG	6,780	628,083
		5,660,435
Commercial Services and Supplies — 1.0%
ABM Industries, Inc.	2,772	116,674
Advanced Disposal Services, Inc.(1)	3,224	104,361
Babcock International Group plc	316,353	1,825,724
Brink's Co. (The)	3,535	318,716
Casella Waste Systems, Inc., Class A(1)	2,047	89,249
CECO Environmental Corp.(1)	6,280	57,964
Charah Solutions, Inc.(1)	15,062	78,322

	Shares/ Principal Amount	Value
Clean Harbors, Inc.(1)	1,718	$133,678
Cleanaway Waste Management Ltd.	139,153	228,777
Country Garden Services Holdings Co. Ltd.	89,000	215,770
Deluxe Corp.	3,179	141,847
Edenred	10,360	519,504
HomeServe plc	17,280	239,575
Loomis AB, B Shares	5,044	173,688
Raksul, Inc.(1)	2,300	79,253
Rentokil Initial plc	20,169	106,394
Republic Services, Inc.	16,073	1,424,871
UniFirst Corp.	713	140,368
US Ecology, Inc.	1,787	113,707
Waste Management, Inc.	15,634	1,829,178
		7,937,620
Communications Equipment — 0.7%
Acacia Communications, Inc.(1)	788	52,930
Arista Networks, Inc.(1)	2,934	802,302
AudioCodes Ltd.	2,941	54,879
Casa Systems, Inc.(1)	11,895	78,388
Cisco Systems, Inc.	40,416	2,239,046
Juniper Networks, Inc.	9,793	264,607
Lumentum Holdings, Inc.(1)	1,154	65,351
Motorola Solutions, Inc.	5,907	980,326
Telefonaktiebolaget LM Ericsson, B Shares	72,820	638,908
Viavi Solutions, Inc.(1)	4,134	60,646
		5,237,383
Construction and Engineering — 0.3%
Badger Daylighting Ltd.	9,746	351,943
Comfort Systems USA, Inc.	381	16,002
Dycom Industries, Inc.(1)	3,375	186,165
EMCOR Group, Inc.	217	18,313
Hazama Ando Corp.	36,200	248,773
Jacobs Engineering Group, Inc.	9,469	781,287
Larsen & Toubro Ltd.	10,249	206,077
SHO-BOND Holdings Co. Ltd.	5,400	185,136
Valmont Industries, Inc.	313	43,069
		2,036,765
Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., H Shares	85,000	492,153
Cemex SAB de CV ADR	96,578	343,818
CRH plc	19,387	645,197
POSCO Chemical Co. Ltd.	4,492	184,394
Taiwan Cement Corp.	238,300	341,250
Taiwan Cement Corp. Preference Shares(1)	18,866	31,663
Tecnoglass, Inc.	8,380	59,666
Vulcan Materials Co.	5,927	820,000
		2,918,141

	Shares/ Principal Amount	Value
Consumer Finance — 0.5%
American Express Co.	11,737	$1,459,731
Bajaj Finance Ltd.	4,221	199,057
Discover Financial Services	10,858	974,397
Green Dot Corp., Class A(1)	1,908	96,717
Muangthai Capital PCL	185,900	361,892
Synchrony Financial	25,404	911,495
		4,003,289
Containers and Packaging — 0.5%
Ball Corp.	10,047	718,159
Berry Global Group, Inc.(1)	1,891	85,189
Graphic Packaging Holding Co.	56,974	846,634
Packaging Corp. of America	14,244	1,438,217
Rengo Co. Ltd.	15,800	120,160
Silgan Holdings, Inc.	6,560	197,194
Sonoco Products Co.	5,291	317,619
		3,723,172
Distributors — 0.2%
Core-Mark Holding Co., Inc.	2,538	94,997
Genuine Parts Co.	4,712	457,630
IAA, Inc.(1)	2,386	111,546
LKQ Corp.(1)	19,783	532,756
Pool Corp.	293	55,485
		1,252,414
Diversified Consumer Services — 0.3%
Chegg, Inc.(1)	3,210	144,193
China Education Group Holdings Ltd.	243,000	380,772
frontdoor, Inc.(1)	1,524	69,555
Grand Canyon Education, Inc.(1)	958	104,202
New Oriental Education & Technology Group, Inc. ADR(1)	6,882	717,861
ServiceMaster Global Holdings, Inc.(1)	250	13,307
TAL Education Group ADR(1)	21,178	681,932
		2,111,822
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	14,217	2,920,598
Chailease Holding Co. Ltd.	183,154	772,338
Compass Diversified Holdings	13,454	258,317
ECN Capital Corp.	22,962	82,293
Zenkoku Hosho Co. Ltd.	4,900	191,154
		4,224,700
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	5,399	183,836
Cellnex Telecom SA(1)	21,199	790,641
Telekomunikasi Indonesia Persero Tbk PT	2,071,700	633,457
Verizon Communications, Inc.	82,506	4,560,106
		6,168,040

	Shares/ Principal Amount	Value
Electric Utilities — 0.9%
Edison International	6,589	$491,144
Eversource Energy	23,021	1,746,373
Exelon Corp.	2,792	125,808
Iberdrola SA	31,850	301,772
IDACORP, Inc.	1,881	191,975
Pinnacle West Capital Corp.	19,432	1,772,587
Xcel Energy, Inc.	44,458	2,650,141
		7,279,800
Electrical Equipment — 1.4%
AMETEK, Inc.	14,518	1,300,958
Eaton Corp. plc	20,402	1,676,840
Emerson Electric Co.	35,035	2,273,071
Hubbell, Inc.	9,468	1,229,704
Melrose Industries plc	255,420	573,074
nVent Electric plc	23,781	589,531
Prysmian SpA	10,890	224,225
Rockwell Automation, Inc.	2,838	456,294
Schneider Electric SE	11,557	995,025
Signify NV	35,081	951,611
TKH Group NV	1,723	102,394
Varta AG(1)	1,565	118,454
		10,491,181
Electronic Equipment, Instruments and Components — 1.2%
Anritsu Corp.	9,300	171,180
Avnet, Inc.	1,571	71,355
Barco NV	1,494	309,729
Belden, Inc.	2,827	128,515
CDW Corp.	20,931	2,473,207
Chroma ATE, Inc.	82,000	384,067
Coherent, Inc.(1)	984	136,628
Dolby Laboratories, Inc., Class A	1,439	97,996
Electrocomponents plc	33,407	246,278
FLIR Systems, Inc.	518	25,724
Hexagon AB, B Shares	9,200	446,310
II-VI, Inc.(1)	327	12,982
Isra Vision AG	2,293	100,173
Keyence Corp.	1,400	798,961
Keysight Technologies, Inc.(1)	20,720	1,854,854
Landis+Gyr Group AG(1)	600	48,616
National Instruments Corp.	1,480	61,805
Samsung Electro-Mechanics Co. Ltd.	2,174	168,243
SYNNEX Corp.	447	44,047
TE Connectivity Ltd.	17,393	1,607,113
Tech Data Corp.(1)	727	73,674

	Shares/ Principal Amount	Value
Zebra Technologies Corp., Class A(1)	218	$45,974
		9,307,431
Energy Equipment and Services — 0.5%
Baker Hughes a GE Co.	49,942	1,268,027
C&J Energy Services, Inc.(1)	2,256	24,681
Dril-Quip, Inc.(1)	941	49,515
Liberty Oilfield Services, Inc., Class A	1,304	18,452
Modec, Inc.	3,600	95,848
NCS Multistage Holdings, Inc.(1)	11,582	37,178
Schlumberger Ltd.	35,790	1,430,526
Subsea 7 SA	31,894	342,883
Tecnicas Reunidas SA(1)	29,314	706,251
TGS NOPEC Geophysical Co. ASA	5,571	134,795
		4,108,156
Entertainment — 1.2%
Activision Blizzard, Inc.	22,194	1,081,736
Electronic Arts, Inc.(1)	11,833	1,094,553
Entertainment One Ltd.	59,081	315,800
Liberty Media Corp-Liberty Formula One, Class C(1)	5,668	223,206
Live Nation Entertainment, Inc.(1)	683	49,217
Netflix, Inc.(1)	3,613	1,166,963
Take-Two Interactive Software, Inc.(1)	21,381	2,619,600
Walt Disney Co. (The)	16,301	2,331,206
World Wrestling Entertainment, Inc., Class A	1,076	78,311
Zynga, Inc., Class A(1)	12,530	79,941
		9,040,533
Equity Real Estate Investment Trusts (REITs) — 3.8%
Acadia Realty Trust	4,786	134,343
Advance Residence Investment Corp.	62	192,154
Agree Realty Corp.	4,036	269,807
Alexandria Real Estate Equities, Inc.	4,187	612,809
Allied Properties Real Estate Investment Trust	4,380	162,383
American Homes 4 Rent, Class A	6,734	163,030
American Tower Corp.	647	136,918
Americold Realty Trust	23,266	780,109
Boston Properties, Inc.	1,238	164,592
Brandywine Realty Trust	10,203	150,494
Camden Property Trust	5,937	615,726
Canadian Apartment Properties REIT	4,755	175,493
CapitaLand Commercial Trust	91,900	137,629
CareTrust REIT, Inc.	12,241	284,358
Charter Hall Group	38,954	300,696
Community Healthcare Trust, Inc.	823	33,817
CoreSite Realty Corp.	899	94,224
Corporate Office Properties Trust	2,354	65,724
Cousins Properties, Inc.	4,045	142,303
CyrusOne, Inc.	1,937	111,184

	Shares/ Principal Amount	Value
Embassy Office Parks REIT(1)	8,800	$47,847
Empire State Realty Trust, Inc., Class A	27,816	389,702
Equinix, Inc.	1,034	519,171
Equity Residential	16,152	1,274,231
Essential Properties Realty Trust, Inc.	6,183	130,585
Extra Space Storage, Inc.	1,130	127,001
Fibra Uno Administracion SA de CV	1,334,332	1,717,721
Gaming and Leisure Properties, Inc.	10,050	378,986
Gecina SA	1,243	188,997
GEO Group, Inc. (The)	26,358	469,436
GLP J-Reit	127	141,727
Goodman Group	46,808	472,897
HCP, Inc.	15,513	495,330
Healthcare Trust of America, Inc., Class A	29,042	782,101
Highwoods Properties, Inc.	1,035	46,917
Hudson Pacific Properties, Inc.	7,353	259,561
Inmobiliaria Colonial Socimi SA	20,595	230,491
Invesco Office J-Reit, Inc.	1,732	307,588
Invincible Investment Corp.	116	66,563
Invitation Homes, Inc.	18,072	496,438
Japan Hotel REIT Investment Corp.	124	103,258
Kilroy Realty Corp.	3,633	288,678
Kite Realty Group Trust	10,275	163,475
Lexington Realty Trust	5,533	54,611
Life Storage, Inc.	6,653	648,601
Link REIT	44,500	518,923
Mapletree Commercial Trust	102,400	154,234
Mapletree Industrial Trust	65,900	107,660
MGM Growth Properties LLC, Class A	18,172	542,616
National Health Investors, Inc.	960	76,205
Northview Apartment Real Estate Investment Trust	5,797	119,472
Orix JREIT, Inc.	435	844,839
Piedmont Office Realty Trust, Inc., Class A	23,421	487,391
Prologis, Inc.	11,316	912,183
Regency Centers Corp.	921	61,431
Rexford Industrial Realty, Inc.	10,874	450,184
RLJ Lodging Trust	2,976	51,425
Ryman Hospitality Properties, Inc.	2,362	177,150
Sabra Health Care REIT, Inc.	4,616	95,274
Safestore Holdings plc	25,514	193,492
SBA Communications Corp.(1)	14,318	3,513,780
Segro plc	59,051	547,734
Spirit Realty Capital, Inc.	3,748	165,362
STORE Capital Corp.	9,563	327,150
Summit Hotel Properties, Inc.	5,534	61,483
Sun Communities, Inc.	4,826	640,941
UDR, Inc.	8,898	409,842

	Shares/ Principal Amount	Value
UNITE Group plc (The)	31,354	$392,755
Urstadt Biddle Properties, Inc., Class A	1,457	31,457
VICI Properties, Inc.	9,103	194,258
Weingarten Realty Investors	3,533	98,606
Welltower, Inc.	22,735	1,889,733
Weyerhaeuser Co.	87,135	2,214,100
		29,809,386
Food and Staples Retailing — 0.7%
Alimentation Couche-Tard, Inc., B Shares	9,050	554,739
BIM Birlesik Magazalar AS	25,846	216,621
Cosmos Pharmaceutical Corp.	300	55,118
Costco Wholesale Corp.	225	62,017
CP ALL PCL	170,500	478,154
Grocery Outlet Holding Corp.(1)	648	25,233
Kobe Bussan Co. Ltd.	4,500	250,938
Koninklijke Ahold Delhaize NV	24,675	557,898
President Chain Store Corp.	21,000	202,457
Sysco Corp.	16,957	1,162,742
Wal-Mart de Mexico SAB de CV	121,018	357,110
Walmart, Inc.	13,588	1,499,844
Weis Markets, Inc.	1,589	57,919
		5,480,790
Food Products — 1.7%
a2 Milk Co. Ltd.(1)	27,740	321,619
AAK AB	10,043	205,444
Associated British Foods plc	16,630	488,011
Ausnutria Dairy Corp. Ltd.(1)	52,000	93,261
Bakkafrost P/F	2,159	124,005
Beyond Meat, Inc.(1)	213	41,857
Campbell Soup Co.	19,663	812,868
Conagra Brands, Inc.	45,146	1,303,365
Danone SA	12,270	1,063,804
General Mills, Inc.	21,107	1,120,993
Hain Celestial Group, Inc. (The)(1)	8,106	176,467
Hershey Co. (The)	9,141	1,387,055
J.M. Smucker Co. (The)	2,563	284,980
Kellogg Co.	4,999	291,042
Kerry Group plc, A Shares	3,910	452,861
Mondelez International, Inc., Class A	40,745	2,179,450
Nestle India Ltd.	1,498	254,037
Nestle SA	11,620	1,233,085
Nomad Foods Ltd.(1)	11,184	249,068
Orion Corp/Republic of Korea	2,744	186,464
Orkla ASA	89,079	756,028
		13,025,764
Gas Utilities — 0.2%
Atmos Energy Corp.	3,987	434,743

	Shares/ Principal Amount	Value
Chesapeake Utilities Corp.	582	$54,394
China Gas Holdings Ltd.	104,800	434,556
Indraprastha Gas Ltd.	43,973	193,164
Spire, Inc.	5,284	435,454
		1,552,311
Health Care Equipment and Supplies — 3.3%
ABIOMED, Inc.(1)	604	168,250
Alcon, Inc.(1)	5,214	301,572
Baxter International, Inc.	16,524	1,387,520
Boston Scientific Corp.(1)	22,035	935,606
Danaher Corp.	10,039	1,410,480
DexCom, Inc.(1)	2,272	356,409
Edwards Lifesciences Corp.(1)	2,254	479,764
Elekta AB, B Shares	7,367	104,847
Haemonetics Corp.(1)	7,049	860,542
Hill-Rom Holdings, Inc.	5,206	555,168
Hologic, Inc.(1)	41,674	2,135,793
Hoya Corp.	9,400	722,212
ICU Medical, Inc.(1)	271	68,953
IDEXX Laboratories, Inc.(1)	552	155,692
Insulet Corp.(1)	4,001	491,883
Integer Holdings Corp.(1)	6,113	535,071
Intuitive Surgical, Inc.(1)	928	482,105
Masimo Corp.(1)	4,305	679,544
Medtronic plc	42,289	4,310,941
Merit Medical Systems, Inc.(1)	1,877	74,066
Nihon Kohden Corp.	3,500	95,806
NuVasive, Inc.(1)	2,217	147,652
OrthoPediatrics Corp.(1)	1,285	45,373
Penumbra, Inc.(1)	1,701	285,088
ResMed, Inc.	4,916	632,689
Siemens Healthineers AG	11,641	486,323
Silk Road Medical, Inc.(1)	1,432	61,991
STERIS plc	1,757	261,547
Straumann Holding AG	600	489,192
Stryker Corp.	5,832	1,223,437
Sysmex Corp.	9,400	679,770
Terumo Corp.	19,600	570,191
Zimmer Biomet Holdings, Inc.	33,283	4,497,532
		25,693,009
Health Care Providers and Services — 1.6%
Acadia Healthcare Co., Inc.(1)	1,989	63,529
Amedisys, Inc.(1)	4,503	620,919
Amplifon SpA	8,958	220,773
Cardinal Health, Inc.	15,527	710,050
Centene Corp.(1)	10,854	565,385
Chemed Corp.	158	64,052

	Shares/ Principal Amount	Value
CorVel Corp.(1)	804	$68,501
Covetrus, Inc.(1)	18,369	434,794
Encompass Health Corp.	20,993	1,340,193
Ensign Group, Inc. (The)	2,212	133,295
HealthEquity, Inc.(1)	3,455	283,241
Henry Schein, Inc.(1)	5,305	352,995
Korian SA	7,529	297,229
McKesson Corp.	8,915	1,238,739
NMC Health plc	8,716	261,706
Premier, Inc., Class A(1)	4,189	162,324
Providence Service Corp. (The)(1)	3,100	172,794
Quest Diagnostics, Inc.	21,874	2,232,898
R1 RCM, Inc.(1)	11,214	141,072
UnitedHealth Group, Inc.	9,931	2,472,918
Universal Health Services, Inc., Class B	3,541	534,195
		12,371,602
Health Care Technology — 0.3%
Cerner Corp.	17,703	1,268,420
Health Catalyst, Inc.(1)	969	42,878
Inspire Medical Systems, Inc.(1)	821	55,524
Phreesia, Inc.(1)	2,438	66,631
Teladoc Health, Inc.(1)	2,523	172,170
Veeva Systems, Inc., Class A(1)	4,289	711,545
		2,317,168
Hotels, Restaurants and Leisure — 1.6%
Aristocrat Leisure Ltd.	13,350	278,725
Autogrill SpA	12,306	129,641
Carnival Corp.	26,638	1,258,113
China International Travel Service Corp. Ltd., A Shares	16,798	219,052
Chipotle Mexican Grill, Inc.(1)	1,033	821,782
Churchill Downs, Inc.	1,263	151,118
Darden Restaurants, Inc.	13,646	1,658,808
Domino's Pizza, Inc.	3,677	899,137
Jubilant Foodworks Ltd.	11,904	207,120
Jumbo Interactive Ltd.	11,352	149,135
Kyoritsu Maintenance Co. Ltd.	2,300	99,159
Las Vegas Sands Corp.	7,663	463,152
Melco International Development Ltd.	78,000	188,674
Minor International PCL	167,900	219,302
Planet Fitness, Inc., Class A(1)	8,649	680,330
Red Robin Gourmet Burgers, Inc.(1)	3,613	119,301
Red Rock Resorts, Inc., Class A	7,988	166,470
Royal Caribbean Cruises Ltd.	12,589	1,464,604
Sodexo SA	4,860	556,523
SSP Group plc	10,735	91,627
Starbucks Corp.	18,829	1,782,918
Texas Roadhouse, Inc.	1,492	82,403

	Shares/ Principal Amount	Value
Wynn Resorts Ltd.	3,593	$467,342
		12,154,436
Household Durables — 0.6%
Breville Group Ltd.	3,241	42,493
Cyrela Brazil Realty SA Empreendimentos e Participacoes	21,500	137,461
Haier Electronics Group Co. Ltd.	87,000	205,105
Haseko Corp.	127,900	1,387,401
Iida Group Holdings Co. Ltd.	52,600	863,402
Newell Brands, Inc.	3,919	55,611
PlayAGS, Inc.(1)	5,416	101,604
Pressance Corp.	11,600	161,813
PulteGroup, Inc.	42,431	1,337,001
Skyline Champion Corp.(1)	3,108	88,578
Token Corp.	6,300	361,112
TopBuild Corp.(1)	1,321	107,173
		4,848,754
Household Products — 0.8%
Central Garden & Pet Co., Class A(1)	1,551	42,730
Church & Dwight Co., Inc.	3,689	278,298
Colgate-Palmolive Co.	22,018	1,579,571
Kimberly-Clark Corp.	3,663	496,886
Pigeon Corp.	2,600	95,577
Procter & Gamble Co. (The)	30,867	3,643,541
Spectrum Brands Holdings, Inc.	4,060	203,447
		6,340,050
Industrial Conglomerates — 0.2%
Rheinmetall AG	2,221	253,919
Roper Technologies, Inc.	1,603	582,931
Siemens AG	9,570	1,050,533
		1,887,383
Insurance — 2.0%
Aegon NV	374,654	1,848,603
Aflac, Inc.	30,007	1,579,568
AIA Group Ltd.	151,000	1,539,190
AMERISAFE, Inc.	1,896	123,354
Arthur J. Gallagher & Co.	1,701	153,821
Axis Capital Holdings Ltd.	3,704	235,834
Brown & Brown, Inc.	8,494	305,189
Chubb Ltd.	18,759	2,867,126
Discovery Ltd.	22,510	207,306
Goosehead Insurance, Inc., Class A	824	37,088
Hanover Insurance Group, Inc. (The)	631	81,847
Intact Financial Corp.	2,990	278,701
James River Group Holdings Ltd.	1,985	94,943
Kemper Corp.	1,483	130,534
Kinsale Capital Group, Inc.	1,523	136,857
Mercury General Corp.	5,573	316,045

	Shares/ Principal Amount	Value
NN Group NV	12,666	$475,720
Palomar Holdings, Inc.(1)	1,857	53,203
Ping An Insurance Group Co. of China Ltd., H Shares	62,500	741,299
ProAssurance Corp.	18,878	737,941
Progressive Corp. (The)	26,303	2,130,017
ProSight Global, Inc.(1)	1,870	31,883
Prudential plc	15,370	316,989
Reinsurance Group of America, Inc.	4,005	624,460
RenaissanceRe Holdings Ltd.	713	129,160
Torchmark Corp.	2,213	202,091
Travelers Cos., Inc. (The)	1,414	207,321
White Mountains Insurance Group Ltd.	77	82,852
		15,668,942
Interactive Media and Services — 3.2%
Alphabet, Inc., Class A(1)	9,679	11,790,958
Facebook, Inc., Class A(1)	36,120	7,015,587
Pinterest, Inc., Class A(1)	16,824	487,728
Tencent Holdings Ltd.	64,700	3,026,044
Twitter, Inc.(1)	44,671	1,890,030
Yandex NV, A Shares(1)	26,335	1,032,859
		25,243,206
Internet and Direct Marketing Retail — 2.3%
Alibaba Group Holding Ltd. ADR(1)	15,910	2,754,180
Amazon.com, Inc.(1)	5,719	10,676,115
Baozun, Inc. ADR(1)	11,125	551,911
eBay, Inc.	28,889	1,189,938
Etsy, Inc.(1)	951	63,736
Expedia Group, Inc.	4,899	650,293
Moneysupermarket.com Group plc	38,862	173,643
Naspers Ltd., N Shares	4,703	1,144,204
Revolve Group, Inc.(1)	1,498	51,636
Takeaway.com NV(1)	2,055	183,583
Trainline plc(1)	9,578	49,853
Yume No Machi Souzou Iinkai Co. Ltd.	4,400	66,400
		17,555,492
IT Services — 3.5%
Accenture plc, Class A	416	80,113
Afterpay Touch Group Ltd.(1)	9,751	177,727
Akamai Technologies, Inc.(1)	14,154	1,247,392
Alten SA	1,897	234,911
Booz Allen Hamilton Holding Corp.	18,296	1,257,850
EVERTEC, Inc.	11,252	360,289
Evo Payments, Inc., Class A(1)	2,031	63,205
Fastly, Inc., Class A(1)	5,381	116,768
Fiserv, Inc.(1)	23,751	2,504,068
FleetCor Technologies, Inc.(1)	5,334	1,515,763
GDS Holdings Ltd. ADR(1)	30,955	1,274,727

	Shares/ Principal Amount	Value
Genpact Ltd.	3,652	$144,911
GMO Payment Gateway, Inc.	6,700	488,510
InterXion Holding NV(1)	19,129	1,440,414
Keywords Studios plc	3,675	73,954
MasterCard, Inc., Class A	5,814	1,582,978
Nexi SpA(1)	28,197	300,818
NEXTDC Ltd.(1)	23,235	109,111
Obic Co. Ltd.	3,500	370,477
Pagseguro Digital Ltd., Class A(1)	11,940	519,151
PayPal Holdings, Inc.(1)	30,306	3,345,782
Presidio, Inc.	8,676	121,464
SCSK Corp.	3,300	157,675
SHIFT, Inc.(1)	2,100	97,137
Solutions 30 SE(1)	15,470	158,073
Square, Inc., Class A(1)	14,602	1,174,147
Tata Consultancy Services Ltd.	11,836	378,536
VeriSign, Inc.(1)	1,893	399,593
Visa, Inc., Class A	39,946	7,110,388
		26,805,932
Leisure Products†
Malibu Boats, Inc., Class A(1)	1,649	49,685
Merida Industry Co. Ltd.	24,000	150,199
Thule Group AB	7,408	162,241
		362,125
Life Sciences Tools and Services — 0.9%
Adaptive Biotechnologies Corp.(1)	1,951	75,211
Agilent Technologies, Inc.	13,651	947,516
Bio-Rad Laboratories, Inc., Class A(1)	962	302,934
Bruker Corp.	13,258	634,395
ICON plc(1)	2,120	331,080
Illumina, Inc.(1)	4,794	1,435,228
Lonza Group AG(1)	3,300	1,128,900
NeoGenomics, Inc.(1)	3,999	97,456
Personalis, Inc.(1)	2,250	40,298
PRA Health Sciences, Inc.(1)	823	82,226
QIAGEN NV(1)	8,072	304,476
Tecan Group AG	907	230,486
Thermo Fisher Scientific, Inc.	6,116	1,698,291
		7,308,497
Machinery — 1.5%
Albany International Corp., Class A	224	19,262
Allison Transmission Holdings, Inc.	15,886	729,962
Atlas Copco AB, A Shares	9,670	296,201
Atlas Copco AB, B Shares	46,324	1,265,177
ATS Automation Tooling Systems, Inc.(1)	6,096	97,689
Chart Industries, Inc.(1)	1,976	149,247
Colfax Corp.(1)	2,545	70,446

	Shares/ Principal Amount	Value
CRRC Corp. Ltd., H Shares	290,000	$228,829
Cummins, Inc.	22,140	3,630,960
Doosan Bobcat, Inc.	3,896	118,062
EnPro Industries, Inc.	1,438	102,156
Georg Fischer AG	109	93,814
Graham Corp.	1,037	22,451
Hurco Cos., Inc.	1,393	47,627
IMI plc	42,683	535,872
Ingersoll-Rand plc	9,222	1,140,393
Interroll Holding AG	30	60,846
Kennametal, Inc.	2,375	82,128
Konecranes Oyj	3,773	110,775
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	3,263	297,906
Kornit Digital Ltd.(1)	6,561	204,703
Milacron Holdings Corp.(1)	1,335	22,481
Mueller Water Products, Inc., Class A	10,036	102,066
Nabtesco Corp.	5,100	137,351
PACCAR, Inc.	5,628	394,748
Parker-Hannifin Corp.	3,392	593,871
Rotork plc	34,414	128,094
Snap-on, Inc.	4,382	668,737
Tadano Ltd.	2,300	20,670
Timken Co. (The)	4,374	199,936
Valmet Oyj	6,539	127,088
Woodward, Inc.	1,311	146,884
		11,846,432
Media — 0.2%
Atresmedia Corp. de Medios de Comunicacion SA	50,602	196,867
Entravision Communications Corp., Class A	34,274	111,733
Nippon Television Holdings, Inc.	60,800	836,036
NOS SGPS SA	30,246	187,977
Stroeer SE & Co. KGaA	2,487	196,626
Townsquare Media, Inc., Class A	3,250	17,517
TV Asahi Holdings Corp.	18,100	296,589
		1,843,345
Metals and Mining — 0.3%
BHP Group Ltd.	20,320	561,294
Hudbay Minerals, Inc.	9,731	47,262
Kirkland Lake Gold Ltd.	6,094	252,016
Kumba Iron Ore Ltd.	10,685	353,995
Northern Star Resources Ltd.	13,704	118,979
Saracen Mineral Holdings Ltd.(1)	87,301	244,159
Steel Dynamics, Inc.	28,608	901,438
		2,479,143
Multi-Utilities — 0.2%
Ameren Corp.	7,344	555,867
NorthWestern Corp.	9,674	676,406

	Shares/ Principal Amount	Value
WEC Energy Group, Inc.	5,510	$470,885
		1,703,158
Multiline Retail — 0.5%
B&M European Value Retail SA	125,503	565,149
Lojas Renner SA	42,240	522,971
Magazine Luiza SA	16,200	1,116,407
Pan Pacific International Holdings Corp.	10,700	682,747
Target Corp.	12,419	1,073,002
		3,960,276
Oil, Gas and Consumable Fuels — 3.0%
Callon Petroleum Co.(1)	10,071	49,549
Centennial Resource Development, Inc., Class A(1)	5,789	34,445
Chevron Corp.	32,702	4,025,943
Cimarex Energy Co.	3,442	174,406
CNOOC Ltd.	472,000	776,245
Concho Resources, Inc.	5,400	527,472
ConocoPhillips	1,067	63,038
CVR Energy, Inc.	18,338	973,198
Delek US Holdings, Inc.	4,603	198,297
Devon Energy Corp.	12,979	350,433
Earthstone Energy, Inc., Class A(1)	6,272	27,471
Eni SpA	106,747	1,671,117
EQT Corp.	19,142	289,236
Equitrans Midstream Corp.	14,816	245,798
Extraction Oil & Gas, Inc.(1)	3,944	14,632
Exxon Mobil Corp.	7,326	544,761
Gazprom PJSC ADR	214,585	1,573,036
Gazprom PJSC	107,331	398,796
Gaztransport Et Technigaz SA	2,362	214,229
Gibson Energy, Inc.	10,905	188,966
HollyFrontier Corp.	9,846	490,035
Imperial Oil Ltd.	9,965	272,871
Lundin Petroleum AB	17,610	552,881
Magnolia Oil & Gas Corp., Class A(1)	2,425	27,112
Neste Oyj	21,780	719,974
Noble Energy, Inc.	20,989	463,437
Novatek PJSC GDR	4,892	1,021,820
Occidental Petroleum Corp.	2,870	147,403
PetroChina Co. Ltd., H Shares	1,298,000	687,939
Phillips 66	11,254	1,154,210
Royal Dutch Shell plc, Class B ADR	10,070	639,143
Saras SpA	480,664	791,118
Surgutneftegas PJSC Preference Shares	2,664,554	1,303,418
TOTAL SA	10,270	532,159
TOTAL SA ADR	47,630	2,464,376
		23,608,964

	Shares/ Principal Amount	Value
Paper and Forest Products — 0.1%
Boise Cascade Co.	2,377	$64,179
Domtar Corp.	16,189	687,223
Neenah, Inc.	875	57,496
		808,898
Personal Products — 0.3%
Cosmax, Inc.	3,909	337,004
Estee Lauder Cos., Inc. (The), Class A	2,623	483,130
Fancl Corp.	5,500	138,386
Medifast, Inc.	1,151	128,509
Ontex Group NV	25,748	424,538
Shiseido Co. Ltd.	10,000	736,081
		2,247,648
Pharmaceuticals — 2.6%
Aerie Pharmaceuticals, Inc.(1)	1,337	28,973
AstraZeneca plc	15,640	1,342,419
Catalent, Inc.(1)	11,531	651,386
Dechra Pharmaceuticals plc	4,036	143,762
Eli Lilly & Co.	7,023	765,156
Horizon Therapeutics plc(1)	3,949	98,291
Jazz Pharmaceuticals plc(1)	2,895	403,505
Johnson & Johnson	32,536	4,236,838
Merck & Co., Inc.	35,821	2,972,785
Novartis AG	9,940	911,489
Novo Nordisk A/S, B Shares	17,954	861,732
Optinose, Inc.(1)	3,660	19,654
Pfizer, Inc.	77,070	2,993,399
Reata Pharmaceuticals, Inc., Class A(1)	399	36,169
Roche Holding AG	3,260	872,880
Sanofi	10,178	849,239
Sanofi ADR	38,602	1,609,703
Zoetis, Inc.	9,045	1,039,180
		19,836,560
Professional Services — 0.7%
Applus Services SA	7,159	100,854
ASGN, Inc.(1)	1,246	78,560
Capita plc(1)	752,233	1,063,639
CoStar Group, Inc.(1)	1,879	1,156,337
IHS Markit Ltd.(1)	11,875	764,987
InnerWorkings, Inc.(1)	18,596	68,061
Korn Ferry	3,329	130,763
Nihon M&A Center, Inc.	5,600	150,755
Recruit Holdings Co. Ltd.	25,100	854,177
Teleperformance	987	206,557
Trust Tech, Inc.	12,600	179,699
UT Group Co. Ltd.	3,200	70,574

	Shares/ Principal Amount	Value
Verisk Analytics, Inc.	6,210	$942,181
		5,767,144
Real Estate Management and Development — 0.9%
Altus Group Ltd.	1,728	43,874
Aroundtown SA	66,399	531,165
Ayala Land, Inc.	822,110	804,617
CapitaLand Ltd.	88,200	231,493
China Overseas Land & Investment Ltd.	80,000	273,825
CIFI Holdings Group Co. Ltd.	899,610	570,871
Colliers International Group, Inc.	2,404	174,644
Corp. Inmobiliaria Vesta SAB de CV	93,649	141,081
Fabege AB	28,119	433,600
Fastighets AB Balder, B Shares(1)	6,879	235,437
FirstService Corp.	2,711	284,493
Hang Lung Properties Ltd.	57,000	134,251
KWG Group Holdings Ltd.(1)	99,500	93,095
LEG Immobilien AG	5,138	595,528
Longfor Group Holdings Ltd.	72,500	266,568
Mitsubishi Estate Co. Ltd.	23,500	429,887
Mitsui Fudosan Co. Ltd.	10,400	235,346
New World Development Co. Ltd.	136,000	190,368
Nexity SA	672	32,330
Pakuwon Jati Tbk PT	886,000	46,305
Shimao Property Holdings Ltd.	53,000	146,332
Shurgard Self Storage SA	2,761	95,716
Sun Hung Kai Properties Ltd.	16,000	257,139
Times China Holdings Ltd.	72,000	125,360
VGP NV	1,208	101,488
Vonovia SE	9,764	477,893
		6,952,706
Road and Rail — 0.8%
Canadian Pacific Railway Ltd.	1,750	417,823
CJ Logistics Corp.(1)	3,660	422,595
CSX Corp.	829	58,362
DSV A/S	5,306	505,674
Heartland Express, Inc.	29,310	581,510
J.B. Hunt Transport Services, Inc.	4,806	491,990
Localiza Rent a Car SA	100,781	1,156,657
Lyft, Inc., Class A(1)	3,767	229,297
Sixt SE	1,490	152,584
TFI International, Inc.	3,478	110,022
Union Pacific Corp.	11,242	2,022,998
		6,149,512
Semiconductors and Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.(1)	773	45,143
Advanced Micro Devices, Inc.(1)	35,468	1,080,001
Analog Devices, Inc.	3,770	442,824

	Shares/ Principal Amount	Value
Applied Materials, Inc.	75,263	$3,715,734
ASML Holding NV	8,131	1,803,502
BE Semiconductor Industries NV	1,076	31,916
Broadcom, Inc.	11,935	3,461,031
Cypress Semiconductor Corp.	4,029	92,546
Entegris, Inc.	1,412	61,436
Globalwafers Co. Ltd.	11,000	116,990
Infineon Technologies AG	23,257	440,726
Inphi Corp.(1)	3,207	193,093
Intel Corp.	48,156	2,434,286
Kulicke & Soffa Industries, Inc.	5,341	120,867
Lasertec Corp.	4,600	220,301
Lattice Semiconductor Corp.(1)	10,724	207,402
Marvell Technology Group Ltd.	32,927	864,663
Maxim Integrated Products, Inc.	23,534	1,392,977
Microchip Technology, Inc.	4,828	455,860
Monolithic Power Systems, Inc.	448	66,376
NVIDIA Corp.	24	4,049
Qorvo, Inc.(1)	1,923	140,937
QUALCOMM, Inc.	5,266	385,261
Silicon Laboratories, Inc.(1)	721	80,903
SOITEC(1)	2,325	240,318
Taiwan Semiconductor Manufacturing Co. Ltd.	317,425	2,624,303
Teradyne, Inc.	28	1,560
Xilinx, Inc.	6,314	721,122
		21,446,127
Software — 4.4%
Adobe, Inc.(1)	5,563	1,662,558
Adyen NV(1)	636	480,077
ANSYS, Inc.(1)	239	48,546
Aspen Technology, Inc.(1)	770	101,540
Atlassian Corp. plc, Class A(1)	8,208	1,150,105
Autodesk, Inc.(1)	5,793	904,693
Avalara, Inc.(1)	1,433	116,761
Avast plc	48,812	199,578
Aveva Group plc	4,015	195,286
Bottomline Technologies de, Inc.(1)	1,473	61,999
Cadence Design Systems, Inc.(1)	16,905	1,249,448
Coupa Software, Inc.(1)	3,899	529,133
Dassault Systemes SE	3,670	555,575
Descartes Systems Group, Inc. (The)(1)	4,488	163,055
Elastic NV(1)	462	45,659
Fair Isaac Corp.(1)	315	109,437
Five9, Inc.(1)	2,264	111,774
Fuji Soft, Inc.	2,300	102,831
Globant SA(1)	1,044	110,664
Intuit, Inc.	5,755	1,595,919

	Shares/ Principal Amount	Value
LogMeIn, Inc.	2,449	$186,050
Manhattan Associates, Inc.(1)	525	44,620
Medallia, Inc.(1)	1,023	40,766
Microsoft Corp.	100,732	13,726,750
Oracle Corp. (New York)	34,127	1,921,350
Pagerduty, Inc.(1)	2,653	117,263
Palo Alto Networks, Inc.(1)	6,869	1,556,103
Paycom Software, Inc.(1)	619	149,024
Paylocity Holding Corp.(1)	1,782	181,924
Proofpoint, Inc.(1)	68	8,582
PTC, Inc.(1)	8,008	542,782
Rapid7, Inc.(1)	2,552	154,779
RingCentral, Inc., Class A(1)	4,338	615,909
salesforce.com, Inc.(1)	8,092	1,250,214
SAP SE	6,040	749,249
Sapiens International Corp. NV	1,379	22,188
ServiceNow, Inc.(1)	2,373	658,246
Sophos Group plc	26,433	140,152
Splunk, Inc.(1)	4,051	548,141
Temenos AG(1)	2,960	519,910
Teradata Corp.(1)	6,134	224,627
VMware, Inc., Class A	2,524	440,413
WiseTech Global Ltd.	9,388	203,775
Workday, Inc., Class A(1)	2,561	512,149
Zendesk, Inc.(1)	1,100	91,916
Zoom Video Communications, Inc., Class A(1)	808	77,172
		34,178,692
Specialty Retail — 1.9%
Adastria Co. Ltd.	5,000	97,882
Advance Auto Parts, Inc.	15,323	2,308,257
AutoZone, Inc.(1)	1,064	1,194,915
Boot Barn Holdings, Inc.(1)	2,748	85,985
Burlington Stores, Inc.(1)	6,146	1,110,889
Camping World Holdings, Inc., Class A	13,659	160,220
Fast Retailing Co. Ltd.	700	419,235
Five Below, Inc.(1)	4,174	490,278
Floor & Decor Holdings, Inc., Class A(1)	10,859	425,130
Foschini Group Ltd. (The)	19,040	219,686
Home Depot, Inc. (The)	923	197,236
Hotel Shilla Co. Ltd.	2,828	187,119
JD Sports Fashion plc	15,831	125,288
Kingfisher plc	857,113	2,305,938
MarineMax, Inc.(1)	3,466	53,515
Murphy USA, Inc.(1)	4,502	397,797
National Vision Holdings, Inc.(1)	2,244	70,888
O'Reilly Automotive, Inc.(1)	4,824	1,836,786
Penske Automotive Group, Inc.	3,190	146,644

	Shares/ Principal Amount	Value
TJX Cos., Inc. (The)	26,127	$1,425,489
Tokyo Base Co. Ltd.(1)	12,300	83,808
Tractor Supply Co.	7,432	808,676
Ulta Beauty, Inc.(1)	1,443	503,968
		14,655,629
Technology Hardware, Storage and Peripherals — 1.6%
Apple, Inc.	47,918	10,208,451
Cray, Inc.(1)	3,910	135,442
HP, Inc.	21,299	448,131
Samsung Electronics Co. Ltd.	37,480	1,429,986
		12,222,010
Textiles, Apparel and Luxury Goods — 1.2%
adidas AG	2,650	849,807
ANTA Sports Products Ltd.	41,000	304,738
Bata India Ltd.	10,859	206,285
Burberry Group plc	19,340	527,603
Canada Goose Holdings, Inc.(1)	13,949	652,674
Deckers Outdoor Corp.(1)	6,156	962,060
Fila Korea Ltd.	15,768	893,304
HUGO BOSS AG	4,120	260,059
Li Ning Co. Ltd.	191,000	468,054
Lululemon Athletica, Inc.(1)	2,460	470,081
LVMH Moet Hennessy Louis Vuitton SE	1,260	521,002
NIKE, Inc., Class B	22,898	1,969,915
Salvatore Ferragamo SpA	4,467	93,522
Shenzhou International Group Holdings Ltd.	30,500	419,009
Tapestry, Inc.	11,995	371,005
Titan Co. Ltd.	6,442	98,455
		9,067,573
Thrifts and Mortgage Finance — 0.2%
Aruhi Corp.	6,300	118,025
Capitol Federal Financial, Inc.	40,037	546,905
Essent Group Ltd.(1)	10,780	497,605
LendingTree, Inc.(1)	143	46,123
		1,208,658
Tobacco†
Swedish Match AB	6,530	249,577
Trading Companies and Distributors — 0.6%
AerCap Holdings NV(1)	32,883	1,793,110
DXP Enterprises, Inc.(1)	288	9,778
Ferguson plc(1)	5,000	372,387
Foundation Building Materials, Inc.(1)	3,362	57,860
GMS, Inc.(1)	2,896	65,189
Grafton Group plc	11,714	102,944
H&E Equipment Services, Inc.	3,305	101,166
HD Supply Holdings, Inc.(1)	2,188	88,636
IMCD NV	1,856	162,965

	Shares/ Principal Amount	Value
Indutrade AB	7,373	$207,938
MonotaRO Co. Ltd.	19,900	434,874
MSC Industrial Direct Co., Inc., Class A	12,864	913,987
NOW, Inc.(1)	5,053	61,899
Seven Group Holdings Ltd.	21,167	258,578
SiteOne Landscape Supply, Inc.(1)	1,632	120,556
Yamazen Corp.	18,300	174,106
		4,925,973
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	92,900	216,731
Grupo Aeroportuario del Centro Norte SAB de CV	69,500	427,073
Macquarie Infrastructure Corp.	2,004	83,046
		726,850
Water Utilities†
SJW Group	783	50,809
Wireless Telecommunication Services†
America Movil SAB de CV, Class L ADR	14,527	203,233
T-Mobile US, Inc.(1)	95	7,574
		210,807
TOTAL COMMON STOCKS (Cost $461,588,294)		595,090,628
CORPORATE BONDS — 6.4%
Aerospace and Defense — 0.1%
Arconic, Inc., 5.40%, 4/15/21	$45,000	46,649
Arconic, Inc., 5.125%, 10/1/24	160,000	170,721
Bombardier, Inc., 8.75%, 12/1/21(2)	25,000	27,344
Bombardier, Inc., 5.75%, 3/15/22(2)	125,000	128,281
Bombardier, Inc., 6.00%, 10/15/22(2)	30,000	30,150
Bombardier, Inc., 7.50%, 3/15/25(2)	55,000	56,134
TransDigm, Inc., 6.00%, 7/15/22	135,000	136,728
TransDigm, Inc., 6.375%, 6/15/26	50,000	51,110
United Technologies Corp., 6.05%, 6/1/36	66,000	85,933
		733,050
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	80,000	81,864
XPO Logistics, Inc., 6.50%, 6/15/22(2)	30,000	30,551
		112,415
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	125,000	126,250
United Airlines Holdings, Inc., 5.00%, 2/1/24	140,000	147,350
		273,600
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	20,000	20,301
ZF North America Capital, Inc., 4.75%, 4/29/25(2)	110,000	113,820
		134,121

		Shares/ Principal Amount	Value
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$330,000	$347,171
General Motors Co., 5.15%, 4/1/38		60,000	60,396
General Motors Financial Co., Inc., 3.20%, 7/6/21		130,000	131,110
			538,677
Banks — 0.8%
Akbank T.A.S., 5.00%, 10/24/22		70,000	68,330
Avi Funding Co. Ltd., 3.80%, 9/16/25(2)		143,000	149,171
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/31		114,000	112,291
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	100,000	121,372
Banistmo SA, 3.65%, 9/19/22		$150,000	151,328
Bank of America Corp., MTN, 4.20%, 8/26/24		200,000	212,568
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	127,626
Bank of America Corp., MTN, 5.00%, 1/21/44		$55,000	67,764
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48		20,000	22,996
Bank of America Corp., VRN, 3.42%, 12/20/28		13,000	13,387
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	63,868
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	116,634
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	117,352
CIT Group, Inc., 5.00%, 8/15/22		$160,000	169,600
CIT Group, Inc., 5.00%, 8/1/23		50,000	53,563
Citigroup, Inc., 2.75%, 4/25/22		110,000	110,910
Citigroup, Inc., 4.45%, 9/29/27		230,000	248,385
Citigroup, Inc., VRN, 3.52%, 10/27/28		140,000	144,599
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	100,000	129,418
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	100,000	115,650
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	75,738
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	93,000	115,403
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	130,000	157,365
Fifth Third BanCorp., 4.30%, 1/16/24		$40,000	42,609
HSBC Holdings plc, 2.95%, 5/25/21		200,000	201,632
HSBC Holdings plc, 4.375%, 11/23/26		200,000	212,965
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		170,000	173,740
JPMorgan Chase & Co., 3.875%, 9/10/24		405,000	425,120
JPMorgan Chase & Co., 3.125%, 1/23/25		110,000	112,656
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48		50,000	53,700
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49		20,000	21,268
KEB Hana Bank, MTN, 4.375%, 9/30/24		114,000	120,852
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	75,000	98,133
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	31,372
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		$225,000	229,722
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		55,000	59,159
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/27(2)		90,000	78,003
U.S. Bancorp, MTN, 3.60%, 9/11/24		110,000	115,589
Wells Fargo & Co., 4.125%, 8/15/23		100,000	105,517
Wells Fargo & Co., 3.00%, 4/22/26		140,000	141,426
Wells Fargo & Co., MTN, 2.60%, 7/22/20		225,000	225,648

		Shares/ Principal Amount	Value
Wells Fargo & Co., MTN, 4.10%, 6/3/26		$70,000	$74,102
Wells Fargo & Co., MTN, 4.65%, 11/4/44		36,000	40,744
Westpac Banking Corp., 4.875%, 11/19/19		500,000	503,898
Woori Bank, MTN, 4.75%, 4/30/24		86,000	91,731
			5,824,904
Beverages†
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		130,000	148,068
Biotechnology — 0.1%
AbbVie, Inc., 3.60%, 5/14/25		20,000	20,623
AbbVie, Inc., 4.40%, 11/6/42		80,000	79,361
AbbVie, Inc., 4.70%, 5/14/45		10,000	10,199
Amgen, Inc., 4.66%, 6/15/51		80,000	87,903
Celgene Corp., 3.25%, 8/15/22		50,000	51,294
Celgene Corp., 3.625%, 5/15/24		150,000	156,465
Celgene Corp., 3.875%, 8/15/25		40,000	42,599
Gilead Sciences, Inc., 4.40%, 12/1/21		40,000	41,746
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	242,995
			733,185
Building Products†
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		87,000	90,371
Capital Markets — 0.2%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	100,000	123,186
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	66,311
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$195,000	200,244
Morgan Stanley, 4.375%, 1/22/47		30,000	33,797
Morgan Stanley, MTN, 5.625%, 9/23/19		150,000	150,657
Morgan Stanley, MTN, 3.70%, 10/23/24		270,000	283,479
Morgan Stanley, MTN, 4.00%, 7/23/25		130,000	138,911
Morgan Stanley, MTN, VRN, 2.72%, 7/22/25		70,000	70,155
SURA Asset Management SA, 4.375%, 4/11/27		55,000	57,201
			1,123,941
Chemicals — 0.1%
CF Industries, Inc., 3.45%, 6/1/23		95,000	96,306
Element Solutions, Inc., 5.875%, 12/1/25(2)		80,000	81,800
Equate Petrochemical BV, 4.25%, 11/3/26(2)		46,000	49,007
Huntsman International LLC, 5.125%, 11/15/22		85,000	90,203
Olin Corp., 5.125%, 9/15/27		70,000	70,731
Tronox Finance plc, 5.75%, 10/1/25(2)		30,000	28,350
			416,397
Commercial Services and Supplies — 0.1%
ADT Security Corp. (The), 6.25%, 10/15/21		100,000	106,753
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)		35,000	33,775
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)		286,000	286,389
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)		60,000	60,207
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)		64,000	67,360

	Shares/ Principal Amount	Value
Republic Services, Inc., 3.55%, 6/1/22	$100,000	$102,785
RR Donnelley & Sons Co., 6.00%, 4/1/24	90,000	88,763
		746,032
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(2)	170,000	155,550
HTA Group Ltd., 9.125%, 3/8/22(2)	86,000	90,287
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	50,000	51,868
		297,705
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25	115,000	119,370
Standard Industries, Inc., 6.00%, 10/15/25(2)	100,000	105,125
		224,495
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/1/31	70,000	93,905
Capital One Financial Corp., 3.80%, 1/31/28	180,000	186,465
Navient Corp., 5.00%, 10/26/20	65,000	66,503
Navient Corp., 5.50%, 1/25/23	220,000	228,459
		575,332
Containers and Packaging — 0.2%
ARD Finance SA, 7.125% Cash or 7.875% PIK, 9/15/23(3)	200,000	207,000
Ball Corp., 5.00%, 3/15/22	40,000	41,992
Ball Corp., 4.00%, 11/15/23	100,000	103,500
Ball Corp., 5.25%, 7/1/25	35,000	38,194
Berry Global, Inc., 5.50%, 5/15/22	85,000	86,275
Berry Global, Inc., 5.125%, 7/15/23	60,000	61,500
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	190,000	196,650
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(2)	40,000	40,088
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)	40,000	43,200
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)	100,000	102,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)	200,000	206,875
Sealed Air Corp., 5.125%, 12/1/24(2)	105,000	112,350
		1,239,624
Diversified Consumer Services†
CommonSpirit Health, 2.95%, 11/1/22	40,000	40,309
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., 2.75%, 3/15/23	30,000	30,605
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	90,000	90,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	80,000	81,100
MDC GMTN B.V., 3.25%, 4/28/22(2)	57,000	58,154
Voya Financial, Inc., 5.70%, 7/15/43	50,000	61,940
Voya Financial, Inc., VRN, 5.65%, 5/15/53	75,000	79,228
		401,027

	Shares/ Principal Amount	Value
Diversified Telecommunication Services — 0.3%
Altice France SA, 7.375%, 5/1/26(2)	$140,000	$148,428
AT&T, Inc., 3.40%, 5/15/25	70,000	72,059
AT&T, Inc., 2.95%, 7/15/26	80,000	80,394
AT&T, Inc., 3.80%, 2/15/27	60,000	62,649
AT&T, Inc., 4.10%, 2/15/28	30,000	31,907
AT&T, Inc., 5.15%, 11/15/46	91,000	100,891
CenturyLink, Inc., 5.625%, 4/1/20	170,000	172,868
CenturyLink, Inc., 5.80%, 3/15/22	90,000	94,050
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)	30,000	25,800
Frontier Communications Corp., 7.125%, 1/15/23	145,000	86,275
Frontier Communications Corp., 6.875%, 1/15/25	140,000	77,700
Frontier Communications Corp., 11.00%, 9/15/25	10,000	5,850
Hughes Satellite Systems Corp., 5.25%, 8/1/26	100,000	106,325
Inmarsat Finance plc, 4.875%, 5/15/22(2)	50,000	50,651
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)	180,000	187,200
Level 3 Financing, Inc., 5.375%, 8/15/22	160,000	161,200
Level 3 Financing, Inc., 5.375%, 5/1/25	55,000	56,788
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)	86,000	89,812
Orange SA, 4.125%, 9/14/21	70,000	72,528
Sprint Capital Corp., 8.75%, 3/15/32	100,000	124,625
Telecom Italia Capital SA, 6.375%, 11/15/33	200,000	211,040
Telefonica Emisiones SA, 5.46%, 2/16/21	10,000	10,440
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)	115,000	110,275
Verizon Communications, Inc., 2.625%, 8/15/26	50,000	49,902
Verizon Communications, Inc., 4.75%, 11/1/41	40,000	45,974
Verizon Communications, Inc., 5.01%, 8/21/54	30,000	35,573
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	140,000	144,900
		2,416,104
Electric Utilities — 0.1%
Duke Energy Florida LLC, 6.35%, 9/15/37	51,000	71,370
Duke Energy Florida LLC, 3.85%, 11/15/42	40,000	42,216
Duke Energy Progress LLC, 4.15%, 12/1/44	40,000	44,144
Exelon Corp., 4.45%, 4/15/46	20,000	21,962
FirstEnergy Corp., 4.25%, 3/15/23	70,000	73,870
FirstEnergy Corp., 4.85%, 7/15/47	20,000	23,024
Georgia Power Co., 4.30%, 3/15/42	30,000	32,174
Greenko Investment Co., 4.875%, 8/16/23(2)	57,000	56,359
Pampa Energia SA, 7.50%, 1/24/27	114,000	105,592
Progress Energy, Inc., 3.15%, 4/1/22	40,000	40,663
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	20,000	19,917
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	31,125
		562,416
Energy Equipment and Services — 0.1%
Halliburton Co., 4.85%, 11/15/35	40,000	44,029
Nabors Industries, Inc., 4.625%, 9/15/21	70,000	68,950
Precision Drilling Corp., 5.25%, 11/15/24	105,000	96,075

		Shares/ Principal Amount	Value
Transocean, Inc., 9.00%, 7/15/23(2)		$200,000	$211,192
Valaris plc, 8.00%, 1/31/24		96,000	81,600
Valaris plc, 5.20%, 3/15/25		80,000	57,600
			559,446
Entertainment — 0.1%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		100,000	94,843
Cinemark USA, Inc., 5.125%, 12/15/22		55,000	56,021
Viacom, Inc., 4.375%, 3/15/43		20,000	19,802
VTR Finance BV, 6.875%, 1/15/24		129,000	133,676
Walt Disney Co. (The), 4.75%, 9/15/44(2)		30,000	37,029
Ziggo Bond Co. BV, 5.875%, 1/15/25(2)		85,000	87,444
Ziggo BV, 5.50%, 1/15/27(2)		150,000	153,937
			582,752
Equity Real Estate Investment Trusts (REITs) — 0.2%
Boston Properties LP, 3.65%, 2/1/26		70,000	73,373
Equinix, Inc., 5.375%, 5/15/27		90,000	96,835
Essex Portfolio LP, 3.625%, 8/15/22		70,000	72,056
Essex Portfolio LP, 3.25%, 5/1/23		20,000	20,387
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		70,000	75,729
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		100,000	109,062
Hospitality Properties Trust, 4.65%, 3/15/24		80,000	82,439
Iron Mountain, Inc., 5.75%, 8/15/24		125,000	126,212
Iron Mountain, Inc., 4.875%, 9/15/27(2)		100,000	99,750
Kilroy Realty LP, 3.80%, 1/15/23		60,000	62,309
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		90,000	96,413
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		75,000	75,263
SBA Communications Corp., 4.875%, 7/15/22		125,000	126,565
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)		60,000	57,150
			1,173,543
Food and Staples Retailing — 0.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24		150,000	157,125
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)		229,000	228,206
Kroger Co. (The), 3.30%, 1/15/21		110,000	111,368
Kroger Co. (The), 3.875%, 10/15/46		30,000	26,978
Tesco plc, MTN, 5.50%, 12/13/19	GBP	60,000	74,086
Walmart, Inc., 2.55%, 4/11/23		$4,000	4,052
Walmart, Inc., 4.05%, 6/29/48		110,000	126,701
			728,516
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		80,000	79,900
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(2)		60,000	61,800
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		80,000	82,900
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)		90,000	94,500

	Shares/ Principal Amount	Value
MHP SE, 7.75%, 5/10/24(2)	$71,000	$76,002
Minerva Luxembourg SA, 6.50%, 9/20/26	183,000	187,118
Minerva Luxembourg SA, 5.875%, 1/19/28(2)	40,000	39,500
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)	280,000	289,800
Post Holdings, Inc., 5.00%, 8/15/26(2)	200,000	205,000
		1,116,520
Gas Utilities — 0.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	50,000	50,154
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	22,000	22,592
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	90,000	99,234
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	190,000	207,556
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	143,000	149,230
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	40,000	40,902
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	91,942
Enterprise Products Operating LLC, 5.20%, 9/1/20	35,000	36,022
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	143,543
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	45,000	45,951
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	200,000	197,500
NuStar Logistics LP, 4.75%, 2/1/22	40,000	40,900
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	114,000	123,603
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	90,000	92,022
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	120,000	133,531
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	112,052
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	150,000	150,705
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	94,000	97,309
		1,834,748
Health Care Equipment and Supplies†
Medtronic, Inc., 3.50%, 3/15/25	58,000	61,581
Medtronic, Inc., 4.375%, 3/15/35	36,000	42,085
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	50,000	49,000
		152,666
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	25,094
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	70,900
Aetna, Inc., 2.75%, 11/15/22	60,000	60,162
Anthem, Inc., 4.65%, 1/15/43	40,000	43,306
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	41,400
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	100,000	96,125
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(2)	55,000	42,075

	Shares/ Principal Amount	Value
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(2)	$150,000	$126,000
CVS Health Corp., 3.50%, 7/20/22	50,000	51,333
CVS Health Corp., 4.30%, 3/25/28	120,000	127,479
CVS Health Corp., 4.78%, 3/25/38	40,000	42,435
CVS Health Corp., 5.05%, 3/25/48	60,000	65,313
DaVita, Inc., 5.125%, 7/15/24	107,000	107,669
DaVita, Inc., 5.00%, 5/1/25	155,000	152,484
Encompass Health Corp., 5.75%, 11/1/24	50,000	50,751
Envision Healthcare Corp., 8.75%, 10/15/26(2)	200,000	139,500
HCA, Inc., 7.50%, 2/15/22	215,000	238,586
HCA, Inc., 5.00%, 3/15/24	110,000	119,510
HCA, Inc., 5.375%, 2/1/25	220,000	238,471
HCA, Inc., 4.50%, 2/15/27	70,000	74,492
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	95,000	98,681
Northwell Healthcare, Inc., 4.26%, 11/1/47	30,000	32,276
Team Health Holdings, Inc., 6.375%, 2/1/25(2)	45,000	36,900
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	51,063
Tenet Healthcare Corp., 8.125%, 4/1/22	230,000	246,387
Tenet Healthcare Corp., 6.75%, 6/15/23	50,000	51,625
Tenet Healthcare Corp., 5.125%, 5/1/25	150,000	149,844
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	81,094
UnitedHealth Group, Inc., 3.75%, 7/15/25	80,000	85,491
UnitedHealth Group, Inc., 4.75%, 7/15/45	50,000	58,770
		2,805,216
Hotels, Restaurants and Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	130,000	132,925
Boyd Gaming Corp., 6.875%, 5/15/23	91,000	94,413
Boyd Gaming Corp., 6.375%, 4/1/26	75,000	79,406
Eldorado Resorts, Inc., 7.00%, 8/1/23	160,000	167,600
Golden Nugget, Inc., 6.75%, 10/15/24(2)	140,000	144,463
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	150,000	152,280
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	90,000	92,475
International Game Technology plc, 6.25%, 2/15/22(2)	170,000	179,775
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	85,000	87,084
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	45,000	46,832
McDonald's Corp., MTN, 3.375%, 5/26/25	30,000	31,352
McDonald's Corp., MTN, 4.70%, 12/9/35	20,000	23,160
McDonald's Corp., MTN, 4.45%, 3/1/47	70,000	77,154
MGM Resorts International, 6.00%, 3/15/23	135,000	146,812
MGM Resorts International, 4.625%, 9/1/26	50,000	51,500
Penn National Gaming, Inc., 5.625%, 1/15/27(2)	175,000	178,150
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	50,000	50,875

		Shares/ Principal Amount	Value
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		$30,000	$32,521
Scientific Games International, Inc., 6.25%, 9/1/20		70,000	70,438
Scientific Games International, Inc., 10.00%, 12/1/22		57,000	59,637
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)		235,000	247,044
Yum! Brands, Inc., 3.75%, 11/1/21		50,000	50,625
			2,196,521
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23		5,000	4,950
Beazer Homes USA, Inc., 5.875%, 10/15/27		90,000	82,800
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)		50,000	50,631
Meritage Homes Corp., 5.125%, 6/6/27		190,000	197,600
PulteGroup, Inc., 5.50%, 3/1/26		100,000	108,125
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)		60,000	62,028
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)		225,000	235,687
Toll Brothers Finance Corp., 4.35%, 2/15/28		50,000	50,725
William Lyon Homes, Inc., 5.875%, 1/31/25		115,000	115,575
			908,121
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)		65,000	66,158
Spectrum Brands, Inc., 5.75%, 7/15/25		40,000	41,638
			107,796
Independent Power and Renewable Electricity Producers†
Calpine Corp., 5.375%, 1/15/23		160,000	161,600
NRG Energy, Inc., 7.25%, 5/15/26		75,000	81,253
			242,853
Insurance — 0.2%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	100,000	128,288
American International Group, Inc., 4.125%, 2/15/24		$110,000	117,052
American International Group, Inc., 4.50%, 7/16/44		40,000	42,886
Assicurazioni Generali SpA, MTN, VRN, 4.60%, 11/21/25	EUR	100,000	118,025
AXA SA, 7.125%, 12/15/20	GBP	20,000	26,272
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$78,000	79,886
Chubb INA Holdings, Inc., 3.15%, 3/15/25		70,000	72,802
Chubb INA Holdings, Inc., 3.35%, 5/3/26		30,000	31,593
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	100,000	124,119
Fiore Capital LLC, VRDN, 2.35%, 8/7/19 (LOC: Wells Fargo Bank N.A.)		$450,000	450,000
Genworth Holdings, Inc., 7.625%, 9/24/21		35,000	36,400
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		20,000	25,358
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24	EUR	100,000	117,113
Markel Corp., 4.90%, 7/1/22		$70,000	74,306
MetLife, Inc., 4.125%, 8/13/42		30,000	32,603
MetLife, Inc., 4.875%, 11/13/43		30,000	36,089
Principal Financial Group, Inc., 3.30%, 9/15/22		30,000	30,516

	Shares/ Principal Amount	Value
Prudential Financial, Inc., 3.94%, 12/7/49	$90,000	$95,540
WR Berkley Corp., 4.625%, 3/15/22	40,000	42,173
		1,681,021
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	175,000	161,000
Tencent Holdings Ltd., 3.80%, 2/11/25(2)	86,000	90,005
		251,005
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23	200,000	201,419
JD.com, Inc., 3.875%, 4/29/26	143,000	142,716
		344,135
IT Services†
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	97,569
Fidelity National Information Services, Inc., 3.00%, 8/15/26	100,000	101,532
First Data Corp., 5.75%, 1/15/24(2)	120,000	123,645
		322,746
Life Sciences Tools and Services†
IQVIA, Inc., 4.875%, 5/15/23(2)	150,000	153,600
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	66,358
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	27,000	27,647
		247,605
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	150,000	148,140
Media — 0.5%
Altice Financing SA, 6.625%, 2/15/23(2)	260,000	268,775
AMC Networks, Inc., 4.75%, 8/1/25	190,000	194,037
Cablevision Systems Corp., 5.875%, 9/15/22	125,000	133,125
CBS Corp., 4.85%, 7/1/42	30,000	32,400
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	172,231
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	150,000	158,394
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	60,000	62,025
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	170,000	183,500
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	50,000	58,885
Comcast Corp., 6.40%, 5/15/38	100,000	136,842
Comcast Corp., 4.75%, 3/1/44	30,000	34,981
CSC Holdings LLC, 5.375%, 7/15/23(2)	100,000	102,810
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	106,500
CSC Holdings LLC, 5.50%, 5/15/26(2)	50,000	52,375
Digicel Ltd., 6.00%, 4/15/21	86,000	59,555
DISH DBS Corp., 6.75%, 6/1/21	100,000	104,345
DISH DBS Corp., 5.00%, 3/15/23	130,000	125,937
DISH DBS Corp., 5.875%, 11/15/24	175,000	162,859
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	102,875

	Shares/ Principal Amount	Value
Gray Television, Inc., 5.875%, 7/15/26(2)	$175,000	$182,000
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	6,000	6,178
Lamar Media Corp., 5.00%, 5/1/23	90,000	91,885
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,013
Myriad International Holdings BV, 6.00%, 7/18/20	86,000	88,498
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)	140,000	145,775
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	120,000	123,714
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	95,000	96,900
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	55,000	57,269
TEGNA, Inc., 5.50%, 9/15/24(2)	130,000	134,712
Univision Communications, Inc., 5.125%, 2/15/25(2)	170,000	165,750
Videotron Ltd., 5.00%, 7/15/22	75,000	78,634
		3,454,779
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	75,000	78,938
Allegheny Technologies, Inc., 5.95%, 1/15/21	205,000	210,894
ArcelorMittal, 5.50%, 3/1/21	70,000	72,767
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	220,000	223,960
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	90,000	90,787
First Quantum Minerals Ltd., 7.25%, 4/1/23	50,000	49,688
First Quantum Minerals Ltd., 6.50%, 3/1/24(2)	140,000	135,208
Freeport-McMoRan, Inc., 3.55%, 3/1/22	130,000	130,659
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	208,550
Nexa Resources SA, 5.375%, 5/4/27	128,000	135,201
Novelis Corp., 5.875%, 9/30/26(2)	190,000	197,362
Steel Dynamics, Inc., 5.25%, 4/15/23	115,000	116,903
Teck Resources Ltd., 6.25%, 7/15/41	40,000	45,264
Vedanta Resources Ltd., 6.125%, 8/9/24(2)	121,000	114,035
		1,810,216
Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(2)	114,000	122,677
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)	86,000	88,577
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	79,875
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	50,000	52,462
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	40,000	41,448
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	42,293
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	34,672
Exelon Generation Co. LLC, 4.25%, 6/15/22	40,000	41,759
Exelon Generation Co. LLC, 5.60%, 6/15/42	30,000	34,350
Florida Power & Light Co., 3.95%, 3/1/48	30,000	33,200
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)	57,000	64,736
Listrindo Capital BV, 4.95%, 9/14/26	57,000	57,242
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	69,251
NiSource, Inc., 5.65%, 2/1/45	40,000	49,683
Sempra Energy, 2.875%, 10/1/22	70,000	70,659
Sempra Energy, 3.25%, 6/15/27	50,000	50,263

	Shares/ Principal Amount	Value
Sempra Energy, 4.00%, 2/1/48	$30,000	$30,294
Southwestern Public Service Co., 3.70%, 8/15/47	20,000	20,623
Talen Energy Supply LLC, 6.50%, 6/1/25	95,000	76,950
		1,061,014
Oil, Gas and Consumable Fuels — 0.7%
Antero Resources Corp., 5.125%, 12/1/22	145,000	139,200
Antero Resources Corp., 5.625%, 6/1/23	35,000	33,338
Antero Resources Corp., 5.00%, 3/1/25	20,000	17,996
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	70,000	69,825
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	69,090
Chesapeake Energy Corp., 8.00%, 1/15/25	150,000	129,000
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	143,000	144,296
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	50,000	53,346
CNX Resources Corp., 5.875%, 4/15/22	147,000	141,855
Denbury Resources, Inc., 9.00%, 5/15/21(2)	50,000	47,375
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	29,250
Diamondback Energy, Inc., 4.75%, 11/1/24	105,000	108,250
Ecopetrol SA, 5.875%, 5/28/45	185,000	208,477
Enbridge, Inc., 4.00%, 10/1/23	40,000	42,040
Encana Corp., 6.50%, 2/1/38	30,000	36,185
Energy Transfer Operating LP, 4.15%, 10/1/20	70,000	71,056
Energy Transfer Operating LP, 3.60%, 2/1/23	12,000	12,302
Energy Transfer Operating LP, 6.50%, 2/1/42	40,000	47,425
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	79,000	85,778
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	79,000	101,556
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(2)	120,000	114,450
Gulfport Energy Corp., 6.00%, 10/15/24	75,000	58,118
Gulfport Energy Corp., 6.375%, 5/15/25	95,000	73,150
Hess Corp., 6.00%, 1/15/40	40,000	43,527
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	40,000	39,100
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	111,586
Laredo Petroleum, Inc., 6.25%, 3/15/23	70,000	63,175
MEG Energy Corp., 7.00%, 3/31/24(2)	100,000	95,978
MEG Energy Corp., 6.50%, 1/15/25(2)	75,000	75,094
MPLX LP, 4.875%, 6/1/25	140,000	152,415
MPLX LP, 4.50%, 4/15/38	20,000	20,272
MPLX LP, 5.20%, 3/1/47	10,000	10,730
Murphy Oil Corp., 4.20%, 12/1/22	90,000	91,775
Newfield Exploration Co., 5.75%, 1/30/22	85,000	90,801
Newfield Exploration Co., 5.375%, 1/1/26	50,000	54,758
Noble Energy, Inc., 4.15%, 12/15/21	60,000	61,878
Oasis Petroleum, Inc., 6.875%, 3/15/22	175,000	175,061
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)	160,000	162,810
Petrobras Global Finance BV, 5.75%, 2/1/29	220,000	237,160
Petrobras Global Finance BV, 7.25%, 3/17/44	100,000	117,400

	Shares/ Principal Amount	Value
Petroleos Mexicanos, 6.00%, 3/5/20	$52,000	$52,771
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	20,250
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	28,770
Petroleos Mexicanos, 6.50%, 3/13/27	80,000	79,536
Petroleos Mexicanos, 5.50%, 6/27/44	60,000	49,050
QEP Resources, Inc., 5.375%, 10/1/22	150,000	139,687
Range Resources Corp., 5.00%, 8/15/22	155,000	143,328
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	19,015	19,364
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(2)	257,000	258,786
Reliance Industries Ltd., 4.125%, 1/28/25	185,000	193,805
Shell International Finance BV, 3.625%, 8/21/42	55,000	56,774
SM Energy Co., 5.00%, 1/15/24	70,000	64,575
Southwestern Energy Co., 6.20%, 1/23/25	150,000	130,125
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	110,000	112,750
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	135,000	137,363
Tullow Oil plc, 7.00%, 3/1/25(2)	150,000	151,312
Whiting Petroleum Corp., 5.75%, 3/15/21	140,000	140,700
Williams Cos., Inc. (The), 4.55%, 6/24/24	130,000	139,529
Williams Cos., Inc. (The), 5.10%, 9/15/45	50,000	54,524
WPX Energy, Inc., 6.00%, 1/15/22	100,000	104,125
WPX Energy, Inc., 8.25%, 8/1/23	65,000	73,450
		5,587,452
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23	45,000	45,518
Pharmaceuticals — 0.1%
Allergan Finance LLC, 3.25%, 10/1/22	88,000	89,259
Allergan Funding SCS, 3.85%, 6/15/24	100,000	104,162
Allergan Funding SCS, 4.55%, 3/15/35	40,000	41,423
Bausch Health Cos., Inc., 5.50%, 3/1/23(2)	62,000	62,582
Bausch Health Cos., Inc., 7.00%, 3/15/24(2)	50,000	52,875
Bausch Health Cos., Inc., 6.125%, 4/15/25(2)	120,000	123,114
Horizon Pharma USA, Inc., 6.625%, 5/1/23	35,000	36,179
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	150,000	149,752
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	150,000	117,358
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	150,000	134,812
		911,516
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	103,979
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	30,000	36,042
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	13,689
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	88,775
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)	90,000	95,228
Rumo Luxembourg Sarl, 7.375%, 2/9/24	100,000	108,490

	Shares/ Principal Amount	Value
Union Pacific Corp., 4.75%, 9/15/41	$80,000	$90,945
		537,148
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.00%, 7/1/24	45,000	46,969
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	75,000	77,278
		124,247
Software — 0.1%
Infor US, Inc., 6.50%, 5/15/22	263,000	268,589
Microsoft Corp., 2.70%, 2/12/25	100,000	102,434
Microsoft Corp., 3.45%, 8/8/36	20,000	21,283
Microsoft Corp., 4.25%, 2/6/47	130,000	153,447
Oracle Corp., 3.625%, 7/15/23	90,000	94,780
Oracle Corp., 2.65%, 7/15/26	50,000	50,249
		690,782
Specialty Retail — 0.2%
Hertz Corp. (The), 7.375%, 1/15/21	90,000	90,099
Hertz Corp. (The), 6.25%, 10/15/22	65,000	65,981
Home Depot, Inc. (The), 3.75%, 2/15/24	130,000	138,456
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	95,801
L Brands, Inc., 5.625%, 2/15/22	140,000	147,595
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	75,375
PetSmart, Inc., 5.875%, 6/1/25(2)	60,000	59,616
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	75,000	76,547
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	50,615
United Rentals North America, Inc., 4.625%, 7/15/23	110,000	112,857
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	208,500
United Rentals North America, Inc., 5.50%, 5/15/27	50,000	52,360
		1,173,802
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 2.45%, 8/4/26	50,000	49,969
Apple, Inc., 3.20%, 5/11/27	70,000	72,984
Apple, Inc., 2.90%, 9/12/27	20,000	20,483
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	195,000	206,215
EMC Corp., 2.65%, 6/1/20	50,000	49,747
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	80,000	80,960
NCR Corp., 5.00%, 7/15/22	100,000	100,845
Western Digital Corp., 4.75%, 2/15/26	80,000	79,300
		660,503
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	90,000	93,844
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(2)	100,000	99,375
International Lease Finance Corp., 5.875%, 8/15/22	100,000	108,972
		208,347
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(2)	130,000	136,506
GTH Finance BV, 7.25%, 4/26/23(2)	87,000	96,645

	Shares/ Principal Amount	Value
Millicom International Cellular SA, 5.125%, 1/15/28(2)	$143,000	$147,111
Sprint Corp., 7.25%, 9/15/21	80,000	86,100
Sprint Corp., 7.875%, 9/15/23	70,000	77,963
Sprint Corp., 7.125%, 6/15/24	315,000	344,531
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	135,038
T-Mobile USA, Inc., 6.50%, 1/15/26	100,000	106,720
		1,130,614
TOTAL CORPORATE BONDS (Cost $48,747,494)		49,524,905
U.S. TREASURY SECURITIES — 5.0%
U.S. Treasury Bonds, 4.50%, 2/15/36	900,000	1,186,805
U.S. Treasury Bonds, 3.50%, 2/15/39	150,000	178,084
U.S. Treasury Bonds, 3.00%, 5/15/42	250,000	273,745
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	49,229
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	1,460,000	1,627,957
U.S. Treasury Bonds, 3.00%, 11/15/44	100,000	109,158
U.S. Treasury Bonds, 3.00%, 5/15/45	100,000	109,271
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	54,684
U.S. Treasury Bonds, 2.50%, 5/15/46	750,000	745,620
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(4)	2,513,410	2,798,908
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,483,822	1,649,835
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	253,978	293,378
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,564,499	3,086,697
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	426,546	550,500
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	748,011	759,162
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	345,300	338,728
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,263,655	1,449,938
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,326,774	1,328,128
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	424,356	437,467
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	823,163	836,155
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	1,293,336	1,324,753
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	3,685,911	3,666,832
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	354,977	374,283
U.S. Treasury Notes, 1.75%, 9/30/19	850,000	849,441
U.S. Treasury Notes, 1.50%, 11/30/19	1,350,000	1,347,100
U.S. Treasury Notes, 1.375%, 1/15/20(4)	300,000	299,004
U.S. Treasury Notes, 1.375%, 2/29/20	850,000	846,265
U.S. Treasury Notes, 1.50%, 5/31/20	200,000	199,039
U.S. Treasury Notes, 2.50%, 2/28/21	5,250,000	5,295,937
U.S. Treasury Notes, 2.375%, 3/15/21	5,200,000	5,236,664
U.S. Treasury Notes, 1.125%, 8/31/21	80,000	78,775
U.S. Treasury Notes, 2.00%, 12/31/21(4)	200,000	200,723
U.S. Treasury Notes, 1.875%, 4/30/22	1,000,000	1,000,918
U.S. Treasury Notes, 2.25%, 8/15/27(4)	200,000	204,395

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.75%, 2/15/28	$200,000	$212,168
TOTAL U.S. TREASURY SECURITIES (Cost $37,556,258)		38,999,746
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, VRN, 4.75%, (1-year H15T1Y plus 2.25%), 9/1/35	74,803	78,934
FHLMC, VRN, 4.74%, (12-month LIBOR plus 1.87%), 7/1/36	21,475	22,605
FHLMC, VRN, 4.46%, (1-year H15T1Y plus 2.14%), 10/1/36	32,554	34,237
FHLMC, VRN, 4.80%, (1-year H15T1Y plus 2.25%), 4/1/37	38,017	40,074
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.78%), 9/1/40	21,048	21,958
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	8,659	9,076
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	29,463	30,325
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.87%), 7/1/41	28,469	29,756
FHLMC, VRN, 4.72%, (12-month LIBOR plus 1.64%), 2/1/43	12,953	13,393
FHLMC, VRN, 4.44%, (12-month LIBOR plus 1.65%), 6/1/43	9,538	9,908
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	191	197
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	295,457	296,153
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	238,100	242,036
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	27,252	28,266
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	90,463	93,825
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	42,567	44,096
FNMA, VRN, 4.20%, (6-month LIBOR plus 1.57%), 6/1/35	50,052	51,889
FNMA, VRN, 4.34%, (6-month LIBOR plus 1.54%), 9/1/35	10,498	10,869
FNMA, VRN, 4.56%, (1-year H15T1Y plus 2.16%), 3/1/38	37,838	39,802
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	7,177	7,599
FNMA, VRN, 4.71%, (12-month LIBOR plus 1.80%), 3/1/40	16,130	17,017
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40	28,052	29,240
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.76%), 10/1/40	33,761	35,124
FNMA, VRN, 3.33%, (12-month LIBOR plus 1.82%), 9/1/41	39,985	41,053
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	180,704	184,227
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	102,877	104,885
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	93,383	95,250
FNMA, VRN, 2.95%, (12-month LIBOR plus 1.62%), 5/1/47	118,759	120,888
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	122,303	124,813
		1,857,495
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.9%
FHLMC, 7.00%, 8/1/29	528	572
FHLMC, 8.00%, 7/1/30	4,133	4,902
FHLMC, 5.50%, 12/1/33	29,519	32,763
FHLMC, 6.00%, 11/1/38	120,548	137,063
FHLMC, 3.50%, 4/1/49	1,834,362	1,891,057
FNMA, 4.50%, TBA	2,223,000	2,330,125
FNMA, 5.00%, 9/1/20	3,360	3,451
FNMA, 7.00%, 6/1/26	211	231
FNMA, 7.00%, 1/1/29	3,357	3,563
FNMA, 6.50%, 4/1/29	4,964	5,509
FNMA, 6.50%, 8/1/29	2,868	3,205

	Shares/ Principal Amount	Value
FNMA, 6.50%, 12/1/29	$7,988	$8,864
FNMA, 7.00%, 3/1/30	1,753	1,903
FNMA, 7.50%, 9/1/30	1,093	1,298
FNMA, 5.00%, 7/1/31	3,621	3,845
FNMA, 7.00%, 9/1/31	4,271	4,472
FNMA, 6.50%, 1/1/32	1,746	1,938
FNMA, 6.50%, 8/1/32	3,130	3,587
FNMA, 6.50%, 11/1/32	32,608	37,152
FNMA, 5.50%, 6/1/33	10,973	12,176
FNMA, 5.50%, 8/1/33	17,158	19,141
FNMA, 5.00%, 11/1/33	127,638	139,220
FNMA, 3.50%, 3/1/34	98,040	101,843
FNMA, 4.50%, 9/1/35	68,037	73,265
FNMA, 5.00%, 2/1/36	94,513	103,775
FNMA, 5.50%, 1/1/37	63,963	71,640
FNMA, 6.50%, 8/1/37	16,180	17,820
FNMA, 5.00%, 4/1/40	244,179	266,614
FNMA, 4.00%, 1/1/41	818,718	872,346
FNMA, 4.50%, 7/1/41	366,908	395,794
FNMA, 4.50%, 9/1/41	31,889	34,413
FNMA, 4.00%, 12/1/41	247,579	263,975
FNMA, 3.50%, 5/1/42	197,307	205,614
FNMA, 3.50%, 6/1/42	116,115	121,011
FNMA, 3.00%, 11/1/42	399,978	407,792
FNMA, 3.50%, 5/1/45	538,784	558,162
FNMA, 3.50%, 2/1/46	1,036,924	1,073,119
FNMA, 3.00%, 11/1/46	478,378	485,724
FNMA, 6.50%, 8/1/47	5,738	6,143
FNMA, 6.50%, 9/1/47	11,617	12,394
FNMA, 6.50%, 9/1/47	558	597
FNMA, 6.50%, 9/1/47	6,107	6,519
FNMA, 3.00%, 4/1/48	466,708	474,095
FNMA, 4.00%, 6/1/48	2,215,006	2,301,238
GNMA, 3.00%, TBA	700,000	715,053
GNMA, 7.50%, 10/15/25	906	918
GNMA, 6.00%, 3/15/26	2,791	3,063
GNMA, 7.00%, 12/15/27	2,628	2,638
GNMA, 6.50%, 2/15/28	142	156
GNMA, 7.00%, 5/15/31	9,062	10,431
GNMA, 5.50%, 11/15/32	17,645	19,571
GNMA, 6.50%, 10/15/38	243,801	283,078
GNMA, 4.50%, 5/20/41	215,563	230,974
GNMA, 4.50%, 6/15/41	272,640	294,459
GNMA, 3.50%, 4/20/45	67,646	70,395
GNMA, 2.50%, 7/20/46	111,854	111,989
GNMA, 2.50%, 8/20/46	241,278	241,569

		Shares/ Principal Amount	Value
GNMA, 2.50%, 2/20/47		$33,577	$33,617
			14,517,841
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $16,076,260)			16,375,336
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.4%
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	305,000	227,159
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	84,230
			311,389
Austria†
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	69,000	86,869
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	41,000	49,310
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	29,000	54,056
			190,235
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	27,000	52,739
Canada — 0.1%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	179,000	140,318
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	160,115
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	170,153
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	120,628
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	18,445
			609,659
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	103,551
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	29,174
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	39,532
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	17,888
			57,420
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	58,000	81,952
France — 0.1%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	153,000	190,795
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	100,000	173,308
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	132,000	239,541
			603,644
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	185,000	219,037
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(5)	EUR	365,000	423,341
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	248,000	293,206
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	34,000	56,000
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	24,000	53,734
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	56,000	99,649
			1,144,967

		Shares/ Principal Amount	Value
Indonesia†
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	2,000,000,000	$152,615
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	96,543
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	39,947
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	261,451
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	199,000	310,381
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(2)	EUR	130,000	170,743
			782,522
Japan — 0.4%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	60,800,000	781,384
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,700,000	377,335
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	21,750,000	255,831
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	131,900,000	1,426,041
			2,840,591
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	61,927
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	2,290,000	117,155
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	208,350
			325,505
Netherlands†
Netherlands Government Bond, 0.00%, 1/15/22(2)(5)	EUR	65,000	73,332
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	100,000	118,921
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	27,000	51,016
			243,269
Norway — 0.2%
Norway Government Bond, 2.00%, 5/24/23(2)	NOK	85,000	9,867
Norway Government Bond, 1.75%, 2/17/27(2)	NOK	510,000	59,464
Norway Government Bond, 1.75%, 9/6/29(2)	NOK	14,000,000	1,638,965
			1,708,296
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	83,551
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	60,447
Republic of Poland Government International Bond, 5.125%, 4/21/21		$70,000	73,487
			133,934
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	1,400,000	21,957
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	68,333
South Africa†
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$110,000	111,513

		Shares/ Principal Amount	Value
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	$169,845
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	4,509
			174,354
Thailand†
Thailand Government Bond, 3.625%, 6/16/23	THB	1,150,000	40,055
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	117,144
			157,199
United Kingdom — 0.1%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	249,000	325,104
United Kingdom Gilt, 4.50%, 12/7/42	GBP	192,000	387,710
United Kingdom Gilt, 4.25%, 12/7/49	GBP	65,000	137,794
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,000	4,545
			855,153
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	31,133
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $10,378,857)			11,033,125
AFFILIATED FUNDS(6) — 1.3%
American Century Diversified Corporate Bond ETF		145,739	7,408,642
American Century STOXX U.S. Quality Value ETF		73,730	2,958,896
TOTAL AFFILIATED FUNDS (Cost $10,181,388)			10,367,538
ASSET-BACKED SECURITIES — 1.2%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)		$104,044	104,277
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)		11,796	11,792
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)		72,840	72,451
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.01%, (1-month LIBOR plus 0.70%), 3/17/37(2)		334,925	331,205
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.26%, (1-month LIBOR plus 0.95%), 3/17/37(2)		1,325,000	1,313,168
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.61%, (1-month LIBOR plus 1.28%), 6/17/37(2)		350,000	349,634
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.46%, (1-month LIBOR plus 1.15%), 7/17/37(2)		700,000	700,023
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.56%, (1-month LIBOR plus 1.25%), 1/17/38(2)		1,100,000	1,100,144
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)		49,799	49,605
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)		39,627	39,502
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)		43,105	42,658
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)		133,838	133,481
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(2)		802,362	820,825
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(2)		100,000	101,180

	Shares/ Principal Amount	Value
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(2)	$850,000	$876,807
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	55,057	55,514
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	47,547	47,477
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	19,657	19,553
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(2)	361,971	366,248
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(2)	259,733	264,001
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(2)	118,317	118,746
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(2)	350,657	351,617
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(2)	171,192	171,727
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	133,111	134,068
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	363,821	367,180
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	54,719	57,983
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	41,238	43,143
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	471,737	470,723
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	151,971	151,328
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	356,461	364,612
TOTAL ASSET-BACKED SECURITIES (Cost $8,943,281)		9,030,672
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	10,037	10,223
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.45%, 3/25/35	17,346	17,861
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.80%, 6/25/34	64,822	65,519
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.24%, 11/25/34	18,944	18,790
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.41%, 8/25/34	22,245	21,858
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.40%, 8/25/34	58,612	59,463
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.58%, 8/25/35	20,901	21,573
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.48%, 7/25/35	67,464	71,924
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(2)	162,900	166,137
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.49%, 10/25/34	43,440	43,612

	Shares/ Principal Amount	Value
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.80%, 8/25/35	$19,775	$20,490
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.09%, 6/25/34	23,618	23,617
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.61%, 5/25/34	45,851	47,318
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.97%, 1/25/35	42,866	42,823
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.50%, 9/25/35	59,612	61,394
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.56%, 9/25/35	20,270	20,787
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.42%, 7/25/35	17,640	17,894
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.38%, 7/25/35	13,793	13,900
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.67%, 4/25/35	35,216	36,119
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	51,891	51,817
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.73%, 11/21/34	92,893	96,973
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.40%, 11/25/35	43,935	44,463
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.46%, 2/25/35	29,001	29,511
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.46%, 2/25/35	11,600	11,776
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(2)	444,355	463,648
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.77%, (1-month LIBOR plus 1.50%), 6/25/57(2)	285,329	291,350
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(2)	164,570	167,710
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(2)	261,756	264,644
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(2)	169,741	172,279
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(2)	280,639	284,355
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	60,316	59,819
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.39%, 7/25/34	24,605	25,024
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.01%, (1-month LIBOR plus 0.74%), 9/25/44	48,640	48,727
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	26,718	27,367
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.45%, 3/25/35	96,054	95,596
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.27%, 8/25/35	50,329	51,417
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.91%, 9/25/34	33,524	34,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.97%, 12/25/34	33,793	34,845

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	$27,092	$27,008
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	45,704	47,151
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.96%, 6/25/35	98,421	99,766
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 5.00%, 6/25/35	12,570	13,091
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 5.00%, 3/25/35	26,989	27,870
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.10%, 4/25/35	19,335	19,757
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.10%, 5/25/35	54,326	56,521
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	40,127	40,326
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	274,205	275,219
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 5.04%, 7/25/36	41,295	42,128
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.76%, 9/25/36	39,845	40,680
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	17,191	17,385
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	6,283	6,409
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	25,706	26,180
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	7,309	7,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	41,536	40,334
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 4.79%, 12/28/37	23,140	22,994
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	21,443	22,808
		3,870,477
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.62%, (1-month LIBOR plus 1.35%), 3/25/29	65,667	66,000
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.47%, (1-month LIBOR plus 1.20%), 10/25/29	1,422,367	1,431,593
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.72%, (1-month LIBOR plus 0.45%), 7/25/30	82,879	82,806
FNMA, Series 2014-C02, Class 1M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	54,289	56,640
FNMA, Series 2014-C02, Class 2M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	225,697	234,733
FNMA, Series 2017-C01, Class 1M1, VRN, 3.57%, (1-month LIBOR plus 1.30%), 7/25/29	47,643	47,788
FNMA, Series 2017-C03, Class 1M2, VRN, 5.27%, (1-month LIBOR plus 3.00%), 10/25/29	75,000	78,477
FNMA, Series 2017-C06, Class 2M2, VRN, 5.07%, (1-month LIBOR plus 2.80%), 2/25/30	100,000	103,200

	Shares/ Principal Amount	Value
FNMA, Series 2017-C07, Class 1M2, VRN, 4.67%, (1-month LIBOR plus 2.40%), 5/28/30	$1,600,000	$1,624,634
		3,725,871
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,559,887)		7,596,348
COLLATERALIZED LOAN OBLIGATIONS — 0.9%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.50%, (3-month LIBOR plus 1.20%), 1/15/29(2)(7)	1,000,000	1,000,000
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.07%, (3-month LIBOR plus 1.55%), 5/15/30(2)	300,000	295,475
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.30%, (3-month LIBOR plus 1.02%), 4/20/31(2)	150,000	148,435
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.73%, (3-month LIBOR plus 1.45%), 4/20/31(2)	100,000	98,064
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.02%, (3-month LIBOR plus 1.50%), 5/15/31(2)	1,250,000	1,233,391
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, (3-month LIBOR plus 1.02%), 4/17/31(2)	125,000	123,752
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, (3-month LIBOR plus 1.40%), 4/17/31(2)	325,000	318,297
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.56%, (3-month LIBOR plus 0.98%), 4/24/31(2)	300,000	296,174
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.57%, (3-month LIBOR plus 0.97%), 4/18/31(2)	350,000	346,606
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.83%, (3-month LIBOR plus 1.55%), 4/20/30(2)	300,000	297,291
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.49%, (3-month LIBOR plus 1.30%), 10/20/32(2)(7)	750,000	750,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.40%, (3-month LIBOR plus 1.12%), 7/20/31(2)	150,000	149,688
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.37%, (3-month LIBOR plus 1.07%), 1/18/31(2)	100,000	99,359
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.43%, (3-month LIBOR plus 1.15%), 7/20/31(2)	200,000	198,945
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.88%, (3-month LIBOR plus 1.60%), 7/20/31(2)	200,000	197,770
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.25%, (3-month LIBOR plus 0.95%), 4/19/30(2)	150,000	149,340
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/19/30(2)	100,000	99,321
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.28%, (3-month LIBOR plus 0.98%), 4/15/31(2)	275,000	273,017
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/15/31(2)	300,000	295,681
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.05%, (3-month LIBOR plus 1.75%), 4/18/31(2)	25,000	24,909
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.28%, (3-month LIBOR plus 0.96%), 4/16/31(2)	225,000	222,033
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.00%, (3-month LIBOR plus 1.70%), 10/18/31(2)	400,000	397,426
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $7,060,312)		7,014,974

	Shares/ Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	$300,000	$314,081
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	825,000	919,972
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	250,000	269,525
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	225,000	240,664
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	200,000	212,512
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	275,000	286,492
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	200,000	212,584
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.03%, (1-month LIBOR plus 0.70%), 6/15/34(2)	400,000	400,368
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	200,000	208,964
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	400,000	406,716
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	100,000	101,976
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	102,334
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	225,000	227,535
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	250,000	260,382
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,003,409)		4,164,105
EXCHANGE-TRADED FUNDS — 0.5%
iShares MSCI EAFE Value ETF	32,589	1,523,210
iShares Russell 2000 Value ETF	460	55,641
iShares Russell Mid-Cap Value ETF	20,051	1,801,983
SPDR S&P Oil & Gas Exploration & Production ETF	13,592	340,208
SPDR S&P Regional Banking ETF	5,105	281,490
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,049,394)		4,002,532
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$100,000	144,379
Chicago Midway International Airport Rev., VRDN, 1.38%, 8/7/19 (LOC: Bank of Montreal)	410,000	410,000
Los Angeles Community College District GO, 6.68%, 8/1/36	50,000	73,110
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	21,099
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	14,215
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	40,000	63,046
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	46,012
New York City GO, 6.27%, 12/1/37	5,000	6,882
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	93,522
Pasadena Public Financing Authority Rev., VRDN, 2.36%, 8/7/19 (SBBPA: Bank of the West)	530,000	530,000

	Shares/ Principal Amount	Value
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	$35,000	$45,235
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	10,000	12,110
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 1.38%, 8/7/19 (SBBPA: Northern Trust Company)	500,000	500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	116,966
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	187,263
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	45,000	55,823
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	13,090
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,702
State of California GO, 6.65%, 3/1/22	20,000	21,890
State of California GO, 4.60%, 4/1/38	30,000	33,608
State of California GO, 7.55%, 4/1/39	20,000	32,114
State of California GO, 7.30%, 10/1/39	25,000	38,071
State of California GO, 7.60%, 11/1/40	40,000	65,629
State of Illinois GO, 5.10%, 6/1/33	45,000	46,506
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	50,000	65,963
State of Washington GO, 5.14%, 8/1/40	20,000	25,214
TOTAL MUNICIPAL SECURITIES (Cost $2,386,425)		2,669,449
COMMERCIAL PAPER(8) — 0.1%
Old Line Funding LLC, 2.42%, 1/16/20(2) (Cost $400,000)	400,000	399,993
WARRANTS†
Hotels, Restaurants and Leisure†
Minor International PCL(1) (Cost $—)	8,395	1,501
TEMPORARY CASH INVESTMENTS — 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $22,401,853)	22,401,853	22,401,853
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $641,333,112)		778,672,705
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,012,907)
TOTAL NET ASSETS — 100.0%		$776,659,798

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,110,067	USD	782,231	Bank of America N.A.	9/18/19	$(21,874)
AUD	1,231,011	USD	853,115	Bank of America N.A.	9/18/19	(9,916)
AUD	1,106,640	USD	775,367	Bank of America N.A.	9/18/19	(17,358)
USD	402,146	AUD	576,355	Bank of America N.A.	9/18/19	7,363
USD	774,373	AUD	1,102,860	Bank of America N.A.	9/18/19	18,953
BRL	4,567,166	USD	1,135,066	Goldman Sachs & Co.	9/18/19	57,473
CAD	1,242,876	USD	923,803	Morgan Stanley	9/18/19	18,772

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,910	USD	7,596	Morgan Stanley	9/30/19	$(79)
CAD	8,724	USD	6,624	Morgan Stanley	9/30/19	(6)
CAD	33,848	USD	25,750	Morgan Stanley	9/30/19	(75)
CAD	42,983	USD	32,727	Morgan Stanley	9/30/19	(122)
CAD	9,148	USD	6,980	Morgan Stanley	9/30/19	(41)
CAD	8,863	USD	6,763	Morgan Stanley	9/30/19	(40)
USD	778,817	CAD	1,025,694	Morgan Stanley	9/18/19	949
USD	786,573	CAD	1,027,917	Morgan Stanley	9/18/19	7,019
USD	307,947	CAD	406,216	Morgan Stanley	9/30/19	(186)
USD	240,538	CAD	317,296	Morgan Stanley	9/30/19	(145)
USD	7,899	CAD	10,308	Morgan Stanley	9/30/19	80
USD	8,859	CAD	11,575	Morgan Stanley	9/30/19	78
USD	5,899	CAD	7,708	Morgan Stanley	9/30/19	52
USD	6,580	CAD	8,640	Morgan Stanley	9/30/19	27
USD	10,482	CAD	13,781	Morgan Stanley	9/30/19	28
USD	19,246	CAD	25,349	Morgan Stanley	9/30/19	17
USD	8,109	CAD	10,654	Morgan Stanley	9/30/19	27
CHF	1,158,441	USD	1,173,759	UBS AG	9/18/19	(4,208)
CHF	758,097	USD	776,755	UBS AG	9/18/19	(11,387)
CHF	615,185	USD	616,282	UBS AG	9/18/19	4,803
CHF	22,307	USD	22,801	UBS AG	9/30/19	(254)
CHF	18,150	USD	18,616	UBS AG	9/30/19	(271)
USD	805,408	CHF	787,548	UBS AG	9/18/19	10,307
USD	658,755	CHF	641,706	UBS AG	9/30/19	10,146
USD	33,235	CHF	32,045	UBS AG	9/30/19	845
USD	46,293	CHF	44,775	UBS AG	9/30/19	1,036
USD	23,607	CHF	23,095	UBS AG	9/30/19	264
USD	8,827	CHF	8,628	UBS AG	9/30/19	107
USD	24,130	CHF	23,554	UBS AG	9/30/19	324
CLP	527,746,906	USD	771,447	Goldman Sachs & Co.	9/23/19	(21,606)
USD	776,342	CLP	527,795,868	Goldman Sachs & Co.	9/23/19	26,431
CNY	5,539,736	USD	805,897	Morgan Stanley	9/18/19	(3,839)
CNY	5,366,607	USD	780,711	Morgan Stanley	9/18/19	(3,719)
CNY	2,695,830	USD	392,406	Morgan Stanley	9/18/19	(2,097)
USD	386,310	CNY	2,660,906	Morgan Stanley	9/18/19	1,057
COP	2,557,437,588	USD	757,607	Goldman Sachs & Co.	9/18/19	19,614
USD	791,894	COP	2,557,437,588	Goldman Sachs & Co.	9/18/19	14,673
USD	772,918	COP	2,506,765,767	Goldman Sachs & Co.	9/18/19	11,096
CZK	17,810,788	USD	786,779	UBS AG	9/18/19	(19,201)
CZK	17,557,074	USD	783,938	UBS AG	9/18/19	(27,294)
USD	29,792	CZK	689,787	UBS AG	9/18/19	65
USD	779,763	CZK	17,560,967	UBS AG	9/18/19	22,951
USD	773,884	CZK	17,813,255	UBS AG	9/18/19	6,199
USD	68,174	DKK	452,912	Goldman Sachs & Co.	9/18/19	763
EUR	694,971	USD	782,345	JPMorgan Chase Bank N.A.	8/21/19	(11,848)
EUR	697,986	USD	788,366	JPMorgan Chase Bank N.A.	8/21/19	(14,526)
EUR	151,237	USD	170,793	Credit Suisse AG	9/30/19	(2,570)
EUR	155,502	USD	175,590	Credit Suisse AG	9/30/19	(2,625)
EUR	24,512	USD	27,761	Credit Suisse AG	9/30/19	(496)
EUR	39,182	USD	44,423	Credit Suisse AG	9/30/19	(840)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	76,678	USD	86,554	Credit Suisse AG	9/30/19	$(1,265)
EUR	106,693	USD	120,435	Credit Suisse AG	9/30/19	(1,760)
EUR	67,832	USD	75,873	Credit Suisse AG	9/30/19	(423)
USD	5,422,627	EUR	4,822,042	JPMorgan Chase Bank N.A.	8/21/19	76,548
USD	774,204	EUR	688,732	JPMorgan Chase Bank N.A.	8/21/19	10,623
USD	916,721	EUR	803,754	Credit Suisse AG	9/30/19	22,701
USD	1,633,890	EUR	1,432,546	Credit Suisse AG	9/30/19	40,461
USD	3,760,347	EUR	3,296,959	Credit Suisse AG	9/30/19	93,120
USD	40,001	EUR	34,951	Credit Suisse AG	9/30/19	1,125
USD	27,439	EUR	24,151	Credit Suisse AG	9/30/19	575
USD	28,797	EUR	25,323	Credit Suisse AG	9/30/19	631
USD	45,476	EUR	40,269	Credit Suisse AG	9/30/19	684
USD	40,667	EUR	36,027	Credit Suisse AG	9/30/19	594
USD	51,269	EUR	45,419	Credit Suisse AG	9/30/19	749
USD	27,955	EUR	24,782	Credit Suisse AG	9/30/19	390
USD	53,339	EUR	47,584	Credit Suisse AG	9/30/19	411
USD	32,275	EUR	28,837	Credit Suisse AG	9/30/19	199
USD	56,469	EUR	50,406	Credit Suisse AG	9/30/19	403
GBP	13,853	USD	17,375	JPMorgan Chase Bank N.A.	9/30/19	(479)
USD	1,532,084	GBP	1,209,033	Bank of America N.A.	9/18/19	58,376
USD	875,246	GBP	687,887	JPMorgan Chase Bank N.A.	9/30/19	36,267
USD	568,718	GBP	446,975	JPMorgan Chase Bank N.A.	9/30/19	23,566
USD	36,110	GBP	28,325	JPMorgan Chase Bank N.A.	9/30/19	1,563
USD	31,919	GBP	25,495	JPMorgan Chase Bank N.A.	9/30/19	824
USD	29,781	GBP	24,403	JPMorgan Chase Bank N.A.	9/30/19	18
USD	16,535	GBP	13,549	JPMorgan Chase Bank N.A.	9/30/19	10
HUF	216,061,854	USD	749,278	UBS AG	9/18/19	(13,834)
USD	1,544,329	HUF	447,324,128	UBS AG	9/18/19	21,701
USD	774,608	HUF	219,089,347	UBS AG	9/18/19	28,859
USD	144,101	IDR	2,126,935,568	Goldman Sachs & Co.	9/18/19	(5,772)
ILS	2,783,258	USD	783,487	UBS AG	9/18/19	11,363
ILS	2,774,587	USD	796,849	UBS AG	9/18/19	(4,476)
ILS	2,752,657	USD	791,494	UBS AG	9/18/19	(5,384)
USD	1,544,188	ILS	5,561,237	UBS AG	9/18/19	(44,003)
USD	779,433	ILS	2,747,658	UBS AG	9/18/19	(5,249)
USD	781,065	ILS	2,728,493	UBS AG	9/18/19	1,855
JPY	2,472,273	USD	23,064	Bank of America N.A.	9/30/19	(237)
JPY	2,172,056	USD	20,085	Bank of America N.A.	9/30/19	(30)
USD	4,040,294	JPY	435,616,412	Bank of America N.A.	8/21/19	30,620
USD	776,322	JPY	83,549,284	Bank of America N.A.	8/21/19	7,284
USD	338,536	JPY	36,192,236	Bank of America N.A.	9/30/19	4,364
USD	656,267	JPY	70,160,147	Bank of America N.A.	9/30/19	8,461
USD	17,519	JPY	1,886,348	Bank of America N.A.	9/30/19	101
USD	17,042	JPY	1,831,527	Bank of America N.A.	9/30/19	131
USD	12,490	KRW	14,807,935	Goldman Sachs & Co.	9/18/19	9
KZT	278,913,016	USD	719,219	Goldman Sachs & Co.	9/18/19	(6)
KZT	162,591,888	USD	421,878	Goldman Sachs & Co.	9/18/19	(2,615)
MXN	15,047,647	USD	785,798	Morgan Stanley	9/18/19	(6,661)
MXN	5,137,983	USD	264,320	Morgan Stanley	9/18/19	1,715
MXN	14,930,014	USD	769,113	Morgan Stanley	9/18/19	3,934

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	14,964,904	USD	773,800	Morgan Stanley	9/18/19	$1,053
USD	369,094	MXN	7,413,067	Morgan Stanley	9/18/19	(14,740)
USD	778,734	MXN	15,193,481	Morgan Stanley	9/18/19	(7,955)
USD	384,445	MXN	7,392,883	Morgan Stanley	9/18/19	1,657
MYR	2,430,678	USD	592,415	Goldman Sachs & Co.	9/18/19	(3,934)
MYR	3,205,031	USD	777,166	Goldman Sachs & Co.	9/18/19	(1,210)
USD	59,835	MYR	252,444	Goldman Sachs & Co.	9/18/19	(1,283)
NOK	7,021,075	USD	802,447	Goldman Sachs & Co.	9/18/19	(8,666)
NOK	12,483,221	USD	1,430,725	Goldman Sachs & Co.	9/18/19	(19,411)
NOK	178,692	USD	20,972	Goldman Sachs & Co.	9/30/19	(764)
USD	99,666	NOK	861,059	Goldman Sachs & Co.	9/18/19	2,317
USD	783,637	NOK	6,692,883	Goldman Sachs & Co.	9/18/19	26,960
USD	776,756	NOK	6,631,324	Goldman Sachs & Co.	9/18/19	27,039
USD	678,172	NOK	5,783,276	Goldman Sachs & Co.	9/30/19	24,134
USD	22,717	NOK	195,350	Goldman Sachs & Co.	9/30/19	625
NZD	1,175,302	USD	779,413	Bank of America N.A.	9/18/19	(6,950)
NZD	590,263	USD	394,567	Bank of America N.A.	9/18/19	(6,619)
USD	1,151,566	NZD	1,765,556	Bank of America N.A.	9/18/19	(8,839)
PEN	236,692	USD	71,734	Goldman Sachs & Co.	9/18/19	(238)
PEN	281,297	USD	85,092	Goldman Sachs & Co.	9/18/19	(122)
USD	1,305,653	PEN	4,412,717	Goldman Sachs & Co.	9/18/19	(27,267)
USD	769,892	PEN	2,538,872	Goldman Sachs & Co.	9/18/19	2,991
USD	840,306	PHP	44,351,352	Goldman Sachs & Co.	9/18/19	(28,797)
PLN	4,351,066	USD	1,150,634	Goldman Sachs & Co.	9/18/19	(26,743)
PLN	366,713	USD	97,512	Goldman Sachs & Co.	9/18/19	(2,789)
PLN	2,931,837	USD	787,662	Goldman Sachs & Co.	9/18/19	(30,362)
USD	3,945,103	PLN	15,159,452	Goldman Sachs & Co.	9/18/19	29,379
USD	764,012	PLN	2,868,789	Goldman Sachs & Co.	9/18/19	22,997
USD	62,871	PLN	237,859	Goldman Sachs & Co.	9/18/19	1,431
USD	21,337	RUB	1,408,247	Goldman Sachs & Co.	9/18/19	(640)
SEK	18,656,754	USD	1,971,225	Goldman Sachs & Co.	9/18/19	(33,366)
SEK	3,425,094	USD	363,182	Goldman Sachs & Co.	9/18/19	(7,421)
SEK	92,559	USD	9,841	Goldman Sachs & Co.	9/30/19	(219)
SEK	215,560	USD	22,920	Goldman Sachs & Co.	9/30/19	(510)
SEK	119,709	USD	12,846	Goldman Sachs & Co.	9/30/19	(401)
SEK	184,093	USD	19,799	Goldman Sachs & Co.	9/30/19	(661)
USD	1,190,565	SEK	11,126,187	Goldman Sachs & Co.	9/18/19	34,899
USD	372,152	SEK	3,543,515	Goldman Sachs & Co.	9/18/19	4,091
USD	640,358	SEK	5,973,642	Goldman Sachs & Co.	9/30/19	19,334
USD	352,298	SEK	3,286,448	Goldman Sachs & Co.	9/30/19	10,637
USD	29,759	SEK	274,415	Goldman Sachs & Co.	9/30/19	1,231
USD	21,553	SEK	199,786	Goldman Sachs & Co.	9/30/19	783
USD	35,274	SEK	330,886	Goldman Sachs & Co.	9/30/19	875
USD	9,242	SEK	86,388	Goldman Sachs & Co.	9/30/19	261
USD	23,581	SEK	220,730	Goldman Sachs & Co.	9/30/19	634
USD	12,891	SEK	120,967	Goldman Sachs & Co.	9/30/19	316
USD	68,356	SGD	94,171	Bank of America N.A.	9/18/19	(222)
THB	24,277,465	USD	791,441	Goldman Sachs & Co.	9/18/19	(5,734)
USD	150,696	THB	4,781,972	Goldman Sachs & Co.	9/18/19	(4,066)
USD	778,479	THB	23,976,379	Goldman Sachs & Co.	9/18/19	2,516

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	584,383	THB	17,937,627	Goldman Sachs & Co.	9/18/19	$3,856
USD	793,254	THB	24,475,444	Goldman Sachs & Co.	9/18/19	1,139
USD	396,613	THB	12,264,872	Goldman Sachs & Co.	9/18/19	(323)
ZAR	10,958,412	USD	777,578	UBS AG	9/18/19	(17,917)
ZAR	5,688,508	USD	383,630	UBS AG	9/18/19	10,710
USD	381,590	ZAR	5,688,508	UBS AG	9/18/19	(12,750)
USD	766,714	ZAR	10,958,412	UBS AG	9/18/19	7,053
						$420,936

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	6	September 2019	JPY	60,000,000	$848,350	$2,053
Korean Treasury 10-Year Bonds	3	September 2019	KRW	300,000,000	338,594	5,827
S&P 500 E-Mini	15	September 2019	USD	750	2,236,725	(9,422)
U.S. Treasury 10-Year Ultra Notes	18	September 2019	USD	1,800,000	2,481,187	30,857
U.S. Treasury 2-Year Notes	99	September 2019	USD	19,800,000	21,226,219	42,945
U.S. Treasury 5-Year Notes	66	September 2019	USD	6,600,000	7,758,609	59,144
					$34,889,684	$131,404

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	1	September 2019	EUR	100,000	$193,803	$(5,193)
Euro-OAT 10-Year Bonds	2	September 2019	EUR	200,000	370,247	(12,712)
					$564,050	$(17,905)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$4,360,950	$286,471	$67,665	$354,136

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^ The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	NOK	-	Norwegian Krone
AUD	-	Australian Dollar	NVDR	-	Non-Voting Depositary Receipt
BRL	-	Brazilian Real	NZD	-	New Zealand Dollar
CAD	-	Canadian Dollar	PEN	-	Peruvian Sol
CDX	-	Credit Derivatives Indexes	PHP	-	Philippine Peso
CHF	-	Swiss Franc	PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
CLP	-	Chilean Peso	PLN	-	Polish Zloty
CNY	-	Chinese Yuan	RUB	-	Russian Ruble
COP	-	Colombian Peso	SBBPA	-	Standby Bond Purchase Agreement
CZK	-	Czech Koruna	SEK	-	Swedish Krona
DKK	-	Danish Krone	SEQ	-	Sequential Payer
EUR	-	Euro	SGD	-	Singapore Dollar
FHLMC	-	Federal Home Loan Mortgage Corporation	TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
GNMA	-	Government National Mortgage Association	THB	-	Thai Baht
GO	-	General Obligation	USD	-	United States Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won	VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note	ZAR	-	South African Rand
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $34,953,777, which represented 4.5% of total net assets.

(3)	The security's rate was paid in cash at the last payment date.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $411,299.

(5)	Security is a zero-coupon bond.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities - unaffiliated, at value (cost of $631,151,724)	$768,305,167
Investment securities - affiliated, at value (cost of $10,181,388)	10,367,538
Total investment securities, at value (cost of $641,333,112)	778,672,705
Foreign currency holdings, at value (cost of $3,217)	2,980
Foreign deposits with broker for futures contracts, at value (cost of $45,874)	44,155
Deposits with broker for futures contracts	94,500
Receivable for investments sold	2,443,314
Receivable for capital shares sold	741,463
Receivable for variation margin on futures contracts	1,313
Unrealized appreciation on forward foreign currency exchange contracts	970,672
Dividends and interest receivable	2,210,893
Other assets	22,728
785,204,723

Liabilities
Disbursements in excess of demand deposit cash	44,719
Payable for investments purchased	6,622,231
Payable for capital shares redeemed	537,850
Payable for variation margin on futures contracts	38,631
Payable for variation margin on swap agreements	15,890
Unrealized depreciation on forward foreign currency exchange contracts	549,736
Accrued management fees	660,250
Distribution and service fees payable	75,288
Accrued foreign taxes	330
8,544,925

Net Assets	$776,659,798

Net Assets Consist of:
Capital (par value and paid-in surplus)	$620,693,809
Distributable earnings	155,965,989
$776,659,798

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$300,544,206	38,002,326	$7.91
I Class, $0.01 Par Value	$52,388,894	6,667,666	$7.86
A Class, $0.01 Par Value	$168,773,928	21,177,212	$7.97*
C Class, $0.01 Par Value	$36,619,660	4,722,994	$7.75
R Class, $0.01 Par Value	$17,857,715	2,244,838	$7.96
R5 Class, $0.01 Par Value	$7,558	961	$7.86
R6 Class, $0.01 Par Value	$200,467,837	25,568,378	$7.84
*Maximum offering price $8.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Dividends (including $100,785 from affiliated funds and net of foreign taxes withheld of $563,427)	$12,979,546
Interest (net of foreign taxes withheld of $460)	6,172,511
19,152,057

Expenses:
Management fees	8,479,689
Distribution and service fees:
A Class	430,563
C Class	417,846
R Class	89,322
Directors' fees and expenses	22,502
Other expenses	64,431
9,504,353
Fees waived(1)	(417,547)
9,086,806

Net investment income (loss)	10,065,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $121 from affiliated funds)	34,573,026
Forward foreign currency exchange contract transactions	880,002
Futures contract transactions	490,855
Swap agreement transactions	177,904
Foreign currency translation transactions	(106,761)
36,015,026

Change in net unrealized appreciation (depreciation) on:
Investments (including $186,150 from affiliated funds and (increase) decrease in accrued foreign taxes of $5,623)	(23,050,363)
Forward foreign currency exchange contracts	326,175
Futures contracts	124,827
Swap agreements	13,927
Translation of assets and liabilities in foreign currencies	(17,326)
(22,602,760)

Net realized and unrealized gain (loss)	13,412,266

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,477,517

(1)	Amount consists of $169,993, $28,141, $89,357, $21,662, $9,270, $4, $99,120 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED JULY 31, 2019, EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018(1)	November 30, 2017
Operations
Net investment income (loss)	$10,065,251	$6,590,752	$10,665,888
Net realized gain (loss)	36,015,026	72,970,860	82,106,446
Change in net unrealized appreciation (depreciation)	(22,602,760)	(42,242,816)	77,392,849
Net increase (decrease) in net assets resulting from operations	23,477,517	37,318,796	170,165,183

Distributions to Shareholders
From earnings:(2)
Investor Class	(35,896,956)	(39,202,396)	(12,657,263)
I Class	(5,086,183)	(12,873,324)	(3,688,164)
A Class	(17,614,660)	(17,679,660)	(6,408,918)
C Class	(4,161,706)	(5,209,229)	(1,306,027)
R Class	(1,787,515)	(1,901,334)	(582,606)
R5 Class	(665)	(511)	—
R6 Class	(20,521,305)	(8,471,403)	(1,685,444)
Decrease in net assets from distributions	(85,068,990)	(85,337,857)	(26,328,422)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(65,940,445)	(23,051,677)	(120,257,643)

Net increase (decrease) in net assets	(127,531,918)	(71,070,738)	23,579,118

Net Assets
Beginning of period	904,191,716	975,262,454	951,683,336
End of period	$776,659,798	$904,191,716	$975,262,454

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)
Prior periods presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. For the eight months ended July 31, 2018, distributions from net investment income were $(5,673,712), $(2,105,356), $(2,120,300), $(188,728), $(176,931), $(81) and $(1,500,879) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the eight months ended July 31, 2018, distributions from net realized gains were $(33,528,684), $(10,767,968), $(15,559,360), $(5,020,501), $(1,724,403), $(430) and $(6,970,524) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

For the year ended November 30, 2017, distributions from net investment income were $(6,025,744), $(1,882,284), $(2,729,951), $(253,034), $(212,585) and $(898,697) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively. For the year ended November 30, 2017, distributions from net realized gains were $(6,631,519), $(1,805,880), $(3,678,967), $(1,052,993), $(370,021) and $(786,747) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2019, the investment advisor agreed to waive an additional 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	1.10%
I Class	0.70% to 0.95%	0.95%	0.90%
A Class	0.90% to 1.15%	1.15%	1.10%
C Class	0.90% to 1.15%	1.15%	1.10%
R Class	0.90% to 1.15%	1.15%	1.10%
R5 Class	0.70% to 0.95%	0.95%	0.90%
R6 Class	0.55% to 0.80%	0.80%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,678,616 and $7,335,510, respectively. The effect of interfund transactions on the Statement of Operations was $510,900 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $620,631,201, of which $83,691,889 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $766,202,803, of which $103,314,391 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000		600,000,000
Sold	3,876,856	$30,717,281	2,638,250	$22,420,025	8,094,319	$66,669,699
Issued in reinvestment of distributions	5,134,280	35,221,158	4,653,321	38,576,035	1,620,801	12,464,888
Redeemed	(14,490,248)	(110,897,287)	(13,388,478)	(113,402,517)	(16,319,184)	(135,602,640)
	(5,479,112)	(44,958,848)	(6,096,907)	(52,406,457)	(6,604,064)	(56,468,053)
I Class/Shares Authorized	150,000,000		150,000,000		150,000,000
Sold	2,975,109	23,218,777	1,989,118	16,821,683	6,669,932	55,301,893
Issued in reinvestment of distributions	739,624	5,029,442	1,528,134	12,576,546	475,813	3,635,473
Redeemed	(5,140,702)	(40,362,621)	(10,880,525)	(89,246,816)	(7,620,259)	(62,541,524)
	(1,425,969)	(12,114,402)	(7,363,273)	(59,848,587)	(474,514)	(3,604,158)
A Class/Shares Authorized	375,000,000		375,000,000		375,000,000
Sold	2,998,946	23,794,704	1,651,776	14,147,752	2,933,525	24,268,900
Issued in reinvestment of distributions	2,457,011	17,002,518	2,047,458	17,116,748	808,422	6,265,765
Redeemed	(6,171,960)	(48,346,675)	(4,831,016)	(41,516,656)	(12,107,621)	(101,126,870)
	(716,003)	(7,549,453)	(1,131,782)	(10,252,156)	(8,365,674)	(70,592,205)
C Class/Shares Authorized	90,000,000		90,000,000		90,000,000
Sold	419,947	3,195,688	406,129	3,402,001	737,458	5,975,656
Issued in reinvestment of distributions	605,802	4,095,222	627,821	5,141,855	165,938	1,261,263
Redeemed	(2,661,920)	(20,818,745)	(2,134,698)	(17,934,739)	(2,337,156)	(19,044,858)
	(1,636,171)	(13,527,835)	(1,100,748)	(9,390,883)	(1,433,760)	(11,807,939)
R Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	312,151	2,485,602	284,612	2,425,801	432,594	3,575,675
Issued in reinvestment of distributions	255,517	1,768,182	224,019	1,870,557	74,055	573,976
Redeemed	(602,858)	(4,734,465)	(713,108)	(6,078,840)	(1,179,914)	(9,716,703)
	(35,190)	(480,681)	(204,477)	(1,782,482)	(673,265)	(5,567,052)
R5 Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	145	1,119	38	311	621	5,000
Issued in reinvestment of distributions	97	665	62	511	—	—
Redeemed	(2)	(15)	—	—	—	—
	240	1,769	100	822	621	5,000
R6 Class/Shares Authorized	90,000,000		90,000,000		90,000,000
Sold	3,212,752	24,766,797	15,655,159	128,479,571	4,775,522	39,408,843
Issued in reinvestment of distributions	3,026,739	20,521,293	1,031,840	8,471,403	221,169	1,685,443
Redeemed	(4,249,987)	(32,599,085)	(3,155,401)	(26,322,908)	(1,578,798)	(13,317,522)
	1,989,504	12,689,005	13,531,598	110,628,066	3,417,893	27,776,764
Net increase (decrease)	(7,302,701)	$(65,940,445)	(2,365,489)	$(23,051,677)	(14,132,763)	$(120,257,643)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2019 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	—	$7,209	—	$200	$7,409	146	—	$101
American Century STOXX U.S. Quality Value ETF	—	3,017	$44	(14)	2,959	74	—	—
	—	$10,226	$44	$186	$10,368	220	—	$101

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$433,480,844	$161,609,784	—
Corporate Bonds	—	49,524,905	—
U.S. Treasury Securities	—	38,999,746	—
U.S. Government Agency Mortgage-Backed Securities	—	16,375,336	—
Sovereign Governments and Agencies	—	11,033,125	—
Affiliated Funds	10,367,538	—	—
Asset-Backed Securities	—	9,030,672	—
Collateralized Mortgage Obligations	—	7,596,348	—
Collateralized Loan Obligations	—	7,014,974	—
Commercial Mortgage-Backed Securities	—	4,164,105	—
Exchange-Traded Funds	4,002,532	—	—
Municipal Securities	—	2,669,449	—
Commercial Paper	—	399,993	—
Warrants	—	1,501	—
Temporary Cash Investments	22,401,853	—	—
	$470,252,767	$308,419,938	—
Other Financial Instruments
Futures Contracts	$132,946	$7,880	—
Swap Agreements	—	354,136	—
Forward Foreign Currency Exchange Contracts	—	970,672	—
	$132,946	$1,332,688	—

Liabilities
Other Financial Instruments
Futures Contracts	$9,422	$17,905	—
Forward Foreign Currency Exchange Contracts	—	549,736	—
	$9,422	$567,641	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,579,304.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $425 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $59,122,500.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $16,855,762 futures contracts purchased and $1,415,089 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation

(depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $215,569.

Value of Derivative Instruments as of July 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$15,890
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	22,500
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$970,672	Unrealized depreciation on forward foreign currency exchange contracts	549,736
Interest Rate Risk	Receivable for variation margin on futures contracts*	1,313	Payable for variation margin on futures contracts*	16,131
		$971,985		$604,257

* Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.
Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2019
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$177,514	Change in net unrealized appreciation (depreciation) on swap agreements	$13,527
Equity Price Risk	Net realized gain (loss) on futures contract transactions	59,520	Change in net unrealized appreciation (depreciation) on futures contracts	(9,422)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	880,002	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	326,175
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	431,335	Change in net unrealized appreciation (depreciation) on futures contracts	134,249
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	390	Change in net unrealized appreciation (depreciation) on swap agreements	400
		$1,548,761		$464,929

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2019, eight months ended July 31, 2018 and year ended November 30, 2017 were as follows:

	July 31, 2019	July 31, 2018(1)	November 30, 2017
Distributions Paid From
Ordinary income	$15,578,776	$26,735,774	$12,002,295
Long-term capital gains	$69,490,214	$58,602,083	$14,326,127

(1) The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight month annual reporting period.
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$653,468,961
Gross tax appreciation of investments	$144,739,525
Gross tax depreciation of investments	(19,535,781)
Net tax appreciation (depreciation) of investments	125,203,744
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(47,491)
Net tax appreciation (depreciation)	$125,156,253
Other book-to-tax adjustments	$(26,892)
Undistributed ordinary income	$7,489,458
Accumulated long-term gains	$23,347,170

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$8.57	0.10	0.11	0.21	(0.10)	(0.77)	(0.87)	$7.91	3.96%	1.11%	1.16%	1.27%	1.22%	78%	$300,544
2018(3)	$9.04	0.06	0.28	0.34	(0.12)	(0.69)	(0.81)	$8.57	4.05%	1.11%(4)	1.16%(4)	1.10%(4)	1.05%(4)	58%	$372,601
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	1.17%	0.76%	0.76%	77%	$527,740
I Class
2019	$8.52	0.11	0.11	0.22	(0.11)	(0.77)	(0.88)	$7.86	4.22%	0.91%	0.96%	1.47%	1.42%	78%	$52,389
2018(3)	$9.00	0.07	0.28	0.35	(0.14)	(0.69)	(0.83)	$8.52	4.18%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$68,975
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.97%	0.96%	0.96%	77%	$134,763

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$8.63	0.08	0.11	0.19	(0.08)	(0.77)	(0.85)	$7.97	3.66%	1.36%	1.41%	1.02%	0.97%	78%	$168,774
2018(3)	$9.08	0.05	0.28	0.33	(0.09)	(0.69)	(0.78)	$8.63	3.87%	1.36%(4)	1.41%(4)	0.85%(4)	0.80%(4)	58%	$188,883
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	1.42%	0.51%	0.51%	77%	$346,972
C Class
2019	$8.41	0.02	0.11	0.13	(0.02)	(0.77)	(0.79)	$7.75	2.91%	2.11%	2.16%	0.27%	0.22%	78%	$36,620
2018(3)	$8.85	0.01	0.27	0.28	(0.03)	(0.69)	(0.72)	$8.41	3.36%	2.11%(4)	2.16%(4)	0.10%(4)	0.05%(4)	58%	$53,503
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920
2015	$9.08	—(5)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	2.17%	(0.24)%	(0.24)%	77%	$77,937

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$8.61	0.06	0.12	0.18	(0.06)	(0.77)	(0.83)	$7.96	3.51%	1.61%	1.66%	0.77%	0.72%	78%	$17,858
2018(3)	$9.06	0.03	0.28	0.31	(0.07)	(0.69)	(0.76)	$8.61	3.72%	1.61%(4)	1.66%(4)	0.60%(4)	0.55%(4)	58%	$19,634
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	1.67%	0.26%	0.26%	77%	$24,106
R5 Class
2019	$8.53	0.11	0.10	0.21	(0.11)	(0.77)	(0.88)	$7.86	4.08%	0.91%	0.96%	1.47%	1.42%	78%	$8
2018(3)	$9.00	0.07	0.28	0.35	(0.13)	(0.69)	(0.82)	$8.53	4.24%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$6
2017(6)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(4)	0.96%(4)	1.46%(4)	1.41%(4)	80%(7)	$6
R6 Class
2019	$8.51	0.13	0.10	0.23	(0.13)	(0.77)	(0.90)	$7.84	4.27%	0.76%	0.81%	1.62%	1.57%	78%	$200,468
2018(3)	$8.99	0.09	0.27	0.36	(0.15)	(0.69)	(0.84)	$8.51	4.36%	0.76%(4)	0.81%(4)	1.45%(4)	1.40%(4)	58%	$200,589
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18,544
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	0.80%	1.13%	1.13%	77%	$5,136

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2019; the related statement of operations for the year then ended; the statements of changes in net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2019; the results of its operations for the year then ended; the changes in its net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; and the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

85

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

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activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.15% to 1.10%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They

87

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

88

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

89

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2019.

For corporate taxpayers, the fund hereby designates $4,471,277, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $70,063,994, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2019.

The fund hereby designates $6,036,517 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2019.

The fund utilized earnings and profits of $767,457 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

90

Notes

91

Notes

92

Notes

93

Notes

94

Notes

95

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 1909

Annual Report

July 31, 2019

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	4.55%	4.51%	6.55%	—	2/15/96
S&P 500 Index	—	7.99%	11.33%	14.02%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.08%	3.04%	3.75%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.30%	0.86%	0.47%	—	—
I Class	ACCIX	4.57%	4.72%	6.76%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		4.29%	4.30%	6.29%	—
With sales charge		-1.78%	3.07%	5.65%	—
C Class	AACCX	3.43%	3.50%	5.49%		9/30/04
R Class	AACRX	3.86%	4.00%	6.01%	—	3/31/05
R5 Class	AACGX	4.75%	—	—	5.96%	4/10/17
R6 Class	AACDX	4.91%	4.91%	—	5.42%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $18,865

S&P 500 Index — $37,171

Bloomberg Barclays U.S. Aggregate Bond Index — $14,456

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,482

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.81%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean and Vidya Rajappa

During the period, David MacEwen left the portfolio management team.

Performance Summary

Strategic Allocation: Conservative returned 4.55%* for the fiscal period ended July 31, 2019. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by sharp volatility amid changing expectations for economic growth, interest rates and corporate profits. In the U.S., growth in the economy and in corporate profits initially led to stock market gains, but worry that U.S. trade policy and rising interest rates might choke off growth meant stocks declined sharply from October through December. But beginning in January, the U.S. Federal Reserve (the Fed) and central banks around the world reassured investors, promising to work to support economic growth. Nevertheless, the companies in the S&P 500 Index reported negative earnings growth for the first two quarters of 2019.

Against a backdrop of slowing global growth, stagnant corporate profits, trade difficulties and shifting central bank policies, global equity markets produced mixed results. Most major indices within the U.S. gained, ending the period at or near record highs. Meanwhile, many non-U.S. markets lost ground. In the U.S., large-cap companies outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks were the only major segment of the U.S. equity market to experience a negative return during the 12 months. Non-U.S. developed markets stocks mildly underperformed emerging markets, but both delivered a negative return and trailed U.S. equities. For the year, the S&P 500 Index’s gain of 7.99% dwarfed the -2.18% loss of the MSCI Emerging Markets Index and the -2.60% return of the MSCI EAFE Index.

Within fixed-income investments, after raising interest rates twice in late 2018, the Fed reversed course and cut rates on the last day of the reporting period to a range from 2.00% to 2.25%. Worries about slower economic growth and volatility in equity markets supported demand for longer-term U.S. Treasury bonds. The yield on the benchmark 10-year Treasury note fell and finished the fiscal year just above 2.00%. (When bond yields fall, prices rise, and vice versa.) Investment-grade U.S. corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. High-Yield 2.00% Issuer Capped Bond Index gained 6.91%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.08%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 3.74% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 8.61%.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally favored U.S. equities over non-U.S. stocks. The portfolio also tended to be overweight large-cap stocks relative to small caps for much of the period. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. However, our allocation to large-cap core U.S. stocks underperformed, and the effect of our tactical changes overall detracted slightly from performance.

Fixed-Income Allocation Performed Well

Global bonds produced strong gains as the economy weakened, inflation remained tame, global central banks eased monetary policy and investors sought bonds for their relative safety amid uncertainty around trade, Brexit and volatility in stocks. Indeed, bond yields in many developed economies ended the period below zero, meaning investors placed a premium on safety of principal. However, the U.S. dollar strengthened during the period, limiting the performance of unhedged non-U.S. bonds, when returns were translated back into dollars. Both the global and non-U.S. fixed-income allocations contributed to gains and benefited from strong security selection, particularly among securitized bonds and investment-grade corporate bonds.

Within the U.S. fixed-income allocation, however, security selection decisions detracted from performance in both the investment-grade and high-yield allocations, while it also hurt results to have a comparatively short duration at a time when interest rates declined.

Equity Contribution Mixed

The equity portion of Strategic Allocation: Conservative produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection, as did U.S. large-cap value to a lesser extent. U.S. large-cap core and disciplined large-cap growth produced positive returns but underperformed their respective underlying benchmarks because of stock choices.

Non-U.S. equities detracted amid a challenging environment for global economic growth. Security selection further diminished results in non-U.S. small-cap growth, fundamental value and large-cap growth. However, positioning in a small global real estate allocation contributed to performance, aided by positive security selection.

Outlook

At period-end, the Strategic Allocation: Conservative portfolio was neutral in terms of stocks, bonds and cash, with an overweight position in U.S. large-cap growth stocks. The portfolio had underweights in U.S. value stocks and non-U.S. equities. However, we are in the process of removing our long-standing overweight allocation to the U.S. This reflects the input of our quantitative process, which shows a split between fundamental factors, which tend to lean toward stocks outside the U.S., while momentum and technical factors favor the U.S.

6

Fund Characteristics

JULY 31, 2019
Top Ten Common Stocks	% of net assets
Microsoft Corp.	1.1%
Alphabet, Inc., Class A	1.0%
Amazon.com, Inc.	0.9%
Apple, Inc.	0.8%
Visa, Inc., Class A	0.6%
Facebook, Inc., Class A	0.6%
JPMorgan Chase & Co.	0.5%
Zimmer Biomet Holdings, Inc.	0.4%
Verizon Communications, Inc.	0.4%
Medtronic plc	0.4%

Geographic Composition of Common Stocks	% of net assets
United States	31.5%
Japan	2.3%
United Kingdom	1.9%
France	1.6%
Other Countries	6.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.3 years
Average Duration (effective)	5.9 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	31.5%
Foreign Common Stocks*	12.0%
U.S. Treasury Securities	14.1%
Corporate Bonds	10.6%
Sovereign Governments and Agencies	6.9%
U.S. Government Agency Mortgage-Backed Securities	5.6%
Municipal Securities	3.4%
Asset-Backed Securities	2.8%
Affiliated Funds	2.7%
Collateralized Mortgage Obligations	2.3%
Collateralized Loan Obligations	2.2%
Commercial Mortgage-Backed Securities	1.5%
Exchange-Traded Funds	0.3%
Commercial Paper	0.3%
Temporary Cash Investments	4.7%
Other Assets and Liabilities	(0.9)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,063.00	$5.17	1.01%
I Class	$1,000	$1,064.00	$4.15	0.81%
A Class	$1,000	$1,063.80	$6.45	1.26%
C Class	$1,000	$1,057.60	$10.25	2.01%
R Class	$1,000	$1,060.80	$7.72	1.51%
R5 Class	$1,000	$1,063.90	$4.15	0.81%
R6 Class	$1,000	$1,066.60	$3.38	0.66%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.06	1.01%
I Class	$1,000	$1,020.78	$4.06	0.81%
A Class	$1,000	$1,018.55	$6.31	1.26%
C Class	$1,000	$1,014.83	$10.04	2.01%
R Class	$1,000	$1,017.31	$7.55	1.51%
R5 Class	$1,000	$1,020.78	$4.06	0.81%
R6 Class	$1,000	$1,021.52	$3.31	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 43.5%
Aerospace and Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc.(1)	722	$30,844
Airbus SE	1,560	220,545
BAE Systems plc	34,172	227,183
Boeing Co. (The)	607	207,096
Embraer SA ADR	22,399	452,460
Hexcel Corp.	755	61,729
L3Harris Technologies, Inc.	2,642	548,479
Lockheed Martin Corp.	1,824	660,598
Mercury Systems, Inc.(1)	786	64,075
Raytheon Co.	1,228	223,852
Textron, Inc.	1,720	84,796
		2,781,657
Air Freight and Logistics — 0.2%
CH Robinson Worldwide, Inc.	4,103	343,544
United Parcel Service, Inc., Class B	2,790	333,321
		676,865
Airlines — 0.3%
Delta Air Lines, Inc.	5,663	345,669
Southwest Airlines Co.	13,896	716,061
		1,061,730
Auto Components — 0.3%
Aptiv plc	2,764	242,265
BorgWarner, Inc.	9,977	377,131
Hyundai Mobis Co. Ltd.	2,627	531,800
Hyundai Wia Corp.	1,874	68,212
Leoni AG(1)	7,874	105,867
NOK Corp.	5,000	73,402
		1,398,677
Automobiles — 0.7%
Honda Motor Co. Ltd. ADR	18,390	457,543
Hyundai Motor Co.	5,569	591,356
Kia Motors Corp.	10,466	383,588
Mazda Motor Corp.	34,500	339,781
Nissan Motor Co. Ltd.	85,000	555,162
Peugeot SA	2,820	66,223
Renault SA	4,118	228,814
Thor Industries, Inc.	2,714	161,754
		2,784,221
Banks — 3.5%
Ameris Bancorp	334	13,283
Bank of America Corp.	31,565	968,414

10

	Shares/ Principal Amount	Value
Bank OZK	668	$20,428
BankUnited, Inc.	2,310	79,487
Barclays plc	372,970	699,840
BB&T Corp.	24,314	1,252,900
BNP Paribas SA	13,629	633,302
Central Pacific Financial Corp.	56	1,650
Citigroup, Inc.	588	41,842
Comerica, Inc.	8,562	626,738
Commerce Bancshares, Inc.	4,026	244,902
Commerzbank AG	70,272	480,007
Erste Group Bank AG(1)	5,333	190,729
Fifth Third Bancorp	3,415	101,391
FinecoBank Banca Fineco SpA	3,778	37,430
First BanCorp	1,341	14,429
First Hawaiian, Inc.	12,067	322,913
Glacier Bancorp, Inc.	343	14,375
Hana Financial Group, Inc.	7,544	221,283
Hilltop Holdings, Inc.	1,105	25,061
Home BancShares, Inc.	4,105	80,745
HSBC Holdings plc	14,000	112,994
Independent Bank Group, Inc.	533	30,280
JPMorgan Chase & Co.	16,729	1,940,564
KBC Group NV	2,310	148,358
LegacyTexas Financial Group, Inc.	914	39,064
M&T Bank Corp.	1,642	269,699
Mitsubishi UFJ Financial Group, Inc.	162,500	803,282
Mizuho Financial Group, Inc.	296,000	418,526
Origin Bancorp, Inc.	1,196	41,633
Pacific Premier Bancorp, Inc.	792	25,051
PNC Financial Services Group, Inc. (The)	5,890	841,681
Prosperity Bancshares, Inc.	1,800	124,902
Signature Bank	441	56,210
Societe Generale SA	9,807	240,229
South State Corp.	485	38,834
Standard Chartered plc (London)	32,954	270,279
Sumitomo Mitsui Financial Group, Inc.	8,300	290,630
SunTrust Banks, Inc.	3,175	211,455
Texas Capital Bancshares, Inc.(1)	990	62,301
Towne Bank	662	18,629
U.S. Bancorp	12,640	722,376
UMB Financial Corp.	4,814	328,604
UniCredit SpA	20,710	243,000
Valley National Bancorp	7,921	88,398
Veritex Holdings, Inc.	681	17,427
Wells Fargo & Co.	17,904	866,733
Westamerica Bancorporation	2,562	164,224
		14,486,512

11

	Shares/ Principal Amount	Value
Beverages — 0.6%
Brown-Forman Corp., Class B	995	$54,536
Coca-Cola Co. (The)	1,840	96,839
Coca-Cola Consolidated, Inc.	23	6,751
Constellation Brands, Inc., Class A	758	149,190
Davide Campari-Milano SpA	20,660	191,629
Diageo plc	4,860	202,782
Fevertree Drinks plc	7,129	202,007
MGP Ingredients, Inc.	351	17,546
Molson Coors Brewing Co., Class B	1,799	97,128
Monster Beverage Corp.(1)	215	13,861
PepsiCo, Inc.	7,100	907,451
Remy Cointreau SA	1,550	227,970
Treasury Wine Estates Ltd.	10,640	128,254
		2,295,944
Biotechnology — 0.8%
AbbVie, Inc.	4,655	310,116
Abcam plc	1,416	22,393
Acceleron Pharma, Inc.(1)	406	17,726
Aimmune Therapeutics, Inc.(1)	555	10,684
Alder Biopharmaceuticals, Inc.(1)	727	7,357
Amarin Corp. plc ADR(1)	432	8,031
Amgen, Inc.	1,698	316,813
Amicus Therapeutics, Inc.(1)	1,488	18,451
AnaptysBio, Inc.(1)	101	5,425
Arena Pharmaceuticals, Inc.(1)	486	30,462
Argenx SE(1)	229	32,198
ArQule, Inc.(1)	905	9,131
Biogen, Inc.(1)	2,360	561,255
Blueprint Medicines Corp.(1)	220	22,033
Celgene Corp.(1)	2,458	225,792
CSL Ltd.	2,510	391,931
Exact Sciences Corp.(1)	1,022	117,642
Exelixis, Inc.(1)	2,781	59,152
FibroGen, Inc.(1)	281	13,280
Flexion Therapeutics, Inc.(1)	619	6,215
Galapagos NV(1)	291	50,492
Gilead Sciences, Inc.	5,369	351,777
Global Blood Therapeutics, Inc.(1)	213	11,672
Halozyme Therapeutics, Inc.(1)	835	14,187
Heron Therapeutics, Inc.(1)	545	9,505
Immunomedics, Inc.(1)	6,457	95,241
Incyte Corp.(1)	1,469	124,747
Insmed, Inc.(1)	512	11,238
Medicines Co. (The)(1)	327	11,720
Mirati Therapeutics, Inc.(1)	81	8,570
MorphoSys AG(1)	284	34,351

12

	Shares/ Principal Amount	Value
Natera, Inc.(1)	877	$24,188
PeptiDream, Inc.(1)	800	44,690
Portola Pharmaceuticals, Inc.(1)	456	12,166
Principia Biopharma, Inc.(1)	269	9,991
PTC Therapeutics, Inc.(1)	351	16,908
REGENXBIO, Inc.(1)	210	9,326
Sarepta Therapeutics, Inc.(1)	799	118,931
Stoke Therapeutics, Inc.(1)	379	9,339
Ultragenyx Pharmaceutical, Inc.(1)	211	12,715
Vertex Pharmaceuticals, Inc.(1)	1,144	190,613
Viking Therapeutics, Inc.(1)	1,035	7,959
		3,366,413
Building Products — 0.4%
CSW Industrials, Inc.	46	3,248
Daikin Industries Ltd.	1,000	124,141
Fortune Brands Home & Security, Inc.	237	13,021
Gibraltar Industries, Inc.(1)	455	18,855
Johnson Controls International plc	25,094	1,064,989
Lindab International AB	2,342	26,713
Masco Corp.	3,041	123,982
PGT Innovations, Inc.(1)	1,144	18,441
Trex Co., Inc.(1)	1,082	88,454
		1,481,844
Capital Markets — 1.3%
Ameriprise Financial, Inc.	5,132	746,757
Ares Management Corp., Class A	2,144	62,712
Artisan Partners Asset Management, Inc., Class A	2,639	78,088
Ashmore Group plc	7,710	50,106
Assetmark Financial Holdings, Inc.(1)	607	17,172
Bank of New York Mellon Corp. (The)	14,950	701,454
Burford Capital Ltd.	1,418	25,814
Charles Schwab Corp. (The)	7,265	313,993
Credit Suisse Group AG(1)	37,915	459,175
Donnelley Financial Solutions, Inc.(1)	3,840	52,339
Euronext NV	685	53,012
Evercore, Inc., Class A	285	24,615
Hamilton Lane, Inc., Class A	470	27,589
Hong Kong Exchanges & Clearing Ltd.	6,700	226,273
Intermediate Capital Group plc	4,385	74,214
Invesco Ltd.	14,627	280,692
London Stock Exchange Group plc	3,910	315,448
LPL Financial Holdings, Inc.	5,834	489,298
MSCI, Inc.	828	188,155
Northern Trust Corp.	7,080	693,840
Partners Group Holding AG	310	247,092
Piper Jaffray Cos.	160	12,368
S&P Global, Inc.	692	169,505

13

	Shares/ Principal Amount	Value
State Street Corp.	3,484	$202,386
TD Ameritrade Holding Corp.	581	29,689
		5,541,786
Chemicals — 0.4%
CF Industries Holdings, Inc.	552	27,357
Chr Hansen Holding A/S	1,010	87,990
Dow, Inc.	6,939	336,125
DuPont de Nemours, Inc.	4,100	295,856
Eastman Chemical Co.	1,486	111,970
Ferro Corp.(1)	1,537	22,640
Innophos Holdings, Inc.	1,477	40,130
KH Neochem Co. Ltd.	1,100	27,357
Koninklijke DSM NV	2,540	314,322
Minerals Technologies, Inc.	1,038	55,273
Nutrien Ltd.	1,430	78,402
PolyOne Corp.	194	6,357
Scotts Miracle-Gro Co. (The)	1	112
Sika AG	1,285	185,678
Symrise AG	2,120	196,392
		1,785,961
Commercial Services and Supplies — 0.6%
ABM Industries, Inc.	775	32,620
Advanced Disposal Services, Inc.(1)	885	28,647
Babcock International Group plc	111,659	644,402
Brink's Co. (The)	991	89,349
Casella Waste Systems, Inc., Class A(1)	569	24,808
CECO Environmental Corp.(1)	1,789	16,513
Charah Solutions, Inc.(1)	4,255	22,126
Clean Harbors, Inc.(1)	473	36,804
Cleanaway Waste Management Ltd.	28,743	47,255
Deluxe Corp.	940	41,943
Edenred	4,540	227,659
HomeServe plc	3,599	49,898
Loomis AB, B Shares	1,057	36,397
Raksul, Inc.(1)	500	17,229
Rentokil Initial plc	4,169	21,992
Republic Services, Inc.	5,828	516,652
UniFirst Corp.	199	39,177
US Ecology, Inc.	495	31,497
Waste Management, Inc.	4,722	552,474
		2,477,442
Communications Equipment — 0.4%
Acacia Communications, Inc.(1)	225	15,113
Arista Networks, Inc.(1)	905	247,472
AudioCodes Ltd.	820	15,301
Casa Systems, Inc.(1)	3,334	21,971
Cisco Systems, Inc.	14,046	778,149

14

	Shares/ Principal Amount	Value
Juniper Networks, Inc.	3,558	$96,137
Lumentum Holdings, Inc.(1)	325	18,405
Motorola Solutions, Inc.	2,030	336,899
Telefonaktiebolaget LM Ericsson, B Shares	25,230	221,363
Viavi Solutions, Inc.(1)	1,185	17,384
		1,768,194
Construction and Engineering — 0.1%
Badger Daylighting Ltd.	2,258	81,540
Comfort Systems USA, Inc.	100	4,200
Dycom Industries, Inc.(1)	945	52,126
EMCOR Group, Inc.	55	4,642
Hazama Ando Corp.	13,000	89,338
Jacobs Engineering Group, Inc.	1,975	162,957
SHO-BOND Holdings Co. Ltd.	1,100	37,713
Valmont Industries, Inc.	93	12,797
		445,313
Construction Materials — 0.1%
Cemex SAB de CV ADR	31,590	112,460
CRH plc	6,237	207,567
Tecnoglass, Inc.	2,413	17,181
Vulcan Materials Co.	1,253	173,352
		510,560
Consumer Finance — 0.3%
American Express Co.	4,171	518,747
Discover Financial Services	3,913	351,152
Green Dot Corp., Class A(1)	514	26,055
Synchrony Financial	9,193	329,845
		1,225,799
Containers and Packaging — 0.3%
Ball Corp.	2,118	151,395
Berry Global Group, Inc.(1)	526	23,696
Graphic Packaging Holding Co.	21,115	313,769
Packaging Corp. of America	5,448	550,084
Rengo Co. Ltd.	3,300	25,097
Silgan Holdings, Inc.	1,832	55,070
Sonoco Products Co.	2,195	131,766
		1,250,877
Distributors — 0.1%
Core-Mark Holding Co., Inc.	715	26,762
Genuine Parts Co.	1,955	189,870
IAA, Inc.(1)	667	31,182
LKQ Corp.(1)	4,264	114,830
Pool Corp.	84	15,907
		378,551
Diversified Consumer Services†
Chegg, Inc.(1)	895	40,203
frontdoor, Inc.(1)	437	19,945

15

	Shares/ Principal Amount	Value
Grand Canyon Education, Inc.(1)	262	$28,498
ServiceMaster Global Holdings, Inc.(1)	67	3,566
		92,212
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	4,780	981,955
Compass Diversified Holdings	3,795	72,864
ECN Capital Corp.	4,780	17,131
Zenkoku Hosho Co. Ltd.	1,000	39,011
		1,110,961
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	1,913	65,137
Cellnex Telecom SA(1)	8,543	318,621
Verizon Communications, Inc.	27,810	1,537,059
		1,920,817
Electric Utilities — 0.6%
Edison International	2,713	202,227
Eversource Energy	7,968	604,453
Exelon Corp.	1,016	45,781
Iberdrola SA	12,030	113,982
IDACORP, Inc.	667	68,074
Korea Electric Power Corp.(1)	1,281	30,163
Pinnacle West Capital Corp.	6,988	637,445
Xcel Energy, Inc.	16,160	963,298
		2,665,423
Electrical Equipment — 0.9%
AMETEK, Inc.	2,958	265,066
Eaton Corp. plc	7,187	590,700
Emerson Electric Co.	12,702	824,106
Hubbell, Inc.	3,909	507,701
Melrose Industries plc	89,810	201,503
nVent Electric plc	9,819	243,413
Prysmian SpA	3,540	72,888
Rockwell Automation, Inc.	1,034	166,247
Schneider Electric SE	4,263	367,032
Signify NV	12,205	331,074
TKH Group NV	354	21,038
Varta AG(1)	324	24,523
		3,615,291
Electronic Equipment, Instruments and Components — 0.6%
Anritsu Corp.	1,900	34,972
Avnet, Inc.	443	20,121
Barco NV	305	63,231
Belden, Inc.	824	37,459
CDW Corp.	5,935	701,280
Coherent, Inc.(1)	277	38,462
Dolby Laboratories, Inc., Class A	403	27,444

16

	Shares/ Principal Amount	Value
Electrocomponents plc	7,207	$53,130
FLIR Systems, Inc.	165	8,194
Hexagon AB, B Shares	3,470	168,337
II-VI, Inc.(1)	91	3,613
Isra Vision AG	474	20,707
Keyence Corp.	400	228,275
Keysight Technologies, Inc.(1)	5,885	526,825
Landis+Gyr Group AG(1)	124	10,047
National Instruments Corp.	441	18,416
SYNNEX Corp.	128	12,613
TE Connectivity Ltd.	6,210	573,804
Tech Data Corp.(1)	215	21,788
Zebra Technologies Corp., Class A(1)	62	13,075
		2,581,793
Energy Equipment and Services — 0.3%
Baker Hughes a GE Co.	18,154	460,930
C&J Energy Services, Inc.(1)	649	7,100
Dril-Quip, Inc.(1)	266	13,997
Liberty Oilfield Services, Inc., Class A	413	5,844
Modec, Inc.	800	21,300
NCS Multistage Holdings, Inc.(1)	3,341	10,724
Schlumberger Ltd.	11,570	462,453
Subsea 7 SA	9,179	98,681
Tecnicas Reunidas SA(1)	9,079	218,737
TGS NOPEC Geophysical Co. ASA	1,156	27,970
		1,327,736
Entertainment — 0.7%
Activision Blizzard, Inc.	7,722	376,370
Electronic Arts, Inc.(1)	4,115	380,637
Entertainment One Ltd.	12,174	65,073
Liberty Media Corp-Liberty Formula One, Class C(1)	1,892	74,507
Live Nation Entertainment, Inc.(1)	201	14,484
Netflix, Inc.(1)	1,202	388,234
Take-Two Interactive Software, Inc.(1)	6,253	766,118
Walt Disney Co. (The)	5,485	784,410
World Wrestling Entertainment, Inc., Class A	296	21,543
Zynga, Inc., Class A(1)	3,456	22,049
		2,893,425
Equity Real Estate Investment Trusts (REITs) — 2.3%
Acadia Realty Trust	1,502	42,161
Advance Residence Investment Corp.	19	58,886
Agree Realty Corp.	1,266	84,632
Alexandria Real Estate Equities, Inc.	1,313	192,171
Allied Properties Real Estate Investment Trust	1,403	52,015
American Homes 4 Rent, Class A	2,372	57,426
American Tower Corp.	188	39,785
Americold Realty Trust	7,099	238,030

17

	Shares/ Principal Amount	Value
Boston Properties, Inc.	389	$51,718
Brandywine Realty Trust	2,878	42,451
Camden Property Trust	1,862	193,108
Canadian Apartment Properties REIT	1,488	54,918
CapitaLand Commercial Trust	29,000	43,430
CareTrust REIT, Inc.	3,589	83,373
Charter Hall Group	12,216	94,299
Community Healthcare Trust, Inc.	228	9,369
CoreSite Realty Corp.	254	26,622
Corporate Office Properties Trust	847	23,648
Cousins Properties, Inc.	1,190	41,864
CyrusOne, Inc.	601	34,497
Embassy Office Parks REIT(1)	2,800	15,224
Empire State Realty Trust, Inc., Class A	11,527	161,493
Equinix, Inc.	326	163,685
Equity Residential	5,309	418,827
Essential Properties Realty Trust, Inc.	1,919	40,529
Extra Space Storage, Inc.	359	40,348
Fibra Uno Administracion SA de CV	453,492	583,792
Gaming and Leisure Properties, Inc.	3,152	118,862
Gecina SA	389	59,147
GEO Group, Inc. (The)	9,456	168,411
GLP J-Reit	40	44,638
Goodman Group	14,679	148,301
HCP, Inc.	4,865	155,339
Healthcare Trust of America, Inc., Class A	10,383	279,614
Highwoods Properties, Inc.	319	14,460
Hudson Pacific Properties, Inc.	2,307	81,437
Inmobiliaria Colonial Socimi SA	5,439	60,871
Invesco Office J-Reit, Inc.	545	96,787
Invincible Investment Corp.	35	20,084
Invitation Homes, Inc.	5,667	155,673
Japan Hotel REIT Investment Corp.	39	32,476
Kilroy Realty Corp.	1,140	90,584
Kite Realty Group Trust	2,936	46,712
Lexington Realty Trust	1,630	16,088
Life Storage, Inc.	2,389	232,904
Link REIT	14,000	163,257
Mapletree Commercial Trust	32,600	49,102
Mapletree Industrial Trust	13,900	22,708
MGM Growth Properties LLC, Class A	7,566	225,921
National Health Investors, Inc.	288	22,861
Northview Apartment Real Estate Investment Trust	1,798	37,055
Orix JREIT, Inc.	119	231,117
Piedmont Office Realty Trust, Inc., Class A	9,751	202,918
Prologis, Inc.	3,549	286,085
Regency Centers Corp.	289	19,276

18

	Shares/ Principal Amount	Value
Rexford Industrial Realty, Inc.	3,410	$141,174
RLJ Lodging Trust	894	15,448
Ryman Hospitality Properties, Inc.	741	55,575
Sabra Health Care REIT, Inc.	1,291	26,646
Safestore Holdings plc	8,001	60,678
SBA Communications Corp.(1)	3,876	951,209
Segro plc	18,526	171,840
Spirit Realty Capital, Inc.	1,174	51,797
STORE Capital Corp.	2,990	102,288
Summit Hotel Properties, Inc.	1,563	17,365
Sun Communities, Inc.	1,514	201,074
UDR, Inc.	2,790	128,507
UNITE Group plc (The)	8,014	100,387
Urstadt Biddle Properties, Inc., Class A	438	9,456
VICI Properties, Inc.	2,855	60,926
Weingarten Realty Investors	1,001	27,938
Welltower, Inc.	7,773	646,092
Weyerhaeuser Co.	32,037	814,060
		9,553,449
Food and Staples Retailing — 0.3%
Alimentation Couche-Tard, Inc., B Shares	2,980	182,665
Cosmos Pharmaceutical Corp.	100	18,373
Costco Wholesale Corp.	57	15,711
Grocery Outlet Holding Corp.(1)	179	6,970
Kobe Bussan Co. Ltd.	900	50,188
Koninklijke Ahold Delhaize NV	10,233	231,367
Sysco Corp.	6,181	423,831
Walmart, Inc.	4,452	491,412
Weis Markets, Inc.	468	17,058
		1,437,575
Food Products — 1.1%
a2 Milk Co. Ltd.(1)	10,880	126,143
AAK AB	2,081	42,570
Associated British Foods plc	5,820	170,789
Ausnutria Dairy Corp. Ltd.(1)	11,000	19,728
Bakkafrost P/F	452	25,961
Beyond Meat, Inc.(1)	73	14,345
Campbell Soup Co.	7,024	290,372
Conagra Brands, Inc.	16,384	473,006
Danone SA	3,780	327,725
General Mills, Inc.	7,425	394,342
Hain Celestial Group, Inc. (The)(1)	2,271	49,440
Hershey Co. (The)	3,168	480,712
J.M. Smucker Co. (The)	1,067	118,640
Kellogg Co.	2,081	121,156
Kerry Group plc, A Shares	1,710	198,054
Mondelez International, Inc., Class A	13,836	740,088

19

	Shares/ Principal Amount	Value
Nestle SA	3,950	$419,164
Nomad Foods Ltd.(1)	2,341	52,134
Orkla ASA	36,872	312,939
		4,377,308
Gas Utilities — 0.1%
Atmos Energy Corp.	1,660	181,006
Chesapeake Utilities Corp.	162	15,141
Spire, Inc.	2,200	181,302
		377,449
Health Care Equipment and Supplies — 2.0%
ABIOMED, Inc.(1)	154	42,898
Alcon, Inc.(1)	1,868	108,043
Baxter International, Inc.	5,418	454,950
Boston Scientific Corp.(1)	7,383	313,482
Danaher Corp.	3,588	504,114
DexCom, Inc.(1)	495	77,651
Edwards Lifesciences Corp.(1)	762	162,192
Elekta AB, B Shares	1,542	21,946
Haemonetics Corp.(1)	1,431	174,697
Hill-Rom Holdings, Inc.	1,914	204,109
Hologic, Inc.(1)	14,613	748,916
Hoya Corp.	3,100	238,176
ICU Medical, Inc.(1)	76	19,337
IDEXX Laboratories, Inc.(1)	185	52,179
Insulet Corp.(1)	838	103,024
Integer Holdings Corp.(1)	2,091	183,025
Intuitive Surgical, Inc.(1)	300	155,853
Masimo Corp.(1)	910	143,644
Medtronic plc	14,062	1,433,480
Merit Medical Systems, Inc.(1)	524	20,677
Nihon Kohden Corp.	700	19,161
NuVasive, Inc.(1)	835	55,611
OrthoPediatrics Corp.(1)	359	12,676
Penumbra, Inc.(1)	529	88,660
ResMed, Inc.	1,023	131,660
Siemens Healthineers AG	4,831	201,823
Silk Road Medical, Inc.(1)	393	17,013
STERIS plc	632	94,080
Straumann Holding AG	190	154,911
Stryker Corp.	2,028	425,434
Sysmex Corp.	2,800	202,485
Terumo Corp.	6,400	186,185
Zimmer Biomet Holdings, Inc.	11,934	1,612,641
		8,364,733
Health Care Providers and Services — 0.9%
Acadia Healthcare Co., Inc.(1)	550	17,567
Amedisys, Inc.(1)	1,493	205,870
20

	Shares/ Principal Amount	Value
Amplifon SpA	1,917	$47,245
Cardinal Health, Inc.	6,438	294,410
Centene Corp.(1)	2,309	120,276
Chemed Corp.	45	18,243
CorVel Corp.(1)	210	17,892
Covetrus, Inc.(1)	4,203	99,485
Encompass Health Corp.	4,802	306,560
Ensign Group, Inc. (The)	611	36,819
HealthEquity, Inc.(1)	1,057	86,653
Henry Schein, Inc.(1)	2,196	146,122
Korian SA	1,567	61,862
McKesson Corp.	3,295	457,840
Premier, Inc., Class A(1)	1,172	45,415
Providence Service Corp. (The)(1)	876	48,828
Quest Diagnostics, Inc.	7,813	797,551
R1 RCM, Inc.(1)	3,125	39,312
UnitedHealth Group, Inc.	3,302	822,231
Universal Health Services, Inc., Class B	1,462	220,557
		3,890,738
Health Care Technology — 0.2%
Cerner Corp.	6,283	450,177
Health Catalyst, Inc.(1)	269	11,903
Inspire Medical Systems, Inc.(1)	230	15,555
Phreesia, Inc.(1)	680	18,584
Teladoc Health, Inc.(1)	695	47,427
Veeva Systems, Inc., Class A(1)	1,433	237,735
		781,381
Hotels, Restaurants and Leisure — 0.9%
Aristocrat Leisure Ltd.	5,880	122,764
Autogrill SpA	2,566	27,032
Carnival Corp.	9,718	458,981
Chipotle Mexican Grill, Inc.(1)	291	231,499
Churchill Downs, Inc.	353	42,236
Darden Restaurants, Inc.	4,564	554,800
Domino's Pizza, Inc.	1,090	266,538
Jumbo Interactive Ltd.	2,335	30,676
Kyoritsu Maintenance Co. Ltd.	500	21,556
Las Vegas Sands Corp.	2,457	148,501
Melco International Development Ltd.	16,000	38,702
Planet Fitness, Inc., Class A(1)	1,883	148,117
Red Robin Gourmet Burgers, Inc.(1)	1,039	34,308
Red Rock Resorts, Inc., Class A	1,484	30,927
Royal Caribbean Cruises Ltd.	4,103	477,343
Sodexo SA	1,994	228,335
SSP Group plc	2,280	19,461
Starbucks Corp.	6,466	612,266
Texas Roadhouse, Inc.	422	23,307

21

	Shares/ Principal Amount	Value
Wynn Resorts Ltd.	717	$93,260
		3,610,609
Household Durables — 0.4%
Breville Group Ltd.	691	9,060
Haseko Corp.	45,000	488,139
Iida Group Holdings Co. Ltd.	19,100	313,517
Newell Brands, Inc.	1,413	20,050
PlayAGS, Inc.(1)	1,505	28,234
Pressance Corp.	2,400	33,479
PulteGroup, Inc.	15,632	492,564
Skyline Champion Corp.(1)	863	24,595
Token Corp.	2,000	114,639
TopBuild Corp.(1)	371	30,099
		1,554,376
Household Products — 0.5%
Central Garden & Pet Co., Class A(1)	432	11,901
Church & Dwight Co., Inc.	1,284	96,865
Colgate-Palmolive Co.	7,463	535,396
Kimberly-Clark Corp.	1,512	205,103
Pigeon Corp.	600	22,056
Procter & Gamble Co. (The)	10,036	1,184,649
Spectrum Brands Holdings, Inc.	1,133	56,775
		2,112,745
Industrial Conglomerates — 0.1%
Rheinmetall AG	462	52,819
Roper Technologies, Inc.	335	121,823
Siemens AG	3,140	344,689
		519,331
Insurance — 1.3%
Aegon NV	129,842	640,661
Aflac, Inc.	10,331	543,824
AIA Group Ltd.	47,000	479,086
AMERISAFE, Inc.	535	34,807
Arthur J. Gallagher & Co.	705	63,753
Axis Capital Holdings Ltd.	1,006	64,052
Brown & Brown, Inc.	3,520	126,474
Chubb Ltd.	6,599	1,008,591
Goosehead Insurance, Inc., Class A	227	10,217
Hanover Insurance Group, Inc. (The)	176	22,829
Hiscox Ltd.	8,314	172,174
Intact Financial Corp.	990	92,279
James River Group Holdings Ltd.	558	26,689
Kemper Corp.	416	36,616
Kinsale Capital Group, Inc.	426	38,280
Mercury General Corp.	1,986	112,626
NN Group NV	4,392	164,959
Palomar Holdings, Inc.(1)	516	14,784

22

	Shares/ Principal Amount	Value
ProAssurance Corp.	6,978	$272,770
Progressive Corp. (The)	8,991	728,091
ProSight Global, Inc.(1)	528	9,003
Prudential plc	5,580	115,081
Reinsurance Group of America, Inc.	1,658	258,515
RenaissanceRe Holdings Ltd.	202	36,592
Torchmark Corp.	921	84,106
Travelers Cos., Inc. (The)	589	86,359
White Mountains Insurance Group Ltd.	24	25,824
		5,269,042
Interactive Media and Services — 1.7%
Alphabet, Inc., Class A(1)	3,267	3,979,859
Facebook, Inc., Class A(1)	12,224	2,374,268
Pinterest, Inc., Class A(1)	3,179	92,159
Twitter, Inc.(1)	10,550	446,371
		6,892,657
Internet and Direct Marketing Retail — 1.0%
Amazon.com, Inc.(1)	1,928	3,599,152
eBay, Inc.	10,102	416,101
Etsy, Inc.(1)	267	17,894
Expedia Group, Inc.	994	131,944
Moneysupermarket.com Group plc	8,041	35,929
Revolve Group, Inc.(1)	422	14,546
Takeaway.com NV(1)	443	39,575
Trainline plc(1)	1,975	10,280
Yume No Machi Souzou Iinkai Co. Ltd.	1,000	15,091
		4,280,512
IT Services — 1.8%
Accenture plc, Class A	107	20,606
Afterpay Touch Group Ltd.(1)	2,013	36,690
Akamai Technologies, Inc.(1)	4,972	438,183
Alten SA	393	48,666
Booz Allen Hamilton Holding Corp.	3,791	260,631
EVERTEC, Inc.	3,430	109,829
Evo Payments, Inc., Class A(1)	561	17,458
Fastly, Inc., Class A(1)	1,797	38,995
Fiserv, Inc.(1)	4,933	520,086
FleetCor Technologies, Inc.(1)	1,088	309,177
GDS Holdings Ltd. ADR(1)	2,165	89,155
Genpact Ltd.	1,018	40,394
GMO Payment Gateway, Inc.	2,200	160,406
InterXion Holding NV(1)	5,960	448,788
Keywords Studios plc	758	15,254
MasterCard, Inc., Class A	1,925	524,120
Nexi SpA(1)	6,327	67,499
NEXTDC Ltd.(1)	7,384	34,675
Obic Co. Ltd.	1,000	105,851

23

	Shares/ Principal Amount	Value
PayPal Holdings, Inc.(1)	10,308	$1,138,003
Presidio, Inc.	2,456	34,384
SCSK Corp.	700	33,446
SHIFT, Inc.(1)	400	18,502
Solutions 30 SE(1)	3,195	32,647
Square, Inc., Class A(1)	3,037	244,205
VeriSign, Inc.(1)	640	135,098
Visa, Inc., Class A	13,386	2,382,708
		7,305,456
Leisure Products†
Malibu Boats, Inc., Class A(1)	439	13,227
Thule Group AB	1,559	34,143
		47,370
Life Sciences Tools and Services — 0.6%
Adaptive Biotechnologies Corp.(1)	539	20,779
Agilent Technologies, Inc.	4,257	295,478
Bio-Rad Laboratories, Inc., Class A(1)	348	109,585
Bruker Corp.	2,697	129,052
ICON plc(1)	720	112,442
Illumina, Inc.(1)	1,634	489,187
Lonza Group AG(1)	1,070	366,037
NeoGenomics, Inc.(1)	1,106	26,953
Personalis, Inc.(1)	631	11,301
PRA Health Sciences, Inc.(1)	223	22,280
QIAGEN NV(1)	2,709	102,184
Tecan Group AG	195	49,553
Thermo Fisher Scientific, Inc.	2,133	592,292
		2,327,123
Machinery — 0.9%
Albany International Corp., Class A	66	5,675
Allison Transmission Holdings, Inc.	5,433	249,646
Atlas Copco AB, A Shares	4,040	123,749
Atlas Copco AB, B Shares	16,287	444,822
ATS Automation Tooling Systems, Inc.(1)	1,277	20,464
Chart Industries, Inc.(1)	549	41,466
Colfax Corp.(1)	715	19,791
Cummins, Inc.	7,801	1,279,364
EnPro Industries, Inc.	402	28,558
Georg Fischer AG	22	18,935
Graham Corp.	295	6,387
Hurco Cos., Inc.	383	13,095
IMI plc	17,770	223,097
Ingersoll-Rand plc	1,935	239,282
Interroll Holding AG	6	12,169
Kennametal, Inc.	650	22,477
Konecranes Oyj	803	23,576
Kornit Digital Ltd.(1)	1,365	42,588

24

	Shares/ Principal Amount	Value
Milacron Holdings Corp.(1)	373	$6,281
Mueller Water Products, Inc., Class A	2,961	30,113
Nabtesco Corp.	1,100	29,625
PACCAR, Inc.	2,335	163,777
Parker-Hannifin Corp.	705	123,432
Rotork plc	7,433	27,667
Snap-on, Inc.	1,517	231,510
Tadano Ltd.	600	5,392
Timken Co. (The)	1,230	56,223
Valmet Oyj	1,342	26,083
Woodward, Inc.	372	41,679
		3,556,923
Media — 0.1%
Atresmedia Corp. de Medios de Comunicacion SA	18,280	71,118
Entravision Communications Corp., Class A	9,947	32,427
Nippon Television Holdings, Inc.	19,800	272,262
NOS SGPS SA	6,290	39,092
Stroeer SE & Co. KGaA	515	40,717
Townsquare Media, Inc., Class A	941	5,072
TV Asahi Holdings Corp.	6,500	106,510
		567,198
Metals and Mining — 0.2%
BHP Group Ltd.	6,280	173,471
Hudbay Minerals, Inc.	2,010	9,762
Kirkland Lake Gold Ltd.	1,295	53,554
Northern Star Resources Ltd.	2,834	24,605
Saracen Mineral Holdings Ltd.(1)	18,172	50,823
Steel Dynamics, Inc.	10,221	322,064
		634,279
Multi-Utilities — 0.2%
Ameren Corp.	3,047	230,628
NorthWestern Corp.	4,011	280,449
WEC Energy Group, Inc.	2,294	196,045
		707,122
Multiline Retail — 0.2%
B&M European Value Retail SA	42,762	192,560
Pan Pacific International Holdings Corp.	3,400	216,948
Target Corp.	4,438	383,443
		792,951
Oil, Gas and Consumable Fuels — 1.8%
Callon Petroleum Co.(1)	2,817	13,860
Centennial Resource Development, Inc., Class A(1)	1,626	9,675
Chevron Corp.	11,125	1,369,599
Cimarex Energy Co.	1,388	70,330
Concho Resources, Inc.	1,504	146,911
ConocoPhillips	422	24,932
CVR Energy, Inc.	6,227	330,467

25

	Shares/ Principal Amount	Value
Delek US Holdings, Inc.	1,637	$70,522
Devon Energy Corp.	5,404	145,908
Earthstone Energy, Inc., Class A(1)	1,796	7,866
Eni SpA	38,509	602,856
EQT Corp.	7,969	120,412
Equitrans Midstream Corp.	6,168	102,327
Extraction Oil & Gas, Inc.(1)	1,104	4,096
Exxon Mobil Corp.	2,535	188,503
Gazprom PJSC ADR	57,897	424,420
Gazprom PJSC	61,499	228,504
Gaztransport Et Technigaz SA	502	45,530
Gibson Energy, Inc.	2,267	39,283
HollyFrontier Corp.	3,513	174,842
Imperial Oil Ltd.	4,130	113,092
Lundin Petroleum AB	5,520	173,305
Magnolia Oil & Gas Corp., Class A(1)	684	7,647
Neste Oyj	6,690	221,149
Noble Energy, Inc.	8,739	192,957
Occidental Petroleum Corp.	1,029	52,849
PetroChina Co. Ltd., H Shares	624,000	330,719
Phillips 66	4,057	416,086
Royal Dutch Shell plc, Class B ADR	3,210	203,739
Saras SpA	172,040	283,158
Surgutneftegas PJSC Preference Shares	960,080	469,641
TOTAL SA	4,525	234,471
TOTAL SA ADR	15,480	800,935
		7,620,591
Paper and Forest Products — 0.1%
Boise Cascade Co.	669	18,063
Domtar Corp.	5,815	246,847
Neenah, Inc.	260	17,084
		281,994
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	878	161,719
Fancl Corp.	1,100	27,677
Kose Corp.	700	119,074
Medifast, Inc.	320	35,728
Ontex Group NV	9,245	152,433
Shiseido Co. Ltd.	3,200	235,546
		732,177
Pharmaceuticals — 1.6%
Aerie Pharmaceuticals, Inc.(1)	379	8,213
AstraZeneca plc	4,850	416,287
Catalent, Inc.(1)	2,607	147,269
Dechra Pharmaceuticals plc	849	30,241
Eli Lilly & Co.	2,435	265,293
Horizon Therapeutics plc(1)	1,069	26,607

26

	Shares/ Principal Amount	Value
Jazz Pharmaceuticals plc(1)	983	$137,011
Johnson & Johnson	10,989	1,430,988
Merck & Co., Inc.	12,235	1,015,383
Novartis AG	3,210	294,354
Novo Nordisk A/S, B Shares	6,032	289,516
Optinose, Inc.(1)	1,130	6,068
Pfizer, Inc.	25,344	984,361
Reata Pharmaceuticals, Inc., Class A(1)	117	10,606
Roche Holding AG	1,060	283,820
Sanofi	4,512	376,475
Sanofi ADR	11,393	475,088
Zoetis, Inc.	3,056	351,104
		6,548,684
Professional Services — 0.4%
Applus Services SA	1,490	20,991
ASGN, Inc.(1)	347	21,878
Capita plc(1)	245,958	347,778
CoStar Group, Inc.(1)	654	402,472
IHS Markit Ltd.(1)	2,749	177,090
InnerWorkings, Inc.(1)	5,285	19,343
Korn Ferry	1,054	41,401
Nihon M&A Center, Inc.	1,200	32,305
Recruit Holdings Co. Ltd.	8,900	302,875
Teleperformance	208	43,530
Trust Tech, Inc.	2,600	37,081
UT Group Co. Ltd.	600	13,233
Verisk Analytics, Inc.	1,321	200,422
		1,660,399
Real Estate Management and Development — 0.4%
Altus Group Ltd.	482	12,238
Aroundtown SA	24,376	194,998
Ayala Land, Inc.	74,700	73,110
CapitaLand Ltd.	27,600	72,440
China Overseas Land & Investment Ltd.	8,000	27,382
CIFI Holdings Group Co. Ltd.	58,000	36,805
Colliers International Group, Inc.	491	35,670
Corp. Inmobiliaria Vesta SAB de CV	29,108	43,851
Fabege AB	7,420	114,418
Fastighets AB Balder, B Shares(1)	1,480	50,654
FirstService Corp.	642	67,371
Hang Lung Properties Ltd.	18,000	42,395
LEG Immobilien AG	1,336	154,851
Longfor Group Holdings Ltd.	22,500	82,728
Mitsubishi Estate Co. Ltd.	7,400	135,369
Mitsui Fudosan Co. Ltd.	3,200	72,414
New World Development Co. Ltd.	43,000	60,190
Nexity SA	140	6,735

27

	Shares/ Principal Amount	Value
Pakuwon Jati Tbk PT	282,700	$14,775
Shimao Property Holdings Ltd.	16,500	45,556
Shurgard Self Storage SA	854	29,606
Sun Hung Kai Properties Ltd.	5,000	80,356
Times China Holdings Ltd.	23,000	40,046
VGP NV	378	31,757
Vonovia SE	3,062	149,868
		1,675,583
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	560	133,703
CSX Corp.	232	16,333
DSV A/S	2,256	215,002
Heartland Express, Inc.	12,147	240,996
J.B. Hunt Transport Services, Inc.	994	101,756
Lyft, Inc., Class A(1)	1,279	77,853
Sixt SE	313	32,053
TFI International, Inc.	850	26,888
Union Pacific Corp.	3,761	676,792
		1,521,376
Semiconductors and Semiconductor Equipment — 1.4%
Advanced Energy Industries, Inc.(1)	214	12,498
Advanced Micro Devices, Inc.(1)	7,179	218,601
Analog Devices, Inc.	1,264	148,469
Applied Materials, Inc.	23,963	1,183,053
ASML Holding NV	2,643	586,233
BE Semiconductor Industries NV	223	6,615
Broadcom, Inc.	4,061	1,177,649
Cypress Semiconductor Corp.	1,110	25,497
Entegris, Inc.	393	17,099
Infineon Technologies AG	8,836	167,444
Inphi Corp.(1)	906	54,550
Intel Corp.	16,189	818,354
Kulicke & Soffa Industries, Inc.	1,505	34,058
Lasertec Corp.	1,000	47,892
Lattice Semiconductor Corp.(1)	2,960	57,246
Marvell Technology Group Ltd.	6,716	176,362
Maxim Integrated Products, Inc.	8,682	513,888
Microchip Technology, Inc.	2,010	189,784
Monolithic Power Systems, Inc.	127	18,816
NVIDIA Corp.	7	1,181
Qorvo, Inc.(1)	562	41,189
QUALCOMM, Inc.	1,882	137,687
Silicon Laboratories, Inc.(1)	199	22,330
SOITEC(1)	491	50,751
Teradyne, Inc.	12	669
Xilinx, Inc.	1,767	201,809
		5,909,724

28

	Shares/ Principal Amount	Value
Software — 2.5%
Adobe, Inc.(1)	1,965	$587,260
Adyen NV(1)	232	175,122
ANSYS, Inc.(1)	71	14,422
Aspen Technology, Inc.(1)	227	29,935
Atlassian Corp. plc, Class A(1)	2,168	303,780
Autodesk, Inc.(1)	1,221	190,684
Avalara, Inc.(1)	401	32,673
Avast plc	9,978	40,797
Aveva Group plc	832	40,468
Bottomline Technologies de, Inc.(1)	407	17,131
Cadence Design Systems, Inc.(1)	3,701	273,541
Coupa Software, Inc.(1)	914	124,039
Dassault Systemes SE	1,290	195,284
Descartes Systems Group, Inc. (The)(1)	926	33,643
Elastic NV(1)	130	12,848
Fair Isaac Corp.(1)	84	29,183
Five9, Inc.(1)	628	31,004
Fuji Soft, Inc.	500	22,355
Globant SA(1)	291	30,846
Intuit, Inc.	1,993	552,679
LogMeIn, Inc.	751	57,053
Manhattan Associates, Inc.(1)	148	12,579
Medallia, Inc.(1)	284	11,317
Microsoft Corp.	33,883	4,617,236
Oracle Corp. (New York)	11,556	650,603
Pagerduty, Inc.(1)	889	39,294
Palo Alto Networks, Inc.(1)	1,733	392,594
Paycom Software, Inc.(1)	181	43,576
Paylocity Holding Corp.(1)	498	50,841
Proofpoint, Inc.(1)	46	5,805
PTC, Inc.(1)	1,560	105,737
Rapid7, Inc.(1)	706	42,819
RingCentral, Inc., Class A(1)	839	119,121
salesforce.com, Inc.(1)	2,697	416,687
SAP SE	1,460	181,110
Sapiens International Corp. NV	390	6,275
ServiceNow, Inc.(1)	534	148,126
Sophos Group plc	5,472	29,013
Splunk, Inc.(1)	838	113,390
Temenos AG(1)	1,040	182,671
Teradata Corp.(1)	1,736	63,572
VMware, Inc., Class A	902	157,390
WiseTech Global Ltd.	2,066	44,844
Workday, Inc., Class A(1)	532	106,389
Zendesk, Inc.(1)	304	25,402

29

	Shares/ Principal Amount	Value
Zoom Video Communications, Inc., Class A(1)	267	$25,501
		10,386,639
Specialty Retail — 1.0%
Adastria Co. Ltd.	1,100	21,534
Advance Auto Parts, Inc.	4,971	748,831
AutoZone, Inc.(1)	367	412,156
Boot Barn Holdings, Inc.(1)	770	24,093
Burlington Stores, Inc.(1)	1,291	233,348
Camping World Holdings, Inc., Class A	3,856	45,231
Fast Retailing Co. Ltd.	200	119,781
Five Below, Inc.(1)	880	103,365
Floor & Decor Holdings, Inc., Class A(1)	2,335	91,415
Home Depot, Inc. (The)	263	56,201
JD Sports Fashion plc	3,380	26,750
Kingfisher plc	293,725	790,224
MarineMax, Inc.(1)	970	14,977
Murphy USA, Inc.(1)	1,543	136,340
National Vision Holdings, Inc.(1)	621	19,617
O'Reilly Automotive, Inc.(1)	1,431	544,868
Penske Automotive Group, Inc.	894	41,097
TJX Cos., Inc. (The)	8,601	469,271
Tokyo Base Co. Ltd.(1)	2,700	18,397
Tractor Supply Co.	1,552	168,873
Ulta Beauty, Inc.(1)	293	102,330
		4,188,699
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	16,134	3,437,187
Cray, Inc.(1)	1,125	38,970
HP, Inc.	8,820	185,573
		3,661,730
Textiles, Apparel and Luxury Goods — 0.5%
adidas AG	880	282,200
Burberry Group plc	6,500	177,323
Canada Goose Holdings, Inc.(1)	4,056	189,780
Deckers Outdoor Corp.(1)	2,124	331,939
HUGO BOSS AG	1,650	104,150
Lululemon Athletica, Inc.(1)	509	97,265
LVMH Moet Hennessy Louis Vuitton SE	340	140,588
NIKE, Inc., Class B	7,530	647,806
Salvatore Ferragamo SpA	933	19,533
Tapestry, Inc.	4,068	125,823
		2,116,407
Thrifts and Mortgage Finance — 0.1%
Aruhi Corp.	1,200	22,481
Capitol Federal Financial, Inc.	16,644	227,357
Essent Group Ltd.(1)	3,697	170,653

30

	Shares/ Principal Amount	Value
LendingTree, Inc.(1)	40	$12,902
		433,393
Tobacco†
Swedish Match AB	2,120	81,027
Trading Companies and Distributors — 0.4%
AerCap Holdings NV(1)	11,522	628,295
DXP Enterprises, Inc.(1)	80	2,716
Ferguson plc(1)	1,870	139,273
Foundation Building Materials, Inc.(1)	961	16,539
GMS, Inc.(1)	833	18,751
Grafton Group plc	2,427	21,329
H&E Equipment Services, Inc.	913	27,947
HD Supply Holdings, Inc.(1)	612	24,792
IMCD NV	382	33,541
Indutrade AB	1,514	42,699
MonotaRO Co. Ltd.	7,400	161,712
MSC Industrial Direct Co., Inc., Class A	5,207	369,957
NOW, Inc.(1)	1,359	16,648
Seven Group Holdings Ltd.	4,501	54,984
SiteOne Landscape Supply, Inc.(1)	461	34,054
Yamazen Corp.	6,500	61,841
		1,655,078
Transportation Infrastructure†
Macquarie Infrastructure Corp.	753	31,204
Water Utilities†
SJW Group	218	14,146
Wireless Telecommunication Services†
T-Mobile US, Inc.(1)	36	2,870
TOTAL COMMON STOCKS (Cost $140,043,045)		179,408,052
U.S. TREASURY SECURITIES — 14.1%
U.S. Treasury Bonds, 3.125%, 11/15/41	$150,000	167,815
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	470,842
U.S. Treasury Bonds, 2.875%, 5/15/43	920,000	983,951
U.S. Treasury Bonds, 3.125%, 8/15/44	100,000	111,504
U.S. Treasury Bonds, 3.00%, 11/15/44	150,000	163,737
U.S. Treasury Bonds, 2.50%, 2/15/45(2)	2,700,000	2,689,189
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	655,629
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	929,621
U.S. Treasury Bonds, 2.50%, 5/15/46	450,000	447,372
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,105,830	2,345,031
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	380,967	440,067
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	566,675	575,123
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	556,935	546,336
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	543,760	544,315
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	530,445	546,834
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,728,369	2,714,933

31

		Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		$3,106,544	$3,084,115
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23		3,411,364	3,432,744
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		1,426,815	1,449,336
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24		9,437,138	9,414,186
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		4,324,880	4,324,280
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		6,035,568	6,182,180
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		1,175,218	1,169,135
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27		212,032	213,860
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		1,557,315	1,585,440
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		2,535,550	2,673,450
U.S. Treasury Notes, 1.75%, 9/30/19		2,000,000	1,998,685
U.S. Treasury Notes, 1.50%, 11/30/19		1,090,000	1,087,658
U.S. Treasury Notes, 1.375%, 1/15/20		350,000	348,838
U.S. Treasury Notes, 1.50%, 5/31/20		300,000	298,559
U.S. Treasury Notes, 1.375%, 9/15/20		900,000	893,812
U.S. Treasury Notes, 1.375%, 10/31/20		1,600,000	1,588,062
U.S. Treasury Notes, 2.00%, 11/30/20		250,000	250,117
U.S. Treasury Notes, 2.50%, 2/28/21		2,750,000	2,774,062
U.S. Treasury Notes, 1.875%, 4/30/22		900,000	900,826
U.S. Treasury Notes, 2.25%, 8/15/27(2)		300,000	306,592
TOTAL U.S. TREASURY SECURITIES (Cost $57,103,591)			58,308,236
CORPORATE BONDS — 10.6%
Aerospace and Defense — 0.1%
Arconic, Inc., 5.125%, 10/1/24		50,000	53,350
Bombardier, Inc., 8.75%, 12/1/21(3)		25,000	27,344
Bombardier, Inc., 7.50%, 3/15/25(3)		35,000	35,722
TransDigm, Inc., 6.00%, 7/15/22		40,000	40,512
United Technologies Corp., 6.05%, 6/1/36		51,000	66,403
United Technologies Corp., 5.70%, 4/15/40		75,000	97,583
			320,914
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24		120,000	122,796
XPO Logistics, Inc., 6.50%, 6/15/22(3)		19,000	19,349
			142,145
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(3)		40,000	40,400
United Airlines Holdings, Inc., 5.00%, 2/1/24		45,000	47,362
			87,762
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		12,000	12,181
Automobiles — 0.2%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	45,623
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	58,061
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$240,000	252,488
General Motors Co., 4.20%, 10/1/27		30,000	30,496
General Motors Co., 5.15%, 4/1/38		100,000	100,661

32

		Shares/ Principal Amount	Value
General Motors Financial Co., Inc., 3.20%, 7/6/21		$190,000	$191,622
			678,951
Banks — 2.2%
ABN AMRO Bank NV, MTN, VRN, 2.875%, 6/30/25	EUR	100,000	113,458
Akbank T.A.S., 5.00%, 10/24/22		$50,000	48,807
Avi Funding Co. Ltd., 3.80%, 9/16/25(3)		102,000	106,402
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/31		82,000	80,771
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	242,745
Banistmo SA, 3.65%, 9/19/22		$120,000	121,062
Bank of America Corp., 4.10%, 7/24/23		70,000	74,370
Bank of America Corp., MTN, 4.20%, 8/26/24		260,000	276,339
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	127,626
Bank of America Corp., MTN, 5.00%, 1/21/44		$60,000	73,924
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48		40,000	45,991
Bank of America Corp., VRN, 3.42%, 12/20/28		56,000	57,667
Barclays Bank plc, 5.14%, 10/14/20		100,000	102,566
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	200,000	216,479
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	116,634
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	100,000	117,352
CIT Group, Inc., 5.00%, 8/15/22		$90,000	95,400
Citigroup, Inc., 2.75%, 4/25/22		60,000	60,496
Citigroup, Inc., 4.45%, 9/29/27		350,000	377,977
Citigroup, Inc., VRN, 3.52%, 10/27/28		210,000	216,899
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	258,837
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	120,000	154,027
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	100,000	115,650
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	151,476
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	351,000	435,554
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	62,000	97,417
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	165,000	199,732
Fifth Third BanCorp., 4.30%, 1/16/24		$60,000	63,914
Fifth Third Bank, 2.875%, 10/1/21		31,000	31,302
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	90,000	128,733
HSBC Holdings plc, 4.30%, 3/8/26		$200,000	214,028
HSBC Holdings plc, VRN, 3.26%, 3/13/23		200,000	203,005
Intercorp Financial Services, Inc., 4.125%, 10/19/27(3)		125,000	127,750
JPMorgan Chase & Co., 3.875%, 9/10/24		550,000	577,324
JPMorgan Chase & Co., 3.125%, 1/23/25		240,000	245,796
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49		90,000	95,707
KEB Hana Bank, MTN, 4.375%, 9/30/24		82,000	86,929
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	250,000	327,111
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	125,490
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		$80,000	81,679
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		25,000	26,890
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	100,000	130,272
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/27(3)		$60,000	52,002
U.S. Bancorp, MTN, 3.60%, 9/11/24		24,000	25,219

33

		Shares/ Principal Amount	Value
U.S. Bank N.A., 2.80%, 1/27/25		$250,000	$255,202
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	100,000	117,552
Wells Fargo & Co., 4.125%, 8/15/23		$100,000	105,517
Wells Fargo & Co., 3.00%, 4/22/26		180,000	181,834
Wells Fargo & Co., MTN, 2.60%, 7/22/20		130,000	130,374
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	127,031
Wells Fargo & Co., MTN, 4.65%, 11/4/44		115,000	130,155
Westpac Banking Corp., 4.875%, 11/19/19		1,200,000	1,209,354
Woori Bank, MTN, 4.75%, 4/30/24		61,000	65,065
			8,950,893
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		180,000	205,017
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	60,415
			265,432
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22		$5,000	5,050
AbbVie, Inc., 3.60%, 5/14/25		40,000	41,246
AbbVie, Inc., 4.40%, 11/6/42		130,000	128,962
AbbVie, Inc., 4.70%, 5/14/45		10,000	10,199
Amgen, Inc., 4.66%, 6/15/51		138,000	151,633
Celgene Corp., 3.25%, 8/15/22		90,000	92,329
Celgene Corp., 3.625%, 5/15/24		15,000	15,646
Celgene Corp., 3.875%, 8/15/25		130,000	138,447
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	114,801
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	242,995
			941,308
Building Products†
Builders FirstSource, Inc., 5.625%, 9/1/24(3)		9,000	9,349
Capital Markets — 0.3%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	100,000	123,186
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	115,624
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	66,311
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$305,000	313,203
Morgan Stanley, 4.375%, 1/22/47		40,000	45,062
Morgan Stanley, MTN, 5.625%, 9/23/19		150,000	150,658
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	262,480
Morgan Stanley, MTN, 4.00%, 7/23/25		70,000	74,799
Morgan Stanley, MTN, VRN, 2.72%, 7/22/25		92,000	92,204
SURA Asset Management SA, 4.375%, 4/11/27		40,000	41,600
			1,285,127
Chemicals†
CF Industries, Inc., 3.45%, 6/1/23		20,000	20,275
Element Solutions, Inc., 5.875%, 12/1/25(3)		10,000	10,225
Equate Petrochemical BV, 4.25%, 11/3/26(3)		34,000	36,222
Huntsman International LLC, 5.125%, 11/15/22		25,000	26,530
Olin Corp., 5.125%, 9/15/27		10,000	10,105

34

		Shares/ Principal Amount	Value
Tronox Finance plc, 5.75%, 10/1/25(3)		$10,000	$9,450
			112,807
Commercial Services and Supplies — 0.1%
ADT Security Corp. (The), 6.25%, 10/15/21		20,000	21,351
HPHT Finance 15 Ltd., 2.875%, 3/17/20(3)		204,000	204,278
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)		60,000	60,207
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(3)		25,000	26,312
Republic Services, Inc., 3.55%, 6/1/22		220,000	226,127
RR Donnelley & Sons Co., 6.00%, 4/1/24		25,000	24,656
			562,931
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(3)		50,000	45,750
HTA Group Ltd., 9.125%, 3/8/22(3)		61,000	64,041
IHS Netherlands Holdco BV, 9.50%, 10/27/21(3)		37,000	38,382
			148,173
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25		80,000	83,040
Standard Industries, Inc., 6.00%, 10/15/25(3)		20,000	21,025
			104,065
Consumer Finance — 0.1%
Capital One Financial Corp., 3.80%, 1/31/28		190,000	196,824
Navient Corp., 5.00%, 10/26/20		45,000	46,040
Navient Corp., 5.50%, 1/25/23		20,000	20,769
			263,633
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23		60,000	62,100
Berry Global, Inc., 5.125%, 7/15/23		25,000	25,625
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		175,000	181,125
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(3)		10,000	10,022
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		33,919	34,084
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(3)		30,000	30,600
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(3)		40,000	41,375
Sealed Air Corp., 5.125%, 12/1/24(3)		25,000	26,750
			411,681
Diversified Consumer Services†
CommonSpirit Health, 2.95%, 11/1/22		70,000	70,541
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., 2.75%, 3/15/23		50,000	51,008
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	200,000	227,238
Gulf Gate Apartments LLC, VRN, 2.34%, 9/1/28, (Acquired 9/29/03 - 11/10/03, Cost $3,000,000)(4)		$3,000,000	3,000,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		50,000	50,687

35

		Shares/ Principal Amount	Value
MDC GMTN B.V., 3.25%, 4/28/22(3)		$41,000	$41,830
Voya Financial, Inc., 5.70%, 7/15/43		110,000	136,267
			3,507,030
Diversified Telecommunication Services — 0.4%
Altice France SA, 7.375%, 5/1/26(3)		35,000	37,107
AT&T, Inc., 4.45%, 4/1/24		6,000	6,458
AT&T, Inc., 3.40%, 5/15/25		90,000	92,648
AT&T, Inc., 2.95%, 7/15/26		80,000	80,394
AT&T, Inc., 3.80%, 2/15/27		100,000	104,415
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	130,704
AT&T, Inc., 5.15%, 11/15/46		$171,000	189,587
CenturyLink, Inc., 5.625%, 4/1/20		50,000	50,843
CenturyLink, Inc., 5.80%, 3/15/22		10,000	10,450
Cincinnati Bell, Inc., 7.00%, 7/15/24(3)		5,000	4,300
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	50,000	61,490
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	46,258
Frontier Communications Corp., 10.50%, 9/15/22		$85,000	53,550
Frontier Communications Corp., 11.00%, 9/15/25		35,000	20,475
Hughes Satellite Systems Corp., 5.25%, 8/1/26		25,000	26,581
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(3)		80,000	83,200
Level 3 Financing, Inc., 5.375%, 8/15/22		55,000	55,412
Ooredoo International Finance Ltd., 3.75%, 6/22/26(3)		61,000	63,704
Orange SA, 4.125%, 9/14/21		120,000	124,334
Telecom Italia Capital SA, 6.375%, 11/15/33		45,000	47,484
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	128,241
Turk Telekomunikasyon AS, 4.875%, 6/19/24(3)		$80,000	76,713
Verizon Communications, Inc., 2.625%, 8/15/26		120,000	119,766
Verizon Communications, Inc., 4.40%, 11/1/34		40,000	44,510
Verizon Communications, Inc., 4.75%, 11/1/41		15,000	17,240
Verizon Communications, Inc., 5.01%, 8/21/54		55,000	65,218
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23		25,000	25,875
			1,766,957
Electric Utilities — 0.2%
Duke Energy Florida LLC, 6.35%, 9/15/37		70,000	97,959
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	84,431
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	9,932
Exelon Corp., 4.45%, 4/15/46		30,000	32,943
FirstEnergy Corp., 4.25%, 3/15/23		120,000	126,635
FirstEnergy Corp., 4.85%, 7/15/47		30,000	34,536
Georgia Power Co., 4.30%, 3/15/42		50,000	53,624
Greenko Investment Co., 4.875%, 8/16/23(3)		41,000	40,539
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)		50,000	50,423
Pampa Energia SA, 7.50%, 1/24/27		82,000	75,952
Progress Energy, Inc., 3.15%, 4/1/22		60,000	60,995
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	29,875

36

		Shares/ Principal Amount	Value
SSE plc, VRN, 2.375%, 4/1/21	EUR	100,000	$113,254
Xcel Energy, Inc., 3.35%, 12/1/26		$40,000	41,500
			852,598
Energy Equipment and Services — 0.1%
Halliburton Co., 4.85%, 11/15/35		60,000	66,043
Nabors Industries, Inc., 4.625%, 9/15/21		10,000	9,850
Transocean, Inc., 9.00%, 7/15/23(3)		55,000	58,078
Valaris plc, 8.00%, 1/31/24		17,000	14,450
Valaris plc, 5.20%, 3/15/25		30,000	21,600
			170,021
Entertainment — 0.1%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		25,000	23,711
Viacom, Inc., 4.375%, 3/15/43		30,000	29,702
VTR Finance BV, 6.875%, 1/15/24		92,000	95,335
Walt Disney Co. (The), 6.90%, 8/15/39(3)		30,000	44,813
Walt Disney Co. (The), 4.75%, 9/15/44(3)		32,000	39,497
			233,058
Equity Real Estate Investment Trusts (REITs) — 0.1%
Boston Properties LP, 3.65%, 2/1/26		100,000	104,819
Equinix, Inc., 5.375%, 5/15/27		20,000	21,519
Essex Portfolio LP, 3.625%, 8/15/22		90,000	92,643
Essex Portfolio LP, 3.25%, 5/1/23		30,000	30,580
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		20,000	21,637
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		20,000	21,812
Hospitality Properties Trust, 4.65%, 3/15/24		60,000	61,830
Iron Mountain, Inc., 5.75%, 8/15/24		35,000	35,339
Iron Mountain, Inc., 4.875%, 9/15/27(3)		20,000	19,950
Kilroy Realty LP, 3.80%, 1/15/23		100,000	103,849
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		20,000	21,425
SBA Communications Corp., 4.875%, 7/15/22		35,000	35,438
			570,841
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24		35,000	36,662
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(3)		163,000	162,434
Kroger Co. (The), 3.30%, 1/15/21		170,000	172,115
Kroger Co. (The), 3.875%, 10/15/46		50,000	44,964
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	68,251
Walmart, Inc., 2.55%, 4/11/23		$19,000	19,249
Walmart, Inc., 4.05%, 6/29/48		140,000	161,256
			664,931
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		20,000	19,975
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(3)		20,000	20,600
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(3)		30,000	31,088
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)		70,000	73,500

37

	Shares/ Principal Amount	Value
MHP SE, 7.75%, 5/10/24(3)	$51,000	$54,593
Minerva Luxembourg SA, 6.50%, 9/20/26	126,000	128,835
Minerva Luxembourg SA, 5.875%, 1/19/28(3)	30,000	29,625
Pilgrim's Pride Corp., 5.75%, 3/15/25(3)	70,000	72,450
Post Holdings, Inc., 5.00%, 8/15/26(3)	40,000	41,000
		471,666
Gas Utilities — 0.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	9,000	9,242
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	40,000	44,104
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	20,000	21,848
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	102,000	106,444
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	25,000	25,540
Enterprise Products Operating LLC, 4.85%, 3/15/44	220,000	242,919
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	35,000	35,740
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	20,000	19,750
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	82,000	88,907
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	163,595
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	180,000	200,297
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	170,000	173,171
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	45,000	45,211
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	20,000	20,704
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	30,000	30,487
		1,227,959
Health Care Equipment and Supplies†
Medtronic, Inc., 3.50%, 3/15/25	6,000	6,371
Medtronic, Inc., 4.375%, 3/15/35	136,000	158,989
		165,360
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	10,000	10,038
Aetna, Inc., 2.75%, 11/15/22	90,000	90,243
Anthem, Inc., 4.65%, 1/15/43	50,000	54,133
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	50,000	34,500
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	20,000	19,225
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(3)	10,000	8,400
CVS Health Corp., 3.50%, 7/20/22	110,000	112,933
CVS Health Corp., 4.30%, 3/25/28	130,000	138,102
CVS Health Corp., 4.78%, 3/25/38	60,000	63,653
CVS Health Corp., 5.05%, 3/25/48	70,000	76,198
DaVita, Inc., 5.125%, 7/15/24	35,000	35,219
DaVita, Inc., 5.00%, 5/1/25	30,000	29,513
Encompass Health Corp., 5.75%, 11/1/24	14,000	14,210
38

	Shares/ Principal Amount	Value
HCA, Inc., 5.00%, 3/15/24	$70,000	$76,052
HCA, Inc., 5.375%, 2/1/25	70,000	75,877
HCA, Inc., 4.50%, 2/15/27	45,000	47,887
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(3)	30,000	31,162
Northwell Healthcare, Inc., 4.26%, 11/1/47	40,000	43,035
Team Health Holdings, Inc., 6.375%, 2/1/25(3)	10,000	8,200
Tenet Healthcare Corp., 4.50%, 4/1/21	10,000	10,213
Tenet Healthcare Corp., 8.125%, 4/1/22	35,000	37,494
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	41,300
Tenet Healthcare Corp., 5.125%, 5/1/25	50,000	49,948
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	121,641
UnitedHealth Group, Inc., 3.75%, 7/15/25	50,000	53,432
UnitedHealth Group, Inc., 4.25%, 3/15/43	80,000	88,225
		1,370,833
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(3)	50,000	50,175
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)	30,000	30,675
Boyd Gaming Corp., 6.875%, 5/15/23	10,000	10,375
Boyd Gaming Corp., 6.375%, 4/1/26	25,000	26,469
Eldorado Resorts, Inc., 7.00%, 8/1/23	35,000	36,662
Golden Nugget, Inc., 6.75%, 10/15/24(3)	30,000	30,956
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	110,000	111,672
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	20,000	20,550
International Game Technology plc, 6.25%, 2/15/22(3)	25,000	26,438
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(3)	20,000	20,490
McDonald's Corp., MTN, 3.375%, 5/26/25	60,000	62,704
McDonald's Corp., MTN, 4.70%, 12/9/35	40,000	46,321
MGM Resorts International, 6.00%, 3/15/23	30,000	32,625
MGM Resorts International, 4.625%, 9/1/26	10,000	10,300
Penn National Gaming, Inc., 5.625%, 1/15/27(3)	35,000	35,630
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(3)	10,000	10,175
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	60,000	65,041
Scientific Games International, Inc., 6.25%, 9/1/20	15,000	15,094
Scientific Games International, Inc., 10.00%, 12/1/22	11,000	11,509
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(3)	55,000	57,819
Yum! Brands, Inc., 3.75%, 11/1/21	25,000	25,313
		736,993
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	2,000	1,980
Beazer Homes USA, Inc., 5.875%, 10/15/27	20,000	18,400
Lennar Corp., 4.75%, 4/1/21	70,000	71,750
Meritage Homes Corp., 5.125%, 6/6/27	40,000	41,600

39

		Shares/ Principal Amount	Value
PulteGroup, Inc., 5.50%, 3/1/26		$20,000	$21,625
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(3)		20,000	20,676
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(3)		55,000	57,612
Toll Brothers Finance Corp., 4.35%, 2/15/28		80,000	81,160
William Lyon Homes, Inc., 5.875%, 1/31/25		25,000	25,125
			339,928
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(3)		25,000	25,445
Spectrum Brands, Inc., 5.75%, 7/15/25		40,000	41,638
			67,083
Independent Power and Renewable Electricity Producers†
Calpine Corp., 5.375%, 1/15/23		35,000	35,350
Insurance — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		150,000	157,030
Allianz SE, VRN, 3.375%, 9/18/24	EUR	200,000	245,328
American International Group, Inc., 4.125%, 2/15/24		$240,000	255,387
American International Group, Inc., 4.50%, 7/16/44		70,000	75,051
Assicurazioni Generali SpA, VRN, 6.42%, 2/8/22	GBP	50,000	64,300
AXA SA, 7.125%, 12/15/20	GBP	110,000	144,493
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	253,918
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$90,000	92,177
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48		110,000	123,937
Chubb INA Holdings, Inc., 3.15%, 3/15/25		120,000	124,803
Chubb INA Holdings, Inc., 3.35%, 5/3/26		60,000	63,187
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	100,000	124,119
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25	EUR	100,000	122,875
Fiore Capital LLC, VRDN, 2.35%, 8/7/19 (LOC: Wells Fargo Bank N.A.)		$1,500,000	1,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		20,000	20,800
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		30,000	38,037
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24	EUR	200,000	234,225
Markel Corp., 4.90%, 7/1/22		$120,000	127,382
MetLife, Inc., 4.125%, 8/13/42		9,000	9,781
MetLife, Inc., 4.875%, 11/13/43		70,000	84,207
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)		100,000	101,943
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	50,860
Prudential Financial, Inc., 3.94%, 12/7/49		166,000	176,219
WR Berkley Corp., 4.625%, 3/15/22		80,000	84,346
			4,274,405
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(3)		45,000	41,400
Tencent Holdings Ltd., 3.80%, 2/11/25(3)		61,000	63,841
			105,241

40

		Shares/ Principal Amount	Value
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		$140,000	$140,993
JD.com, Inc., 3.875%, 4/29/26		102,000	101,798
			242,791
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		90,000	91,379
First Data Corp., 5.75%, 1/15/24(3)		5,000	5,152
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	125,372
			221,903
Life Sciences Tools and Services†
IQVIA, Inc., 4.875%, 5/15/23(3)		$30,000	30,720
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		93,000	94,943
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		35,000	35,839
			161,502
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21		30,000	29,628
Media — 0.5%
Altice Financing SA, 6.625%, 2/15/23(3)		70,000	72,362
AMC Networks, Inc., 4.75%, 8/1/25		100,000	102,125
CBS Corp., 4.85%, 7/1/42		50,000	54,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		170,000	172,231
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(3)		85,000	89,757
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(3)		30,000	31,013
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		290,000	313,029
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		20,000	23,554
Comcast Corp., 6.40%, 5/15/38		110,000	150,526
Comcast Corp., 4.75%, 3/1/44		120,000	139,923
CSC Holdings LLC, 6.75%, 11/15/21		45,000	48,262
CSC Holdings LLC, 6.625%, 10/15/25(3)		50,000	53,250
CSC Holdings LLC, 5.50%, 5/15/26(3)		25,000	26,188
Digicel Ltd., 6.00%, 4/15/21		61,000	42,242
DISH DBS Corp., 6.75%, 6/1/21		25,000	26,086
DISH DBS Corp., 5.00%, 3/15/23		15,000	14,531
DISH DBS Corp., 5.875%, 11/15/24		55,000	51,184
Gray Television, Inc., 5.125%, 10/15/24(3)		25,000	25,719
Gray Television, Inc., 5.875%, 7/15/26(3)		40,000	41,600
Lamar Media Corp., 5.00%, 5/1/23		30,000	30,629
Lamar Media Corp., 5.375%, 1/15/24		100,000	103,375
Myriad International Holdings BV, 6.00%, 7/18/20		61,000	62,772
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(3)		25,000	26,031
Sinclair Television Group, Inc., 5.625%, 8/1/24(3)		30,000	30,929
Sirius XM Radio, Inc., 4.625%, 5/15/23(3)		15,000	15,300
Sirius XM Radio, Inc., 5.375%, 4/15/25(3)		50,000	52,062

41

		Shares/ Principal Amount	Value
TEGNA, Inc., 5.50%, 9/15/24(3)		$30,000	$31,088
Univision Communications, Inc., 5.125%, 2/15/25(3)		45,000	43,875
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	125,193
			1,998,836
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(3)		$20,000	21,050
Allegheny Technologies, Inc., 5.95%, 1/15/21		45,000	46,294
ArcelorMittal, 5.50%, 3/1/21		60,000	62,372
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		50,000	50,900
First Quantum Minerals Ltd., 7.25%, 4/1/23		50,000	49,687
First Quantum Minerals Ltd., 6.50%, 3/1/24(3)		110,000	106,235
Freeport-McMoRan, Inc., 3.55%, 3/1/22		55,000	55,279
Freeport-McMoRan, Inc., 5.40%, 11/14/34		40,000	38,800
Nexa Resources SA, 5.375%, 5/4/27		92,000	97,176
Novelis Corp., 5.875%, 9/30/26(3)		55,000	57,131
Steel Dynamics, Inc., 5.25%, 4/15/23		30,000	30,496
Vedanta Resources Ltd., 6.125%, 8/9/24(3)		87,000	81,992
			697,412
Multi-Utilities — 0.3%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(3)		82,000	88,241
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(3)		61,000	62,828
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		25,000	26,625
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	83,939
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		70,000	72,535
Centrica plc, VRN, 5.25%, 4/10/75	GBP	100,000	127,685
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		$60,000	63,439
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	80,900
Exelon Generation Co. LLC, 4.25%, 6/15/22		60,000	62,639
Exelon Generation Co. LLC, 5.60%, 6/15/42		40,000	45,800
Florida Power & Light Co., 3.95%, 3/1/48		50,000	55,333
Israel Electric Corp. Ltd., 6.875%, 6/21/23(3)		41,000	46,565
KazTransGas JSC, 4.375%, 9/26/27(3)		82,000	85,331
Listrindo Capital BV, 4.95%, 9/14/26		41,000	41,174
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	46,167
NiSource, Inc., 5.65%, 2/1/45		70,000	86,946
Sempra Energy, 2.875%, 10/1/22		130,000	131,224
Sempra Energy, 3.25%, 6/15/27		80,000	80,420
Sempra Energy, 4.00%, 2/1/48		40,000	40,392
Southwestern Public Service Co., 3.70%, 8/15/47		30,000	30,935
			1,359,118
Oil, Gas and Consumable Fuels — 0.9%
Antero Resources Corp., 5.125%, 12/1/22		95,000	91,200
Antero Resources Corp., 5.00%, 3/1/25		40,000	35,993
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		25,000	24,938
Chesapeake Energy Corp., 8.00%, 1/15/25		30,000	25,800

42

		Shares/ Principal Amount	Value
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23		$102,000	$102,924
CNX Resources Corp., 5.875%, 4/15/22		33,000	31,845
Denbury Resources, Inc., 9.00%, 5/15/21(3)		10,000	9,475
Denbury Resources, Inc., 4.625%, 7/15/23		15,000	5,850
Diamondback Energy, Inc., 4.75%, 11/1/24		25,000	25,774
Ecopetrol SA, 5.875%, 5/28/45		130,000	146,497
Enbridge, Inc., 4.00%, 10/1/23		70,000	73,570
Encana Corp., 6.50%, 2/1/38		60,000	72,371
Energy Transfer Operating LP, 4.15%, 10/1/20		110,000	111,660
Energy Transfer Operating LP, 3.60%, 2/1/23		14,000	14,353
Energy Transfer Operating LP, 6.50%, 2/1/42		80,000	94,850
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(3)		56,000	60,805
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(3)		56,000	71,989
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(3)		80,000	76,300
Gulfport Energy Corp., 6.00%, 10/15/24		15,000	11,624
Gulfport Energy Corp., 6.375%, 5/15/25		25,000	19,250
Hess Corp., 6.00%, 1/15/40		80,000	87,054
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		200,000	247,968
Laredo Petroleum, Inc., 6.25%, 3/15/23		10,000	9,025
MEG Energy Corp., 6.50%, 1/15/25(3)		25,000	25,031
MPLX LP, 4.875%, 12/1/24		25,000	27,248
MPLX LP, 4.875%, 6/1/25		30,000	32,660
MPLX LP, 4.50%, 4/15/38		40,000	40,545
MPLX LP, 5.20%, 3/1/47		20,000	21,460
Murphy Oil Corp., 4.20%, 12/1/22		30,000	30,592
Newfield Exploration Co., 5.75%, 1/30/22		150,000	160,237
Newfield Exploration Co., 5.375%, 1/1/26		10,000	10,952
Noble Energy, Inc., 4.15%, 12/15/21		120,000	123,756
Oasis Petroleum, Inc., 6.875%, 3/15/22		40,000	40,014
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(3)		40,000	40,702
Petrobras Global Finance BV, 5.75%, 2/1/29		150,000	161,700
Petrobras Global Finance BV, 7.25%, 3/17/44		70,000	82,180
Petroleos Mexicanos, 6.50%, 3/13/27		55,000	54,681
QEP Resources, Inc., 5.375%, 10/1/22		50,000	46,562
Range Resources Corp., 5.00%, 8/15/22		45,000	41,611
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20		13,678	13,928
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(3)		184,000	185,279
Reliance Industries Ltd., 4.125%, 1/28/25		133,000	139,330
Shell International Finance BV, 3.625%, 8/21/42		120,000	123,871
SM Energy Co., 5.00%, 1/15/24		25,000	23,063
Southwestern Energy Co., 6.20%, 1/23/25		35,000	30,362
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		60,000	61,500
TOTAL SA, MTN, VRN, 2.25%, 2/26/21	EUR	100,000	114,090
Tullow Oil plc, 7.00%, 3/1/25(3)		$100,000	100,875

43

	Shares/ Principal Amount	Value
Whiting Petroleum Corp., 5.75%, 3/15/21	$30,000	$30,150
Williams Cos., Inc. (The), 4.125%, 11/15/20	20,000	20,325
Williams Cos., Inc. (The), 4.55%, 6/24/24	170,000	182,461
Williams Cos., Inc. (The), 5.10%, 9/15/45	90,000	98,142
WPX Energy, Inc., 6.00%, 1/15/22	45,000	46,856
		3,561,278
Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/1/22	190,000	192,718
Allergan Funding SCS, 3.85%, 6/15/24	80,000	83,329
Allergan Funding SCS, 4.55%, 3/15/35	80,000	82,846
Bausch Health Cos., Inc., 5.50%, 3/1/23(3)	27,000	27,253
Bausch Health Cos., Inc., 7.00%, 3/15/24(3)	15,000	15,862
Bausch Health Cos., Inc., 6.125%, 4/15/25(3)	85,000	87,206
Horizon Pharma USA, Inc., 6.625%, 5/1/23	9,000	9,303
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	60,000	59,901
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	40,000	31,296
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	100,000	89,875
		679,589
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	143,349
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	90,000	108,127
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	16,000	18,252
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	40,000	44,387
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(3)	20,000	21,162
Rumo Luxembourg Sarl, 7.375%, 2/9/24	70,000	75,943
Union Pacific Corp., 4.75%, 9/15/41	120,000	136,418
		547,638
Semiconductors and Semiconductor Equipment†
Sensata Technologies BV, 5.00%, 10/1/25(3)	20,000	21,150
Software — 0.2%
Infor US, Inc., 6.50%, 5/15/22	60,000	61,275
Microsoft Corp., 2.70%, 2/12/25	210,000	215,111
Microsoft Corp., 3.45%, 8/8/36	50,000	53,208
Microsoft Corp., 4.25%, 2/6/47	160,000	188,858
Oracle Corp., 2.50%, 10/15/22	200,000	201,576
Oracle Corp., 3.625%, 7/15/23	60,000	63,187
Oracle Corp., 2.65%, 7/15/26	180,000	180,896
		964,111
Specialty Retail — 0.2%
Hertz Corp. (The), 6.25%, 10/15/22	40,000	40,604
Home Depot, Inc. (The), 3.75%, 2/15/24	70,000	74,553
Home Depot, Inc. (The), 5.95%, 4/1/41	180,000	246,344
L Brands, Inc., 5.625%, 2/15/22	40,000	42,170
Party City Holdings, Inc., 6.125%, 8/15/23(3)	25,000	25,125
PetSmart, Inc., 5.875%, 6/1/25(3)	10,000	9,936

44

		Shares/ Principal Amount	Value
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23		$10,000	$10,206
Sonic Automotive, Inc., 5.00%, 5/15/23		25,000	25,308
United Rentals North America, Inc., 4.625%, 7/15/23		105,000	107,727
United Rentals North America, Inc., 5.50%, 7/15/25		45,000	46,913
United Rentals North America, Inc., 5.50%, 5/15/27		15,000	15,708
			644,594
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.50%, 2/9/25		220,000	221,741
Apple, Inc., 2.45%, 8/4/26		80,000	79,950
Apple, Inc., 3.20%, 5/11/27		100,000	104,263
Apple, Inc., 2.90%, 9/12/27		50,000	51,208
Dell International LLC / EMC Corp., 7.125%, 6/15/24(3)		70,000	74,026
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		170,000	172,039
NCR Corp., 5.00%, 7/15/22		20,000	20,169
Western Digital Corp., 4.75%, 2/15/26		20,000	19,825
			743,221
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(3)		65,000	67,776
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(3)		30,000	29,813
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(3)		97,000	101,855
GTH Finance BV, 7.25%, 4/26/23(3)		121,000	134,414
Millicom International Cellular SA, 5.125%, 1/15/28(3)		102,000	104,932
Sprint Corp., 7.25%, 9/15/21		85,000	91,481
Sprint Corp., 7.875%, 9/15/23		35,000	38,981
Sprint Corp., 7.125%, 6/15/24		70,000	76,563
T-Mobile USA, Inc., 6.375%, 3/1/25		30,000	31,163
T-Mobile USA, Inc., 6.50%, 1/15/26		10,000	10,672
			590,061
TOTAL CORPORATE BONDS (Cost $42,344,547)			43,488,568
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.9%
Australia — 0.2%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,012,000	753,720
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	218,232
			971,952
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(3)	EUR	126,000	158,630
Republic of Austria Government Bond, 0.75%, 10/20/26(3)	EUR	140,000	168,377
Republic of Austria Government Bond, 4.15%, 3/15/37(3)	EUR	101,000	188,265
			515,272
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	47,000	91,805
Canada — 0.4%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	302,000	236,737
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	544,868

45

		Shares/ Principal Amount	Value
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	$364,048
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	363,001
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	35,833
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	94,071
			1,638,558
Colombia†
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	138,376
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	100,434
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	83,420
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	75,016
			158,436
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	173,000	244,443
France — 0.6%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	1,030,570	1,285,143
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	217,176	376,384
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	358,000	649,664
			2,311,191
Germany — 0.7%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	155,000	183,518
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(5)	EUR	428,000	496,411
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	923,000	1,091,246
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	181,000	298,116
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	176,000	394,050
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	136,000	242,005
			2,705,346
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	3,000,000,000	228,922
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	255,707
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	300,173
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	1,138,427
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	499,000	778,291
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(3)	EUR	295,000	387,456
			2,604,347
Japan — 2.0%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	31,500,000	301,346
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	161,750,000	2,078,765
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,959,728
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	39,200,000	461,083
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	313,550,000	3,389,957
			8,190,879

46

		Shares/ Principal Amount	Value
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	$194,452
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,800,000	399,045
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	416,700
			815,745
Netherlands — 0.2%
Netherlands Government Bond, 0.00%, 1/15/22(3)(5)	EUR	95,000	107,177
Netherlands Government Bond, 0.50%, 7/15/26(3)	EUR	401,000	476,872
Netherlands Government Bond, 2.75%, 1/15/47(3)	EUR	63,000	119,038
			703,087
Norway — 0.6%
Norway Government Bond, 2.00%, 5/24/23(3)	NOK	360,000	41,791
Norway Government Bond, 1.75%, 2/17/27(3)	NOK	1,510,000	176,058
Norway Government Bond, 1.75%, 9/6/29(3)	NOK	18,900,000	2,212,603
			2,430,452
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	182,746
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	4,500,000	70,577
Singapore — 0.1%
Singapore Government Bond, 3.125%, 9/1/22	SGD	288,000	218,667
South Africa†
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$75,000	76,032
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(3)	EUR	5,000	6,661
Spain Government Bond, 1.60%, 4/30/25(3)	EUR	164,000	200,497
Spain Government Bond, 5.15%, 10/31/28(3)	EUR	16,000	25,818
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	30,000	62,604
			295,580
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	292,318
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	133,767
			426,085
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	3,450,000	120,166
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	342,280
			462,446
United Kingdom — 0.6%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	123,000	156,110
United Kingdom Gilt, 1.50%, 7/22/26	GBP	521,000	680,237
United Kingdom Gilt, 4.50%, 12/7/42	GBP	403,000	813,788
United Kingdom Gilt, 4.25%, 12/7/49	GBP	137,000	290,428

47

		Shares/ Principal Amount	Value
United Kingdom Gilt, 4.25%, 12/7/55	GBP	192,000	$436,285
			2,376,848
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $26,621,756)			28,408,385
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.6%
FHLMC, VRN, 4.75%, (1-year H15T1Y plus 2.25%), 9/1/35		$112,204	118,401
FHLMC, VRN, 4.74%, (12-month LIBOR plus 1.87%), 7/1/36		8,053	8,477
FHLMC, VRN, 4.46%, (1-year H15T1Y plus 2.14%), 10/1/36		28,485	29,957
FHLMC, VRN, 4.80%, (1-year H15T1Y plus 2.25%), 4/1/37		75,084	79,147
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.78%), 9/1/40		33,430	34,875
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41		12,627	13,236
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41		32,409	33,357
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.87%), 7/1/41		56,226	58,769
FHLMC, VRN, 4.72%, (12-month LIBOR plus 1.64%), 2/1/43		25,500	26,368
FHLMC, VRN, 4.44%, (12-month LIBOR plus 1.65%), 6/1/43		15,499	16,101
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43		310	321
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46		362,606	363,461
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47		277,784	282,375
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		37,472	38,866
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		90,463	93,825
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		58,263	60,356
FNMA, VRN, 4.20%, (6-month LIBOR plus 1.57%), 6/1/35		100,941	104,646
FNMA, VRN, 4.34%, (6-month LIBOR plus 1.54%), 9/1/35		8,748	9,057
FNMA, VRN, 4.56%, (1-year H15T1Y plus 2.16%), 3/1/38		59,459	62,546
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40		11,821	12,516
FNMA, VRN, 4.71%, (12-month LIBOR plus 1.80%), 3/1/40		25,092	26,470
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40		74,806	77,973
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.76%), 10/1/40		61,383	63,861
FNMA, VRN, 3.33%, (12-month LIBOR plus 1.82%), 9/1/41		59,977	61,579
FNMA, VRN, 2.71%, (12-month LIBOR plus 1.72%), 4/1/42		12,477	12,646
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46		92,137	92,934
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47		234,915	239,495
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47		68,585	69,923
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47		149,413	152,401
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47		279,549	285,288
			2,529,227
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 5.0%
FHLMC, 8.00%, 7/1/30		1,889	2,241
FHLMC, 6.50%, 5/1/31		7,161	7,951
FHLMC, 5.50%, 12/1/33		64,942	72,080
FHLMC, 5.50%, 1/1/38		84,553	92,763
FHLMC, 6.00%, 2/1/38		115,146	131,193
FHLMC, 6.00%, 11/1/38		84,470	96,042
FNMA, 4.50%, TBA		1,956,000	2,050,259
FNMA, 5.00%, 9/1/20		18,667	19,173

48

	Shares/ Principal Amount	Value
FNMA, 7.00%, 6/1/26	$211	$231
FNMA, 6.50%, 6/1/29	8,967	9,948
FNMA, 7.00%, 7/1/29	522	523
FNMA, 7.00%, 3/1/30	3,507	3,805
FNMA, 7.50%, 9/1/30	2,185	2,596
FNMA, 6.50%, 9/1/31	16,331	18,125
FNMA, 7.00%, 9/1/31	4,271	4,472
FNMA, 6.50%, 1/1/32	3,493	3,877
FNMA, 5.50%, 6/1/33	54,019	59,943
FNMA, 5.50%, 8/1/33	240,212	267,971
FNMA, 5.50%, 9/1/33	71,313	79,780
FNMA, 5.00%, 11/1/33	236,887	258,383
FNMA, 5.50%, 1/1/34	197,500	220,129
FNMA, 3.50%, 3/1/34	176,472	183,318
FNMA, 4.50%, 9/1/35	122,466	131,877
FNMA, 5.00%, 2/1/36	206,353	226,575
FNMA, 5.50%, 4/1/36	35,359	39,570
FNMA, 5.00%, 10/1/36	18,203	19,328
FNMA, 5.50%, 12/1/36	72,533	81,068
FNMA, 5.50%, 1/1/37	230,265	257,902
FNMA, 6.50%, 8/1/37	25,981	28,615
FNMA, 5.00%, 4/1/40	427,313	466,574
FNMA, 4.00%, 1/1/41	615,866	656,207
FNMA, 5.00%, 6/1/41	341,512	372,759
FNMA, 4.50%, 7/1/41	316,300	341,202
FNMA, 4.50%, 9/1/41	243,130	262,378
FNMA, 4.50%, 9/1/41	744,076	802,976
FNMA, 4.00%, 12/1/41	577,684	615,942
FNMA, 4.00%, 1/1/42	365,802	388,001
FNMA, 3.50%, 5/1/42	749,766	781,334
FNMA, 3.50%, 6/1/42	464,460	484,044
FNMA, 3.00%, 11/1/42	874,951	892,044
FNMA, 3.50%, 5/1/45	538,784	558,162
FNMA, 3.50%, 2/1/46	1,382,566	1,430,825
FNMA, 3.00%, 11/1/46	478,378	485,724
FNMA, 6.50%, 8/1/47	9,214	9,865
FNMA, 6.50%, 9/1/47	18,654	19,902
FNMA, 6.50%, 9/1/47	896	958
FNMA, 6.50%, 9/1/47	9,807	10,468
FNMA, 3.00%, 4/1/48	466,708	474,095
FNMA, 4.00%, 6/1/48	2,746,608	2,853,536
GNMA, 3.00%, TBA	1,100,000	1,123,654
GNMA, 7.00%, 1/15/24	626	652
GNMA, 8.00%, 7/15/24	3,194	3,284
GNMA, 8.00%, 9/15/24	1,007	1,006
GNMA, 9.00%, 4/20/25	463	505
GNMA, 7.00%, 9/15/25	4,880	4,955

49

	Shares/ Principal Amount	Value
GNMA, 7.50%, 10/15/25	$3,323	$3,366
GNMA, 7.50%, 2/15/26	8,022	8,625
GNMA, 8.25%, 7/15/26	20,722	20,995
GNMA, 7.00%, 12/15/27	12,265	12,311
GNMA, 6.50%, 2/15/28	1,948	2,145
GNMA, 6.50%, 3/15/28	7,847	8,638
GNMA, 6.50%, 4/15/28	547	602
GNMA, 6.00%, 10/15/28	15,152	16,746
GNMA, 7.00%, 5/15/31	5,179	5,960
GNMA, 5.50%, 11/15/32	35,290	39,141
GNMA, 6.50%, 10/15/38	404,276	469,405
GNMA, 4.50%, 5/20/41	330,529	354,160
GNMA, 4.50%, 6/15/41	187,818	202,849
GNMA, 4.00%, 12/15/41	701,240	744,787
GNMA, 3.50%, 6/20/42	285,906	299,788
GNMA, 3.50%, 7/20/42	218,551	229,107
GNMA, 3.50%, 4/20/45	87,542	91,100
GNMA, 2.50%, 7/20/46	141,681	141,852
GNMA, 2.50%, 8/20/46	445,436	445,974
GNMA, 2.50%, 2/20/47	47,967	48,025
		20,556,366
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $22,673,713)		23,085,593
MUNICIPAL SECURITIES — 3.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	151,598
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.47%, 8/7/19 (LOC: Bank of America N.A.)	1,600,000	1,600,000
Chicago Midway International Airport Rev., VRDN, 1.38%, 8/7/19 (LOC: Bank of Montreal)	1,465,000	1,465,000
Illinois Housing Development Authority Rev., VRDN, 2.44%, 8/7/19 (LIQ FAC: FHLB)	2,150,000	2,150,000
Kansas City Rev., VRDN, 2.20%, 8/7/19 (LOC: JPMorgan Chase Bank N.A.)	920,000	920,000
Los Angeles Community College District GO, 6.68%, 8/1/36	10,000	14,622
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	42,644
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	157,615
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	13,804
New York City GO, 6.27%, 12/1/37	40,000	55,058
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	128,592
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 2.44%, 8/7/19 (LOC: FNMA)	115,000	115,000
Pasadena Public Financing Authority Rev., VRDN, 2.36%, 8/7/19 (SBBPA: Bank of the West)	2,320,000	2,320,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	64,622
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	15,000	18,165

50

	Shares/ Principal Amount	Value
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 1.38%, 8/7/19 (SBBPA: Northern Trust Company)	$1,500,000	$1,500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	194,943
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	240,766
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	10,000	12,405
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	98,173
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,702
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	129,712
State of California GO, 4.60%, 4/1/38	40,000	44,810
State of California GO, 7.55%, 4/1/39	30,000	48,171
State of California GO, 7.30%, 10/1/39	30,000	45,685
State of California GO, 7.60%, 11/1/40	65,000	106,647
State of Illinois GO, 5.10%, 6/1/33	65,000	67,176
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	92,348
State of Texas GO, 5.52%, 4/1/39	15,000	19,962
State of Washington GO, 5.14%, 8/1/40	5,000	6,304
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 2.35%, 8/7/19 (LOC: Bank of America N.A.)	1,002,000	1,002,000
Tennis for Charity, Inc. Rev., VRDN, 2.33%, 8/7/19 (LOC: JPMorgan Chase Bank N.A.)	1,355,000	1,355,000
TOTAL MUNICIPAL SECURITIES (Cost $13,780,824)		14,188,524
ASSET-BACKED SECURITIES — 2.8%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	156,067	156,415
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	18,873	18,867
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	109,261	108,677
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.01%, (1-month LIBOR plus 0.70%), 3/17/37(3)	693,774	686,067
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.26%, (1-month LIBOR plus 0.95%), 3/17/37(3)	1,750,000	1,734,372
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.61%, (1-month LIBOR plus 1.28%), 6/17/37(3)	600,000	599,372
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.46%, (1-month LIBOR plus 1.15%), 7/17/37(3)	925,000	925,030
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.56%, (1-month LIBOR plus 1.25%), 1/17/38(3)	1,450,000	1,450,190
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	79,254	79,003
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	77,590	76,785
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	240,908	240,267
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(3)	601,771	615,618

51

	Shares/ Principal Amount	Value
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(3)	$99,635	$99,708
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(3)	100,000	101,180
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(3)	1,125,000	1,160,480
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	77,079	77,719
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(3)	69,922	69,819
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(3)	96,116	95,861
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	24,571	24,441
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(3)	492,280	498,098
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(3)	72,003	72,801
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(3)	88,737	89,060
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(3)	259,486	260,197
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(3)	342,384	343,454
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(3)	323,271	325,593
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(3)	545,732	550,771
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	54,984	57,524
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	370,132	369,337
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	288,745	287,523
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	463,400	473,996
TOTAL ASSET-BACKED SECURITIES (Cost $11,572,747)		11,648,225
AFFILIATED FUNDS(6) — 2.7%
American Century Diversified Corporate Bond ETF	202,120	10,274,770
American Century STOXX U.S. Quality Value ETF	23,980	962,354
TOTAL AFFILIATED FUNDS (Cost $10,971,982)		11,237,124
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Private Sponsor Collateralized Mortgage Obligations — 1.3%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/25/45(3)	$87,449	89,128
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.24%, 11/25/34	336,787	334,052
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.40%, 8/25/34	142,818	144,892
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.48%, 7/25/35	114,690	122,272
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(3)	244,350	249,205

52

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.50%, 9/25/35	$447,089	$460,455
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.56%, 9/25/35	330,393	338,820
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	51,891	51,816
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.98%, 10/25/29(3)	177,022	179,007
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(3)	348,059	363,171
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.77%, (1-month LIBOR plus 1.50%), 6/25/57(3)	207,314	211,688
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 11/25/44(3)	72,480	73,090
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(3)	205,712	209,638
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(3)	418,810	423,430
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(3)	381,918	387,627
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(3)	350,799	355,443
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	80,422	79,758
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.01%, (1-month LIBOR plus 0.74%), 9/25/44	275,625	276,122
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.45%, 3/25/35	126,792	126,187
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.27%, 8/25/35	67,105	68,556
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	26,540	27,731
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.97%, 6/25/35	43,683	45,819
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.10%, 4/25/35	240,949	246,199
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	329,046	330,263
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 5.04%, 7/25/36	51,618	52,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.76%, 9/25/36	49,463	50,499
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	114,250	116,355
		5,413,883
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.62%, (1-month LIBOR plus 1.35%), 3/25/29	43,778	44,000
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.47%, (1-month LIBOR plus 1.20%), 10/25/29	1,429,479	1,438,751
FHLMC, Series 2017-HQA2, Class M1, VRN, 3.07%, (1-month LIBOR plus 0.80%), 12/25/29	73,834	73,939
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.72%, (1-month LIBOR plus 0.45%), 7/25/30	165,759	165,611

53

	Shares/ Principal Amount	Value
FNMA, Series 2014-C02, Class 1M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	$118,450	$123,579
FNMA, Series 2014-C02, Class 2M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	206,889	215,172
FNMA, Series 2017-C01, Class 1M1, VRN, 3.57%, (1-month LIBOR plus 1.30%), 7/25/29	79,406	79,647
FNMA, Series 2017-C03, Class 1M2, VRN, 5.27%, (1-month LIBOR plus 3.00%), 10/25/29	135,000	141,258
FNMA, Series 2017-C06, Class 2M2, VRN, 5.07%, (1-month LIBOR plus 2.80%), 2/25/30	75,000	77,400
FNMA, Series 2017-C07, Class 1M2, VRN, 4.67%, (1-month LIBOR plus 2.40%), 5/28/30	1,600,000	1,624,634
		3,983,991
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,321,341)		9,397,874
COLLATERALIZED LOAN OBLIGATIONS — 2.2%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.50%, (3-month LIBOR plus 1.20%), 1/15/29(3)(7)	1,100,000	1,100,000
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.07%, (3-month LIBOR plus 1.55%), 5/15/30(3)	400,000	393,966
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.30%, (3-month LIBOR plus 1.02%), 4/20/31(3)	225,000	222,653
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.73%, (3-month LIBOR plus 1.45%), 4/20/31(3)	125,000	122,580
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.02%, (3-month LIBOR plus 1.50%), 5/15/31(3)	1,500,000	1,480,069
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, (3-month LIBOR plus 1.02%), 4/17/31(3)	175,000	173,253
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, (3-month LIBOR plus 1.40%), 4/17/31(3)	450,000	440,719
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, (3-month LIBOR plus 0.98%), 4/24/31(3)	425,000	419,579
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.25%, (3-month LIBOR plus 0.97%), 4/18/31(3)	575,000	569,425
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.83%, (3-month LIBOR plus 1.55%), 4/20/30(3)	400,000	396,389
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.49%, (3-month LIBOR plus 1.30%), 10/20/32(3)(7)	600,000	600,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.40%, (3-month LIBOR plus 1.12%), 7/20/31(3)	200,000	199,585
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.37%, (3-month LIBOR plus 1.07%), 1/18/31(3)	200,000	198,718
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.43%, (3-month LIBOR plus 1.15%), 7/20/31(3)	300,000	298,417
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.88%, (3-month LIBOR plus 1.60%), 7/20/31(3)	300,000	296,655
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.25%, (3-month LIBOR plus 0.95%), 4/19/30(3)	250,000	248,899
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/19/30(3)	100,000	99,321
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.28%, (3-month LIBOR plus 0.98%), 4/15/31(3)	450,000	446,755

54

	Shares/ Principal Amount	Value
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/15/31(3)	$400,000	$394,241
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.05%, (3-month LIBOR plus 1.75%), 4/18/31(3)	100,000	99,637
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.28%, (3-month LIBOR plus 0.96%), 4/16/31(3)	350,000	345,384
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.00%, (3-month LIBOR plus 1.70%), 10/18/31(3)	600,000	596,139
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,205,316)		9,142,384
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	500,000	521,422
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	425,000	444,948
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	1,075,000	1,198,752
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	375,000	404,287
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	425,000	454,587
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	108,000	115,069
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	375,000	398,461
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	125,000	130,223
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	350,000	372,022
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	50,000	52,591
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.03%, (1-month LIBOR plus 0.70%), 6/15/34(3)	550,000	550,506
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	325,000	339,567
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	400,000	406,716
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	200,000	203,953
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	102,334
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	100,000	104,379
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	445,000	463,480
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,023,870)		6,263,297
EXCHANGE-TRADED FUNDS — 0.3%
iShares MSCI EAFE Value ETF	7,603	355,364
iShares Russell Mid-Cap Value ETF	8,278	743,944
SPDR S&P Oil & Gas Exploration & Production ETF	2,891	72,362

55

	Shares/ Principal Amount	Value
SPDR S&P Regional Banking ETF	1,055	$58,172
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,217,429)		1,229,842
COMMERCIAL PAPER(8) — 0.3%
Old Line Funding LLC, 2.42%, 1/16/20(3) (Cost $1,000,000)	$1,000,000	999,983
TEMPORARY CASH INVESTMENTS — 4.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $19,168,298)	19,168,298	19,168,298
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $371,048,459)		415,974,385
OTHER ASSETS AND LIABILITIES — (0.9)%		(3,518,670)
TOTAL NET ASSETS — 100.0%		$412,455,715

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,568,875	USD	1,087,262	Bank of America, N.A.	9/18/19	$(12,637)
AUD	1,455,091	USD	1,019,510	Bank of America, N.A.	9/18/19	(22,823)
AUD	1,453,286	USD	1,024,087	Bank of America, N.A.	9/18/19	(28,637)
USD	558,108	AUD	799,879	Bank of America, N.A.	9/18/19	10,218
USD	1,009,548	AUD	1,437,796	Bank of America, N.A.	9/18/19	24,708
BRL	6,268,691	USD	1,557,942	Goldman Sachs & Co.	9/18/19	78,886
USD	106,250	BRL	415,959	Goldman Sachs & Co.	9/18/19	(2,361)
CAD	1,726,967	USD	1,283,617	Morgan Stanley	9/18/19	26,084
CAD	348,000	USD	258,581	Morgan Stanley	9/18/19	5,336
CAD	3,791	USD	2,893	Morgan Stanley	9/30/19	(17)
CAD	2,604	USD	1,987	Morgan Stanley	9/30/19	(12)
CAD	3,465	USD	2,661	Morgan Stanley	9/30/19	(33)
CAD	4,107	USD	3,148	Morgan Stanley	9/30/19	(33)
CAD	3,616	USD	2,745	Morgan Stanley	9/30/19	(2)
CAD	9,794	USD	7,451	Morgan Stanley	9/30/19	(22)
CAD	11,930	USD	9,083	Morgan Stanley	9/30/19	(34)
USD	1,049,969	CAD	1,382,799	Morgan Stanley	9/18/19	1,279
USD	1,083,746	CAD	1,416,272	Morgan Stanley	9/18/19	9,671
USD	99,691	CAD	131,503	Morgan Stanley	9/30/19	(60)
USD	90,591	CAD	119,499	Morgan Stanley	9/30/19	(55)
USD	2,287	CAD	2,988	Morgan Stanley	9/30/19	20
USD	2,445	CAD	3,195	Morgan Stanley	9/30/19	22
USD	2,727	CAD	3,581	Morgan Stanley	9/30/19	11
USD	3,256	CAD	4,280	Morgan Stanley	9/30/19	9
USD	5,390	CAD	7,099	Morgan Stanley	9/30/19	5
USD	2,236	CAD	2,938	Morgan Stanley	9/30/19	7
CHF	910,625	USD	912,249	UBS AG	9/18/19	7,109
CHF	1,512,564	USD	1,532,564	UBS AG	9/18/19	(5,494)
CHF	990,596	USD	1,014,976	UBS AG	9/18/19	(14,880)
USD	1,011,673	CHF	989,239	UBS AG	9/18/19	12,947
USD	109,162	CHF	106,737	UBS AG	9/18/19	1,401
USD	210,606	CHF	205,155	UBS AG	9/30/19	3,244

56

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,449	CHF	13,932	UBS AG	9/30/19	$367
USD	13,831	CHF	13,377	UBS AG	9/30/19	310
USD	7,317	CHF	7,143	UBS AG	9/30/19	97
CLP	709,032,893	USD	1,036,446	Goldman Sachs & Co.	9/23/19	(29,028)
USD	1,014,887	CLP	689,971,203	Goldman Sachs & Co.	9/23/19	34,552
CNY	1,897,620	USD	273,732	Morgan Stanley	9/18/19	1,010
CNY	821,604	USD	118,849	Morgan Stanley	9/18/19	105
CNY	1,061,408	USD	154,965	Morgan Stanley	9/18/19	(1,292)
CNY	7,044,669	USD	1,024,828	Morgan Stanley	9/18/19	(4,882)
CNY	7,007,105	USD	1,019,364	Morgan Stanley	9/18/19	(4,856)
CNY	3,499,586	USD	509,401	Morgan Stanley	9/18/19	(2,722)
USD	509,548	CNY	3,509,766	Morgan Stanley	9/18/19	1,395
COP	3,483,703,198	USD	1,032,000	Goldman Sachs & Co.	9/18/19	26,718
USD	1,078,706	COP	3,483,703,198	Goldman Sachs & Co.	9/18/19	19,988
USD	1,007,128	COP	3,266,369,112	Goldman Sachs & Co.	9/18/19	14,459
CZK	23,020,923	USD	1,027,903	UBS AG	9/18/19	(35,788)
CZK	23,265,252	USD	1,027,726	UBS AG	9/18/19	(25,081)
USD	61,677	CZK	1,428,017	UBS AG	9/18/19	135
USD	1,024,627	CZK	23,075,515	UBS AG	9/18/19	30,158
USD	1,011,130	CZK	23,274,192	UBS AG	9/18/19	8,100
USD	13,688	DKK	90,938	Goldman Sachs & Co.	9/18/19	153
EUR	901,735	USD	1,015,104	JPMorgan Chase Bank N.A.	8/21/19	(15,372)
EUR	907,650	USD	1,025,179	JPMorgan Chase Bank N.A.	8/21/19	(18,890)
EUR	43,522	USD	49,149	Credit Suisse AG	9/30/19	(740)
EUR	50,803	USD	57,366	Credit Suisse AG	9/30/19	(858)
EUR	8,545	USD	9,678	Credit Suisse AG	9/30/19	(173)
EUR	8,434	USD	9,562	Credit Suisse AG	9/30/19	(181)
EUR	49,674	USD	56,072	Credit Suisse AG	9/30/19	(819)
EUR	21,985	USD	24,591	Credit Suisse AG	9/30/19	(137)
USD	5,143,571	EUR	4,573,893	JPMorgan Chase Bank N.A.	8/21/19	72,609
USD	1,019,509	EUR	906,956	JPMorgan Chase Bank N.A.	8/21/19	13,989
USD	680,698	EUR	596,816	Credit Suisse AG	9/30/19	16,857
USD	319,581	EUR	280,199	Credit Suisse AG	9/30/19	7,914
USD	1,207,493	EUR	1,058,694	Credit Suisse AG	9/30/19	29,902
USD	9,566	EUR	8,419	Credit Suisse AG	9/30/19	201
USD	20,305	EUR	17,872	Credit Suisse AG	9/30/19	426
USD	10,039	EUR	8,828	Credit Suisse AG	9/30/19	220
USD	15,294	EUR	13,549	Credit Suisse AG	9/30/19	223
USD	18,926	EUR	16,766	Credit Suisse AG	9/30/19	277
USD	9,403	EUR	8,336	Credit Suisse AG	9/30/19	131
USD	10,856	EUR	9,700	Credit Suisse AG	9/30/19	67
USD	19,530	EUR	17,450	Credit Suisse AG	9/30/19	120
USD	19,556	EUR	17,456	Credit Suisse AG	9/30/19	140
GBP	4,416	USD	5,539	JPMorgan Chase Bank N.A.	9/30/19	(153)
USD	2,018,782	GBP	1,593,107	Bank of America, N.A.	9/18/19	76,921
USD	113,643	GBP	89,515	Bank of America, N.A.	9/18/19	4,532
USD	181,289	GBP	142,482	JPMorgan Chase Bank N.A.	9/30/19	7,512
USD	361,779	GBP	284,335	JPMorgan Chase Bank N.A.	9/30/19	14,991
USD	16,926	GBP	13,277	JPMorgan Chase Bank N.A.	9/30/19	733

57

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,237	GBP	10,573	JPMorgan Chase Bank N.A.	9/30/19	$342
USD	5,271	GBP	4,319	JPMorgan Chase Bank N.A.	9/30/19	3
USD	12,386	GBP	10,149	JPMorgan Chase Bank N.A.	9/30/19	7
HUF	286,049,277	USD	991,987	UBS AG	9/18/19	(18,315)
USD	2,017,931	HUF	584,505,932	UBS AG	9/18/19	28,356
USD	994,553	HUF	281,298,421	UBS AG	9/18/19	37,053
USD	87,631	IDR	1,293,431,386	Goldman Sachs & Co.	9/18/19	(3,510)
ILS	3,657,402	USD	1,029,558	UBS AG	9/18/19	14,931
ILS	3,637,687	USD	1,044,727	UBS AG	9/18/19	(5,868)
ILS	3,581,890	USD	1,029,930	UBS AG	9/18/19	(7,005)
USD	1,972,893	ILS	7,105,178	UBS AG	9/18/19	(56,220)
USD	1,018,938	ILS	3,591,960	UBS AG	9/18/19	(6,862)
USD	1,016,162	ILS	3,549,759	UBS AG	9/18/19	2,414
JPY	786,253	USD	7,335	Bank of America, N.A.	9/30/19	(75)
JPY	690,775	USD	6,388	Bank of America, N.A.	9/30/19	(10)
USD	2,945,296	JPY	317,555,952	Bank of America, N.A.	8/21/19	22,321
USD	1,001,332	JPY	107,765,317	Bank of America, N.A.	8/21/19	9,395
USD	208,711	JPY	22,312,917	Bank of America, N.A.	9/30/19	2,691
USD	140,288	JPY	14,997,892	Bank of America, N.A.	9/30/19	1,809
USD	5,571	JPY	599,912	Bank of America, N.A.	9/30/19	32
USD	5,420	JPY	582,477	Bank of America, N.A.	9/30/19	42
KRW	508,781,316	USD	429,134	Goldman Sachs & Co.	9/18/19	(309)
KZT	394,229,548	USD	1,016,580	Goldman Sachs & Co.	9/18/19	(9)
KZT	186,623,048	USD	484,232	Goldman Sachs & Co.	9/18/19	(3,001)
MXN	4,350,853	USD	223,827	Morgan Stanley	9/18/19	1,452
MXN	19,711,263	USD	1,015,416	Morgan Stanley	9/18/19	5,193
MXN	19,140,917	USD	989,732	Morgan Stanley	9/18/19	1,347
MXN	19,555,857	USD	1,021,220	Morgan Stanley	9/18/19	(8,657)
USD	483,326	MXN	9,707,353	Morgan Stanley	9/18/19	(19,302)
USD	1,017,317	MXN	19,848,356	Morgan Stanley	9/18/19	(10,392)
USD	503,238	MXN	9,677,262	Morgan Stanley	9/18/19	2,168
MYR	4,138,710	USD	1,003,567	Goldman Sachs & Co.	9/18/19	(1,563)
MYR	3,181,292	USD	775,358	Goldman Sachs & Co.	9/18/19	(5,149)
USD	58,867	MYR	248,360	Goldman Sachs & Co.	9/18/19	(1,262)
NOK	14,748,838	USD	1,690,392	Goldman Sachs & Co.	9/18/19	(22,934)
NOK	9,044,351	USD	1,033,690	Goldman Sachs & Co.	9/18/19	(11,164)
NOK	73,965	USD	8,681	Goldman Sachs & Co.	9/30/19	(316)
USD	105,053	NOK	905,288	Goldman Sachs & Co.	9/18/19	2,704
USD	1,027,930	NOK	8,779,343	Goldman Sachs & Co.	9/18/19	35,364
USD	1,016,007	NOK	8,673,851	Goldman Sachs & Co.	9/18/19	35,368
USD	280,712	NOK	2,393,841	Goldman Sachs & Co.	9/30/19	9,990
USD	9,403	NOK	80,860	Goldman Sachs & Co.	9/30/19	258
NZD	1,534,373	USD	1,017,535	Bank of America, N.A.	9/18/19	(9,073)
NZD	773,365	USD	516,964	Bank of America, N.A.	9/18/19	(8,672)
USD	1,462,976	NZD	2,243,002	Bank of America, N.A.	9/18/19	(11,230)
PEN	530,150	USD	160,671	Goldman Sachs & Co.	9/18/19	(532)
PEN	617,362	USD	186,751	Goldman Sachs & Co.	9/18/19	(269)
USD	1,897,554	PEN	6,413,162	Goldman Sachs & Co.	9/18/19	(39,629)
USD	947,153	PEN	3,123,425	Goldman Sachs & Co.	9/18/19	3,680
58

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,144,659	PHP	60,415,124	Goldman Sachs & Co.	9/18/19	$(39,226)
PLN	390,811	USD	103,920	Goldman Sachs & Co.	9/18/19	(2,972)
PLN	3,533,816	USD	949,389	Goldman Sachs & Co.	9/18/19	(36,596)
PLN	441,452	USD	118,174	Goldman Sachs & Co.	9/18/19	(4,146)
PLN	5,653,791	USD	1,495,138	Goldman Sachs & Co.	9/18/19	(34,750)
USD	5,174,631	PLN	19,884,037	Goldman Sachs & Co.	9/18/19	38,535
USD	1,007,661	PLN	3,783,665	Goldman Sachs & Co.	9/18/19	30,331
USD	77,878	PLN	294,636	Goldman Sachs & Co.	9/18/19	1,773
RUB	62,863	USD	952	Goldman Sachs & Co.	9/18/19	29
SEK	26,261,696	USD	2,774,743	Goldman Sachs & Co.	9/18/19	(46,967)
SEK	4,537,127	USD	481,097	Goldman Sachs & Co.	9/18/19	(9,830)
SEK	69,972	USD	7,440	Goldman Sachs & Co.	9/30/19	(166)
SEK	38,537	USD	4,097	Goldman Sachs & Co.	9/30/19	(91)
SEK	49,841	USD	5,348	Goldman Sachs & Co.	9/30/19	(167)
SEK	83,248	USD	8,953	Goldman Sachs & Co.	9/30/19	(299)
USD	95,991	SEK	890,388	Goldman Sachs & Co.	9/18/19	3,508
USD	1,489,310	SEK	13,918,053	Goldman Sachs & Co.	9/18/19	43,656
USD	490,706	SEK	4,672,345	Goldman Sachs & Co.	9/18/19	5,394
USD	146,680	SEK	1,368,316	Goldman Sachs & Co.	9/30/19	4,429
USD	206,449	SEK	1,925,882	Goldman Sachs & Co.	9/30/19	6,233
USD	10,851	SEK	100,061	Goldman Sachs & Co.	9/30/19	449
USD	6,988	SEK	64,781	Goldman Sachs & Co.	9/30/19	254
USD	11,694	SEK	109,690	Goldman Sachs & Co.	9/30/19	290
USD	3,848	SEK	35,968	Goldman Sachs & Co.	9/30/19	109
USD	8,207	SEK	76,819	Goldman Sachs & Co.	9/30/19	221
USD	5,339	SEK	50,096	Goldman Sachs & Co.	9/30/19	131
USD	127,761	SGD	176,011	Bank of America, N.A.	9/18/19	(415)
THB	31,843,230	USD	1,038,084	Goldman Sachs & Co.	9/18/19	(7,521)
USD	299,067	THB	9,490,141	Goldman Sachs & Co.	9/18/19	(8,069)
USD	1,026,174	THB	31,605,122	Goldman Sachs & Co.	9/18/19	3,316
USD	765,021	THB	23,482,324	Goldman Sachs & Co.	9/18/19	5,047
USD	1,034,131	THB	31,907,594	Goldman Sachs & Co.	9/18/19	1,485
USD	513,502	THB	15,879,521	Goldman Sachs & Co.	9/18/19	(418)
ZAR	7,449,307	USD	502,378	UBS AG	9/18/19	14,025
ZAR	14,307,196	USD	1,015,199	UBS AG	9/18/19	(23,393)
USD	499,705	ZAR	7,449,307	UBS AG	9/18/19	(16,697)
USD	1,001,014	ZAR	14,307,196	UBS AG	9/18/19	9,208
						$240,489

59

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	16	September 2019	JPY	160,000,000	$2,262,267	$5,476
Korean Treasury 10-Year Bonds	7	September 2019	KRW	700,000,000	790,052	13,596
S&P 500 E-Mini	6	September 2019	USD	300	894,690	1,686
U.S. Treasury 2-Year Notes	195	September 2019	USD	39,000,000	41,809,219	63,312
U.S. Treasury Ultra Bonds	11	September 2019	USD	1,100,000	1,953,187	49,583
					$47,709,415	$133,653

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	2	September 2019	EUR	200,000	$387,605	$(10,387)
Euro-OAT 10-Year Bonds	5	September 2019	EUR	500,000	925,619	(31,779)
					$1,313,224	$(42,166)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$1,178,100	$77,343	$18,326	$95,669

‡
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

60

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MYR	-	Malaysian Ringgit
AUD	-	Australian Dollar	NOK	-	Norwegian Krone
BRL	-	Brazilian Real	NZD	-	New Zealand Dollar
CAD	-	Canadian Dollar	PEN	-	Peruvian Sol
CDX	-	Credit Derivatives Indexes	PHP	-	Philippine Peso
CHF	-	Swiss Franc	PLN	-	Polish Zloty
CLP	-	Chilean Peso	RUB	-	Russian Ruble
CNY	-	Chinese Yuan	SBBPA	-	Standby Bond Purchase Agreement
COP	-	Colombian Peso	SEK	-	Swedish Krona
CZK	-	Czech Koruna	SEQ	-	Sequential Payer
DKK	-	Danish Krone	SGD	-	Singapore Dollar
EUR	-	Euro	TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound	THB	-	Thai Baht
GNMA	-	Government National Mortgage Association	USD	-	United States Dollar
GO	-	General Obligation	VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won	VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit	ZAR	-	South African Rand
MTN	-	Medium Term Note
MXN	-	Mexican Peso
† Category is less than 0.05% of total net assets

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $274,782.

(3)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $36,900,870, which represented 8.9% of total net assets.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.7% of total net assets.

(5)	Security is a zero-coupon bond.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

61

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities - unaffiliated, at value (cost of $360,076,477)	$404,737,261
Investment securities - affiliated, at value (cost of $10,971,982)	11,237,124
Total investment securities, at value (cost of $371,048,459)	415,974,385
Foreign currency holdings, at value (cost of $4,528)	4,010
Foreign deposits with broker for futures contracts, at value (cost of $125,097)	119,641
Deposits with broker for futures contracts	37,800
Receivable for investments sold	755,130
Receivable for capital shares sold	68,396
Receivable for variation margin on futures contracts	3,248
Unrealized appreciation on forward foreign currency exchange contracts	951,612
Interest and dividends receivable	1,452,542
419,366,764

Liabilities
Disbursements in excess of demand deposit cash	42,156
Payable for investments purchased	5,342,824
Payable for capital shares redeemed	424,656
Payable for variation margin on futures contracts	28,410
Payable for variation margin on swap agreements	4,293
Unrealized depreciation on forward foreign currency exchange contracts	711,123
Accrued management fees	318,442
Distribution and service fees payable	38,386
Accrued foreign taxes	759
6,911,049

Net Assets	$412,455,715

Net Assets Consist of:
Capital (par value and paid-in surplus)	$365,324,889
Distributable earnings	47,130,826
$412,455,715

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$161,655,040	28,503,142	$5.67
I Class, $0.01 Par Value	$29,248,119	5,154,298	$5.67
A Class, $0.01 Par Value	$86,821,657	15,324,363	$5.67*
C Class, $0.01 Par Value	$17,705,218	3,178,504	$5.57
R Class, $0.01 Par Value	$10,313,697	1,824,728	$5.65
R5 Class, $0.01 Par Value	$36,865,733	6,488,003	$5.68
R6 Class, $0.01 Par Value	$69,846,251	12,306,791	$5.68
*Maximum offering price $6.02 (net asset value divided by 0.9425).

See Notes to Financial Statements.

62

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $1,398)	$7,115,951
Dividends (including $134,441 from affiliated funds and net of foreign taxes withheld of $162,171)	4,286,135
11,402,086

Expenses:
Management fees	4,024,649
Distribution and service fees:
A Class	237,480
C Class	204,266
R Class	52,489
Directors' fees and expenses	12,357
Other expenses	26,719
4,557,960
Fees waived(1)	(19,802)
4,538,158

Net investment income (loss)	6,863,928

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $38 from affiliated funds)	9,280,383
Forward foreign currency exchange contract transactions	188,873
Futures contract transactions	271,708
Swap agreement transactions	227,138
Foreign currency translation transactions	(44,386)
9,923,716

Change in net unrealized appreciation (depreciation) on:
Investments (including $265,142 from affiliated funds and (increase) decrease in accrued foreign taxes of $(759))	(487,780)
Forward foreign currency exchange contracts	285,372
Futures contracts	116,802
Swap agreements	(66,917)
Translation of assets and liabilities in foreign currencies	(9,978)
(162,501)

Net realized and unrealized gain (loss)	9,761,215

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,625,143

(1)	Amount consists of $7,884, $1,549, $4,170, $897, $478, $1,612 and $3,212 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

63

See Notes to Financial Statements.

64

Statement of Changes in Net Assets

YEAR ENDED JULY 31, 2019, EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018(1)	November 30, 2017
Operations
Net investment income (loss)	$6,863,928	$4,843,467	$6,281,898
Net realized gain (loss)	9,923,716	22,032,427	27,132,074
Change in net unrealized appreciation (depreciation)	(162,501)	(16,275,301)	20,302,914
Net increase (decrease) in net assets resulting from operations	16,625,143	10,600,593	53,716,886

Distributions to Shareholders
From earnings:(2)
Investor Class	(12,413,056)	(13,705,106)	(7,163,045)
I Class	(2,432,004)	(2,757,442)	(2,134,489)
A Class	(6,133,158)	(6,466,912)	(3,563,637)
C Class	(1,253,150)	(1,628,113)	(741,646)
R Class	(668,011)	(794,498)	(373,837)
R5 Class	(2,396,013)	(222,689)	(42)
R6 Class	(5,258,260)	(3,882,759)	(1,021,618)
Decrease in net assets from distributions	(30,553,652)	(29,457,519)	(14,998,314)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(60,243,829)	(15,525,800)	(50,118,767)

Net increase (decrease) in net assets	(74,172,338)	(34,382,726)	(11,400,195)

Net Assets
Beginning of period	486,628,053	521,010,779	532,410,974
End of period	$412,455,715	$486,628,053	$521,010,779

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)
Prior periods presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. For the eight months ended July 31, 2018, distributions from net investment income were $(2,281,277), $(554,456), $(1,024,428), $(138,147), $(99,850), $(222,440) and $(926,814) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the eight months ended July 31, 2018, distributions from net realized gains were $(11,423,829), $(2,202,986), $(5,442,484), $(1,489,966), $(694,648), $(249) and $(2,955,945) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

For the year ended November 30, 2017, distributions from net investment income were $(3,272,426), $(938,104), $(1,384,197), $(145,376), $(127,656), $(42) and $(695,182) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the year ended November 30, 2017, distributions from net realized gains were $(3,890,619), $(1,196,385), $(2,179,440), $(596,270), $(246,181) and $(326,436) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

65

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments

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initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors.

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The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.80% to 1.00%	1.00%	0.99%
I Class	0.60% to 0.80%	0.80%	0.79%
A Class	0.80% to 1.00%	1.00%	0.99%
C Class	0.80% to 1.00%	1.00%	0.99%
R Class	0.80% to 1.00%	1.00%	0.99%
R5 Class	0.60% to 0.80%	0.80%	0.79%
R6 Class	0.45% to 0.65%	0.65%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,886,746 and $2,859,946, respectively. The effect of interfund transactions on the Statement of Operations was $154,088 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $278,878,247, of which $89,668,012 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $366,059,126, of which $125,035,459 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000		500,000,000
Sold	5,781,182	$32,299,686	2,148,181	$12,499,844	8,025,892	$46,523,034
Issued in reinvestment of distributions	2,322,117	12,175,725	2,324,465	13,453,886	1,242,038	7,012,167
Redeemed	(10,449,583)	(57,799,131)	(14,410,894)	(83,862,307)	(12,175,793)	(70,518,807)
	(2,346,284)	(13,323,720)	(9,938,248)	(57,908,577)	(2,907,863)	(16,983,606)
I Class/Shares Authorized	120,000,000		120,000,000		120,000,000
Sold	3,724,472	20,776,497	1,386,828	8,069,783	3,353,788	19,340,746
Issued in reinvestment of distributions	461,063	2,429,216	470,039	2,724,822	378,496	2,131,937
Redeemed	(6,585,386)	(36,475,755)	(1,982,877)	(11,496,275)	(9,654,205)	(54,736,902)
	(2,399,851)	(13,270,042)	(126,010)	(701,670)	(5,921,921)	(33,264,219)
A Class/Shares Authorized	270,000,000		270,000,000		270,000,000
Sold	2,780,005	15,533,062	2,655,940	15,421,280	3,923,471	22,565,139
Issued in reinvestment of distributions	1,122,198	5,886,927	1,081,238	6,257,735	611,963	3,438,196
Redeemed	(8,112,627)	(45,068,208)	(3,585,063)	(20,842,631)	(9,572,272)	(55,219,343)
	(4,210,424)	(23,648,219)	152,115	836,384	(5,036,838)	(29,216,008)
C Class/Shares Authorized	70,000,000		70,000,000		70,000,000
Sold	250,237	1,359,309	336,450	1,921,669	553,494	3,168,468
Issued in reinvestment of distributions	238,141	1,220,077	277,712	1,582,801	130,086	715,562
Redeemed	(1,990,898)	(11,032,622)	(1,316,852)	(7,559,484)	(2,007,131)	(11,420,632)
	(1,502,520)	(8,453,236)	(702,690)	(4,055,014)	(1,323,551)	(7,536,602)
R Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	355,015	1,938,614	273,404	1,585,533	478,372	2,746,651
Issued in reinvestment of distributions	126,561	659,723	136,036	784,811	65,802	368,553
Redeemed	(541,152)	(2,984,663)	(1,010,609)	(5,851,318)	(804,968)	(4,655,809)
	(59,576)	(386,326)	(601,169)	(3,480,974)	(260,794)	(1,540,605)
R5 Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	518,663	2,832,770	6,073,513	35,400,223	873	5,000
Issued in reinvestment of distributions	455,021	2,396,013	38,341	222,689	7	42
Redeemed	(433,633)	(2,424,754)	(164,782)	(958,984)	—	—
	540,051	2,804,029	5,947,072	34,663,928	880	5,042
R6 Class/Shares Authorized	90,000,000		90,000,000		90,000,000
Sold	1,764,686	9,854,115	4,611,248	26,729,920	8,093,394	45,974,065
Issued in reinvestment of distributions	998,795	5,258,260	669,911	3,882,759	178,189	1,021,618
Redeemed	(3,487,147)	(19,078,690)	(2,673,071)	(15,492,556)	(1,473,964)	(8,578,452)
	(723,666)	(3,966,315)	2,608,088	15,120,123	6,797,619	38,417,231
Net increase (decrease)	(10,702,270)	$(60,243,829)	(2,660,842)	$(15,525,800)	(8,652,468)	$(50,118,767)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2019 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	—	$10,005	—	$270	$10,275	202	—	$134
American Century STOXX U.S. Quality Value ETF	—	981	$14	(5)	962	24	—	—
	—	$10,986	$14	$265	$11,237	226	—	$134

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$138,143,422	$41,264,630	—
U.S. Treasury Securities	—	58,308,236	—
Corporate Bonds	—	43,488,568	—
Sovereign Governments and Agencies	—	28,408,385	—
U.S. Government Agency Mortgage-Backed Securities	—	23,085,593	—
Municipal Securities	—	14,188,524	—
Asset-Backed Securities	—	11,648,225	—
Affiliated Funds	11,237,124	—	—
Collateralized Mortgage Obligations	—	9,397,874	—
Collateralized Loan Obligations	—	9,142,384	—
Commercial Mortgage-Backed Securities	—	6,263,297	—
Exchange-Traded Funds	1,229,842	—	—
Commercial Paper	—	999,983	—
Temporary Cash Investments	19,168,298	—	—
	$169,778,686	$246,195,699	—
Other Financial Instruments
Futures Contracts	$114,581	$19,072	—
Swap Agreements	—	95,669	—
Forward Foreign Currency Exchange Contracts	—	951,612	—
	$114,581	$1,066,353	—

Liabilities
Other Financial Instruments
Futures Contracts	—	$42,166	—
Forward Foreign Currency Exchange Contracts	—	711,123	—
	—	$753,289	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,274,892.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in

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market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $264 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,464,141.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $21,744,184 futures contracts purchased and $3,172,899 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $523,589.

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Value of Derivative Instruments as of July 31, 2019
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$4,293
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	9,000
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$951,612	Unrealized depreciation on forward foreign currency exchange contracts	711,123
Interest Rate Risk	Receivable for variation margin on futures contracts*	3,248	Payable for variation margin on futures contracts*	19,410
		$954,860		$743,826

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2019
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$226,084	Change in net unrealized appreciation (depreciation) on swap agreements	$(67,867)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(137,659)	Change in net unrealized appreciation (depreciation) on futures contracts	1,686
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	188,873	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	285,372
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	409,367	Change in net unrealized appreciation (depreciation) on futures contracts	115,116
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	1,054	Change in net unrealized appreciation (depreciation) on swap agreements	950
		$687,719		$335,257

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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10. Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2019, eight months ended July 31, 2018 and year ended November 30, 2017 were as follows:

	July 31, 2019	July 31, 2018(1)	November 30, 2017
Distributions Paid From
Ordinary income	$9,717,920	$10,021,116	$6,532,829
Long-term capital gains	$20,835,732	$19,436,403	$8,465,485

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$375,726,098
Gross tax appreciation of investments	$46,993,726
Gross tax depreciation of investments	(6,745,439)
Net tax appreciation (depreciation) of investments	40,248,287
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(81,503)
Net tax appreciation (depreciation)	$40,166,784
Other book-to-tax adjustments	$(84,444)
Undistributed ordinary income	$1,387,663
Accumulated long-term gains	$5,660,823

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$5.83	0.09	0.14	0.23	(0.10)	(0.29)	(0.39)	$5.67	4.55%	1.00%	1.01%	1.58%	1.57%	65%	$161,655
2018(3)	$6.06	0.06	0.05	0.11	(0.06)	(0.28)	(0.34)	$5.83	2.01%	1.00%(4)	1.00%(4)	1.51%(4)	1.51%(4)	53%	$179,992
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.01%	1.28%	1.28%	78%	$246,975
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.00%	1.21%	1.21%	87%	$245,726
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	1.00%	0.81%	0.81%	90%	$275,947
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.99%	0.91%	0.91%	59%	$304,125
I Class
2019	$5.84	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.67	4.57%	0.80%	0.81%	1.78%	1.77%	65%	$29,248
2018(3)	$6.06	0.07	0.06	0.13	(0.07)	(0.28)	(0.35)	$5.84	2.33%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$44,101
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	0.81%	1.48%	1.48%	78%	$46,536
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	0.80%	1.41%	1.41%	87%	$76,532
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	0.80%	1.01%	1.01%	90%	$72,235
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	0.79%	1.11%	1.11%	59%	$66,425

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$5.83	0.07	0.14	0.21	(0.08)	(0.29)	(0.37)	$5.67	4.29%	1.25%	1.26%	1.33%	1.32%	65%	$86,822
2018(3)	$6.05	0.05	0.06	0.11	(0.05)	(0.28)	(0.33)	$5.83	1.99%	1.25%(4)	1.25%(4)	1.26%(4)	1.26%(4)	53%	$113,865
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.26%	1.03%	1.03%	78%	$117,230
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	1.25%	0.96%	0.96%	87%	$137,168
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	1.25%	0.56%	0.56%	90%	$162,077
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	1.24%	0.66%	0.66%	59%	$187,559
C Class
2019	$5.74	0.03	0.14	0.17	(0.05)	(0.29)	(0.34)	$5.57	3.43%	2.00%	2.01%	0.58%	0.57%	65%	$17,705
2018(3)	$5.96	0.02	0.07	0.09	(0.03)	(0.28)	(0.31)	$5.74	1.58%	2.00%(4)	2.00%(4)	0.51%(4)	0.51%(4)	53%	$26,867
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	2.01%	0.28%	0.28%	78%	$32,110
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	2.00%	0.21%	0.21%	87%	$37,188
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	2.00%	(0.19)%	(0.19)%	90%	$42,585
2014	$6.21	(0.01)	0.35	0.34	—(5)	(0.37)	(0.37)	$6.18	5.93%	1.99%	1.99%	(0.09)%	(0.09)%	59%	$43,361
R Class
2019	$5.82	0.06	0.13	0.19	(0.07)	(0.29)	(0.36)	$5.65	3.86%	1.50%	1.51%	1.08%	1.07%	65%	$10,314
2018(3)	$6.04	0.04	0.06	0.10	(0.04)	(0.28)	(0.32)	$5.82	1.83%	1.50%(4)	1.50%(4)	1.01%(4)	1.01%(4)	53%	$10,960
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	1.51%	0.78%	0.78%	78%	$15,004
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	1.50%	0.71%	0.71%	87%	$15,398
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	1.50%	0.31%	0.31%	90%	$14,766
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	1.49%	0.41%	0.41%	59%	$16,239

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$5.85	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.68	4.75%	0.80%	0.81%	1.78%	1.77%	65%	$36,866
2018(3)	$6.07	0.08	0.05	0.13	(0.07)	(0.28)	(0.35)	$5.85	2.15%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$34,766
2017(6)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(4)	0.81%(4)	1.60%(4)	1.60%(4)	78%(7)	$5
R6 Class
2019	$5.84	0.11	0.14	0.25	(0.12)	(0.29)	(0.41)	$5.68	4.91%	0.65%	0.66%	1.93%	1.92%	65%	$69,846
2018(3)	$6.06	0.07	0.07	0.14	(0.08)	(0.28)	(0.36)	$5.84	2.44%	0.65%(4)	0.65%(4)	1.86%(4)	1.86%(4)	53%	$76,077
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	0.66%	1.63%	1.63%	78%	$63,151
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	0.65%	1.56%	1.56%	87%	$20,398
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	0.65%	1.16%	1.16%	90%	$7,150
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	0.64%	1.26%	1.26%	59%	$1,815

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2019; the related statement of operations for the year then ended; the statements of changes in net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2019; the results of its operations for the year then ended; the changes in its net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; and the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods, at its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

86

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2019.

For corporate taxpayers, the fund hereby designates $2,161,372, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,980,797 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2019.

The fund hereby designates $20,932,299, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2019.

The fund utilized earnings and profits of $175,539 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

87

Notes

88

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 1909

Annual Report

July 31, 2019

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2019. Annual reports help convey important details about fund returns, including market factors that affected performance. For additional investment and market insights, please visit our website, americancentury.com.

Stocks Advanced Amid Volatile Climate

Most broad U.S. and global stock indices ended the year with gains. However, these positive results masked wide performance swings. For example, U.S. stocks, as measured by the S&P 500 Index, returned -3.00% in the first half of the period and 11.32% in the second half, leaving the index up 7.99% for the 12 months. Global stocks, as measured by the MSCI All Country World Index, returned -4.71% in the first half, 8.04% in the second half and 2.95% overall. For fixed-income securities, the path to positive performance was smoother, and U.S. and global bonds gained 8.08% and 5.73%, respectively, for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond and Global Aggregate Bond indices.

Fed’s Flip Fueled Investor Optimism

Early in the period, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook that fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, and government bond yields plunged.

A key policy pivot from the Fed helped improve investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, including the Fed’s July rate cut. This backdrop supported continued gains for bonds and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	4.36%	5.77%	8.25%	—	2/15/96
S&P 500 Index	—	7.99%	11.33%	14.02%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.08%	3.04%	3.75%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.30%	0.86%	0.47%	—	—
I Class	ASAMX	4.55%	5.98%	8.47%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		4.11%	5.50%	7.99%	—
With sales charge		-1.91%	4.27%	7.36%	—
C Class	ASTCX	3.30%	4.71%	7.17%	—	10/2/01
R Class	ASMRX	3.88%	5.24%	7.71%	—	8/29/03
R5 Class	ASMUX	4.56%	—	—	7.55%	4/10/17
R6 Class	ASMDX	4.72%	6.12%	—	6.79%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2019
Investor Class — $22,113

S&P 500 Index — $37,171

Bloomberg Barclays U.S. Aggregate Bond Index — $14,456

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,482

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.09%	0.89%	1.34%	2.09%	1.59%	0.89%	0.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean and Vidya Rajappa

During the period, David MacEwen left the portfolio management team.

Performance Summary

Strategic Allocation: Moderate returned 4.36%* for the fiscal period ended July 31, 2019. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

The period was marked by sharp volatility amid changing expectations for economic growth, interest rates and corporate profits. In the U.S., growth in the economy and in corporate profits initially led to stock market gains, but worry that U.S. trade policy and rising interest rates might choke off growth meant stocks declined sharply from October through December. But beginning in January, the U.S. Federal Reserve (the Fed) and central banks around the world reassured investors, promising to work to support economic growth. Nevertheless, the companies in the S&P 500 Index reported negative earnings growth for the first two quarters of 2019.

Against a backdrop of slowing global growth, stagnant corporate profits, trade difficulties and shifting central bank policies, global equity markets produced mixed results. Most major indices within the U.S. gained, ending the period at or near record highs. Meanwhile, many non-U.S. markets lost ground. In the U.S., large-cap companies outperformed their mid- and small-cap counterparts, and growth beat value across stocks of all sizes, according to the Russell family of indices. Small-cap stocks were the only major segment of the U.S. equity market to experience a negative return during the 12 months. Non-U.S. developed markets stocks mildly underperformed emerging markets, but both delivered a negative return and trailed U.S. equities. For the year, the S&P 500 Index’s gain of 7.99% dwarfed the -2.18% loss of the MSCI Emerging Markets Index and the -2.60% return of the MSCI EAFE Index.

Within fixed-income investments, after raising interest rates twice in late 2018, the Fed reversed course and cut rates on the last day of the reporting period to a range from 2.00% to 2.25%. Worries about slower economic growth and volatility in equity markets supported demand for longer-term U.S. Treasury bonds. The yield on the benchmark 10-year Treasury note fell and finished the fiscal year just above 2.00%. (When bond yields fall, prices rise, and vice versa.) Investment-grade U.S. corporate debt generally outperformed other spread sectors of the market, although U.S. high-yield and non-U.S. debt also produced strong returns. The Bloomberg Barclays U.S. High-Yield 2.00% Issuer Capped Bond Index gained 6.91%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.08%, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 3.74% and the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 8.61%.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with a neutral allocation across stocks, bonds and cash, and we maintained that throughout the period. Within the equity segment, we generally favored U.S. equities over non-U.S. stocks. The portfolio also tended to be overweight large-cap stocks relative to small caps for much of the period. In addition, we generally maintained an overweight to the large-cap growth segment and an underweight to large-cap value stocks. In the bond segment, we generally favored higher-yielding corporate and securitized bonds and select emerging markets securities, adjusting exposure as valuations, fundamentals and market conditions dictated.

From a return perspective, the overweight position in growth stocks and corresponding underweight to value was the most successful area of tactical allocation. However, our allocation to large-cap core U.S. stocks underperformed, and the effect of our tactical changes overall detracted slightly from performance.

Equity Contribution Mixed

The equity portion of Strategic Allocation: Moderate produced gains, with U.S. growth-oriented shares contributing the most to performance. In absolute terms, U.S. large-cap growth, mid-cap growth and small-cap growth performed well and benefited from strong stock selection, as did U.S. large-cap value to a lesser extent. U.S. large-cap core and disciplined large-cap growth produced positive returns but underperformed their respective underlying benchmarks because of stock choices. An overweight to U.S. stocks relative to non-U.S. developed markets stocks contributed to returns, as U.S. equities significantly outperformed their non-U.S. counterparts.

Indeed, non-U.S. equities detracted amid a challenging environment for global economic growth. Security selection further diminished results in non-U.S. small-cap growth, fundamental value and large-cap growth. However, positioning in a small global real estate allocation contributed to performance, aided by positive security selection.

Global Fixed-Income Allocation Contributed Meaningfully

Global bonds produced strong gains as the economy weakened, inflation remained tame, global central banks eased monetary policy and investors sought bonds for their relative safety amid uncertainty around trade, Brexit and volatility in stocks. Indeed, bond yields in many developed economies ended the period below zero, meaning investors placed a premium on safety of principal. As a result, the global bond allocation contributed to gains and benefited from strong security selection, particularly among securitized bonds and investment-grade corporate bonds.

Outlook

At period-end, the Strategic Allocation: Moderate portfolio was neutral in terms of stocks, bonds and cash, with an overweight position in U.S. large-cap growth stocks. The portfolio had underweights in U.S. value stocks and non-U.S. equities. However, we are in the process of removing our long-standing overweight allocation to the U.S. This reflects the input of our quantitative process, which shows a split between fundamental factors, which tend to lean toward stocks outside the U.S., while momentum and technical factors favor the U.S.

6

Fund Characteristics

JULY 31, 2019
Top Ten Common Stocks	% of net assets
Microsoft Corp.	1.5%
Alphabet, Inc., Class A	1.3%
Amazon.com, Inc.	1.1%
Apple, Inc.	1.1%
Facebook, Inc., Class A	0.8%
Visa, Inc., Class A	0.7%
JPMorgan Chase & Co.	0.6%
Verizon Communications, Inc.	0.5%
Zimmer Biomet Holdings, Inc.	0.4%
Johnson & Johnson	0.4%

Geographic Composition of Common Stocks	% of net assets
United States	42.4%
Japan	2.6%
United Kingdom	2.6%
China	1.9%
Other Countries	12.5%

Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.5 years
Average Duration (effective)	5.8 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	42.4%
Foreign Common Stocks*	19.6%
Corporate Bonds	8.9%
U.S. Treasury Securities	6.4%
Sovereign Governments and Agencies	4.2%
U.S. Government Agency Mortgage-Backed Securities	3.6%
Affiliated Funds	2.4%
Municipal Securities	2.4%
Asset-Backed Securities	1.9%
Collateralized Mortgage Obligations	1.7%
Collateralized Loan Obligations	1.5%
Commercial Mortgage-Backed Securities	1.2%
Exchange-Traded Funds	0.4%
Commercial Paper	0.3%
Warrants	—**
Temporary Cash Investments	3.6%
Other Assets and Liabilities	(0.5)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Expenses Paid During Period(1) 2/1/19 - 7/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,074.30	$5.45	1.06%
I Class	$1,000	$1,075.30	$4.43	0.86%
A Class	$1,000	$1,073.30	$6.73	1.31%
C Class	$1,000	$1,069.70	$10.57	2.06%
R Class	$1,000	$1,072.50	$8.02	1.56%
R5 Class	$1,000	$1,076.90	$4.43	0.86%
R6 Class	$1,000	$1,076.10	$3.65	0.71%
Hypothetical
Investor Class	$1,000	$1,019.54	$5.31	1.06%
I Class	$1,000	$1,020.53	$4.31	0.86%
A Class	$1,000	$1,018.30	$6.56	1.31%
C Class	$1,000	$1,014.58	$10.29	2.06%
R Class	$1,000	$1,017.06	$7.80	1.56%
R5 Class	$1,000	$1,020.53	$4.31	0.86%
R6 Class	$1,000	$1,021.27	$3.56	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

9

Schedule of Investments

JULY 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 62.0%
Aerospace and Defense — 0.9%
Aerojet Rocketdyne Holdings, Inc.(1)	2,447	$104,536
Airbus SE	4,750	671,533
BAE Systems plc	81,330	540,699
Boeing Co. (The)	1,605	547,594
Embraer SA ADR	60,590	1,223,918
Hexcel Corp.	2,170	177,419
L3Harris Technologies, Inc.	8,596	1,784,530
Lockheed Martin Corp.	4,873	1,764,854
Mercury Systems, Inc.(1)	2,330	189,942
Raytheon Co.	3,604	656,973
Textron, Inc.	4,044	199,369
		7,861,367
Air Freight and Logistics — 0.2%
CH Robinson Worldwide, Inc.	11,896	996,052
United Parcel Service, Inc., Class B	7,130	851,821
		1,847,873
Airlines — 0.3%
Delta Air Lines, Inc.	15,217	928,846
Southwest Airlines Co.	34,154	1,759,955
		2,688,801
Auto Components — 0.4%
Aptiv plc	8,616	755,193
BorgWarner, Inc.	24,165	913,437
Hyundai Mobis Co. Ltd.	7,275	1,472,724
Hyundai Wia Corp.	5,696	207,331
Leoni AG(1)	23,801	320,008
NOK Corp.	14,500	212,865
		3,881,558
Automobiles — 0.9%
Astra International Tbk PT	378,700	188,136
Brilliance China Automotive Holdings Ltd.	366,000	401,090
Honda Motor Co. Ltd. ADR	44,729	1,112,858
Hyundai Motor Co.	16,106	1,710,251
Kia Motors Corp.	30,477	1,117,007
Mazda Motor Corp.	97,100	956,310
Nissan Motor Co. Ltd.	251,400	1,641,975
Peugeot SA	8,140	191,153
Renault SA	12,486	693,776
Thor Industries, Inc.	6,266	373,454
		8,386,010

10

	Shares/ Principal Amount	Value
Banks — 5.2%
Ameris Bancorp	996	$39,611
Banco Bradesco SA ADR	68,994	623,706
Bancolombia SA ADR	3,243	161,761
Bank Central Asia Tbk PT	159,600	351,020
Bank of America Corp.	89,370	2,741,872
Bank OZK	1,993	60,946
Bank Rakyat Indonesia Persero Tbk PT	1,970,000	627,791
BankUnited, Inc.	8,036	276,519
Barclays plc	1,081,734	2,029,762
BB&T Corp.	59,590	3,070,673
BNP Paribas SA	38,758	1,800,977
Capitec Bank Holdings Ltd.	5,441	447,780
Central Pacific Financial Corp.	158	4,656
China Construction Bank Corp., H Shares	764,000	588,186
Citigroup, Inc.	1,815	129,155
Comerica, Inc.	23,078	1,689,310
Commerce Bancshares, Inc.	9,450	574,843
Commercial International Bank Egypt S.A.E.	31,301	136,812
Commercial International Bank Egypt S.A.E. GDR	23,106	99,299
Commerzbank AG	209,758	1,432,795
Credicorp Ltd.	1,914	417,233
Erste Group Bank AG(1)	13,300	475,659
Fifth Third Bancorp	9,911	294,258
FinecoBank Banca Fineco SpA	16,415	162,629
First Abu Dhabi Bank PJSC	70,028	303,031
First BanCorp	4,469	48,086
First Hawaiian, Inc.	30,639	819,900
Glacier Bancorp, Inc.	1,105	46,311
Hana Financial Group, Inc.	20,705	607,327
HDFC Bank Ltd.	35,576	1,160,269
Hilltop Holdings, Inc.	3,838	87,046
Home BancShares, Inc.	13,246	260,549
Independent Bank Group, Inc.	1,880	106,803
IndusInd Bank Ltd.	19,315	394,541
Industrial & Commercial Bank of China Ltd., H Shares	854,105	574,910
JPMorgan Chase & Co.	45,725	5,304,100
Kasikornbank PCL NVDR	35,600	199,348
KBC Group NV	7,510	482,325
LegacyTexas Financial Group, Inc.	3,188	136,255
M&T Bank Corp.	3,791	622,672
Mitsubishi UFJ Financial Group, Inc.	462,000	2,283,793
Mizuho Financial Group, Inc.	872,900	1,234,227
Moneta Money Bank AS	46,751	160,358
Origin Bancorp, Inc.	3,799	132,243
OTP Bank Nyrt.	10,916	455,040
Pacific Premier Bancorp, Inc.	2,786	88,121

11

	Shares/ Principal Amount	Value
PNC Financial Services Group, Inc. (The)	16,020	$2,289,258
Prosperity Bancshares, Inc.	4,292	297,822
Sberbank of Russia PJSC ADR (London)	24,577	366,136
Signature Bank	1,516	193,229
Societe Generale SA	27,773	680,319
South State Corp.	1,692	135,478
Standard Chartered plc (London)	91,908	753,802
Sumitomo Mitsui Financial Group, Inc.	21,100	738,830
SunTrust Banks, Inc.	8,031	534,865
Texas Capital Bancshares, Inc.(1)	3,524	221,765
Towne Bank	2,135	60,079
U.S. Bancorp	32,280	1,844,802
UMB Financial Corp.	11,821	806,901
UniCredit SpA	61,943	726,804
Valley National Bancorp	25,606	285,763
Veritex Holdings, Inc.	2,307	59,036
Wells Fargo & Co.	48,891	2,366,813
Westamerica Bancorporation	6,028	386,395
		46,492,605
Beverages — 0.6%
Brown-Forman Corp., Class B	3,995	218,966
Coca-Cola Co. (The)	5,182	272,729
Coca-Cola Consolidated, Inc.	67	19,666
Constellation Brands, Inc., Class A	2,936	577,864
Diageo plc	19,840	827,818
Fevertree Drinks plc	7,793	220,822
Kweichow Moutai Co. Ltd., A Shares	1,300	182,729
MGP Ingredients, Inc.	1,215	60,738
Molson Coors Brewing Co., Class B	4,152	224,166
Monster Beverage Corp.(1)	683	44,033
PepsiCo, Inc.	19,774	2,527,315
Treasury Wine Estates Ltd.	31,750	382,713
		5,559,559
Biotechnology — 1.2%
AbbVie, Inc.	13,710	913,360
Abcam plc	5,634	89,100
Acceleron Pharma, Inc.(1)	1,378	60,163
Aimmune Therapeutics, Inc.(1)	1,944	37,422
Alder Biopharmaceuticals, Inc.(1)	2,349	23,772
Amarin Corp. plc ADR(1)	1,349	25,078
Amgen, Inc.	4,998	932,527
Amicus Therapeutics, Inc.(1)	5,065	62,806
AnaptysBio, Inc.(1)	324	17,402
Arena Pharmaceuticals, Inc.(1)	1,670	104,676
Argenx SE(1)	990	139,197
ArQule, Inc.(1)	3,058	30,855
Biogen, Inc.(1)	6,711	1,596,010
12

	Shares/ Principal Amount	Value
Blueprint Medicines Corp.(1)	743	$74,411
Celgene Corp.(1)	7,103	652,482
CSL Ltd.	7,980	1,246,059
Exact Sciences Corp.(1)	3,874	445,936
Exelixis, Inc.(1)	8,290	176,328
FibroGen, Inc.(1)	985	46,551
Flexion Therapeutics, Inc.(1)	1,827	18,343
Galapagos NV(1)	1,262	218,974
Gilead Sciences, Inc.	13,843	906,993
Global Blood Therapeutics, Inc.(1)	731	40,059
Halozyme Therapeutics, Inc.(1)	2,693	45,754
Heron Therapeutics, Inc.(1)	1,838	32,055
Immunomedics, Inc.(1)	24,749	365,048
Incyte Corp.(1)	4,231	359,296
Insmed, Inc.(1)	1,792	39,334
Medicines Co. (The)(1)	1,120	40,141
Mirati Therapeutics, Inc.(1)	252	26,662
MorphoSys AG(1)	1,287	155,668
Natera, Inc.(1)	2,938	81,030
PeptiDream, Inc.(1)	3,500	195,518
Portola Pharmaceuticals, Inc.(1)	1,532	40,874
Principia Biopharma, Inc.(1)	923	34,280
PTC Therapeutics, Inc.(1)	1,202	57,900
REGENXBIO, Inc.(1)	673	29,888
Sarepta Therapeutics, Inc.(1)	2,980	443,573
Stoke Therapeutics, Inc.(1)	1,256	30,948
Ultragenyx Pharmaceutical, Inc.(1)	685	41,278
Vertex Pharmaceuticals, Inc.(1)	2,982	496,861
Viking Therapeutics, Inc.(1)	3,499	26,907
		10,401,519
Building Products — 0.5%
CSW Industrials, Inc.	144	10,168
Daikin Industries Ltd.	2,400	297,937
Fortune Brands Home & Security, Inc.	805	44,227
Gibraltar Industries, Inc.(1)	1,609	66,677
Johnson Controls International plc	64,920	2,755,205
Lindab International AB	10,113	115,351
Masco Corp.	9,073	369,906
PGT Innovations, Inc.(1)	3,943	63,561
Trex Co., Inc.(1)	4,391	358,964
		4,081,996
Capital Markets — 1.8%
Ameriprise Financial, Inc.	12,513	1,820,767
Ares Management Corp., Class A	7,379	215,836
Artisan Partners Asset Management, Inc., Class A	8,067	238,703
Ashmore Group plc	32,564	211,629
Assetmark Financial Holdings, Inc.(1)	2,063	58,362

13

	Shares/ Principal Amount	Value
B3 SA - Brasil Bolsa Balcao	57,100	$632,890
Bank of New York Mellon Corp. (The)	38,570	1,809,704
Burford Capital Ltd.	5,149	93,735
Charles Schwab Corp. (The)	19,215	830,472
Credit Suisse Group AG(1)	109,780	1,329,505
Donnelley Financial Solutions, Inc.(1)	13,438	183,160
Euronext NV	2,970	229,848
Evercore, Inc., Class A	827	71,428
Hamilton Lane, Inc., Class A	1,583	92,922
Hong Kong Exchanges & Clearing Ltd.	13,600	459,301
Intermediate Capital Group plc	18,748	317,299
Invesco Ltd.	36,184	694,371
London Stock Exchange Group plc	11,910	960,867
LPL Financial Holdings, Inc.	19,503	1,635,717
MSCI, Inc.	3,043	691,491
Northern Trust Corp.	16,609	1,627,682
Partners Group Holding AG	680	542,007
Piper Jaffray Cos.	496	38,341
S&P Global, Inc.	2,778	680,471
State Street Corp.	8,072	468,902
TD Ameritrade Holding Corp.	1,533	78,336
		16,013,746
Chemicals — 0.6%
CF Industries Holdings, Inc.	1,742	86,334
Chr Hansen Holding A/S	3,010	262,226
Dow, Inc.	18,195	881,366
DuPont de Nemours, Inc.	10,470	755,515
Eastman Chemical Co.	5,798	436,879
Ferro Corp.(1)	5,330	78,511
Innophos Holdings, Inc.	5,171	140,496
KH Neochem Co. Ltd.	4,700	116,890
Koninklijke DSM NV	6,840	846,441
Minerals Technologies, Inc.	3,533	188,132
Nutrien Ltd.	4,260	233,561
PolyOne Corp.	689	22,579
Scotts Miracle-Gro Co. (The)	29	3,253
Sika AG	3,494	504,870
Symrise AG	6,520	603,998
		5,161,051
Commercial Services and Supplies — 0.9%
ABM Industries, Inc.	2,627	110,570
Advanced Disposal Services, Inc.(1)	3,055	98,890
Babcock International Group plc	320,911	1,852,028
Brink's Co. (The)	3,419	308,257
Casella Waste Systems, Inc., Class A(1)	1,943	84,715
CECO Environmental Corp.(1)	5,751	53,082
Charah Solutions, Inc.(1)	14,883	77,392

14

	Shares/ Principal Amount	Value
Clean Harbors, Inc.(1)	1,645	$127,997
Cleanaway Waste Management Ltd.	124,586	204,828
Country Garden Services Holdings Co. Ltd.	75,000	181,829
Deluxe Corp.	2,802	125,025
Edenred	9,880	495,434
HomeServe plc	15,603	216,325
Loomis AB, B Shares	4,559	156,987
Raksul, Inc.(1)	2,200	75,808
Rentokil Initial plc	17,883	94,335
Republic Services, Inc.	16,300	1,444,995
UniFirst Corp.	684	134,659
US Ecology, Inc.	1,707	108,616
Waste Management, Inc.	14,711	1,721,187
		7,672,959
Communications Equipment — 0.6%
Acacia Communications, Inc.(1)	624	41,914
Arista Networks, Inc.(1)	2,657	726,557
AudioCodes Ltd.	2,803	52,304
Casa Systems, Inc.(1)	11,782	77,643
Cisco Systems, Inc.	41,089	2,276,331
Juniper Networks, Inc.	10,438	282,035
Lumentum Holdings, Inc.(1)	1,106	62,633
Motorola Solutions, Inc.	6,146	1,019,990
Telefonaktiebolaget LM Ericsson, B Shares	70,160	615,569
Viavi Solutions, Inc.(1)	3,743	54,910
		5,209,886
Construction and Engineering — 0.2%
Badger Daylighting Ltd.	9,054	326,954
Comfort Systems USA, Inc.	234	9,828
Dycom Industries, Inc.(1)	3,205	176,788
EMCOR Group, Inc.	200	16,878
Hazama Ando Corp.	39,200	269,389
Jacobs Engineering Group, Inc.	7,572	624,766
Larsen & Toubro Ltd.	8,816	177,263
SHO-BOND Holdings Co. Ltd.	4,800	164,566
Valmont Industries, Inc.	275	37,840
		1,804,272
Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., H Shares	69,000	399,513
Cemex SAB de CV ADR	95,931	341,514
CRH plc	19,072	634,714
POSCO Chemical Co. Ltd.	3,804	156,152
Taiwan Cement Corp.	205,600	294,423
Taiwan Cement Corp. Preference Shares(1)	15,085	25,317
Tecnoglass, Inc.	7,763	55,273
Vulcan Materials Co.	4,810	665,463
		2,572,369

15

	Shares/ Principal Amount	Value
Consumer Finance — 0.5%
American Express Co.	11,356	$1,412,346
Bajaj Finance Ltd.	3,919	184,815
Discover Financial Services	11,569	1,038,202
Green Dot Corp., Class A(1)	1,798	91,140
Muangthai Capital PCL	164,700	320,622
Synchrony Financial	27,303	979,632
		4,026,757
Containers and Packaging — 0.4%
Ball Corp.	7,982	570,553
Berry Global Group, Inc.(1)	1,782	80,279
Graphic Packaging Holding Co.	55,686	827,494
Packaging Corp. of America	14,731	1,487,389
Rengo Co. Ltd.	14,200	107,992
Silgan Holdings, Inc.	6,459	194,158
Sonoco Products Co.	5,162	309,875
		3,577,740
Distributors — 0.1%
Core-Mark Holding Co., Inc.	2,101	78,641
Genuine Parts Co.	4,597	446,461
IAA, Inc.(1)	2,268	106,029
LKQ Corp.(1)	15,870	427,379
Pool Corp.	266	50,372
		1,108,882
Diversified Consumer Services — 0.2%
Chegg, Inc.(1)	3,025	135,883
China Education Group Holdings Ltd.	205,000	321,227
frontdoor, Inc.(1)	1,458	66,543
Grand Canyon Education, Inc.(1)	913	99,307
New Oriental Education & Technology Group, Inc. ADR(1)	5,804	605,415
ServiceMaster Global Holdings, Inc.(1)	226	12,030
TAL Education Group ADR(1)	19,754	636,079
		1,876,484
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	12,834	2,636,489
Chailease Holding Co. Ltd.	150,380	634,134
Compass Diversified Holdings	12,739	244,589
ECN Capital Corp.	20,721	74,261
Zenkoku Hosho Co. Ltd.	4,400	171,649
		3,761,122
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	5,685	193,574
Cellnex Telecom SA(1)	20,863	778,109
Telekomunikasi Indonesia Persero Tbk PT	1,676,100	512,496
Verizon Communications, Inc.	75,762	4,187,366
		5,671,545

16

	Shares/ Principal Amount	Value
Electric Utilities — 0.7%
Edison International	6,374	$475,118
Eversource Energy	19,807	1,502,559
Exelon Corp.	2,823	127,204
Iberdrola SA	30,720	291,066
IDACORP, Inc.	1,572	160,438
Pinnacle West Capital Corp.	17,067	1,556,852
Xcel Energy, Inc.	39,327	2,344,283
		6,457,520
Electrical Equipment — 1.1%
AMETEK, Inc.	11,504	1,030,873
Eaton Corp. plc	17,780	1,461,338
Emerson Electric Co.	31,176	2,022,699
Hubbell, Inc.	9,180	1,192,298
Melrose Industries plc	246,330	552,679
nVent Electric plc	23,021	570,691
Prysmian SpA	10,500	216,195
Rockwell Automation, Inc.	2,986	480,089
Schneider Electric SE	11,054	951,718
Signify NV	34,672	940,517
TKH Group NV	1,560	92,708
Varta AG(1)	1,414	107,025
		9,618,830
Electronic Equipment, Instruments and Components — 1.0%
Anritsu Corp.	8,900	163,818
Avnet, Inc.	1,555	70,628
Barco NV	1,330	275,729
Belden, Inc.	2,612	118,742
CDW Corp.	18,087	2,137,160
Chroma ATE, Inc.	65,000	304,443
Coherent, Inc.(1)	968	134,407
Dolby Laboratories, Inc., Class A	1,361	92,684
Electrocomponents plc	30,837	227,332
FLIR Systems, Inc.	264	13,110
Hexagon AB, B Shares	8,830	428,361
II-VI, Inc.(1)	322	12,783
Isra Vision AG	2,053	89,688
Keyence Corp.	1,500	856,029
Keysight Technologies, Inc.(1)	19,318	1,729,347
Landis+Gyr Group AG(1)	537	43,511
National Instruments Corp.	1,209	50,488
Samsung Electro-Mechanics Co. Ltd.	1,870	144,717
SYNNEX Corp.	410	40,401
TE Connectivity Ltd.	15,351	1,418,432
Tech Data Corp.(1)	643	65,162

17

	Shares/ Principal Amount	Value
Zebra Technologies Corp., Class A(1)	176	$37,117
		8,454,089
Energy Equipment and Services — 0.4%
Baker Hughes a GE Co.	44,143	1,120,791
C&J Energy Services, Inc.(1)	2,274	24,878
Dril-Quip, Inc.(1)	915	48,147
Liberty Oilfield Services, Inc., Class A	1,168	16,527
Modec, Inc.	3,300	87,861
NCS Multistage Holdings, Inc.(1)	11,729	37,650
Schlumberger Ltd.	29,520	1,179,914
Subsea 7 SA	29,000	311,770
Tecnicas Reunidas SA(1)	29,054	699,987
TGS NOPEC Geophysical Co. ASA	5,002	121,027
		3,648,552
Entertainment — 1.0%
Activision Blizzard, Inc.	23,008	1,121,410
Electronic Arts, Inc.(1)	12,160	1,124,800
Entertainment One Ltd.	52,288	279,490
Liberty Media Corp-Liberty Formula One, Class C(1)	5,212	205,249
Live Nation Entertainment, Inc.(1)	556	40,065
Netflix, Inc.(1)	3,175	1,025,493
Take-Two Interactive Software, Inc.(1)	19,723	2,416,462
Walt Disney Co. (The)	14,775	2,112,973
World Wrestling Entertainment, Inc., Class A	1,013	73,726
Zynga, Inc., Class A(1)	11,742	74,914
		8,474,582
Equity Real Estate Investment Trusts (REITs) — 3.1%
Acadia Realty Trust	4,355	122,245
Advance Residence Investment Corp.	57	176,658
Agree Realty Corp.	3,651	244,069
Alexandria Real Estate Equities, Inc.	3,787	554,265
Allied Properties Real Estate Investment Trust	4,030	149,407
American Homes 4 Rent, Class A	7,466	180,752
American Tower Corp.	532	112,582
Americold Realty Trust	21,200	710,836
Boston Properties, Inc.	1,127	149,835
Brandywine Realty Trust	10,045	148,164
Camden Property Trust	5,370	556,923
Canadian Apartment Properties REIT	4,374	161,432
CapitaLand Commercial Trust	83,600	125,199
CareTrust REIT, Inc.	11,773	273,487
Charter Hall Group	35,231	271,957
Community Healthcare Trust, Inc.	827	33,981
CoreSite Realty Corp.	857	89,822
Corporate Office Properties Trust	1,922	53,662
Cousins Properties, Inc.	3,814	134,177
CyrusOne, Inc.	1,740	99,876

18

	Shares/ Principal Amount	Value
Embassy Office Parks REIT(1)	8,000	$43,497
Empire State Realty Trust, Inc., Class A	26,702	374,095
Equinix, Inc.	939	471,472
Equity Residential	14,438	1,139,014
Essential Properties Realty Trust, Inc.	5,557	117,364
Extra Space Storage, Inc.	1,040	116,886
Fibra Uno Administracion SA de CV	1,318,332	1,697,123
Gaming and Leisure Properties, Inc.	9,089	342,746
Gecina SA	1,144	173,944
GEO Group, Inc. (The)	27,433	488,582
GLP J-Reit(1)	115	128,335
Goodman Group	42,502	429,394
HCP, Inc.	14,030	447,978
Healthcare Trust of America, Inc., Class A	31,440	846,679
Highwoods Properties, Inc.	927	42,021
Hudson Pacific Properties, Inc.	6,691	236,192
Inmobiliaria Colonial Socimi SA	18,175	203,407
Invesco Office J-Reit, Inc.	1,568	278,463
Invincible Investment Corp.	103	59,104
Invitation Homes, Inc.	16,345	448,997
Japan Hotel REIT Investment Corp.	112	93,265
Kilroy Realty Corp.	3,306	262,695
Kite Realty Group Trust	9,901	157,525
Lexington Realty Trust	4,866	48,027
Life Storage, Inc.	6,977	680,188
Link REIT	40,500	472,278
Mapletree Commercial Trust	94,400	142,184
Mapletree Industrial Trust	54,700	89,363
MGM Growth Properties LLC, Class A	17,466	521,535
National Health Investors, Inc.	860	68,267
Northview Apartment Real Estate Investment Trust	5,209	107,353
Orix JREIT, Inc.	391	759,384
Piedmont Office Realty Trust, Inc., Class A	22,511	468,454
Prologis, Inc.	10,279	828,590
Regency Centers Corp.	838	55,895
Rexford Industrial Realty, Inc.	9,835	407,169
RLJ Lodging Trust	2,882	49,801
Ryman Hospitality Properties, Inc.	2,153	161,475
Sabra Health Care REIT, Inc.	4,500	92,880
Safestore Holdings plc	23,467	177,968
SBA Communications Corp.(1)	11,928	2,927,250
Segro plc	53,686	497,970
Spirit Realty Capital, Inc.	3,456	152,479
STORE Capital Corp.	8,649	295,882
Summit Hotel Properties, Inc.	5,283	58,694
Sun Communities, Inc.	4,400	584,364
UDR, Inc.	8,047	370,645

19

	Shares/ Principal Amount	Value
UNITE Group plc (The)	28,210	$353,372
Urstadt Biddle Properties, Inc., Class A	1,305	28,175
VICI Properties, Inc.	8,233	175,692
Weingarten Realty Investors	3,492	97,462
Welltower, Inc.	20,102	1,670,878
Weyerhaeuser Co.	77,663	1,973,417
		27,265,198
Food and Staples Retailing — 0.6%
Alimentation Couche-Tard, Inc., B Shares	8,700	533,285
BIM Birlesik Magazalar AS	21,450	179,777
Cosmos Pharmaceutical Corp.	300	55,118
Costco Wholesale Corp.	187	51,543
CP ALL PCL	137,500	385,608
Grocery Outlet Holding Corp.(1)	570	22,196
Kobe Bussan Co. Ltd.	4,100	228,633
Koninklijke Ahold Delhaize NV	24,354	550,641
President Chain Store Corp.	18,000	173,534
Sysco Corp.	15,143	1,038,355
Wal-Mart de Mexico SAB de CV	101,640	299,928
Walmart, Inc.	11,710	1,292,550
Weis Markets, Inc.	1,413	51,504
		4,862,672
Food Products — 1.4%
a2 Milk Co. Ltd.(1)	26,570	308,054
AAK AB	9,022	184,558
Associated British Foods plc	16,150	473,926
Ausnutria Dairy Corp. Ltd.(1)	49,000	87,881
Bakkafrost P/F	1,961	112,633
Beyond Meat, Inc.(1)	199	39,106
Campbell Soup Co.	20,872	862,848
Conagra Brands, Inc.	39,914	1,152,317
Danone SA	12,220	1,059,469
General Mills, Inc.	21,749	1,155,089
Hain Celestial Group, Inc. (The)(1)	7,955	173,180
Hershey Co. (The)	9,418	1,429,087
J.M. Smucker Co. (The)	2,463	273,861
Kellogg Co.	4,804	279,689
Kerry Group plc, A Shares	3,770	436,646
Mondelez International, Inc., Class A	35,098	1,877,392
Nestle India Ltd.	1,337	226,734
Nestle SA	11,210	1,189,577
Nomad Foods Ltd.(1)	10,142	225,862
Orion Corp/Republic of Korea	2,396	162,816
Orkla ASA	85,770	727,944
		12,438,669
Gas Utilities — 0.2%
Atmos Energy Corp.	3,832	417,841

20

	Shares/ Principal Amount	Value
Chesapeake Utilities Corp.	558	$52,151
China Gas Holdings Ltd.	82,200	340,845
Indraprastha Gas Ltd.	39,231	172,334
Spire, Inc.	5,079	418,560
		1,401,731
Health Care Equipment and Supplies — 2.7%
ABIOMED, Inc.(1)	534	148,751
Alcon, Inc.(1)	4,870	281,676
Baxter International, Inc.	14,348	1,204,802
Boston Scientific Corp.(1)	19,766	839,264
Danaher Corp.	10,599	1,489,159
DexCom, Inc.(1)	1,884	295,543
Edwards Lifesciences Corp.(1)	2,062	438,897
Elekta AB, B Shares	6,595	93,860
Haemonetics Corp.(1)	5,706	696,588
Hill-Rom Holdings, Inc.	5,533	590,039
Hologic, Inc.(1)	38,225	1,959,031
Hoya Corp.	9,200	706,845
ICU Medical, Inc.(1)	257	65,391
IDEXX Laboratories, Inc.(1)	491	138,487
Insulet Corp.(1)	3,368	414,062
Integer Holdings Corp.(1)	6,199	542,598
Intuitive Surgical, Inc.(1)	813	422,362
Masimo Corp.(1)	3,439	542,846
Medtronic plc	37,186	3,790,741
Merit Medical Systems, Inc.(1)	1,777	70,120
Nihon Kohden Corp.	3,100	84,857
NuVasive, Inc.(1)	2,616	174,226
OrthoPediatrics Corp.(1)	1,213	42,831
Penumbra, Inc.(1)	1,407	235,813
ResMed, Inc.	4,005	515,444
Siemens Healthineers AG	11,358	474,500
Silk Road Medical, Inc.(1)	1,355	58,658
STERIS plc	1,848	275,093
Straumann Holding AG	580	472,886
Stryker Corp.	6,196	1,299,797
Sysmex Corp.	9,300	672,538
Terumo Corp.	18,900	549,827
Zimmer Biomet Holdings, Inc.	29,389	3,971,336
		23,558,868
Health Care Providers and Services — 1.3%
Acadia Healthcare Co., Inc.(1)	1,867	59,632
Amedisys, Inc.(1)	4,408	607,819
Amplifon SpA	8,141	200,638
Cardinal Health, Inc.	15,148	692,718
Centene Corp.(1)	8,849	460,944
Chemed Corp.	138	55,944

21

	Shares/ Principal Amount	Value
CorVel Corp.(1)	643	$54,784
Covetrus, Inc.(1)	15,820	374,459
Encompass Health Corp.	17,803	1,136,544
Ensign Group, Inc. (The)	2,122	127,872
HealthEquity, Inc.(1)	3,237	265,369
Henry Schein, Inc.(1)	5,082	338,156
Korian SA	6,760	266,871
McKesson Corp.	8,027	1,115,352
NMC Health plc	7,498	225,135
Premier, Inc., Class A(1)	3,924	152,055
Providence Service Corp. (The)(1)	3,043	169,617
Quest Diagnostics, Inc.	19,237	1,963,713
R1 RCM, Inc.(1)	10,597	133,310
UnitedHealth Group, Inc.	8,894	2,214,695
Universal Health Services, Inc., Class B	3,427	516,997
		11,132,624
Health Care Technology — 0.2%
Cerner Corp.	15,559	1,114,802
Health Catalyst, Inc.(1)	927	41,020
Inspire Medical Systems, Inc.(1)	769	52,007
Phreesia, Inc.(1)	2,301	62,886
Teladoc Health, Inc.(1)	2,398	163,640
Veeva Systems, Inc., Class A(1)	4,251	705,241
		2,139,596
Hotels, Restaurants and Leisure — 1.3%
Aristocrat Leisure Ltd.	12,840	268,077
Autogrill SpA	11,122	117,168
Carnival Corp.	24,088	1,137,676
China International Travel Service Corp. Ltd., A Shares	14,098	183,843
Chipotle Mexican Grill, Inc.(1)	888	706,431
Churchill Downs, Inc.	1,197	143,221
Darden Restaurants, Inc.	13,367	1,624,892
Domino's Pizza, Inc.	3,174	776,138
Jubilant Foodworks Ltd.	10,042	174,723
Jumbo Interactive Ltd.	9,777	128,443
Kyoritsu Maintenance Co. Ltd.	2,200	94,848
Las Vegas Sands Corp.	6,682	403,860
Melco International Development Ltd.	69,000	166,904
Minor International PCL	153,400	200,363
Planet Fitness, Inc., Class A(1)	7,060	555,340
Red Robin Gourmet Burgers, Inc.(1)	3,356	110,815
Red Rock Resorts, Inc., Class A	6,633	138,232
Royal Caribbean Cruises Ltd.	10,893	1,267,292
Sodexo SA	4,689	536,942
SSP Group plc	9,904	84,534
Starbucks Corp.	19,360	1,833,198
Texas Roadhouse, Inc.	1,448	79,973

22

	Shares/ Principal Amount	Value
Wynn Resorts Ltd.	2,894	$376,423
		11,109,336
Household Durables — 0.5%
Breville Group Ltd.	3,081	40,395
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,100	115,723
Haier Electronics Group Co. Ltd.	74,000	174,458
Haseko Corp.	132,600	1,438,384
Iida Group Holdings Co. Ltd.	58,600	961,888
Newell Brands, Inc.	4,005	56,831
PlayAGS, Inc.(1)	5,068	95,076
Pressance Corp.	10,900	152,049
PulteGroup, Inc.	38,166	1,202,611
Skyline Champion Corp.(1)	2,989	85,186
Token Corp.	3,400	194,886
TopBuild Corp.(1)	1,272	103,197
		4,620,684
Household Products — 0.6%
Central Garden & Pet Co., Class A(1)	1,464	40,333
Church & Dwight Co., Inc.	3,030	228,583
Colgate-Palmolive Co.	20,533	1,473,037
Kimberly-Clark Corp.	3,546	481,015
Pigeon Corp.	2,400	88,225
Procter & Gamble Co. (The)	26,561	3,135,261
Spectrum Brands Holdings, Inc.	3,978	199,338
		5,645,792
Industrial Conglomerates — 0.2%
Rheinmetall AG	2,004	229,110
Roper Technologies, Inc.	1,255	456,381
Siemens AG	8,000	878,189
		1,563,680
Insurance — 1.7%
Aegon NV	374,903	1,849,831
Aflac, Inc.	25,171	1,325,001
AIA Group Ltd.	147,200	1,500,455
AMERISAFE, Inc.	1,871	121,727
Arthur J. Gallagher & Co.	1,683	152,194
Axis Capital Holdings Ltd.	3,547	225,838
Brown & Brown, Inc.	8,156	293,045
Chubb Ltd.	16,369	2,501,838
Discovery Ltd.	19,338	178,094
Goosehead Insurance, Inc., Class A	787	35,423
Hanover Insurance Group, Inc. (The)	607	78,734
Intact Financial Corp.	2,860	266,584
James River Group Holdings Ltd.	1,801	86,142
Kemper Corp.	1,414	124,460
Kinsale Capital Group, Inc.	1,434	128,859
Mercury General Corp.	6,037	342,358

23

	Shares/ Principal Amount	Value
NN Group NV	11,456	$430,274
Palomar Holdings, Inc.(1)	1,755	50,281
Ping An Insurance Group Co. of China Ltd., H Shares	51,500	610,830
ProAssurance Corp.	18,427	720,311
Progressive Corp. (The)	25,440	2,060,131
ProSight Global, Inc.(1)	1,839	31,355
Prudential plc	14,360	296,159
Reinsurance Group of America, Inc.	3,893	606,997
RenaissanceRe Holdings Ltd.	677	122,639
Torchmark Corp.	2,127	194,238
Travelers Cos., Inc. (The)	1,359	199,257
White Mountains Insurance Group Ltd.	69	74,244
		14,607,299
Interactive Media and Services — 2.6%
Alphabet, Inc., Class A(1)	9,096	11,080,747
Facebook, Inc., Class A(1)	34,295	6,661,118
Pinterest, Inc., Class A(1)	12,784	370,608
Tencent Holdings Ltd.	56,200	2,628,496
Twitter, Inc.(1)	36,304	1,536,022
Yandex NV, A Shares(1)	23,373	916,689
		23,193,680
Internet and Direct Marketing Retail — 1.8%
Alibaba Group Holding Ltd. ADR(1)	14,102	2,441,197
Amazon.com, Inc.(1)	5,393	10,067,545
Baozun, Inc. ADR(1)	9,181	455,469
eBay, Inc.	29,689	1,222,890
Etsy, Inc.(1)	916	61,390
Expedia Group, Inc.	3,933	522,066
Moneysupermarket.com Group plc	34,673	154,926
Naspers Ltd., N Shares	3,938	958,085
Revolve Group, Inc.(1)	1,442	49,706
Takeaway.com NV(1)	1,928	172,238
Trainline plc(1)	8,617	44,851
Yume No Machi Souzou Iinkai Co. Ltd.	4,200	63,382
		16,213,745
IT Services — 2.7%
Accenture plc, Class A	340	65,477
Afterpay Touch Group Ltd.(1)	8,859	161,469
Akamai Technologies, Inc.(1)	14,680	1,293,748
Alten SA	1,737	215,098
Booz Allen Hamilton Holding Corp.	14,591	1,003,131
EVERTEC, Inc.	10,764	344,663
Evo Payments, Inc., Class A(1)	1,947	60,591
Fastly, Inc., Class A(1)	4,756	103,205
Fiserv, Inc.(1)	19,406	2,045,975
FleetCor Technologies, Inc.(1)	4,239	1,204,597
GDS Holdings Ltd. ADR(1)	27,339	1,125,820

24

	Shares/ Principal Amount	Value
Genpact Ltd.	3,437	$136,380
GMO Payment Gateway, Inc.	6,300	459,345
InterXion Holding NV(1)	17,815	1,341,469
Keywords Studios plc	3,291	66,227
MasterCard, Inc., Class A	5,665	1,542,409
Nexi SpA(1)	26,357	281,188
NEXTDC Ltd.(1)	21,371	100,357
Obic Co. Ltd.	3,600	381,063
Pagseguro Digital Ltd., Class A(1)	9,491	412,669
PayPal Holdings, Inc.(1)	28,233	3,116,923
Presidio, Inc.	8,314	116,396
SCSK Corp.	3,000	143,341
SHIFT, Inc.(1)	1,900	87,886
Solutions 30 SE(1)	13,988	142,930
Square, Inc., Class A(1)	11,617	934,123
Tata Consultancy Services Ltd.	10,201	326,246
VeriSign, Inc.(1)	1,629	343,866
Visa, Inc., Class A	36,928	6,573,184
		24,129,776
Leisure Products†
Malibu Boats, Inc., Class A(1)	1,566	47,183
Merida Industry Co. Ltd.	21,000	131,424
Thule Group AB	6,737	147,546
		326,153
Life Sciences Tools and Services — 0.8%
Adaptive Biotechnologies Corp.(1)	1,833	70,662
Agilent Technologies, Inc.	12,618	875,815
Bio-Rad Laboratories, Inc., Class A(1)	996	313,640
Bruker Corp.	10,549	504,770
ICON plc(1)	1,540	240,502
Illumina, Inc.(1)	4,667	1,397,207
Lonza Group AG(1)	3,180	1,087,849
NeoGenomics, Inc.(1)	3,739	91,120
Personalis, Inc.(1)	2,130	38,148
PRA Health Sciences, Inc.(1)	788	78,729
QIAGEN NV(1)	7,784	293,613
Tecan Group AG	846	214,985
Thermo Fisher Scientific, Inc.	6,284	1,744,941
		6,951,981
Machinery — 1.2%
Albany International Corp., Class A	229	19,692
Allison Transmission Holdings, Inc.	16,128	741,082
Atlas Copco AB, A Shares	9,430	288,850
Atlas Copco AB, B Shares	40,440	1,104,477
ATS Automation Tooling Systems, Inc.(1)	5,508	88,267
Chart Industries, Inc.(1)	1,895	143,129
Colfax Corp.(1)	2,452	67,871

25

	Shares/ Principal Amount	Value
CRRC Corp. Ltd., H Shares	253,000	$199,634
Cummins, Inc.	20,178	3,309,192
Doosan Bobcat, Inc.	3,420	103,638
EnPro Industries, Inc.	1,418	100,735
Georg Fischer AG	98	84,346
Graham Corp.	955	20,676
Hurco Cos., Inc.	1,348	46,088
IMI plc	41,024	515,044
Ingersoll-Rand plc	7,431	918,917
Interroll Holding AG	27	54,761
Kennametal, Inc.	2,246	77,667
Konecranes Oyj	3,439	100,968
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	2,849	260,108
Kornit Digital Ltd.(1)	5,917	184,610
Milacron Holdings Corp.(1)	1,305	21,976
Mueller Water Products, Inc., Class A	9,606	97,693
Nabtesco Corp.	4,800	129,272
PACCAR, Inc.	5,491	385,139
Parker-Hannifin Corp.	2,631	460,635
Rotork plc	31,649	117,802
Snap-on, Inc.	4,560	695,902
Tadano Ltd.	2,100	18,873
Timken Co. (The)	4,322	197,559
Valmet Oyj	5,841	113,522
Woodward, Inc.	1,090	122,124
		10,790,249
Media — 0.2%
Atresmedia Corp. de Medios de Comunicacion SA	55,624	216,405
Entravision Communications Corp., Class A	31,702	103,349
Nippon Television Holdings, Inc.	60,300	829,161
NOS SGPS SA	26,761	166,318
Stroeer SE & Co. KGaA	2,231	176,386
Townsquare Media, Inc., Class A	3,072	16,558
TV Asahi Holdings Corp.	19,800	324,445
		1,832,622
Metals and Mining — 0.3%
BHP Group Ltd.	19,870	548,863
Hudbay Minerals, Inc.	8,712	42,312
Kirkland Lake Gold Ltd.	5,621	232,455
Kumba Iron Ore Ltd.	9,328	309,037
Northern Star Resources Ltd.	12,404	107,693
Saracen Mineral Holdings Ltd.(1)	78,782	220,334
Steel Dynamics, Inc.	30,217	952,138
		2,412,832
Multi-Utilities — 0.2%
Ameren Corp.	7,165	542,319
NorthWestern Corp.	9,328	652,214

26

	Shares/ Principal Amount	Value
WEC Energy Group, Inc.	5,295	$452,510
		1,647,043
Multiline Retail — 0.4%
B&M European Value Retail SA	119,969	540,229
Lojas Renner SA	36,640	453,638
Magazine Luiza SA	14,000	964,796
Pan Pacific International Holdings Corp.	10,600	676,366
Target Corp.	11,416	986,343
		3,621,372
Oil, Gas and Consumable Fuels — 2.6%
Callon Petroleum Co.(1)	9,565	47,060
Centennial Resource Development, Inc., Class A(1)	5,711	33,980
Chevron Corp.	30,741	3,784,524
Cimarex Energy Co.	3,222	163,259
CNOOC Ltd.	391,000	643,033
Concho Resources, Inc.	4,622	451,477
ConocoPhillips	1,131	66,819
CVR Energy, Inc.	18,369	974,843
Delek US Holdings, Inc.	5,016	216,089
Devon Energy Corp.	12,437	335,799
Earthstone Energy, Inc., Class A(1)	6,120	26,806
Eni SpA	110,616	1,731,686
EQT Corp.	18,398	277,994
Equitrans Midstream Corp.	14,240	236,242
Extraction Oil & Gas, Inc.(1)	3,808	14,128
Exxon Mobil Corp.	7,689	571,754
Gazprom PJSC ADR	180,960	1,326,545
Gazprom PJSC	162,019	601,994
Gaztransport Et Technigaz SA	2,128	193,005
Gibson Energy, Inc.	9,914	171,793
HollyFrontier Corp.	10,452	520,196
Imperial Oil Ltd.	9,568	262,000
Lundin Petroleum AB	16,410	515,206
Magnolia Oil & Gas Corp., Class A(1)	2,383	26,642
Neste Oyj	20,990	693,859
Noble Energy, Inc.	20,174	445,442
Novatek PJSC GDR	4,097	855,763
Occidental Petroleum Corp.	3,038	156,032
PetroChina Co. Ltd., H Shares	1,426,000	755,779
Phillips 66	11,835	1,213,798
Royal Dutch Shell plc, Class B ADR	8,270	524,897
Saras SpA	524,878	863,889
Surgutneftegas PJSC Preference Shares	2,757,767	1,349,014
TOTAL SA	10,054	520,967
TOTAL SA ADR	39,530	2,045,282
		22,617,596

27

	Shares/ Principal Amount	Value
Paper and Forest Products — 0.1%
Boise Cascade Co.	2,267	$61,209
Domtar Corp.	17,282	733,621
Neenah, Inc.	774	50,859
		845,689
Personal Products — 0.2%
Cosmax, Inc.	3,412	294,157
Estee Lauder Cos., Inc. (The), Class A	2,334	429,900
Fancl Corp.	4,800	120,773
Medifast, Inc.	1,102	123,038
Ontex Group NV	27,901	460,037
Shiseido Co. Ltd.	8,200	603,586
		2,031,491
Pharmaceuticals — 2.1%
Aerie Pharmaceuticals, Inc.(1)	1,286	27,868
AstraZeneca plc	15,250	1,308,944
Catalent, Inc.(1)	9,824	554,958
Dechra Pharmaceuticals plc	3,665	130,547
Eli Lilly & Co.	7,075	770,821
Horizon Therapeutics plc(1)	3,735	92,964
Jazz Pharmaceuticals plc(1)	2,735	381,204
Johnson & Johnson	29,991	3,905,428
Merck & Co., Inc.	33,968	2,819,004
Novartis AG	9,550	875,727
Novo Nordisk A/S, B Shares	15,586	748,076
Optinose, Inc.(1)	3,772	20,256
Pfizer, Inc.	66,843	2,596,182
Reata Pharmaceuticals, Inc., Class A(1)	371	33,631
Roche Holding AG	2,710	725,615
Sanofi	11,407	951,785
Sanofi ADR	35,869	1,495,737
Zoetis, Inc.	8,753	1,005,632
		18,444,379
Professional Services — 0.6%
Applus Services SA	6,461	91,021
ASGN, Inc.(1)	1,192	75,156
Capita plc(1)	745,561	1,054,204
CoStar Group, Inc.(1)	1,912	1,176,645
IHS Markit Ltd.(1)	9,673	623,135
InnerWorkings, Inc.(1)	17,921	65,591
Korn Ferry	3,520	138,266
Nihon M&A Center, Inc.	5,100	137,295
Recruit Holdings Co. Ltd.	24,500	833,758
Teleperformance	940	196,721
Trust Tech, Inc.	11,400	162,584
UT Group Co. Ltd.	2,800	61,752

28

	Shares/ Principal Amount	Value
Verisk Analytics, Inc.	5,049	$766,034
		5,382,162
Real Estate Management and Development — 0.7%
Altus Group Ltd.	1,653	41,970
Aroundtown SA	62,676	501,383
Ayala Land, Inc.	693,430	678,675
CapitaLand Ltd.	79,800	209,446
China Overseas Land & Investment Ltd.	74,000	253,288
CIFI Holdings Group Co. Ltd.	769,624	488,385
Colliers International Group, Inc.	2,134	155,029
Corp. Inmobiliaria Vesta SAB de CV	84,161	126,788
Fabege AB	25,917	399,645
Fastighets AB Balder, B Shares(1)	6,237	213,464
FirstService Corp.	2,461	258,258
Hang Lung Properties Ltd.	52,000	122,475
KWG Group Holdings Ltd.(1)	89,000	83,271
LEG Immobilien AG	4,623	535,836
Longfor Group Holdings Ltd.	66,000	242,669
Mitsubishi Estate Co. Ltd.	21,300	389,642
Mitsui Fudosan Co. Ltd.	9,400	212,716
New World Development Co. Ltd.	123,000	172,171
Nexity SA	606	29,155
Pakuwon Jati Tbk PT	838,400	43,817
Shimao Property Holdings Ltd.	48,000	132,527
Shurgard Self Storage SA	2,453	85,039
Sun Hung Kai Properties Ltd.	14,500	233,032
Times China Holdings Ltd.	66,000	114,913
VGP NV	1,085	91,154
Vonovia SE	8,831	432,228
		6,246,976
Road and Rail — 0.6%
Canadian Pacific Railway Ltd.	1,640	391,560
CJ Logistics Corp.(1)	3,191	368,443
CSX Corp.	740	52,096
DSV A/S	5,093	485,374
Heartland Express, Inc.	28,750	570,400
J.B. Hunt Transport Services, Inc.	3,878	396,991
Localiza Rent a Car SA	88,956	1,020,942
Lyft, Inc., Class A(1)	3,571	217,367
Sixt SE	1,359	139,169
TFI International, Inc.	3,239	102,461
Union Pacific Corp.	9,999	1,799,320
		5,544,123
Semiconductors and Semiconductor Equipment — 2.2%
Advanced Energy Industries, Inc.(1)	746	43,566
Advanced Micro Devices, Inc.(1)	28,690	873,611

29

	Shares/ Principal Amount	Value
Analog Devices, Inc.	3,355	$394,078
Applied Materials, Inc.	65,990	3,257,926
ASML Holding NV	7,353	1,630,937
BE Semiconductor Industries NV	982	29,128
Broadcom, Inc.	11,366	3,296,026
Cypress Semiconductor Corp.	3,880	89,124
Entegris, Inc.	1,351	58,782
Globalwafers Co. Ltd.	10,000	106,355
Infineon Technologies AG	22,426	424,978
Inphi Corp.(1)	2,826	170,154
Intel Corp.	44,186	2,233,602
Kulicke & Soffa Industries, Inc.	5,229	118,332
Lasertec Corp.	4,200	201,144
Lattice Semiconductor Corp.(1)	9,504	183,807
Marvell Technology Group Ltd.	27,190	714,009
Maxim Integrated Products, Inc.	21,168	1,252,934
Microchip Technology, Inc.	4,640	438,109
Monolithic Power Systems, Inc.	434	64,302
NVIDIA Corp.	16	2,700
Qorvo, Inc.(1)	1,656	121,368
QUALCOMM, Inc.	5,646	413,061
Silicon Laboratories, Inc.(1)	663	74,395
SOITEC(1)	2,145	221,713
Taiwan Semiconductor Manufacturing Co. Ltd.	277,500	2,294,224
Teradyne, Inc.	27	1,505
Xilinx, Inc.	5,528	631,353
		19,341,223
Software — 3.5%
Adobe, Inc.(1)	5,788	1,729,802
Adyen NV(1)	560	422,709
ANSYS, Inc.(1)	204	41,436
Aspen Technology, Inc.(1)	572	75,430
Atlassian Corp. plc, Class A(1)	6,189	867,203
Autodesk, Inc.(1)	4,664	728,377
Avalara, Inc.(1)	1,369	111,546
Avast plc	42,886	175,348
Aveva Group plc	3,612	175,684
Bottomline Technologies de, Inc.(1)	1,394	58,673
Cadence Design Systems, Inc.(1)	13,566	1,002,663
Coupa Software, Inc.(1)	3,453	468,607
Dassault Systemes SE	3,540	535,895
Descartes Systems Group, Inc. (The)(1)	4,027	146,306
Elastic NV(1)	449	44,375
Fair Isaac Corp.(1)	275	95,541
Five9, Inc.(1)	2,159	106,590
Fuji Soft, Inc.	2,100	93,890
Globant SA(1)	985	104,410
30

	Shares/ Principal Amount	Value
Intuit, Inc.	5,843	$1,620,322
LogMeIn, Inc.	2,231	169,489
Manhattan Associates, Inc.(1)	411	34,931
Medallia, Inc.(1)	964	38,415
Microsoft Corp.	94,533	12,882,012
Oracle Corp. (New York)	32,353	1,821,474
Pagerduty, Inc.(1)	2,361	104,356
Palo Alto Networks, Inc.(1)	5,792	1,312,120
Paycom Software, Inc.(1)	519	124,949
Paylocity Holding Corp.(1)	1,691	172,634
Proofpoint, Inc.(1)	148	18,678
PTC, Inc.(1)	6,521	441,993
Rapid7, Inc.(1)	2,434	147,622
RingCentral, Inc., Class A(1)	3,532	501,473
salesforce.com, Inc.(1)	7,123	1,100,504
SAP SE	5,820	721,958
Sapiens International Corp. NV	1,245	20,032
ServiceNow, Inc.(1)	1,949	540,633
Sophos Group plc	23,726	125,799
Splunk, Inc.(1)	3,298	446,252
Temenos AG(1)	2,850	500,589
Teradata Corp.(1)	6,048	221,478
VMware, Inc., Class A	2,661	464,318
WiseTech Global Ltd.	8,296	180,072
Workday, Inc., Class A(1)	2,092	418,358
Zendesk, Inc.(1)	1,054	88,072
Zoom Video Communications, Inc., Class A(1)	754	72,015
		31,275,033
Specialty Retail — 1.5%
Adastria Co. Ltd.	4,500	88,094
Advance Auto Parts, Inc.	13,302	2,003,813
AutoZone, Inc.(1)	1,077	1,209,514
Boot Barn Holdings, Inc.(1)	2,668	83,482
Burlington Stores, Inc.(1)	5,024	908,088
Camping World Holdings, Inc., Class A	13,385	157,006
Fast Retailing Co. Ltd.	500	299,454
Five Below, Inc.(1)	3,471	407,703
Floor & Decor Holdings, Inc., Class A(1)	8,959	350,745
Foschini Group Ltd. (The)	16,356	188,718
Home Depot, Inc. (The)	730	155,994
Hotel Shilla Co. Ltd.	2,517	166,542
JD Sports Fashion plc	14,573	115,332
Kingfisher plc	853,085	2,295,101
MarineMax, Inc.(1)	3,352	51,755
Murphy USA, Inc.(1)	4,558	402,745
National Vision Holdings, Inc.(1)	2,123	67,065
O'Reilly Automotive, Inc.(1)	4,548	1,731,696

31

	Shares/ Principal Amount	Value
Penske Automotive Group, Inc.	3,119	$143,380
TJX Cos., Inc. (The)	23,250	1,268,520
Tokyo Base Co. Ltd.(1)	11,100	75,632
Tractor Supply Co.	6,056	658,953
Ulta Beauty, Inc.(1)	1,111	388,017
		13,217,349
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	45,634	9,721,868
Cray, Inc.(1)	3,769	130,558
HP, Inc.	20,779	437,190
Samsung Electronics Co. Ltd.	31,383	1,197,365
		11,486,981
Textiles, Apparel and Luxury Goods — 0.9%
adidas AG	2,540	814,532
ANTA Sports Products Ltd.	39,000	289,873
Bata India Ltd.	9,160	174,010
Burberry Group plc	18,580	506,870
Canada Goose Holdings, Inc.(1)	13,101	612,996
Deckers Outdoor Corp.(1)	6,261	978,469
Fila Korea Ltd.	13,623	771,784
HUGO BOSS AG	3,930	248,066
Li Ning Co. Ltd.	155,500	381,060
Lululemon Athletica, Inc.(1)	1,985	379,314
LVMH Moet Hennessy Louis Vuitton SE	1,220	504,462
NIKE, Inc., Class B	20,386	1,753,807
Salvatore Ferragamo SpA	3,889	81,421
Shenzhou International Group Holdings Ltd.	24,200	332,459
Tapestry, Inc.	11,239	347,622
Titan Co. Ltd.	5,656	86,442
		8,263,187
Thrifts and Mortgage Finance — 0.1%
Aruhi Corp.(1)	5,600	104,911
Capitol Federal Financial, Inc.	38,424	524,872
Essent Group Ltd.(1)	10,724	495,020
LendingTree, Inc.(1)	132	42,575
		1,167,378
Tobacco†
Swedish Match AB	6,290	240,404
Trading Companies and Distributors — 0.5%
AerCap Holdings NV(1)	32,663	1,781,113
DXP Enterprises, Inc.(1)	284	9,642
Ferguson plc(1)	4,780	356,002
Foundation Building Materials, Inc.(1)	3,281	56,466
GMS, Inc.(1)	2,700	60,777
Grafton Group plc	10,523	92,477
H&E Equipment Services, Inc.	3,174	97,156
HD Supply Holdings, Inc.(1)	1,757	71,176

32

	Shares/ Principal Amount	Value
IMCD NV	1,662	$145,931
Indutrade AB	6,582	185,630
MonotaRO Co. Ltd.	19,400	423,947
MSC Industrial Direct Co., Inc., Class A	12,457	885,070
NOW, Inc.(1)	4,795	58,739
Seven Group Holdings Ltd.	19,613	239,594
SiteOne Landscape Supply, Inc.(1)	1,566	115,681
Yamazen Corp.	19,700	187,426
		4,766,827
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	83,400	194,568
Grupo Aeroportuario del Centro Norte SAB de CV	55,704	342,297
Macquarie Infrastructure Corp.	2,142	88,765
		625,630
Water Utilities†
SJW Group	723	46,915
Wireless Telecommunication Services†
America Movil SAB de CV, Class L ADR	12,252	171,405
T-Mobile US, Inc.(1)	82	6,538
		177,943
TOTAL COMMON STOCKS (Cost $419,370,905)		549,498,562
CORPORATE BONDS — 8.9%
Aerospace and Defense — 0.1%
Arconic, Inc., 5.40%, 4/15/21	$25,000	25,916
Arconic, Inc., 5.125%, 10/1/24	115,000	122,706
Bombardier, Inc., 8.75%, 12/1/21(2)	50,000	54,687
Bombardier, Inc., 5.75%, 3/15/22(2)	30,000	30,788
Bombardier, Inc., 6.00%, 10/15/22(2)	35,000	35,175
Bombardier, Inc., 7.50%, 3/15/25(2)	80,000	81,650
TransDigm, Inc., 6.00%, 7/15/22	115,000	116,472
TransDigm, Inc., 6.375%, 6/15/26	50,000	51,110
United Technologies Corp., 6.05%, 6/1/36	140,000	182,282
		700,786
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	210,000	214,893
XPO Logistics, Inc., 6.50%, 6/15/22(2)	15,000	15,276
		230,169
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	85,000	85,850
United Airlines Holdings, Inc., 5.00%, 2/1/24	85,000	89,462
		175,312
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	12,000	12,181
ZF North America Capital, Inc., 4.75%, 4/29/25(2)	105,000	108,646
		120,827

33

		Shares/ Principal Amount	Value
Automobiles — 0.2%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	$11,406
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	58,061
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		$850,000	894,228
General Motors Co., 4.20%, 10/1/27		80,000	81,323
General Motors Co., 5.00%, 4/1/35		70,000	70,078
General Motors Co., 5.15%, 4/1/38		160,000	161,057
General Motors Financial Co., Inc., 3.20%, 7/6/21		430,000	433,670
			1,709,823
Banks — 1.6%
Akbank T.A.S., 5.00%, 10/24/22		130,000	126,899
Avi Funding Co. Ltd., 3.80%, 9/16/25(2)		255,000	266,004
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/31		204,000	200,942
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	200,000	242,745
Banistmo SA, 3.65%, 9/19/22		$280,000	282,478
Bank of America Corp., 4.10%, 7/24/23		110,000	116,866
Bank of America Corp., MTN, 4.20%, 8/26/24		360,000	382,623
Bank of America Corp., MTN, 5.00%, 1/21/44		90,000	110,887
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48		80,000	91,982
Bank of America Corp., VRN, 3.42%, 12/20/28		42,000	43,250
Barclays Bank plc, 5.14%, 10/14/20		100,000	102,566
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	63,868
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	100,000	111,143
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	100,000	108,240
BPCE SA, VRN, 2.75%, 7/8/26	EUR	100,000	116,634
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	200,000	234,704
CIT Group, Inc., 5.00%, 8/15/22		$150,000	159,000
CIT Group, Inc., 5.00%, 8/1/23		50,000	53,562
Citigroup, Inc., 2.75%, 4/25/22		230,000	231,902
Citigroup, Inc., 4.45%, 9/29/27		425,000	458,972
Citigroup, Inc., VRN, 3.52%, 10/27/28		340,000	351,170
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	200,000	258,837
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	150,000	192,534
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	150,000	173,476
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	151,476
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	399,000	495,117
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	60,000	94,275
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	285,000	344,992
Fifth Third BanCorp., 4.30%, 1/16/24		$120,000	127,828
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/30	GBP	50,000	71,518
HSBC Holdings plc, 2.95%, 5/25/21		$200,000	201,632
HSBC Holdings plc, 4.30%, 3/8/26		400,000	428,055
HSBC Holdings plc, 2.625%, 8/16/28	GBP	120,000	152,462
HSBC Holdings plc, VRN, 3.26%, 3/13/23		$210,000	213,155
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		305,000	311,710
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	295,143
JPMorgan Chase & Co., 3.875%, 9/10/24		$780,000	818,750

34

		Shares/ Principal Amount	Value
JPMorgan Chase & Co., 3.125%, 1/23/25		$320,000	$327,728
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49		160,000	170,145
KEB Hana Bank, MTN, 4.375%, 9/30/24		204,000	216,262
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	300,000	392,533
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	188,235
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		$160,000	163,358
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	43,025
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	100,000	130,272
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/27(2)		$150,000	130,005
U.S. Bancorp, MTN, 3.60%, 9/11/24		310,000	325,750
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	100,000	117,552
Wells Fargo & Co., 4.125%, 8/15/23		$300,000	316,552
Wells Fargo & Co., 3.00%, 4/22/26		220,000	222,242
Wells Fargo & Co., MTN, 2.60%, 7/22/20		280,000	280,806
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	211,718
Wells Fargo & Co., MTN, 4.65%, 11/4/44		175,000	198,062
Westpac Banking Corp., 4.875%, 11/19/19		2,300,000	2,317,928
Woori Bank, MTN, 4.75%, 4/30/24		153,000	163,196
			14,102,766
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		370,000	421,424
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	60,415
			481,839
Biotechnology — 0.2%
AbbVie, Inc., 3.60%, 5/14/25		$70,000	72,181
AbbVie, Inc., 4.40%, 11/6/42		240,000	238,085
AbbVie, Inc., 4.70%, 5/14/45		20,000	20,398
Amgen, Inc., 4.66%, 6/15/51		219,000	240,635
Celgene Corp., 3.25%, 8/15/22		160,000	164,140
Celgene Corp., 3.625%, 5/15/24		410,000	427,672
Celgene Corp., 3.875%, 8/15/25		140,000	149,097
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	104,364
Gilead Sciences, Inc., 3.65%, 3/1/26		390,000	412,034
			1,828,606
Building Products†
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		78,000	81,023
Capital Markets — 0.2%
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	115,624
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	198,933
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		$280,000	287,530
Morgan Stanley, 4.375%, 1/22/47		80,000	90,124
Morgan Stanley, MTN, 5.625%, 9/23/19		670,000	672,937
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	262,480
Morgan Stanley, MTN, 4.00%, 7/23/25		100,000	106,855
Morgan Stanley, MTN, VRN, 2.72%, 7/22/25		128,000	128,285

35

	Shares/ Principal Amount	Value
SURA Asset Management SA, 4.375%, 4/11/27	$105,000	$109,201
		1,971,969
Chemicals — 0.1%
CF Industries, Inc., 3.45%, 6/1/23	80,000	81,100
Element Solutions, Inc., 5.875%, 12/1/25(2)	40,000	40,900
Equate Petrochemical BV, 4.25%, 11/3/26(2)	82,000	87,359
Huntsman International LLC, 5.125%, 11/15/22	85,000	90,203
Olin Corp., 5.125%, 9/15/27	60,000	60,627
Tronox Finance plc, 5.75%, 10/1/25(2)	30,000	28,350
		388,539
Commercial Services and Supplies — 0.1%
ADT Security Corp. (The), 6.25%, 10/15/21	100,000	106,753
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	33,775
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)	510,000	510,694
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	80,000	80,276
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	71,000	74,728
Republic Services, Inc., 3.55%, 6/1/22	175,000	179,874
RR Donnelley & Sons Co., 6.00%, 4/1/24	65,000	64,106
		1,050,206
Communications Equipment†
CommScope Technologies LLC, 6.00%, 6/15/25(2)	135,000	123,525
HTA Group Ltd., 9.125%, 3/8/22(2)	153,000	160,627
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	88,000	91,287
		375,439
Construction Materials†
Cemex SAB de CV, 6.125%, 5/5/25	205,000	212,790
Standard Industries, Inc., 6.00%, 10/15/25(2)	80,000	84,100
		296,890
Consumer Finance†
Ally Financial, Inc., 8.00%, 11/1/31	45,000	60,368
Capital One Financial Corp., 3.80%, 1/31/28	70,000	72,514
Navient Corp., 5.00%, 10/26/20	100,000	102,312
Navient Corp., 5.50%, 1/25/23	105,000	109,037
		344,231
Containers and Packaging — 0.1%
ARD Finance SA, 7.125% Cash or 7.875% PIK, 9/15/23(3)	200,000	207,000
Ball Corp., 4.00%, 11/15/23	120,000	124,200
Ball Corp., 5.25%, 7/1/25	35,000	38,194
Berry Global, Inc., 5.50%, 5/15/22	60,000	60,900
Berry Global, Inc., 5.125%, 7/15/23	50,000	51,250
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	305,000	315,675
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(2)	30,000	30,066
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)	20,000	21,600
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	34,654	34,783

36

		Shares/ Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)		$30,000	$30,600
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		160,000	165,500
Sealed Air Corp., 5.125%, 12/1/24(2)		80,000	85,600
			1,165,368
Diversified Consumer Services†
CommonSpirit Health, 2.95%, 11/1/22		130,000	131,004
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., 2.75%, 3/15/23		90,000	91,815
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	220,000	249,961
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		$50,000	50,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	81,100
MDC GMTN B.V., 3.25%, 4/28/22(2)		102,000	104,065
Voya Financial, Inc., 5.70%, 7/15/43		150,000	185,819
Voya Financial, Inc., VRN, 5.65%, 5/15/53		75,000	79,228
			841,988
Diversified Telecommunication Services — 0.5%
Altice France SA, 7.375%, 5/1/26(2)		175,000	185,535
AT&T, Inc., 3.875%, 8/15/21		100,000	102,951
AT&T, Inc., 2.95%, 7/15/26		240,000	241,183
AT&T, Inc., 3.80%, 2/15/27		180,000	187,948
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	156,845
AT&T, Inc., 5.15%, 11/15/46		$291,000	322,630
CenturyLink, Inc., 5.625%, 4/1/20		130,000	132,193
CenturyLink, Inc., 5.80%, 3/15/22		40,000	41,800
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		30,000	25,800
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	150,000	184,470
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	46,258
Frontier Communications Corp., 7.125%, 1/15/23		$145,000	86,275
Frontier Communications Corp., 6.875%, 1/15/25		90,000	49,950
Hughes Satellite Systems Corp., 5.25%, 8/1/26		100,000	106,325
Inmarsat Finance plc, 4.875%, 5/15/22(2)		50,000	50,651
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)		100,000	104,000
Level 3 Financing, Inc., 5.375%, 8/15/22		110,000	110,825
Level 3 Financing, Inc., 5.375%, 5/1/25		50,000	51,625
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)		153,000	159,781
Orange SA, 4.125%, 9/14/21		180,000	186,501
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	150,000	180,008
Sprint Capital Corp., 8.75%, 3/15/32		$105,000	130,856
Telecom Italia Capital SA, 6.375%, 11/15/33		175,000	184,660
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	100,000	128,241
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)		$205,000	196,576
Verizon Communications, Inc., 2.625%, 8/15/26		280,000	279,453

37

		Shares/ Principal Amount	Value
Verizon Communications, Inc., 4.75%, 11/1/41		$100,000	$114,935
Verizon Communications, Inc., 5.01%, 8/21/54		90,000	106,720
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23		80,000	82,800
			3,937,795
Electric Utilities — 0.2%
Duke Energy Florida LLC, 6.35%, 9/15/37		70,000	97,960
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	137,200
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	65,112
Exelon Corp., 4.45%, 4/15/46		100,000	109,810
FirstEnergy Corp., 4.25%, 3/15/23		90,000	94,976
FirstEnergy Corp., 4.85%, 7/15/47		50,000	57,560
Georgia Power Co., 4.30%, 3/15/42		60,000	64,349
Greenko Investment Co., 4.875%, 8/16/23(2)		102,000	100,853
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(2)		40,000	40,338
Pampa Energia SA, 7.50%, 1/24/27		204,000	188,955
Progress Energy, Inc., 3.15%, 4/1/22		110,000	111,824
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	49,791
SSE plc, VRN, 2.375%, 4/1/21	EUR	200,000	226,509
Xcel Energy, Inc., 3.35%, 12/1/26		$70,000	72,624
			1,417,861
Energy Equipment and Services — 0.1%
Halliburton Co., 4.85%, 11/15/35		110,000	121,079
Nabors Industries, Inc., 4.625%, 9/15/21		60,000	59,100
Precision Drilling Corp., 5.25%, 11/15/24		65,000	59,475
Transocean, Inc., 9.00%, 7/15/23(2)		190,000	200,632
Valaris plc, 8.00%, 1/31/24		90,000	76,500
Valaris plc, 5.20%, 3/15/25		60,000	43,200
			559,986
Entertainment — 0.1%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		50,000	47,421
Cinemark USA, Inc., 5.125%, 12/15/22		60,000	61,114
Viacom, Inc., 4.375%, 3/15/43		40,000	39,603
VTR Finance BV, 6.875%, 1/15/24		205,000	212,431
Walt Disney Co. (The), 4.75%, 9/15/44(2)		57,000	70,355
Ziggo Bond Co. BV, 5.875%, 1/15/25(2)		90,000	92,588
			523,512
Equity Real Estate Investment Trusts (REITs) — 0.2%
Boston Properties LP, 3.65%, 2/1/26		180,000	188,674
Equinix, Inc., 5.375%, 5/15/27		70,000	75,317
Essex Portfolio LP, 3.625%, 8/15/22		100,000	102,937
Essex Portfolio LP, 3.25%, 5/1/23		50,000	50,967
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		30,000	32,455
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		100,000	109,062
Hospitality Properties Trust, 4.65%, 3/15/24		210,000	216,403
Iron Mountain, Inc., 5.75%, 8/15/24		95,000	95,921
Iron Mountain, Inc., 4.875%, 9/15/27(2)		80,000	79,800
Kilroy Realty LP, 3.80%, 1/15/23		140,000	145,389

38

		Shares/ Principal Amount	Value
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		$90,000	$96,412
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		50,000	50,175
SBA Communications Corp., 4.875%, 7/15/22		75,000	75,939
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)		50,000	47,625
			1,367,076
Food and Staples Retailing — 0.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24		110,000	115,225
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)		408,000	406,584
Kroger Co. (The), 3.30%, 1/15/21		190,000	192,364
Kroger Co. (The), 3.875%, 10/15/46		90,000	80,934
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	68,251
Walmart, Inc., 2.55%, 4/11/23		$44,000	44,576
Walmart, Inc., 4.05%, 6/29/48		220,000	253,403
			1,161,337
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		70,000	69,912
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(2)		50,000	51,500
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)		35,000	36,269
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)		130,000	136,500
MHP SE, 7.75%, 5/10/24(2)		128,000	137,018
Minerva Luxembourg SA, 6.50%, 9/20/26		316,000	323,110
Minerva Luxembourg SA, 5.875%, 1/19/28(2)		80,000	79,000
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)		200,000	207,000
Post Holdings, Inc., 5.00%, 8/15/26(2)		115,000	117,875
			1,158,184
Gas Utilities — 0.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		120,000	120,371
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22		19,000	19,511
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		75,000	82,695
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27		130,000	142,012
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22		255,000	266,109
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23		40,000	40,902
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	71,511
Enterprise Products Operating LLC, 4.85%, 3/15/44		360,000	397,503
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22		15,000	15,317
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24		160,000	158,000
NuStar Logistics LP, 4.75%, 2/1/22		40,000	40,900
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24		204,000	221,183

39

	Shares/ Principal Amount	Value
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	$130,000	$132,921
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	350,000	389,467
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	300,000	305,596
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	84,000	84,395
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	86,000	89,027
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	20,000	20,325
		2,597,745
Health Care Equipment and Supplies†
Medtronic, Inc., 3.50%, 3/15/25	107,000	113,605
Medtronic, Inc., 4.375%, 3/15/35	172,000	201,075
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	40,000	39,200
		353,880
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	60,000	60,772
Aetna, Inc., 2.75%, 11/15/22	160,000	160,432
Anthem, Inc., 4.65%, 1/15/43	100,000	108,265
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	41,400
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	80,000	76,900
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(2)	60,000	45,900
CHS / Community Health Systems, Inc., VRN, 9.875%, 6/30/23(2)	95,000	79,800
CVS Health Corp., 3.50%, 7/20/22	160,000	164,267
CVS Health Corp., 4.30%, 3/25/28	250,000	265,581
CVS Health Corp., 4.78%, 3/25/38	100,000	106,088
CVS Health Corp., 5.05%, 3/25/48	100,000	108,855
DaVita, Inc., 5.125%, 7/15/24	130,000	130,812
DaVita, Inc., 5.00%, 5/1/25	130,000	127,890
Encompass Health Corp., 5.75%, 11/1/24	41,000	41,616
Envision Healthcare Corp., 8.75%, 10/15/26(2)	200,000	139,500
HCA, Inc., 7.50%, 2/15/22	145,000	160,906
HCA, Inc., 5.00%, 3/15/24	120,000	130,375
HCA, Inc., 5.375%, 2/1/25	160,000	173,434
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	50,000	51,937
Northwell Healthcare, Inc., 4.26%, 11/1/47	70,000	75,312
Team Health Holdings, Inc., 6.375%, 2/1/25(2)	40,000	32,800
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	51,062
Tenet Healthcare Corp., 8.125%, 4/1/22	195,000	208,894
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	41,300
Tenet Healthcare Corp., 5.125%, 5/1/25	100,000	99,896
UnitedHealth Group, Inc., 2.875%, 3/15/22	290,000	293,966
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	106,863
Universal Health Services, Inc., 4.75%, 8/1/22(2)	50,000	50,750
		3,135,573

40

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)	$40,000	$40,140
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	100,000	102,250
Boyd Gaming Corp., 6.875%, 5/15/23	81,000	84,038
Boyd Gaming Corp., 6.375%, 4/1/26	35,000	37,056
Eldorado Resorts, Inc., 7.00%, 8/1/23	110,000	115,225
Golden Nugget, Inc., 6.75%, 10/15/24(2)	120,000	123,826
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	235,000	238,572
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	80,000	82,200
International Game Technology plc, 6.25%, 2/15/22(2)	95,000	100,462
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	75,000	76,839
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	75,000	78,053
McDonald's Corp., MTN, 3.375%, 5/26/25	100,000	104,507
McDonald's Corp., MTN, 4.70%, 12/9/35	80,000	92,641
MGM Resorts International, 6.00%, 3/15/23	130,000	141,375
Penn National Gaming, Inc., 5.625%, 1/15/27(2)	150,000	152,700
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	50,000	50,875
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	120,000	130,083
Scientific Games International, Inc., 6.25%, 9/1/20	100,000	100,625
Scientific Games International, Inc., 10.00%, 12/1/22	63,000	65,915
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	150,000	157,687
		2,075,069
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	5,000	4,950
Beazer Homes USA, Inc., 5.875%, 10/15/27	20,000	18,400
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	50,000	50,631
Lennar Corp., 4.75%, 4/1/21	60,000	61,500
Meritage Homes Corp., 5.125%, 6/6/27	160,000	166,400
PulteGroup, Inc., 5.50%, 3/1/26	60,000	64,875
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	60,000	62,028
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)	200,000	209,500
Toll Brothers Finance Corp., 4.35%, 2/15/28	130,000	131,885
William Lyon Homes, Inc., 5.875%, 1/31/25	100,000	100,500
		870,669
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)	70,000	71,247
Spectrum Brands, Inc., 5.75%, 7/15/25	144,000	149,897
		221,144

41

		Shares/ Principal Amount	Value
Independent Power and Renewable Electricity Producers†
Calpine Corp., 5.375%, 1/15/23		$120,000	$121,200
NRG Energy, Inc., 7.25%, 5/15/26		50,000	54,168
			175,368
Insurance — 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		180,000	188,436
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	200,000	256,576
Allianz SE, VRN, 3.375%, 9/18/24	EUR	100,000	122,664
American International Group, Inc., 4.125%, 2/15/24		$340,000	361,798
American International Group, Inc., 4.50%, 7/16/44		110,000	117,937
AXA SA, 7.125%, 12/15/20	GBP	55,000	72,247
AXA SA, MTN, VRN, 6.69%, 7/6/26	GBP	50,000	72,171
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	200,000	253,919
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$290,000	297,013
Chubb INA Holdings, Inc., 3.15%, 3/15/25		210,000	218,405
Chubb INA Holdings, Inc., 3.35%, 5/3/26		100,000	105,311
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	400,000	496,476
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25	EUR	200,000	245,749
Fiore Capital LLC, VRDN, 2.35%, 8/7/19 (LOC: Wells Fargo Bank N.A.)		$2,500,000	2,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		35,000	36,400
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	76,074
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24	EUR	100,000	117,113
Markel Corp., 4.90%, 7/1/22		$200,000	212,303
MetLife, Inc., 4.125%, 8/13/42		90,000	97,810
MetLife, Inc., 4.875%, 11/13/43		50,000	60,148
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		119,000	121,312
Principal Financial Group, Inc., 3.30%, 9/15/22		80,000	81,376
Prudential Financial, Inc., 3.94%, 12/7/49		244,000	259,020
WR Berkley Corp., 4.625%, 3/15/22		130,000	137,063
			6,507,321
Interactive Media and Services†
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)		130,000	119,600
Tencent Holdings Ltd., 3.80%, 2/11/25(2)		153,000	160,125
			279,725
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23		330,000	332,342
JD.com, Inc., 3.875%, 4/29/26		255,000	254,494
			586,836
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24		90,000	97,569
Fidelity National Information Services, Inc., 3.00%, 8/15/26		260,000	263,984
First Data Corp., 5.75%, 1/15/24(2)		120,000	123,645
			485,198

42

		Shares/ Principal Amount	Value
Life Sciences Tools and Services — 0.1%
IQVIA, Inc., 4.875%, 5/15/23(2)		$120,000	$122,880
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		210,000	214,388
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		61,000	62,462
			399,730
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21		90,000	88,884
Media — 0.5%
Altice Financing SA, 6.625%, 2/15/23(2)		200,000	206,750
AMC Networks, Inc., 4.75%, 8/1/25		170,000	173,612
Cablevision Systems Corp., 5.875%, 9/15/22		100,000	106,500
CBS Corp., 4.85%, 7/1/42		70,000	75,599
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		170,000	172,231
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)		140,000	147,834
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)		65,000	67,194
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		580,000	626,059
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		40,000	47,108
Comcast Corp., 6.40%, 5/15/38		230,000	314,736
Comcast Corp., 4.75%, 3/1/44		150,000	174,904
CSC Holdings LLC, 5.375%, 7/15/23(2)		105,000	107,950
CSC Holdings LLC, 6.625%, 10/15/25(2)		100,000	106,500
CSC Holdings LLC, 5.50%, 5/15/26(2)		25,000	26,188
Digicel Ltd., 6.00%, 4/15/21		153,000	105,952
DISH DBS Corp., 6.75%, 6/1/21		95,000	99,128
DISH DBS Corp., 5.00%, 3/15/23		135,000	130,781
DISH DBS Corp., 5.875%, 11/15/24		100,000	93,063
Gray Television, Inc., 5.125%, 10/15/24(2)		100,000	102,875
Gray Television, Inc., 5.875%, 7/15/26(2)		75,000	78,000
Lamar Media Corp., 5.00%, 5/1/23		100,000	102,095
Lamar Media Corp., 5.375%, 1/15/24		140,000	144,725
Myriad International Holdings BV, 6.00%, 7/18/20		153,000	157,444
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)		105,000	109,331
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)		90,000	92,786
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)		70,000	71,400
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)		60,000	62,475
TEGNA, Inc., 5.50%, 9/15/24(2)		100,000	103,625
Univision Communications, Inc., 5.125%, 2/15/25(2)		100,000	97,500
Videotron Ltd., 5.00%, 7/15/22		75,000	78,634
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	125,193
			4,108,172
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)		$70,000	73,675
Allegheny Technologies, Inc., 5.95%, 1/15/21		110,000	113,163

43

		Shares/ Principal Amount	Value
Cleveland-Cliffs, Inc., 5.75%, 3/1/25		$160,000	$162,880
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)		80,000	80,700
First Quantum Minerals Ltd., 7.25%, 4/1/23		150,000	149,063
First Quantum Minerals Ltd., 6.50%, 3/1/24(2)		250,000	241,442
Freeport-McMoRan, Inc., 3.55%, 3/1/22		100,000	100,507
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	174,600
Nexa Resources SA, 5.375%, 5/4/27		230,000	242,940
Novelis Corp., 5.875%, 9/30/26(2)		125,000	129,844
Steel Dynamics, Inc., 5.25%, 4/15/23		100,000	101,655
Teck Resources Ltd., 6.25%, 7/15/41		40,000	45,264
Vedanta Resources Ltd., 6.125%, 8/9/24(2)		217,000	204,509
			1,820,242
Multi-Utilities — 0.2%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(2)		204,000	219,527
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)		153,000	157,584
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		75,000	79,875
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		90,000	94,431
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		110,000	113,983
Centrica plc, VRN, 5.25%, 4/10/75	GBP	100,000	127,685
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		$100,000	105,732
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	80,900
Exelon Generation Co. LLC, 4.25%, 6/15/22		19,000	19,836
Exelon Generation Co. LLC, 5.60%, 6/15/42		80,000	91,600
Florida Power & Light Co., 3.95%, 3/1/48		90,000	99,600
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)		102,000	115,844
Listrindo Capital BV, 4.95%, 9/14/26		102,000	102,434
MidAmerican Energy Co., 4.40%, 10/15/44		80,000	92,334
NiSource, Inc., 5.65%, 2/1/45		110,000	136,629
Sempra Energy, 2.875%, 10/1/22		110,000	111,035
Sempra Energy, 3.25%, 6/15/27		140,000	140,736
Sempra Energy, 4.00%, 2/1/48		70,000	70,686
Southwestern Public Service Co., 3.70%, 8/15/47		60,000	61,869
			2,022,320
Oil, Gas and Consumable Fuels — 0.9%
Antero Resources Corp., 5.125%, 12/1/22		160,000	153,600
Antero Resources Corp., 5.00%, 3/1/25		70,000	62,987
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		20,000	19,950
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		70,000	69,090
Chesapeake Energy Corp., 8.00%, 1/15/25		95,000	81,700
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23		255,000	257,310
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		150,000	160,038
CNX Resources Corp., 5.875%, 4/15/22		111,000	107,115
Denbury Resources, Inc., 9.00%, 5/15/21(2)		40,000	37,900

44

	Shares/ Principal Amount	Value
Denbury Resources, Inc., 4.625%, 7/15/23	$75,000	$29,250
Diamondback Energy, Inc., 4.75%, 11/1/24	100,000	103,095
Ecopetrol SA, 5.875%, 5/28/45	395,000	445,126
Enbridge, Inc., 4.00%, 10/1/23	120,000	126,120
Encana Corp., 6.50%, 2/1/38	130,000	156,804
Energy Transfer Operating LP, 4.15%, 10/1/20	200,000	203,018
Energy Transfer Operating LP, 3.60%, 2/1/23	27,000	27,680
Energy Transfer Operating LP, 6.50%, 2/1/42	100,000	118,562
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	140,000	152,012
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	140,000	179,973
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(2)	200,000	190,750
Gulfport Energy Corp., 6.00%, 10/15/24	40,000	30,996
Gulfport Energy Corp., 6.375%, 5/15/25	70,000	53,900
Hess Corp., 6.00%, 1/15/40	110,000	119,699
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	20,000	19,550
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	300,000	371,952
Laredo Petroleum, Inc., 6.25%, 3/15/23	50,000	45,125
MEG Energy Corp., 7.00%, 3/31/24(2)	50,000	47,989
MEG Energy Corp., 6.50%, 1/15/25(2)	70,000	70,088
MPLX LP, 4.50%, 4/15/38	60,000	60,817
MPLX LP, 5.20%, 3/1/47	40,000	42,920
Murphy Oil Corp., 4.20%, 12/1/22	80,000	81,578
Newfield Exploration Co., 5.75%, 1/30/22	230,000	245,696
Newfield Exploration Co., 5.375%, 1/1/26	60,000	65,710
Noble Energy, Inc., 4.15%, 12/15/21	175,000	180,478
Oasis Petroleum, Inc., 6.875%, 3/15/22	120,000	120,042
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)	120,000	122,107
Petrobras Global Finance BV, 5.75%, 2/1/29	380,000	409,640
Petrobras Global Finance BV, 7.25%, 3/17/44	180,000	211,320
Petroleos Mexicanos, 6.00%, 3/5/20	122,000	123,809
Petroleos Mexicanos, 4.875%, 1/24/22	40,000	40,500
Petroleos Mexicanos, 3.50%, 1/30/23	70,000	67,130
Petroleos Mexicanos, 6.50%, 3/13/27	140,000	139,188
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	188,025
QEP Resources, Inc., 5.375%, 10/1/22	110,000	102,437
Range Resources Corp., 5.00%, 8/15/22	100,000	92,470
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	34,027	34,651
Ras Laffan Liquefied Natural Gas Co. Ltd. IIII, 6.75%, 9/30/19(2)	459,000	462,190
Reliance Industries Ltd., 4.125%, 1/28/25	332,000	347,802
Shell International Finance BV, 3.625%, 8/21/42	165,000	170,323
SM Energy Co., 5.00%, 1/15/24	80,000	73,800
Southwestern Energy Co., 6.20%, 1/23/25	100,000	86,750
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	70,000	71,750

45

		Shares/ Principal Amount	Value
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		$100,000	$101,750
TOTAL SA, MTN, VRN, 2.25%, 2/26/21	EUR	150,000	171,135
Tullow Oil plc, 7.00%, 3/1/25(2)		$250,000	252,187
Whiting Petroleum Corp., 5.75%, 3/15/21		100,000	100,500
Williams Cos., Inc. (The), 4.55%, 6/24/24		270,000	289,791
Williams Cos., Inc. (The), 5.10%, 9/15/45		150,000	163,571
WPX Energy, Inc., 6.00%, 1/15/22		70,000	72,888
WPX Energy, Inc., 8.25%, 8/1/23		50,000	56,500
			8,190,834
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23		45,000	45,518
Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/1/22		270,000	273,862
Allergan Funding SCS, 3.85%, 6/15/24		230,000	239,572
Allergan Funding SCS, 4.55%, 3/15/35		110,000	113,913
Bausch Health Cos., Inc., 7.00%, 3/15/24(2)		60,000	63,450
Bausch Health Cos., Inc., 6.125%, 4/15/25(2)		195,000	200,060
Horizon Pharma USA, Inc., 6.625%, 5/1/23		35,000	36,180
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		450,000	449,256
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		110,000	86,063
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28		250,000	224,687
			1,687,043
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		265,000	267,517
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		18,000	21,625
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	182,526
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	77,678
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)		80,000	84,647
Rumo Luxembourg Sarl, 7.375%, 2/9/24		180,000	195,282
Union Pacific Corp., 4.75%, 9/15/41		220,000	250,099
			1,079,374
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.00%, 7/1/24		45,000	46,969
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)		70,000	72,126
Sensata Technologies BV, 5.00%, 10/1/25(2)		20,000	21,149
			140,244
Software — 0.2%
Infor US, Inc., 6.50%, 5/15/22		198,000	202,207
Microsoft Corp., 2.70%, 2/12/25		340,000	348,275
Microsoft Corp., 4.25%, 2/6/47		340,000	401,323
Oracle Corp., 3.625%, 7/15/23		280,000	294,873
Oracle Corp., 2.65%, 7/15/26		280,000	281,394
			1,528,072

46

	Shares/ Principal Amount	Value
Specialty Retail — 0.2%
Hertz Corp. (The), 7.375%, 1/15/21	$40,000	$40,044
Hertz Corp. (The), 6.25%, 10/15/22	75,000	76,133
Home Depot, Inc. (The), 3.75%, 2/15/24	230,000	244,961
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	355,831
L Brands, Inc., 5.625%, 2/15/22	105,000	110,696
Party City Holdings, Inc., 6.125%, 8/15/23(2)	50,000	50,250
PetSmart, Inc., 5.875%, 6/1/25(2)	50,000	49,680
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	55,000	56,134
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	50,615
United Rentals North America, Inc., 4.625%, 7/15/23	260,000	266,752
United Rentals North America, Inc., 5.50%, 7/15/25	70,000	72,975
United Rentals North America, Inc., 5.50%, 5/15/27	85,000	89,012
		1,463,083
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 2.45%, 8/4/26	140,000	139,913
Apple, Inc., 3.20%, 5/11/27	190,000	198,099
Apple, Inc., 2.90%, 9/12/27	90,000	92,175
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	160,000	169,202
EMC Corp., 2.65%, 6/1/20	25,000	24,873
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	270,000	273,239
NCR Corp., 5.00%, 7/15/22	90,000	90,761
Western Digital Corp., 4.75%, 2/15/26	60,000	59,475
		1,047,737
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	115,000	119,912
Trading Companies and Distributors†
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(2)	70,000	69,563
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(2)	228,000	239,411
GTH Finance BV, 7.25%, 4/26/23(2)	217,000	241,057
Millicom International Cellular SA, 5.125%, 1/15/28(2)	255,000	262,331
Oztel Holdings SPC Ltd., 6.625%, 4/24/28	204,000	209,962
Sprint Corp., 7.25%, 9/15/21	120,000	129,150
Sprint Corp., 7.875%, 9/15/23	75,000	83,531
Sprint Corp., 7.125%, 6/15/24	205,000	224,219
T-Mobile USA, Inc., 6.375%, 3/1/25	100,000	103,875
T-Mobile USA, Inc., 6.50%, 1/15/26	80,000	85,376
		1,578,912
TOTAL CORPORATE BONDS (Cost $76,780,758)		78,800,704
U.S. TREASURY SECURITIES — 6.4%
U.S. Treasury Bonds, 4.50%, 2/15/36	2,150,000	2,835,145
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	390,000	434,865
U.S. Treasury Bonds, 3.00%, 11/15/44	300,000	327,475
U.S. Treasury Bonds, 2.50%, 2/15/45	1,560,000	1,553,754
U.S. Treasury Bonds, 3.00%, 5/15/45	560,000	611,920

47

		Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.00%, 11/15/45		$100,000	$109,367
U.S. Treasury Bonds, 2.50%, 5/15/46		300,000	298,248
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		1,018,950	1,134,693
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		317,473	366,722
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		1,353,817	1,629,489
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		144,277	197,757
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		710,910	917,500
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		958,924	1,246,353
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		1,080,454	1,059,891
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		2,911,900	3,341,161
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		3,382,187	3,385,637
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		583,490	601,518
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22		1,837,473	1,828,424
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		5,487,750	5,574,369
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		4,324,880	4,324,280
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		3,772,230	3,863,862
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26		6,143,185	6,111,387
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		363,374	369,936
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		1,927,018	2,031,822
U.S. Treasury Notes, 1.75%, 9/30/19		1,100,000	1,099,277
U.S. Treasury Notes, 1.375%, 1/15/20(4)		850,000	847,178
U.S. Treasury Notes, 1.375%, 2/29/20(4)		1,000,000	995,605
U.S. Treasury Notes, 1.875%, 12/15/20		800,000	799,016
U.S. Treasury Notes, 2.375%, 3/15/21		5,700,000	5,740,189
U.S. Treasury Notes, 2.00%, 12/31/21		2,000,000	2,007,227
U.S. Treasury Notes, 2.25%, 8/15/27(4)		400,000	408,789
U.S. Treasury Notes, 2.75%, 2/15/28		300,000	318,252
TOTAL U.S. TREASURY SECURITIES (Cost $54,277,821)			56,371,108
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.2%
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,219,000	907,890
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	302,462
			1,210,352
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	172,000	216,543
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	185,000	222,498
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	121,000	225,544
			664,585
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	74,000	144,544
Canada — 0.2%
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	594,000	465,636
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	644,442
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	368,005
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	497,032
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	32,575

48

		Shares/ Principal Amount	Value
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	$101,450
			2,109,140
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	235,235
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	300,298
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	118,129
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	96,812
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	98,098
			194,910
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	219,000	309,439
France — 0.3%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	893,750	1,114,526
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	155,844	270,090
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	533,000	967,238
			2,351,854
Germany — 0.4%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	178,000	210,749
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(5)	EUR	775,000	898,874
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27	EUR	1,253,000	1,481,399
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/28	EUR	98,000	161,411
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	111,000	248,521
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	358,000	637,043
			3,637,997
Indonesia — 0.1%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	6,000,000,000	457,844
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	369,210
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	205,442
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,568,708
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	623,000	971,694
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(2)	EUR	405,000	531,931
			3,277,775
Japan — 1.1%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	26,250,000	251,121
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	226,800,000	2,914,769
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	154,250,000	1,959,728
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	28,550,000	335,814
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	402,800,000	4,354,887
			9,816,319
49

		Shares/ Principal Amount	Value
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	$245,232
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	9,190,000	470,157
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	729,225
			1,199,382
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(2)(5)	EUR	152,000	171,484
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	506,000	601,738
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	82,000	154,938
			928,160
Norway — 0.4%
Norway Government Bond, 2.00%, 5/24/23(2)	NOK	405,000	47,015
Norway Government Bond, 1.75%, 2/17/27(2)	NOK	1,880,000	219,198
Norway Government Bond, 1.75%, 9/6/29(2)	NOK	26,750,000	3,131,594
			3,397,807
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	222,802
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	307,395
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	140,326
			447,721
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	217,890
Republic of Poland Government International Bond, 5.125%, 4/21/21		$250,000	262,456
			480,346
Russia†
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	5,500,000	86,260
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	286,241
South Africa†
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$185,000	187,545
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(2)	EUR	100,000	133,224
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	132,000	161,375
Spain Government Bond, 5.15%, 10/31/28(2)	EUR	47,000	75,841
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	9,000	18,781
			389,221
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	473,717
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	106,713
			580,430
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	4,150,000	144,548

50

		Shares/ Principal Amount	Value
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	$422,816
			567,364
United Kingdom — 0.4%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	467,000	592,710
United Kingdom Gilt, 1.50%, 7/22/26	GBP	761,000	993,590
United Kingdom Gilt, 4.50%, 12/7/42	GBP	396,000	799,653
United Kingdom Gilt, 4.25%, 12/7/49	GBP	190,000	402,783
United Kingdom Gilt, 4.25%, 12/7/55	GBP	106,000	240,866
			3,029,602
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	83,021
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $35,155,457)			37,328,765
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 4.75%, (1-year H15T1Y plus 2.25%), 9/1/35		199,474	210,491
FHLMC, VRN, 4.74%, (12-month LIBOR plus 1.87%), 7/1/36		37,582	39,559
FHLMC, VRN, 4.46%, (1-year H15T1Y plus 2.14%), 10/1/36		120,044	126,249
FHLMC, VRN, 4.80%, (1-year H15T1Y plus 2.25%), 4/1/37		119,754	126,234
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.78%), 9/1/40		56,954	59,416
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41		24,353	25,527
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41		92,808	95,522
FHLMC, VRN, 4.09%, (12-month LIBOR plus 1.87%), 7/1/41		96,083	100,428
FHLMC, VRN, 4.72%, (12-month LIBOR plus 1.64%), 2/1/43		44,525	46,039
FHLMC, VRN, 4.44%, (12-month LIBOR plus 1.65%), 6/1/43		30,402	31,583
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43		533	551
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46		376,036	376,923
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47		396,834	403,393
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		68,131	70,665
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		158,311	164,194
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35		112,004	116,027
FNMA, VRN, 4.20%, (6-month LIBOR plus 1.57%), 6/1/35		176,542	183,021
FNMA, VRN, 4.34%, (6-month LIBOR plus 1.54%), 9/1/35		22,046	22,824
FNMA, VRN, 4.56%, (1-year H15T1Y plus 2.16%), 3/1/38		113,513	119,406
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40		20,265	21,457
FNMA, VRN, 4.71%, (12-month LIBOR plus 1.80%), 3/1/40		43,015	45,378
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40		112,210	116,959
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.76%), 10/1/40		98,213	102,178
FNMA, VRN, 3.33%, (12-month LIBOR plus 1.82%), 9/1/41		104,722	107,519

51

	Shares/ Principal Amount	Value
FNMA, VRN, 2.71%, (12-month LIBOR plus 1.72%), 4/1/42	$22,686	$22,993
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	214,986	216,846
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	415,619	423,721
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	274,340	279,693
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	261,473	266,701
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	384,380	392,271
		4,313,768
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.1%
FHLMC, 5.00%, 10/1/19	16	16
FHLMC, 5.00%, 11/1/19	522	536
FHLMC, 5.50%, 11/1/19	103	103
FHLMC, 5.50%, 11/1/19	15	15
FHLMC, 5.50%, 12/1/19	123	123
FHLMC, 5.00%, 2/1/20	99	101
FHLMC, 5.00%, 2/1/20	40	41
FHLMC, 5.50%, 3/1/20	149	149
FHLMC, 5.50%, 3/1/20	200	200
FHLMC, 5.50%, 3/1/20	142	142
FHLMC, 5.00%, 5/1/20	95	98
FHLMC, 5.00%, 5/1/20	252	259
FHLMC, 5.00%, 5/1/20	492	505
FHLMC, 4.50%, 7/1/20	1,750	1,795
FHLMC, 4.00%, 10/1/20	956	994
FHLMC, 8.00%, 6/1/26	3,436	3,506
FHLMC, 8.00%, 6/1/26	217	237
FHLMC, 7.00%, 8/1/29	880	953
FHLMC, 8.00%, 7/1/30	6,258	7,422
FHLMC, 5.50%, 12/1/33	118,077	131,054
FHLMC, 6.50%, 5/1/34	5,833	6,767
FHLMC, 5.50%, 6/1/35	3,163	3,390
FHLMC, 5.00%, 9/1/35	2,067	2,248
FHLMC, 5.00%, 9/1/35	2,265	2,487
FHLMC, 5.50%, 10/1/35	18,237	20,350
FHLMC, 5.50%, 10/1/35	12,714	13,986
FHLMC, 5.00%, 11/1/35	43,398	47,662
FHLMC, 5.00%, 11/1/35	69,197	76,590
FHLMC, 6.50%, 3/1/36	450	499
FHLMC, 6.50%, 3/1/36	1,364	1,515
FHLMC, 5.50%, 1/1/38	67,258	73,789
FHLMC, 6.00%, 2/1/38	44,247	50,413
FHLMC, 6.00%, 11/1/38	193,774	220,321
FNMA, 4.50%, TBA	2,621,000	2,747,305
FNMA, 4.50%, 12/1/19	153	157
FNMA, 5.00%, 3/1/20	570	585
FNMA, 5.00%, 3/1/20	443	455
FNMA, 5.00%, 4/1/20	582	597

52

	Shares/ Principal Amount	Value
FNMA, 5.00%, 5/1/20	$86	$88
FNMA, 5.00%, 5/1/20	496	509
FNMA, 5.00%, 7/1/20	854	877
FNMA, 7.00%, 5/1/26	1,730	1,806
FNMA, 7.00%, 6/1/26	843	923
FNMA, 6.50%, 4/1/29	4,964	5,509
FNMA, 6.50%, 6/1/29	8,967	9,948
FNMA, 6.50%, 6/1/29	5,985	6,642
FNMA, 7.00%, 7/1/29	1,045	1,045
FNMA, 6.50%, 8/1/29	8,044	8,988
FNMA, 7.00%, 3/1/30	5,260	5,708
FNMA, 7.50%, 9/1/30	3,642	4,327
FNMA, 6.50%, 9/1/31	27,112	30,089
FNMA, 7.00%, 9/1/31	12,813	13,416
FNMA, 6.50%, 1/1/32	5,821	6,461
FNMA, 5.50%, 6/1/33	40,514	44,958
FNMA, 5.50%, 8/1/33	257,371	287,112
FNMA, 5.00%, 11/1/33	234,969	256,291
FNMA, 5.50%, 1/1/34	224,343	250,048
FNMA, 3.50%, 3/1/34	299,023	310,622
FNMA, 5.50%, 9/1/34	12,790	14,296
FNMA, 5.50%, 10/1/34	11,877	13,284
FNMA, 6.00%, 10/1/34	19,656	21,703
FNMA, 5.00%, 11/1/34	59,158	62,969
FNMA, 5.50%, 3/1/35	10,928	12,211
FNMA, 5.50%, 3/1/35	8,844	9,724
FNMA, 5.50%, 3/1/35	656	706
FNMA, 5.50%, 3/1/35	4,476	4,835
FNMA, 5.50%, 3/1/35	5,647	6,121
FNMA, 5.00%, 4/1/35	9,817	10,623
FNMA, 6.00%, 5/1/35	4,165	4,657
FNMA, 6.00%, 6/1/35	1,233	1,358
FNMA, 6.00%, 6/1/35	359	398
FNMA, 6.00%, 6/1/35	4,473	4,920
FNMA, 5.00%, 7/1/35	56,252	62,088
FNMA, 5.50%, 7/1/35	6,748	7,370
FNMA, 6.00%, 7/1/35	8,669	9,568
FNMA, 6.00%, 7/1/35	24,811	28,215
FNMA, 6.00%, 7/1/35	2,955	3,264
FNMA, 5.50%, 8/1/35	5,251	5,840
FNMA, 4.50%, 9/1/35	239,490	257,892
FNMA, 5.50%, 9/1/35	506	559
FNMA, 5.50%, 9/1/35	322	360
FNMA, 5.50%, 9/1/35	8,222	9,199
FNMA, 5.50%, 9/1/35	43,181	48,321
FNMA, 5.50%, 9/1/35	6,291	6,739
FNMA, 5.00%, 10/1/35	8,724	9,581

53

	Shares/ Principal Amount	Value
FNMA, 5.50%, 10/1/35	$100,255	$112,154
FNMA, 6.00%, 10/1/35	17,157	19,238
FNMA, 5.50%, 11/1/35	57,575	64,403
FNMA, 6.00%, 11/1/35	5,294	5,822
FNMA, 6.50%, 11/1/35	2,653	2,947
FNMA, 6.50%, 12/1/35	5,433	6,030
FNMA, 6.50%, 4/1/36	6,003	6,693
FNMA, 6.00%, 8/1/36	6,923	7,845
FNMA, 5.00%, 10/1/36	67,417	71,585
FNMA, 5.00%, 11/1/36	58,468	62,082
FNMA, 5.50%, 1/1/37	307,021	343,870
FNMA, 6.00%, 5/1/37	5,622	6,321
FNMA, 6.00%, 7/1/37	1,681	1,906
FNMA, 6.50%, 8/1/37	1,695	1,866
FNMA, 6.50%, 8/1/37	150,343	156,853
FNMA, 6.50%, 8/1/37	398,291	417,670
FNMA, 5.00%, 4/1/40	793,581	866,494
FNMA, 4.00%, 1/1/41	3,070,193	3,271,296
FNMA, 5.00%, 6/1/41	612,844	668,917
FNMA, 4.50%, 7/1/41	632,600	682,403
FNMA, 4.50%, 9/1/41	17,505	18,891
FNMA, 4.50%, 9/1/41	1,594,449	1,720,663
FNMA, 4.00%, 12/1/41	1,320,420	1,407,867
FNMA, 4.00%, 1/1/42	26,338	27,936
FNMA, 3.50%, 5/1/42	1,176,822	1,226,372
FNMA, 3.50%, 6/1/42	580,575	605,055
FNMA, 3.00%, 11/1/42	874,951	892,044
FNMA, 3.50%, 5/1/45	1,077,568	1,116,324
FNMA, 4.00%, 4/1/46	1,217,913	1,285,122
FNMA, 6.50%, 8/1/47	17,267	18,487
FNMA, 6.50%, 9/1/47	34,958	37,298
FNMA, 6.50%, 9/1/47	1,680	1,796
FNMA, 6.50%, 9/1/47	18,378	19,618
FNMA, 4.00%, 6/1/48	699,942	727,191
GNMA, 3.00%, TBA	2,100,000	2,145,158
GNMA, 9.00%, 4/20/25	463	505
GNMA, 7.50%, 10/15/25	1,813	1,836
GNMA, 6.00%, 4/15/26	494	542
GNMA, 7.50%, 6/15/26	1,740	1,782
GNMA, 7.00%, 12/15/27	8,761	8,793
GNMA, 7.50%, 12/15/27	5,150	5,609
GNMA, 6.00%, 5/15/28	5,463	5,995
GNMA, 6.50%, 5/15/28	4,872	5,363
GNMA, 7.00%, 5/15/31	17,089	19,670
GNMA, 5.50%, 11/15/32	52,935	58,712
GNMA, 6.50%, 10/15/38	749,632	870,398
GNMA, 4.50%, 5/20/41	862,250	923,896

54

	Shares/ Principal Amount	Value
GNMA, 4.50%, 6/15/41	$348,373	$376,253
GNMA, 4.00%, 12/15/41	438,275	465,492
GNMA, 3.50%, 7/20/42	364,251	381,844
GNMA, 3.50%, 4/20/45	179,063	186,340
GNMA, 2.50%, 7/20/46	279,635	279,972
GNMA, 2.50%, 8/20/46	816,632	817,618
GNMA, 2.50%, 2/20/47	95,934	96,050
		27,812,420
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $31,409,558)		32,126,188
AFFILIATED FUNDS(6) — 2.4%
American Century Diversified Corporate Bond ETF	370,657	18,842,348
American Century STOXX U.S. Quality Value ETF	61,100	2,452,035
TOTAL AFFILIATED FUNDS (Cost $20,856,610)		21,294,383
MUNICIPAL SECURITIES — 2.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$130,000	187,693
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.47%, 8/7/19 (LOC: Bank of America N.A.)	1,285,000	1,285,000
Chicago Midway International Airport Rev., VRDN, 1.38%, 8/7/19 (LOC: Bank of Montreal)	1,800,000	1,800,000
Erie County Industrial Development Agency Rev., (Our Lady of Victory Renaissance Corp.), VRDN, 1.45%, 8/7/19 (LOC: HSBC Bank USA N.A.)	1,165,000	1,165,000
Illinois Housing Development Authority Rev., VRDN, 2.44%, 8/7/19 (LIQ FAC: FHLB)	3,850,000	3,850,000
Kansas City Rev., VRDN, 2.20%, 8/7/19 (LOC: JPMorgan Chase Bank N.A.)	1,760,000	1,760,000
Kansas City Rev., VRDN, 2.22%, 8/7/19 (LOC: JPMorgan Chase Bank N.A.)	525,000	525,000
Los Angeles Community College District GO, 6.68%, 8/1/36	120,000	175,465
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	42,199
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	21,322
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	214,722
New York City GO, 6.27%, 12/1/37	40,000	55,058
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	233,804
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 2.44%, 8/7/19 (LOC: FNMA)	275,000	275,000
Pasadena Public Financing Authority Rev., VRDN, 2.36%, 8/7/19 (SBBPA: Bank of the West)	4,160,000	4,160,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	130,000	157,434
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	130,000	168,951
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	227,390
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	165,000	204,684
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	176,712
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	15,000	23,106

55

	Shares/ Principal Amount	Value
State of California GO, 4.60%, 4/1/38	$100,000	$112,026
State of California GO, 7.55%, 4/1/39	60,000	96,342
State of California GO, 7.30%, 10/1/39	90,000	137,054
State of Illinois GO, 5.10%, 6/1/33	170,000	175,690
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	30,000	39,578
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 2.35%, 8/7/19 (LOC: Bank of America N.A.)	1,453,000	1,453,000
Tennis for Charity, Inc. Rev., VRDN, 2.33%, 8/7/19 (LOC: JPMorgan Chase Bank N.A.)	2,545,000	2,545,000
TOTAL MUNICIPAL SECURITIES (Cost $20,729,050)		21,267,230
ASSET-BACKED SECURITIES — 1.9%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	273,117	273,727
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	33,028	33,018
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	202,335	201,253
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.01%, (1-month LIBOR plus 0.70%), 3/17/37(2)	1,052,622	1,040,929
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.26%, (1-month LIBOR plus 0.95%), 3/17/37(2)	2,725,000	2,700,665
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.61%, (1-month LIBOR plus 1.28%), 6/17/37(2)	975,000	973,979
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.46%, (1-month LIBOR plus 1.15%), 7/17/37(2)	1,450,000	1,450,047
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.56%, (1-month LIBOR plus 1.25%), 1/17/38(2)	2,250,000	2,250,295
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	143,865	143,303
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	135,863	135,434
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	146,558	145,039
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	53,535	53,393
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(2)	942,775	964,469
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(2)	74,726	74,781
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(2)	150,000	151,771
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(2)	1,725,000	1,779,403
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	151,406	152,663
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	128,657	128,467
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	49,141	48,883
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(2)	738,420	747,146
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(2)	525,986	527,426

56

	Shares/ Principal Amount	Value
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(2)	$494,554	$496,100
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	380,318	383,050
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	909,553	917,951
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	56,824	60,213
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	103,094	107,857
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	460,851	459,860
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	730,745	747,455
TOTAL ASSET-BACKED SECURITIES (Cost $17,022,916)		17,148,577
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%
Private Sponsor Collateralized Mortgage Obligations — 1.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	25,093	25,557
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.45%, 3/25/35	55,508	57,156
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/25/45(2)	71,549	72,923
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.80%, 6/25/34	129,644	131,039
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.24%, 11/25/34	31,574	31,317
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.41%, 8/25/34	66,735	65,575
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.40%, 8/25/34	117,224	118,926
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.58%, 8/25/35	72,204	74,524
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.48%, 7/25/35	134,929	143,849
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(2)	203,625	207,671
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.49%, 10/25/34	108,601	109,030
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.80%, 8/25/35	54,382	56,348
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.09%, 6/25/34	47,236	47,234
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.61%, 5/25/34	91,702	94,636
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.97%, 1/25/35	130,462	130,331
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.50%, 9/25/35	190,013	195,694
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.56%, 9/25/35	43,579	44,691
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.42%, 7/25/35	65,332	66,275
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.38%, 7/25/35	50,155	50,544

57

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.67%, 4/25/35	$106,862	$109,602
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	10,378	10,363
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	489,282	498,166
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.73%, 11/21/34	367,534	383,676
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.40%, 11/25/35	87,870	88,926
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.46%, 2/25/35	92,803	94,435
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.46%, 2/25/35	29,001	29,441
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(2)	536,591	559,888
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.77%, (1-month LIBOR plus 1.50%), 6/25/57(2)	340,977	348,171
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(2)	617,136	628,913
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(2)	628,215	635,145
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(2)	424,354	430,697
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(2)	561,278	568,709
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	180,949	179,456
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.39%, 7/25/34	73,816	75,073
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.01%, (1-month LIBOR plus 0.74%), 9/25/44	301,566	302,110
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	68,010	69,662
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.45%, 3/25/35	276,636	275,317
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.27%, 8/25/35	125,822	128,543
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.91%, 9/25/34	9,219	9,598
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.97%, 12/25/34	94,622	97,566
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	65,022	64,819
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	154,252	159,136
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.96%, 6/25/35	262,457	266,043
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 5.00%, 6/25/35	31,424	32,727
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 5.00%, 3/25/35	124,149	128,203
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.10%, 4/25/35	49,082	50,152
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.10%, 5/25/35	108,652	113,041

58

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	$93,630	$94,094
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	274,205	275,219
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 5.04%, 7/25/36	103,236	105,320
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.76%, 9/25/36	82,438	84,166
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	42,977	43,461
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	17,278	17,625
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	57,125	58,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	21,928	21,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	60,227	58,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 4.79%, 12/28/37	57,850	57,485
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	68,229	72,571
		8,949,474
U.S. Government Agency Collateralized Mortgage Obligations — 0.7%
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.62%, (1-month LIBOR plus 1.35%), 3/25/29	87,555	87,999
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.47%, (1-month LIBOR plus 1.20%), 10/25/29	1,945,087	1,957,703
FHLMC, Series 2017-HQA2, Class M1, VRN, 3.07%, (1-month LIBOR plus 0.80%), 12/25/29	61,529	61,616
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.72%, (1-month LIBOR plus 0.45%), 7/25/30	124,319	124,208
FNMA, Series 2014-C02, Class 1M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	222,093	231,711
FNMA, Series 2014-C02, Class 2M2, VRN, 4.87%, (1-month LIBOR plus 2.60%), 5/25/24	451,395	469,467
FNMA, Series 2017-C01, Class 1M1, VRN, 3.57%, (1-month LIBOR plus 1.30%), 7/25/29	158,811	159,294
FNMA, Series 2017-C03, Class 1M2, VRN, 5.27%, (1-month LIBOR plus 3.00%), 10/25/29	130,000	136,027
FNMA, Series 2017-C07, Class 1M2, VRN, 4.67%, (1-month LIBOR plus 2.40%), 5/28/30	2,500,000	2,538,490
		5,766,515
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,603,845)		14,715,989
COLLATERALIZED LOAN OBLIGATIONS — 1.5%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.50%, (3-month LIBOR plus 1.20%), 1/15/29(2)(7)	1,750,000	1,750,000
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.07%, (3-month LIBOR plus 1.55%), 5/15/30(2)	300,000	295,475
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.30%, (3-month LIBOR plus 1.02%), 4/20/31(2)	375,000	371,089
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.73%, (3-month LIBOR plus 1.45%), 4/20/31(2)	225,000	220,644

59

	Shares/ Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.02%, (3-month LIBOR plus 1.50%), 5/15/31(2)	$2,000,000	$1,973,425
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, (3-month LIBOR plus 1.02%), 4/17/31(2)	250,000	247,505
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, (3-month LIBOR plus 1.40%), 4/17/31(2)	350,000	342,781
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, (3-month LIBOR plus 0.98%), 4/24/31(2)	750,000	740,434
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.25%, (3-month LIBOR plus 0.97%), 4/18/31(2)	1,000,000	990,304
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.83%, (3-month LIBOR plus 1.55%), 4/20/30(2)	600,000	594,583
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.49%, (3-month LIBOR plus 1.30%), 10/20/32(2)(7)	1,125,000	1,125,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.40%, (3-month LIBOR plus 1.12%), 7/20/31(2)	300,000	299,377
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.37%, (3-month LIBOR plus 1.07%), 1/18/31(2)	275,000	273,237
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.43%, (3-month LIBOR plus 1.15%), 7/20/31(2)	450,000	447,625
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.88%, (3-month LIBOR plus 1.60%), 7/20/31(2)	350,000	346,098
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.25%, (3-month LIBOR plus 0.95%), 4/19/30(2)	225,000	224,009
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/19/30(2)	200,000	198,643
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.28%, (3-month LIBOR plus 0.98%), 4/15/31(2)	650,000	645,313
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.80%, (3-month LIBOR plus 1.50%), 4/15/31(2)	600,000	591,361
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.05%, (3-month LIBOR plus 1.75%), 4/18/31(2)	125,000	124,547
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.28%, (3-month LIBOR plus 0.96%), 4/16/31(2)	250,000	246,703
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.00%, (3-month LIBOR plus 1.70%), 10/18/31(2)	900,000	894,208
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $13,033,073)		12,942,361
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	850,000	889,896
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	1,650,000	1,839,944
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	700,000	754,669
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	700,000	748,732
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	750,000	796,921
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	775,000	807,385
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	700,000	744,044

60

	Shares/ Principal Amount	Value
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	$50,000	$52,591
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.03%, (1-month LIBOR plus 0.70%), 6/15/34(2)	1,050,000	1,050,965
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	700,000	731,376
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	400,000	407,906
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	200,000	204,667
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	100,000	104,379
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	700,000	707,887
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	705,000	734,278
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,199,487)		10,575,640
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE Value ETF	21,737	1,015,987
iShares Russell 2000 Value ETF	3,098	374,734
iShares Russell Mid-Cap Value ETF	19,509	1,753,274
SPDR S&P Oil & Gas Exploration & Production ETF	11,512	288,145
SPDR S&P Regional Banking ETF	4,134	227,949
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,671,231)		3,660,089
COMMERCIAL PAPER(8) — 0.3%
Old Line Funding LLC, 2.42%, 1/16/20(2) (Cost $3,000,000)	$3,000,000	2,999,948
WARRANTS†
Hotels, Restaurants and Leisure†
Minor International PCL(1) (Cost $—)	6,775	1,212
TEMPORARY CASH INVESTMENTS — 3.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $31,817,864)	31,817,864	31,817,864
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $751,928,575)		890,548,620
OTHER ASSETS AND LIABILITIES — (0.5)%		(4,609,456)
TOTAL NET ASSETS — 100.0%		$885,939,164

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,981,010	USD	1,372,880	Bank of America, N.A.	9/18/19	$(15,958)
AUD	2,040,910	USD	1,429,964	Bank of America, N.A.	9/18/19	(32,012)
AUD	2,032,208	USD	1,432,036	Bank of America, N.A.	9/18/19	(40,045)
USD	807,151	AUD	1,156,807	Bank of America, N.A.	9/18/19	14,778
USD	1,410,440	AUD	2,008,745	Bank of America, N.A.	9/18/19	34,520
BRL	8,970,618	USD	2,229,445	Goldman Sachs & Co.	9/18/19	112,887
USD	177,079	BRL	693,247	Goldman Sachs & Co.	9/18/19	(3,936)

61

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,254,292	USD	1,675,566	Morgan Stanley	9/18/19	$34,048
CAD	7,817	USD	5,964	Morgan Stanley	9/30/19	(35)
CAD	9,052	USD	6,907	Morgan Stanley	9/30/19	(41)
CAD	10,036	USD	7,666	Morgan Stanley	9/30/19	(53)
CAD	9,190	USD	7,044	Morgan Stanley	9/30/19	(73)
CAD	8,377	USD	6,360	Morgan Stanley	9/30/19	(6)
CAD	32,363	USD	24,620	Morgan Stanley	9/30/19	(71)
CAD	40,681	USD	30,974	Morgan Stanley	9/30/19	(116)
USD	1,498,705	CAD	1,973,780	Morgan Stanley	9/18/19	1,826
USD	1,508,713	CAD	1,971,631	Morgan Stanley	9/18/19	13,463
USD	271,427	CAD	358,042	Morgan Stanley	9/30/19	(164)
USD	238,027	CAD	313,984	Morgan Stanley	9/30/19	(144)
USD	6,953	CAD	9,073	Morgan Stanley	9/30/19	70
USD	8,084	CAD	10,522	Morgan Stanley	9/30/19	103
USD	6,178	CAD	8,051	Morgan Stanley	9/30/19	70
USD	16,294	CAD	21,237	Morgan Stanley	9/30/19	185
USD	9,248	CAD	12,142	Morgan Stanley	9/30/19	38
USD	6,318	CAD	8,295	Morgan Stanley	9/30/19	26
USD	25,213	CAD	33,209	Morgan Stanley	9/30/19	23
USD	7,801	CAD	10,250	Morgan Stanley	9/30/19	26
CHF	1,160,662	USD	1,162,732	UBS AG	9/18/19	9,061
CHF	2,121,561	USD	2,149,613	UBS AG	9/18/19	(7,706)
CHF	1,392,259	USD	1,426,524	UBS AG	9/18/19	(20,913)
CHF	3,117	USD	3,189	UBS AG	9/30/19	(39)
CHF	18,543	USD	18,954	UBS AG	9/30/19	(211)
CHF	15,088	USD	15,475	UBS AG	9/30/19	(225)
USD	146,184	CHF	141,306	UBS AG	9/18/19	3,523
USD	1,445,353	CHF	1,413,302	UBS AG	9/18/19	18,497
USD	558,350	CHF	543,900	UBS AG	9/30/19	8,599
USD	27,170	CHF	26,198	UBS AG	9/30/19	691
USD	39,358	CHF	38,067	UBS AG	9/30/19	881
USD	19,038	CHF	18,625	UBS AG	9/30/19	213
USD	20,059	CHF	19,580	UBS AG	9/30/19	269
CLP	995,040,135	USD	1,454,524	Goldman Sachs & Co.	9/23/19	(40,737)
USD	1,442,321	CLP	980,561,806	Goldman Sachs & Co.	9/23/19	49,104
CNY	1,477,909	USD	213,189	Morgan Stanley	9/18/19	787
CNY	1,563,774	USD	228,310	Morgan Stanley	9/18/19	(1,903)
CNY	9,872,348	USD	1,436,187	Morgan Stanley	9/18/19	(6,842)
CNY	9,838,167	USD	1,431,214	Morgan Stanley	9/18/19	(6,818)
CNY	4,928,987	USD	717,465	Morgan Stanley	9/18/19	(3,833)
USD	714,453	CNY	4,921,153	Morgan Stanley	9/18/19	1,955
COP	4,979,021,316	USD	1,474,968	Goldman Sachs & Co.	9/18/19	38,186
USD	1,541,722	COP	4,979,021,316	Goldman Sachs & Co.	9/18/19	28,567
USD	1,415,923	COP	4,592,191,435	Goldman Sachs & Co.	9/18/19	20,328
CZK	32,616,138	USD	1,456,338	UBS AG	9/18/19	(50,704)
CZK	32,666,362	USD	1,443,013	UBS AG	9/18/19	(35,216)
USD	88,794	CZK	2,055,862	UBS AG	9/18/19	194
USD	1,451,039	CZK	32,678,705	UBS AG	9/18/19	42,709
USD	1,419,711	CZK	32,678,905	UBS AG	9/18/19	11,372

62

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	62,827	DKK	417,393	Goldman Sachs & Co.	9/18/19	$703
EUR	1,278,220	USD	1,438,922	JPMorgan Chase Bank N.A.	8/21/19	(21,791)
EUR	1,268,721	USD	1,433,004	JPMorgan Chase Bank N.A.	8/21/19	(26,404)
EUR	109,717	USD	124,653	Credit Suisse AG	9/30/19	(2,614)
EUR	122,864	USD	138,750	Credit Suisse AG	9/30/19	(2,088)
EUR	17,866	USD	20,174	Credit Suisse AG	9/30/19	(302)
EUR	120,222	USD	135,752	Credit Suisse AG	9/30/19	(2,029)
EUR	117,740	USD	132,905	Credit Suisse AG	9/30/19	(1,942)
EUR	30,847	USD	34,503	Credit Suisse AG	9/30/19	(192)
EUR	56,524	USD	63,225	Credit Suisse AG	9/30/19	(352)
USD	11,892,571	EUR	10,575,404	JPMorgan Chase Bank N.A.	8/21/19	167,881
USD	1,427,427	EUR	1,269,840	JPMorgan Chase Bank N.A.	8/21/19	19,587
USD	3,199,415	EUR	2,805,151	Credit Suisse AG	9/30/19	79,229
USD	1,615,496	EUR	1,416,419	Credit Suisse AG	9/30/19	40,005
USD	856,886	EUR	751,292	Credit Suisse AG	9/30/19	21,220
USD	25,648	EUR	22,575	Credit Suisse AG	9/30/19	538
USD	47,566	EUR	41,866	Credit Suisse AG	9/30/19	997
USD	38,046	EUR	33,705	Credit Suisse AG	9/30/19	556
USD	25,255	EUR	22,389	Credit Suisse AG	9/30/19	352
USD	58,773	EUR	52,432	Credit Suisse AG	9/30/19	453
USD	29,158	EUR	26,052	Credit Suisse AG	9/30/19	180
USD	54,799	EUR	48,914	Credit Suisse AG	9/30/19	391
GBP	16,507	USD	20,948	JPMorgan Chase Bank N.A.	9/30/19	(815)
GBP	21,168	USD	26,581	JPMorgan Chase Bank N.A.	9/30/19	(763)
USD	3,129,990	GBP	2,470,009	Bank of America, N.A.	9/18/19	119,260
USD	212,972	GBP	167,120	Bank of America, N.A.	9/18/19	9,267
USD	484,003	GBP	380,395	JPMorgan Chase Bank N.A.	9/30/19	20,055
USD	866,632	GBP	681,116	JPMorgan Chase Bank N.A.	9/30/19	35,910
USD	35,646	GBP	27,962	JPMorgan Chase Bank N.A.	9/30/19	1,543
USD	31,041	GBP	24,861	JPMorgan Chase Bank N.A.	9/30/19	720
USD	27,451	GBP	22,388	JPMorgan Chase Bank N.A.	9/30/19	146
HUF	413,159,267	USD	1,432,790	UBS AG	9/18/19	(26,454)
USD	2,884,626	HUF	835,549,193	UBS AG	9/18/19	40,535
USD	1,402,465	HUF	396,671,844	UBS AG	9/18/19	52,250
USD	331,676	IDR	4,895,539,136	Goldman Sachs & Co.	9/18/19	(13,285)
ILS	5,267,348	USD	1,482,758	UBS AG	9/18/19	21,504
ILS	5,104,176	USD	1,465,896	UBS AG	9/18/19	(8,233)
ILS	5,033,253	USD	1,447,252	UBS AG	9/18/19	(9,844)
USD	2,838,207	ILS	10,221,520	UBS AG	9/18/19	(80,878)
USD	1,430,989	ILS	5,044,524	UBS AG	9/18/19	(9,637)
USD	1,427,455	ILS	4,986,527	UBS AG	9/18/19	3,391
JPY	2,075,743	USD	19,260	Bank of America, N.A.	9/30/19	(94)
JPY	1,756,270	USD	16,240	Bank of America, N.A.	9/30/19	(24)
JPY	1,360,228	USD	12,690	Bank of America, N.A.	9/30/19	(130)
JPY	1,999,018	USD	18,649	Bank of America, N.A.	9/30/19	(191)
USD	6,834,706	JPY	736,904,305	Bank of America, N.A.	8/21/19	51,798
USD	1,409,594	JPY	151,703,349	Bank of America, N.A.	8/21/19	13,226
USD	334,986	JPY	35,812,691	Bank of America, N.A.	9/30/19	4,319
USD	549,917	JPY	58,790,508	Bank of America, N.A.	9/30/19	7,090

63

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,304	JPY	1,540,250	Bank of America, N.A.	9/30/19	$83
USD	13,780	JPY	1,480,927	Bank of America, N.A.	9/30/19	106
KRW	335,226,476	USD	282,748	Goldman Sachs & Co.	9/18/19	(204)
KZT	558,589,756	USD	1,440,407	Goldman Sachs & Co.	9/18/19	(13)
KZT	263,122,894	USD	682,727	Goldman Sachs & Co.	9/18/19	(4,231)
MXN	6,531,246	USD	335,995	Morgan Stanley	9/18/19	2,179
MXN	27,923,510	USD	1,438,466	Morgan Stanley	9/18/19	7,357
MXN	26,715,645	USD	1,381,403	Morgan Stanley	9/18/19	1,880
MXN	27,553,089	USD	1,438,841	Morgan Stanley	9/18/19	(12,197)
USD	688,359	MXN	13,825,355	Morgan Stanley	9/18/19	(27,490)
USD	1,427,530	MXN	27,851,821	Morgan Stanley	9/18/19	(14,582)
USD	708,474	MXN	13,623,948	Morgan Stanley	9/18/19	3,053
MYR	5,824,409	USD	1,412,320	Goldman Sachs & Co.	9/18/19	(2,199)
MYR	4,462,595	USD	1,087,642	Goldman Sachs & Co.	9/18/19	(7,223)
USD	136,763	MYR	577,002	Goldman Sachs & Co.	9/18/19	(2,933)
NOK	21,314,904	USD	2,442,941	Goldman Sachs & Co.	9/18/19	(33,144)
NOK	12,721,429	USD	1,453,948	Goldman Sachs & Co.	9/18/19	(15,702)
NOK	178,352	USD	20,892	Goldman Sachs & Co.	9/30/19	(722)
NOK	170,753	USD	20,041	Goldman Sachs & Co.	9/30/19	(730)
USD	141,856	NOK	1,225,558	Goldman Sachs & Co.	9/18/19	3,298
USD	144,475	NOK	1,233,150	Goldman Sachs & Co.	9/18/19	5,059
USD	1,390,571	NOK	11,876,588	Goldman Sachs & Co.	9/18/19	47,841
USD	1,423,913	NOK	12,156,227	Goldman Sachs & Co.	9/18/19	49,567
USD	669,462	NOK	5,709,004	Goldman Sachs & Co.	9/30/19	23,824
USD	21,203	NOK	182,329	Goldman Sachs & Co.	9/30/19	583
NZD	2,188,695	USD	1,451,455	Bank of America, N.A.	9/18/19	(12,943)
NZD	1,095,909	USD	732,571	Bank of America, N.A.	9/18/19	(12,289)
USD	2,110,146	NZD	3,235,229	Bank of America, N.A.	9/18/19	(16,198)
PEN	728,427	USD	220,762	Goldman Sachs & Co.	9/18/19	(731)
PEN	857,432	USD	259,372	Goldman Sachs & Co.	9/18/19	(373)
USD	2,701,439	PEN	9,130,053	Goldman Sachs & Co.	9/18/19	(56,417)
USD	1,286,571	PEN	4,242,725	Goldman Sachs & Co.	9/18/19	4,999
USD	1,638,876	PHP	86,499,889	Goldman Sachs & Co.	9/18/19	(56,163)
PLN	607,924	USD	161,652	Goldman Sachs & Co.	9/18/19	(4,624)
PLN	5,149,410	USD	1,383,432	Goldman Sachs & Co.	9/18/19	(53,326)
PLN	649,289	USD	173,811	Goldman Sachs & Co.	9/18/19	(6,098)
PLN	7,955,601	USD	2,103,849	Goldman Sachs & Co.	9/18/19	(48,898)
USD	7,350,840	PLN	28,246,338	Goldman Sachs & Co.	9/18/19	54,741
USD	1,413,909	PLN	5,309,087	Goldman Sachs & Co.	9/18/19	42,559
USD	114,475	PLN	433,092	Goldman Sachs & Co.	9/18/19	2,606
USD	11,060	RUB	729,959	Goldman Sachs & Co.	9/18/19	(332)
SEK	36,133,125	USD	3,817,733	Goldman Sachs & Co.	9/18/19	(64,621)
SEK	6,291,714	USD	667,145	Goldman Sachs & Co.	9/18/19	(13,631)
SEK	80,626	USD	8,595	Goldman Sachs & Co.	9/30/19	(213)
SEK	178,568	USD	18,987	Goldman Sachs & Co.	9/30/19	(422)
SEK	112,687	USD	11,982	Goldman Sachs & Co.	9/30/19	(267)
SEK	115,059	USD	12,347	Goldman Sachs & Co.	9/30/19	(385)
SEK	133,969	USD	14,408	Goldman Sachs & Co.	9/30/19	(481)
USD	164,576	SEK	1,526,556	Goldman Sachs & Co.	9/18/19	6,014

64

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,090,728	SEK	19,538,484	Goldman Sachs & Co.	9/18/19	$61,286
USD	685,787	SEK	6,529,848	Goldman Sachs & Co.	9/18/19	7,538
USD	349,799	SEK	3,263,134	Goldman Sachs & Co.	9/30/19	10,561
USD	541,929	SEK	5,055,439	Goldman Sachs & Co.	9/30/19	16,362
USD	24,040	SEK	221,678	Goldman Sachs & Co.	9/30/19	994
USD	18,203	SEK	168,739	Goldman Sachs & Co.	9/30/19	661
USD	18,078	SEK	169,582	Goldman Sachs & Co.	9/30/19	448
USD	8,883	SEK	83,032	Goldman Sachs & Co.	9/30/19	251
USD	20,674	SEK	193,515	Goldman Sachs & Co.	9/30/19	556
USD	12,577	SEK	118,014	Goldman Sachs & Co.	9/30/19	308
USD	207,271	SGD	285,549	Bank of America, N.A.	9/18/19	(674)
THB	44,726,720	USD	1,458,084	Goldman Sachs & Co.	9/18/19	(10,564)
USD	432,618	THB	13,728,041	Goldman Sachs & Co.	9/18/19	(11,672)
USD	1,436,135	THB	44,231,534	Goldman Sachs & Co.	9/18/19	4,641
USD	1,072,923	THB	32,933,356	Goldman Sachs & Co.	9/18/19	7,079
USD	1,453,384	THB	44,843,443	Goldman Sachs & Co.	9/18/19	2,087
USD	723,923	THB	22,386,580	Goldman Sachs & Co.	9/18/19	(589)
ZAR	10,597,528	USD	714,692	UBS AG	9/18/19	19,952
ZAR	20,075,289	USD	1,424,487	UBS AG	9/18/19	(32,823)
USD	710,890	ZAR	10,597,528	UBS AG	9/18/19	(23,753)
USD	1,404,583	ZAR	20,075,289	UBS AG	9/18/19	12,920
						$535,778

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Japanese 10-Year Mini Government Bonds	12	September 2019	JPY	120,000,000	$1,696,700	$4,107
Korean Treasury 10-Year Bonds	10	September 2019	KRW	1,000,000,000	1,128,645	19,424
S&P 500 E-Mini	15	September 2019	USD	750	2,236,725	(2,249)
U.S. Treasury 10-Year Ultra Notes	19	September 2019	USD	1,900,000	2,619,031	46,736
U.S. Treasury 2-Year Notes	187	September 2019	USD	37,400,000	40,093,969	81,119
U.S. Treasury 5-Year Notes	91	September 2019	USD	9,100,000	10,697,477	81,547
					$58,472,547	$230,684

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	3	September 2019	EUR	300,000	$581,408	$(15,580)
Euro-OAT 10-Year Bonds	7	September 2019	EUR	700,000	1,295,866	(44,491)
					$1,877,274	$(60,071)

65

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Sell	5.00%	6/20/24	$2,034,450	$133,532	$31,678	$165,210

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

66

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MYR	-	Malaysian Ringgit
AUD	-	Australian Dollar	NOK	-	Norwegian Krone
BRL	-	Brazilian Real	NVDR	-	Non-Voting Depositary Receipt
CAD	-	Canadian Dollar	NZD	-	New Zealand Dollar
CDX	-	Credit Derivatives Indexes	PEN	-	Peruvian Sol
CHF	-	Swiss Franc	PHP	-	Philippine Peso
CLP	-	Chilean Peso	PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.

CNY	-	Chinese Yuan	PLN	-	Polish Zloty
COP	-	Colombian Peso	RUB	-	Russian Ruble
CZK	-	Czech Koruna	SBBPA	-	Standby Bond Purchase Agreement
DKK	-	Danish Krone	SEK	-	Swedish Krona
EUR	-	Euro	SEQ	-	Sequential Payer
FHLB	-	Federal Home Loan Bank	SGD	-	Singapore Dollar
FHLMC	-	Federal Home Loan Mortgage Corporation	TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GDR	-	Global Depositary Receipt
GNMA	-	Government National Mortgage Association	THB	-	Thai Baht
GO	-	General Obligation	USD	-	United States Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won	VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit	ZAR	-	South African Rand
MTN	-	Medium Term Note
MXN	-	Mexican Peso
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $60,673,997, which represented 6.8% of total net assets.

(3)	The security's rate was paid in cash at the last payment date.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $388,145.

(5)	Security is a zero-coupon bond.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

67

Statement of Assets and Liabilities

JULY 31, 2019
Assets
Investment securities - unaffiliated, at value (cost of $731,071,965)	$869,254,237
Investment securities - affiliated, at value (cost of $20,856,610)	21,294,383
Total investment securities, at value (cost of $751,928,575)	890,548,620
Foreign currency holdings, at value (cost of $5,115)	4,338
Foreign deposits with broker for futures contracts, at value (cost of $170,262)	163,139
Deposits with broker for futures contracts	94,500
Receivable for investments sold	2,052,268
Receivable for capital shares sold	792,170
Receivable for variation margin on futures contracts	3,641
Unrealized appreciation on forward foreign currency exchange contracts	1,561,498
Dividends and interest receivable	2,996,169
Other assets	14,365
898,230,708

Liabilities
Disbursements in excess of demand deposit cash	74
Payable for investments purchased	9,264,139
Payable for capital shares redeemed	1,060,091
Payable for variation margin on futures contracts	59,941
Payable for variation margin on swap agreements	7,413
Unrealized depreciation on forward foreign currency exchange contracts	1,025,720
Accrued management fees	749,714
Distribution and service fees payable	123,461
Accrued foreign taxes	991
12,291,544

Net Assets	$885,939,164

Net Assets Consist of:
Capital (par value and paid-in surplus)	$729,013,391
Distributable earnings	156,925,773
$885,939,164

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$314,567,256	47,873,225	$6.57
I Class, $0.01 Par Value	$76,201,609	11,591,096	$6.57
A Class, $0.01 Par Value	$304,644,179	46,514,821	$6.55*
C Class, $0.01 Par Value	$48,514,526	7,522,057	$6.45
R Class, $0.01 Par Value	$39,114,181	6,007,725	$6.51
R5 Class, $0.01 Par Value	$7,199,931	1,094,706	$6.58
R6 Class, $0.01 Par Value	$95,697,482	14,577,811	$6.56
*Maximum offering price $6.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

68

Statement of Operations

YEAR ENDED JULY 31, 2019
Investment Income (Loss)
Income:
Dividends (including $213,850 from affiliated funds and net of foreign taxes withheld of $558,667)	$13,052,122
Interest (net of foreign taxes withheld of $1,947)	11,543,793
24,595,915

Expenses:
Management fees	10,343,582
Distribution and service fees:
A Class	814,897
C Class	585,800
R Class	200,211
Directors' fees and expenses	27,854
Other expenses	85,977
12,058,321
Fees waived(1)	(528,474)
11,529,847

Net investment income (loss)	13,066,068

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $115 from affiliated funds)	44,060,483
Forward foreign currency exchange contract transactions	1,070,902
Futures contract transactions	512,374
Swap agreement transactions	296,850
Foreign currency translation transactions	(122,612)
45,817,997

Change in net unrealized appreciation (depreciation) on:
Investments (including $437,773 from affiliated funds and (increase) decrease in accrued foreign taxes of $5,159)	(31,695,689)
Forward foreign currency exchange contracts	469,598
Futures contracts	200,452
Swap agreements	(78,871)
Translation of assets and liabilities in foreign currencies	(22,249)
(31,126,759)

Net realized and unrealized gain (loss)	14,691,238

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,757,306

(1)	Amount consists of $198,576, $46,885, $173,798, $31,144, $21,351, $3,552 and $53,168 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

69

Statement of Changes in Net Assets

YEAR ENDED JULY 31, 2019, EIGHT MONTHS ENDED JULY 31, 2018 AND YEAR ENDED NOVEMBER 30, 2017
Increase (Decrease) in Net Assets	July 31, 2019	July 31, 2018(1)	November 30, 2017
Operations
Net investment income (loss)	$13,066,068	$9,146,237	$15,188,631
Net realized gain (loss)	45,817,997	88,049,994	123,145,311
Change in net unrealized appreciation (depreciation)	(31,126,759)	(58,961,112)	61,925,164
Net increase (decrease) in net assets resulting from operations	27,757,306	38,235,119	200,259,106

Distributions to Shareholders
From earnings:(2)
Investor Class	(39,277,283)	(48,466,399)	(14,049,234)
I Class	(8,449,534)	(12,495,566)	(5,048,036)
A Class	(32,296,649)	(37,105,007)	(9,913,896)
C Class	(5,622,272)	(8,815,375)	(1,738,048)
R Class	(3,699,119)	(4,635,090)	(1,089,567)
R5 Class	(654,958)	(22,790)	(44)
R6 Class	(11,327,933)	(9,179,380)	(2,339,956)
Decrease in net assets from distributions	(101,327,748)	(120,719,607)	(34,178,781)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(200,002,583)	(48,674,810)	(352,116,430)

Net increase (decrease) in net assets	(273,573,025)	(131,159,298)	(186,036,105)

Net Assets
Beginning of period	1,159,512,189	1,290,671,487	1,476,707,592
End of period	$885,939,164	$1,159,512,189	$1,290,671,487

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)
Prior periods presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. For the eight months ended July 31 2018, distributions from net investment income were $(4,435,536), $(1,358,612), $(2,826,853), $(399,830), $(280,348), $(22,317) and $(1,136,649) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the eight months ended July 31, 2018, distributions from net realized gains were $(44,030,863), $(11,136,954), $(34,278,154), $(8,415,545), $(4,354,742), $(473) and $(8,042,731) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

For the year ended November 30, 2017, distributions from net investment income were $(7,234,108), $(2,828,701), $(4,513,083), $(466,188), $(439,882), $(44) and $(1,483,111) for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. For the year ended November 30, 2017, distributions from net realized gains were $(6,815,126), $(2,219,335), $(5,400,813), $(1,271,860), $(649,685) and $(856,845) for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

70

Notes to Financial Statements

JULY 31, 2019

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

71

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

72

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2019, the investment advisor agreed to waive an additional 0.05% of the fund's management fee. The investment

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advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.90% to 1.10%	1.10%	1.05%
I Class	0.70% to 0.90%	0.90%	0.85%
A Class	0.90% to 1.10%	1.10%	1.05%
C Class	0.90% to 1.10%	1.10%	1.05%
R Class	0.90% to 1.10%	1.10%	1.05%
R5 Class	0.70% to 0.90%	0.90%	0.85%
R6 Class	0.55% to 0.75%	0.75%	0.70%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,039,673 and $12,896,189, respectively. The effect of interfund transactions on the Statement of Operations was $844,622 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $651,003,891, of which $100,832,691 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2019 totaled $934,520,904, of which $167,794,817 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000		790,000,000
Sold	5,106,477	$33,225,147	4,611,023	$32,250,334	12,920,825	$90,675,133
Issued in reinvestment of distributions	6,570,306	38,839,511	6,954,777	47,978,690	2,038,633	13,903,568
Redeemed	(27,077,167)	(172,824,566)	(17,928,486)	(125,884,910)	(31,462,012)	(221,849,064)
	(15,400,384)	(100,759,908)	(6,362,686)	(45,655,886)	(16,502,554)	(117,270,363)
I Class/Shares Authorized	380,000,000		380,000,000		380,000,000
Sold	6,114,875	40,867,347	2,225,351	15,588,958	6,154,728	43,137,167
Issued in reinvestment of distributions	1,419,398	8,448,896	1,793,497	12,389,825	736,588	5,035,400
Redeemed	(13,789,127)	(90,242,548)	(4,214,590)	(29,834,539)	(20,831,687)	(147,212,919)
	(6,254,854)	(40,926,305)	(195,742)	(1,855,756)	(13,940,371)	(99,040,352)
A Class/Shares Authorized	670,000,000		670,000,000		670,000,000
Sold	8,836,897	57,236,516	4,534,090	31,571,822	6,565,906	45,900,836
Issued in reinvestment of distributions	5,304,364	31,208,520	5,235,390	36,009,274	1,426,375	9,671,984
Redeemed	(17,236,316)	(110,250,267)	(13,349,495)	(93,514,032)	(23,367,563)	(163,749,544)
	(3,095,055)	(21,805,231)	(3,580,015)	(25,932,936)	(15,375,282)	(108,176,724)
C Class/Shares Authorized	160,000,000		160,000,000		160,000,000
Sold	522,498	3,313,429	654,196	4,503,746	1,030,907	7,150,520
Issued in reinvestment of distributions	959,909	5,533,027	1,270,366	8,636,760	251,497	1,676,528
Redeemed	(5,570,385)	(36,035,344)	(3,431,673)	(23,697,580)	(4,321,833)	(30,090,888)
	(4,087,978)	(27,188,888)	(1,507,111)	(10,557,074)	(3,039,429)	(21,263,840)
R Class/Shares Authorized	90,000,000		90,000,000		90,000,000
Sold	763,380	4,846,322	555,234	3,854,070	972,450	6,761,626
Issued in reinvestment of distributions	626,087	3,653,574	667,048	4,561,392	159,071	1,071,635
Redeemed	(1,641,699)	(10,587,946)	(1,720,689)	(11,897,375)	(2,506,262)	(17,499,349)
	(252,232)	(2,088,050)	(498,407)	(3,481,913)	(1,374,741)	(9,666,088)

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	Year ended July 31, 2019		Eight months ended July 31, 2018(1)		Year ended November 30, 2017(2)
	Shares	Amount	Shares	Amount	Shares	Amount
R5 Class/Shares Authorized	50,000,000		50,000,000		50,000,000
Sold	102,275	$657,873	1,048,946	$7,341,301	722	$5,000
Issued in reinvestment of distributions	110,387	654,958	3,266	22,790	6	44
Redeemed	(97,788)	(651,877)	(73,108)	(514,776)	–	–
	114,874	660,954	979,104	6,849,315	728	5,044
R6 Class/Shares Authorized	150,000,000		150,000,000		150,000,000
Sold	3,011,246	19,700,526	7,720,823	53,908,442	10,337,985	71,479,267
Issued in reinvestment of distributions	1,913,370	11,327,933	1,330,511	9,179,380	340,880	2,339,956
Redeemed	(6,304,564)	(38,923,614)	(4,493,981)	(31,128,382)	(9,971,031)	(70,523,330)
	(1,379,948)	(7,895,155)	4,557,353	31,959,440	707,834	3,295,893
Net increase (decrease)	(30,355,577)	$(200,002,583)	(6,607,504)	$(48,674,810)	(49,523,815)	$(352,116,430)

(1)	The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period.

(2)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2019 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	—	$18,393	—	$449	$18,842	371	—	$214
American Century STOXX U.S. Quality Value ETF	—	2,505	$42	(11)	2,452	61	—	—
	—	$20,898	$42	$438	$21,294	432	—	$214

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

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7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$397,908,456	$151,590,106	—
Corporate Bonds	—	78,800,704	—
U.S. Treasury Securities	—	56,371,108	—
Sovereign Governments and Agencies	—	37,328,765	—
U.S. Government Agency Mortgage-Backed Securities	—	32,126,188	—
Affiliated Funds	21,294,383	—	—
Municipal Securities	—	21,267,230	—
Asset-Backed Securities	—	17,148,577	—
Collateralized Mortgage Obligations	—	14,715,989	—
Collateralized Loan Obligations	—	12,942,361	—
Commercial Mortgage-Backed Securities	—	10,575,640	—
Exchange-Traded Funds	3,660,089	—	—
Commercial Paper	—	2,999,948	—
Warrants	—	1,212	—
Temporary Cash Investments	31,817,864	—	—
	$454,680,792	$435,867,828	—
Other Financial Instruments
Futures Contracts	$209,402	$23,531	—
Swap Agreements	—	165,210	—
Forward Foreign Currency Exchange Contracts	—	1,561,498	—
	$209,402	$1,750,239	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,249	$60,071	—
Forward Foreign Currency Exchange Contracts	—	1,025,720	—
	$2,249	$1,085,791	—

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8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,466,346.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,343 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $106,225,883.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

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A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $34,193,527 futures contracts purchased and $4,530,680 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $710,947.

Value of Derivative Instruments as of July 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$7,413
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	22,500
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,561,498	Unrealized depreciation on forward foreign currency exchange contracts	1,025,720
Interest Rate Risk	Receivable for variation margin on futures contracts*	3,641	Payable for variation margin on futures contracts*	37,441
		$1,565,139		$1,093,074

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2019
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$295,360	Change in net unrealized appreciation (depreciation) on swap agreements	$(80,121)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(240,567)	Change in net unrealized appreciation (depreciation) on futures contracts	(2,249)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,070,902	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	469,598
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	752,941	Change in net unrealized appreciation (depreciation) on futures contracts	202,701
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	1,490	Change in net unrealized appreciation (depreciation) on swap agreements	1,250
		$1,880,126		$591,179

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the year ended July 31, 2019, eight months ended July 31, 2018 and year ended November 30, 2017 were as follows:

	July 31, 2019	July 31, 2018(1)	November 30, 2017
Distributions Paid From
Ordinary income	$22,148,776	$31,593,492	$16,965,117
Long-term capital gains	$79,178,972	$89,126,115	$17,213,664

(1) The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$766,340,384
Gross tax appreciation of investments	$143,291,603
Gross tax depreciation of investments	(19,083,367)
Net tax appreciation (depreciation) of investments	124,208,236
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(141,865)
Net tax appreciation (depreciation)	$124,066,371
Other book-to-tax adjustments	$(200,566)
Undistributed ordinary income	$3,674,019
Accumulated long-term gains	$29,385,949

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$7.02	0.09	0.13	0.22	(0.10)	(0.57)	(0.67)	$6.57	4.36%	1.06%	1.11%	1.42%	1.37%	68%	$314,567
2018(3)	$7.51	0.06	0.16	0.22	(0.06)	(0.65)	(0.71)	$7.02	3.22%	1.09%(4)	1.09%(4)	1.25%(4)	1.25%(4)	55%	$444,259
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.08%	1.20%	1.20%	81%	$523,241
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.07%	1.22%	1.22%	82%	$574,968
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	1.06%	0.97%	0.97%	88%	$645,785
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	1.06%	0.92%	0.92%	69%	$714,110
I Class
2019	$7.02	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.57	4.55%	0.86%	0.91%	1.62%	1.57%	68%	$76,202
2018(3)	$7.52	0.07	0.15	0.22	(0.07)	(0.65)	(0.72)	$7.02	3.23%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$125,345
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	0.88%	1.40%	1.40%	81%	$135,618
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	0.87%	1.42%	1.42%	82%	$213,502
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	0.86%	1.17%	1.17%	88%	$263,207
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	0.86%	1.12%	1.12%	69%	$289,676

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$7.00	0.08	0.13	0.21	(0.09)	(0.57)	(0.66)	$6.55	4.11%	1.31%	1.36%	1.17%	1.12%	68%	$304,644
2018(3)	$7.49	0.05	0.16	0.21	(0.05)	(0.65)	(0.70)	$7.00	3.04%	1.34%(4)	1.34%(4)	1.00%(4)	1.00%(4)	55%	$347,290
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	1.33%	0.95%	0.95%	81%	$398,519
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	1.32%	0.97%	0.97%	82%	$456,392
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	1.31%	0.72%	0.72%	88%	$504,771
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	1.31%	0.67%	0.67%	69%	$606,035
C Class
2019	$6.91	0.03	0.12	0.15	(0.04)	(0.57)	(0.61)	$6.45	3.30%	2.06%	2.11%	0.42%	0.37%	68%	$48,515
2018(3)	$7.42	0.01	0.16	0.17	(0.03)	(0.65)	(0.68)	$6.91	2.46%	2.09%(4)	2.09%(4)	0.25%(4)	0.25%(4)	55%	$80,205
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	2.08%	0.20%	0.20%	81%	$97,269
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	2.07%	0.22%	0.22%	82%	$106,604
2015	$7.64	—(5)	(0.13)	(0.13)	—(5)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	2.06%	(0.03)%	(0.03)%	88%	$121,748
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	2.06%	(0.08)%	(0.08)%	69%	$128,076

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$6.96	0.06	0.13	0.19	(0.07)	(0.57)	(0.64)	$6.51	3.88%	1.56%	1.61%	0.92%	0.87%	68%	$39,114
2018(3)	$7.46	0.03	0.16	0.19	(0.04)	(0.65)	(0.69)	$6.96	2.74%	1.59%(4)	1.59%(4)	0.75%(4)	0.75%(4)	55%	$43,590
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	1.58%	0.70%	0.70%	81%	$50,395
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	1.57%	0.72%	0.72%	82%	$53,902
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	1.56%	0.47%	0.47%	88%	$52,262
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	1.56%	0.42%	0.42%	69%	$49,716
R5 Class
2019	$7.03	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.58	4.56%	0.86%	0.91%	1.62%	1.57%	68%	$7,200
2018(3)	$7.52	0.08	0.15	0.23	(0.07)	(0.65)	(0.72)	$7.03	3.38%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$6,885
2017(6)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(4)	0.88%(4)	1.46%(4)	1.46%(4)	81%(7)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$7.01	0.12	0.13	0.25	(0.13)	(0.57)	(0.70)	$6.56	4.72%	0.71%	0.76%	1.77%	1.72%	68%	$95,697
2018(3)	$7.51	0.08	0.15	0.23	(0.08)	(0.65)	(0.73)	$7.01	3.35%	0.74%(4)	0.74%(4)	1.60%(4)	1.60%(4)	55%	$111,937
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	0.73%	1.55%	1.55%	81%	$85,623
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	0.72%	1.57%	1.57%	82%	$71,340
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	0.71%	1.32%	1.32%	88%	$35,867
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	0.71%	1.27%	1.27%	69%	$8,420

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund, one of the funds constituting the American Century Strategic Asset Allocations, Inc. (the “Fund”), as of July 31, 2019; the related statement of operations for the year then ended; the statements of changes in net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2019; the results of its operations for the year then ended; the changes in its net assets for the year then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017; and the financial highlights for the year then ended, the period December 1, 2017 through July 31, 2018 and for the years ended November 30, 2017, 2016, 2015, and 2014; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	67	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	67	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	67	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	67	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	67	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	67	None
John R. Whitten (1946)	Director	Since 2008	Retired	67	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	72	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.08% to 1.03%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2019.

For corporate taxpayers, the fund hereby designates $6,460,261, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,913,866, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2019.

The fund hereby designates $6,878,681 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2019.

The fund utilized earnings and profits of $941,927 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 1909

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Jan M. Lewis, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $126,890
FY 2019:    $125,320

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750*
FY 2019:    $119,500

*The funds in the registrant changed their fiscal year end from November 30 to July 31. Therefore, the amounts reported in this Item 4(g) represent an eight-month reporting period from December 1, 2017 to July 31, 2018.

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
Name: Patrick Bannigan
Title: President
(principal executive officer)

Date:	September 26, 2019

By:	/s/ R. Wes Campbell
Name: R. Wes Campbell
Title: Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 26, 2019